As filed with the Securities and Exchange Commission on April 30, 1999.

                                               COMMISSION FILE NO. 33-48922
                                               COMMISSION FILE NO. 811-6720

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         Post-Effective Amendment No. 20

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No.  20

                 THE FLEX-PARTNERS (FORMERLY THE FLEX-FUNDS II)
               (Exact Name of Registrant as Specified in Charter)

             P.O. BOX 7177, 6000 MEMORIAL DRIVE, DUBLIN, OHIO 43017
                (Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code:  (614)766-7000


          WESLEY F. HOAG, VICE PRESIDENT - R. MEEDER & ASSOCIATES, INC.
             P.O. BOX 7177, 6000 MEMORIAL DRIVE, DUBLIN, OHIO 43017
                     (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
         It is proposed that this filing will become effective
                           (check appropriate box).

       -----
       / XXX /  immediately upon filing pursuant to paragraph (b) of Rule 485
       -----
       /     /   on (date) pursuant to paragraph (b) of Rule 485.
       -----
       /     /   60 days after filing pursuant to paragraph (a)(1).
       -----
       /     /   on April 30, 1999 pursuant to paragraph (a)(1).
       -----
       /     /   75 days after filing pursuant to paragraph (a)(2).
       -----
       /     /   on (date) pursuant to paragraph (a)(2) on Rule 485.
       -----

If appropriate, check the following box:

       -----
      /     /     This post-effective amendment designates a new effective date
       -----      for a previously filed post-effective amendment.

The Mutual Fund, Utilities Stock, Growth Stock and Money Market Portfolios have also executed this Registration Statement.

                         THE FLEX-PARTNERS CORE EQUITY,
                    UTILITY GROWTH, TACTICAL ASSET ALLOCATION
                         AND INTERNATIONAL EQUITY FUNDS
                       CROSS REFERENCE SHEET TO FORM N-1A

PART A.

ITEM NO.            PROSPECTUS CAPTION

1(a)                Front Cover Page
1(b)                Back Cover Page

2(a)                Investment Goal
2(b)                Strategies
2(c)(1)             Main Risk Factors
2(c)(2)             Performance

3                   Fees and Expenses of the Fund

4(a)(b)             More Information About the Funds
                    How is the Trust Organized?
4(c)                More About Risk
                    Risk and Investment Glossary

5                   Results of a $10,000 Investment

6(a)                Who Manages the Funds?
6(b)                Not Applicable

7(a)                Transaction Policies
7(b)                How to Buy Shares
                    Other Shareholder Services
7(c)                How To Make Withdrawals (Redemptions)
                    Exchange Privilege
                    Other Shareholder Services
7(d)(e)             How Does Taxation Affect the Funds and Their Shareholders
7(f)                Not Applicable

8(a)                How To Buy Shares
8(b)                Distribution Fees
8(c)                More Information About the Funds - Each Fund's Investment in
                      a Portfolio

9                   How to Read the Financial Highlights Table
                    Financial Highlights

                                THE FLEX-PARTNERS

PROSPECTUS                                   CORE EQUITY FUND
APRIL 30, 1999
                                             UTILITY GROWTH FUND

                                             TACTICAL ASSET ALLOCATION FUND

[LOGOS]                                      INTERNATIONAL EQUITY FUND



     The Flex-Partners' funds is a family of funds that includes four load mutual funds covering a variety of investment opportunities.

     This Prospectus gives you important information about the funds that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                                The Flex-Partners
                               6000 Memorial Drive
                                Dublin, OH 43017
                         1-800-494-FLEX or 614-766-7074
                         Internet: WWW.FLEXPARTNERS.COM

                                                                   CONTENTS

------------------------------------------------------------------ THE FUNDS

A fund by fund look at             Core Equity Fund                   _____
investment goals, strategies,      Utility Growth Fund                _____
risks, performance and expenses    Tactical Asset Allocation Fund     _____
                                   International Equity Fund          _____

Information on who may want to     Who May Want to Invest             _____
invest and who may not want to
invest

Information about the results of    Results of a $10,000 Investment    _____
a hypothetical $10,000 investment
in the funds versus benchmark
indexes

More information about the funds   More Information about the Funds   _____
you should know before investing   Who Manages the Funds?             _____
                                   Distribution Fees                  _____
                                   How is the Trust Organized?        _____
                                   How Does Taxation Affect the
                                     Funds and Their Shareholders?    _____
                                   How to Read the Financial
                                     Highlights Table                 _____

------------------------------------------------------------ SHAREHOLDER MANUAL

Information about account          How to Buy Shares                  _____
transactions and services          How to Make Withdrawals
                                     (Redemptions)                    _____
                                   Transaction Policies               _____
                                   Other Shareholder Services         _____

--------------------------------------------------------------- MORE ABOUT RISK

                                   Investment Practices, Securities
                                     and Related Risks                _____
                                   Risk and Investment Glossary       _____

---------------------------------------------------------- FOR MORE INFORMATION

Where to learn more about the funds                  Back Cover

                                CORE EQUITY FUND
                      (FPCEX - A SHARES, FPCCX - C SHARES)

[ICON]    INVESTMENT GOAL


          The fund seeks growth of capital. To pursue this goal, the fund invests in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index. Current income is not a primary objective.


 [ICON]   STRATEGIES

          The fund invests all of its assets in the Growth Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." Normally, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks. At least 70% of the Portfolio's assets invested in common stocks will be invested in S&P 500 stocks.

          The Portfolio consists of investment portfolios representing each of the industry sectors comprising the S&P 500: utilities, transportation, capital goods, consumer durables, consumer non-durables, energy, materials and services, finance, technology and health. The Portfolio's assets will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S&P 500 on a market-capitalization weighted basis.

          The assets of the Portfolio representing each of these industry sectors are managed by one or more separate investment advisers.

          The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

          Form more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

[ICON]    MAIN RISK FACTORS

          The value of your investment will fluctuate in response to stock market movements. To the extent that the fund invests in higher risk securities, it encounters additional risks that could adversely affect its performance. The use of several sector advisers or the replacement of a sector adviser may increase the Portfolio's turnover, gains or losses, and brokerage commissions. As with any mutual fund, loss of money is a risk of investing in this fund. Please read "More About Risk" carefully before investing.

--------------------------------------------------------------------------------

                                   PERFORMANCE

     The bar chart on the left below provides some indication of the risks of investing in the Core Equity Fund by allowing a comparison to market performance. The table on the right compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

CLASS A ANNUAL TOTAL RETURNS(1)

[GRAPH] The following information was presented in the form of a bar graph:

                YEAR    ANNUAL TOTAL RETURN
                1998         22.78%

1 Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 19.94% (quarter ending December 31, 1998), and the lowest return for a quarter was -11.29% (quarter ending September 30, 1998).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1998)                 PAST ONE YEAR     SINCE INCEPTION (8/1/97)
--------------------------------------------------------------------------------


Core Equity Fund - Class A            15.75%                12.44%
Core Equity Fund - Class C            21.35%                16.19%
S&P 500 Index*                        28.58%                21.45%
Morningstar's Average Growth Fund     19.48%                14.20%


*The S&P 500 is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

 [ICON]   FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                               CLASS A   CLASS C

          Maximum Sales Charge (Load) Imposed on
               Purchases (as a percentage of offering price)   5.75%(1)  None
          Maximum Deferred Sales Charge (Load) (as a
               percentage of offering price or redemption
               proceeds, as applicable)                        None     1.50%(2)
          Exchange fee                                         None      None

     Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(3)

                                                     CLASS A       CLASS C


          Management Fees                             1.00%         1.00%
          Distribution and Service (12b-1) Fees       0.50%         1.00%(4)
          Other Expenses(5)                           1.63%         1.85%
                                                      -----         -----
          Total Annual Fund Operating Expenses        3.13%         3.85%
          Expense Reimbursement(6)                   -1.38%        -1.85%
                                                      -----         -----
          Net Expenses                                1.75%         2.00%


          1 The sales charge applied to purchases of Class A shares of the fund declines as the amount invested increases. See "How to Buy Shares."

          2 A deferred sales charge on Class C shares applies only if redemption occurs within twenty-four months from purchase. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

          3 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

          4 Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.


          5 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1998.

          6 The adviser has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses for Class A shares and Class C shares to 1.75% and 2.00%, respectively. The adviser may terminate this agreement after December 31, 1999.

          EXAMPLE


          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:


                       1 YEAR     3 YEARS     5 YEARS    10 YEARS
                       ------     -------     -------    --------
          Class A      $743       $1,363      $2,007     $3,726

          Class C      $353       $1,005      $1,826     $3,962


          You would pay the following expenses if you did not redeem your shares:

                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
                       ------     -------     -------     --------

          Class A      $743       $1,363      $2,007      $3,726

          Class C      $203       $1,005      $1,826      $3,962


          Of course, your actual costs may be higher or lower.

                               UTILITY GROWTH FUND
                      (FPBAX - A SHARES, FPBCX - C SHARES)

[ICON]    INVESTMENT GOAL

          The fund seeks an above average level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the fund will not invest in electric utilities that generate power from nuclear reactors. The fund also seeks capital appreciation, but only when consistent with its primary investment objective.

 [ICON]   STRATEGIES

          The fund invests all of its assets in The Utilities Stock Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." The Portfolio generally invests at least 65% of its total assets in equity securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The remaining 35% of the Portfolio's total assets may be invested in debt securities of public utility companies, or debt or equity securities of other issuers who stand to benefit from developments in the utilities industry.

          The subadviser utilizes fundamental analysis to identify those securities that it believes provide an above average level of current income and growth of income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value.

          The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

          For more information, see "How Does the Fund Pursue Its Investment Goals?" under "More Information About the Funds."

[ICON]    MAIN RISK FACTORS


          Utility stocks are subject to interest rate risk - i.e., price fluctuations due to changing interest rates. Rising interest rates can be expected to reduce the fund's net asset value. Because the fund concentrates in the utility industry, its performance is largely dependent on the utility industry's performance, which may differ from that of the overall stock market. Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Investments in securities of foreign companies involve additional risks relating to political and economic developments abroad, including currency fluctuations. As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

     The bar chart on the left below provides some indication of the risks of investing in the Utility Growth Fund by showing changes in the fund's performance from year to year during the past three calendar years. The table on the right compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

CLASS A ANNUAL TOTAL RETURNS(1)

[GRAPH] The following information was presented in the form of a bar graph:


                YEAR      ANNUAL TOTAL RETURN
                1996           12.62%
                1997           28.41%
                1998            8.34%


1 Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 13.52% (quarter ending December 31, 1998), and the lowest return for a quarter was -10.33% (quarter ending September 30, 1998).


Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1998)                  PAST ONE YEAR     SINCE INCEPTION (7/11/95)
--------------------------------------------------------------------------------
Utility Growth Fund - Class A           2.11%              16.50%
Utility Growth Fund - Class C           6.58%              18.31%
The S&P 500 Composite Stock
Price Index*                           28.58%              28.61%
Morningstar's Average
Utilities Fund                         18.00%              19.52%

*The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.


[ICON]    FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                           CLASS A    CLASS C

          Maximum Sales Charge (Load) Imposed on
             Purchases (as a percentage of offering price)  5.75%(1)    None
          Maximum Deferred Sales Charge (Load) (as a
             percentage of offering price or redemption
             proceeds, as applicable)                        None     1.50%(2)
          Exchange fee                                       None       None

     Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(3)

                                                            CLASS A    CLASS C


          Management Fees                                   1.00%       1.00%
          Distribution and Service (12b-1) Fees             0.50%       1.00%(4)
          Other Expenses(5)                                 2.30%       2.31%
                                                            -----       -----
          Total Annual Fund Operating Expenses              3.80%       4.31%
          Expense Reimbursement(6)                         -2.05%      -2.06%
                                                            -----       -----
          Net Expenses                                      1.75%       2.25%


          1 The sales charge applied to purchases of Class A shares of the fund declines as the amount invested increases. See "How to Buy Shares."

          2 A deferred sales charge on Class C shares applies only if redemption occurs within twenty-four months from purchase. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

          3 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

          4 Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.


          5 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1998.

          6 The adviser has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses for Class A shares and Class C shares to 1.75% and 2.25%, respectively. The adviser may terminate this agreement after December 31, 1999.

          EXAMPLE


          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:


                       1 YEAR      3 YEARS       5 YEARS      10 YEARS
                       ------      -------       -------      --------
          Class A      $743        $1,491        $2,258       $4,256
          Class C      $378        $1,120        $2,024       $4,340

          You would pay the following expenses if you did not redeem your shares:


                       1 YEAR       3 YEARS       5 YEARS     10 YEARS
                       ------       -------       -------     --------
          Class A      $743         $1,491        $2,258      $4,256
          Class C      $228         $1,120        $2,024      $4,340


          Of course, your actual costs may be higher or lower.

                         TACTICAL ASSET ALLOCATION FUND
                      (FPTAX - A SHARES, FPTCX - C SHARES)

[ICON]    INVESTMENT GOAL

          The fund seeks growth of capital. To pursue this goal, the fund invests primarily in other growth mutual funds that are not affiliated with the fund.

 [ICON]   STRATEGIES

          The fund invests all of its assets in the Mutual Fund Portfolio, a master fund having the same investment goal as the fund. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds." The Portfolio pursues its investment goal through asset allocation and mutual fund selection. Normally, at least 65% of the value of the fund's total assets will be invested in mutual funds. The mutual funds in which the fund invests are primarily growth funds investing in common stocks. In the underlying mutual funds, current income will usually be of secondary importance. The adviser overweights mutual fund types that it believes represent above average market potential with below average market risk. The adviser continually evaluates market capitalization (for example, blue chip versus small capitalization) and sector rotation (for example, high tech versus industrial companies) when selecting mutual funds.


          The Portfolio may invest up to 100% of its assets in money market securities and investment grade bonds as a defensive tactic. When invested defensively, the Portfolio could be unable to achieve its investment objective. The Portfolio places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. The Portfolio strives to avoid losses during high risk market environments and strives to provide attractive returns during low risk markets. When the adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, the Portfolio will reduce or eliminate its position in growth mutual funds in order to attempt to preserve your capital. The Portfolio may also invest in common stocks directly.


          The Portfolio may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

          For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

[ICON]    MAIN RISK FACTORS


          When the Portfolio is invested primarily in growth mutual funds, the value of your investment will fluctuate in response to stock market movements. Investing through the fund in an underlying portfolio of mutual funds involves additional expenses and tax results which would not arise if you invested directly in the mutual funds in which the fund invests. The underlying mutual funds may invest in smaller or newer companies which are more likely to grow as well as suffer more significant losses than larger or more established companies. Investments in such companies can be both more volatile and more speculative. In addition, if the adviser does not accurately predict changing market conditions and other economic factors, the Portfolio's assets might be allocated in a manner that is disadvantageous. As with any mutual fund, loss of money is a risk of investing in the fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

     The bar chart on the left below provides some indication of the risks of investing in the Tactical Asset Allocation Fund by showing changes in the fund's performance from year to year during the past three calendar years. The table on the right compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

CLASS C ANNUAL TOTAL RETURNS(1)

[GRAPH] The following information was presented in the form of a bar graph:


                YEAR        ANNUAL TOTAL RETURN
                1996              5.07%
                1997             17.71%
                1998             28.13%


1 Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 25.08% (quarter ending December 31, 1998), and the lowest return for a quarter was -4.74% (quarter ending December 31, 1997).

Average Annual Total Returns - CLASS A
(for the periods ending
DECEMBER 31, 1998)                         PAST ONE YEAR     SINCE INCEPTION(1)
--------------------------------------------------------------------------------
Tactical Asset Allocation Fund - Class A        20.95%           18.20%
S&P 500 Index(2)                                28.58%           33.31%
Morningstar's Average Asset
Allocation Fund                                 11.40%           15.98%



Average Annual Total Returns - CLASS C
(for the periods ending
DECEMBER 31, 1998)                         PAST ONE YEAR     SINCE INCEPTION(1)
--------------------------------------------------------------------------------
Tactical Asset Allocation Fund - Class C        26.63%           18.11%
S&P 500 Index(2)                                28.58%           28.68%
Morningstar's Average Asset
Allocation Fund                                 11.40%           14.51%


1 Class A inception date: 8/1/96; Class C inception date: 6/1/95.

2 The S&P 500 is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[ICON]    FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              CLASS A   CLASS C

          Maximum Sales Charge (Load) Imposed on
               Purchases (as a percentage of offering price)  5.75%(1)    None
          Maximum Deferred Sales Charge (Load) (as a
               percentage of offering price or redemption
               proceeds, as applicable)                       None      1.50%(2)
          Exchange fee                                        None        None

          Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(3)

                                                           CLASS A     CLASS C


          Management Fees                                   0.81%      0.81%
          Distribution and Service (12b-1) Fees             0.50%      1.00%(4)
          Other Expenses(5)                                 9.07%      0.67%
                                                           ------     ------
          Total Annual Fund Operating Expenses             10.38%      2.48%
          Expense Reimbursement(6)                         -8.63%     -0.33%
                                                           ------     ------
          Net Expenses                                      1.75%      2.15%


          1 The sales charge applied to purchases of Class A shares of the fund declines as the amount invested increases. See "How to Buy Shares."

          2 A deferred sales charge on Class C shares applies only if redemption occurs within twenty-four months from purchase. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

          3 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "Each Fund's Investment in a Portfolio" under "More Information About the Funds."

          4 Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.


          5 "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 1998.

          6 The adviser has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses for Class A shares and Class C shares to 1.75% and 2.15%, respectively. The adviser may terminate this agreement after December 31, 1999.

          EXAMPLE


          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:


                       1 YEAR       3 YEARS       5 YEARS      10 YEARS
                       ------       -------       -------      --------
          Class A      $743         $2,656        $4,368       $7,906
          Class C      $368         $  741        $1,291       $2,791


          You would pay the following expenses if you did not redeem your shares:


                        1 YEAR       3 YEARS      5 YEARS      10 YEARS
                        ------       -------      -------      --------
          Class A       $743         $2,656       $4,368       $7,906
          Class C       $218         $  741       $1,291       $2,791


          Of course, your actual costs may be higher or lower.

                            INTERNATIONAL EQUITY FUND

                                     (FFIEX)

[ICON]    INVESTMENT GOAL

          The fund seeks long-term growth. To pursue this goal, the fund invests primarily in equity securities of foreign issuers.

 [ICON]   STRATEGIES

          Normally, at least 70% of the value of the fund's total assets will be invested in equity securities of foreign issuers. Equity securities include common and preferred stocks, convertible securities and warrants or rights to subscribe to or purchase such securities, and depositary receipts. The fund intends to diversify its assets broadly among countries and will normally invest in at least three countries. The fund may invest in both developed and developing countries, although the fund does not intend to invest more than 30% of its assets in developing countries.

          The fund may invest up to 100% of its assets in any type of investment grade securities, including debt securities of foreign issuers, and obligations of the U.S. and foreign governments and their political subdivisions.

          The Portfolio may invest in "traditional" derivatives, such as financial futures contracts, stock index futures contracts, foreign currency contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

[ICON]    MAIN RISK FACTORS

          As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because it invests internationally, the fund carries additional risks, which may make the fund more volatile than a comparable domestic growth fund.

          The political, economic and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks.

          These risks are heightened in developing countries, which may lack the established legal, business and social frameworks necessary to support securities markets. Foreign securities markets, including those in developing countries, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S.

                                   PERFORMANCE

     The bar chart on the left below provides some indication of the risks of investing in the International Equity Fund by allowing a comparison to market performance. The table on the right compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

ANNUAL TOTAL RETURNS(1)

[GRAPH] The following information was presented in the form of a bar graph:

              YEAR        ANNUAL TOTAL RETURN
              1998              19.78%

1 Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 19.48% (quarter ending December 31, 1998), and the lowest return for a quarter was -13.03% (quarter ending September 30, 1998).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1998)                  PAST ONE YEAR    SINCE INCEPTION (9/2/97)
--------------------------------------------------------------------------------


International Equity Fund              12.92%            7.46%
MSCI EAFE Index*                       20.00%           12.35%
Morningstar's Average Foreign
Stock Fund                              8.53%            4.25%


*The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australasia and the Far East. The MSCI EAFE Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[ICON]    FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

          Maximum Sales Charge (Load) Imposed on
               Purchases (as a percentage of offering price)      5.75%(1)
          Maximum Deferred Sales Charge (Load) (as a
               percentage of offering price or redemption
               proceeds, as applicable)                            None
          Exchange fee                                             None

          Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


          Management Fees                             1.00%
          Distribution and Service (12b-1) Fees       0.13%
          Other Expenses(2)                           1.04%
                                                     ------
          Total Annual Fund Operating Expenses        2.17%
          Expense Reimbursement(3)                   -0.17%
                                                     ------
          Net Expenses                                2.00%


          1 The sales charge applied to purchases of shares of the fund declines as the amount invested increases. See "How to Buy Shares."


          2 "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 1998.

          3 The adviser has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 2.00%. The adviser may terminate this agreement after December 31, 1999.

          EXAMPLE


          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:


                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
                    ------     -------     -------    --------
                    $766       $1,200      $1,658     $2,922


          Of course, your actual costs may be higher or lower.

                             WHO MAY WANT TO INVEST

CORE EQUITY FUND


          The fund may be appropriate if you:


          o    are seeking long-term growth potential

          o are seeking a fund for the growth portion of an asset allocation portfolio

          o are more comfortable with a focus on established, well-known companies


          o    are seeking to diversify your portfolio


          o are willing to accept the higher short-term risk along with potentially higher long-term returns


          The fund may not be appropriate if you:


          o are unwilling to accept an investment that will go up and down in value

          o    are investing to meet short-term financial goals

UTILITY GROWTH FUND

          The fund may be appropriate if you:

          o are seeking a more conservative, income-oriented equity investment

          o    are looking to supplement your core equity holdings

          o    are a socially responsible investor

          The fund may not be appropriate if you:

          o    are seeking a short-term investment vehicle

          o desire an investment that is diversified over several market sectors

TACTICAL ASSET ALLOCATION FUND


          The fund may be appropriate if you:


          o are seeking long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times


          o    are seeking to diversify your portfolio


          o    are investing with a long-term horizon

          The fund may not be appropriate if you:


          o    are investing to meet short-term financial goals

          o    are seeking to be invested in the stock market at all times

          o are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times

INTERNATIONAL EQUITY FUND


          The fund may be appropriate if you:


          o    are seeking to diversify a portfolio of domestic investments

          o are seeking access to markets that can be less accessible to individual investors

          o    are investing with a long-term horizon

          o are willing to accept higher short-term risk along with potentially higher long-term returns


          The fund may not be appropriate if you:


          o are unwilling to accept an investment that will go up and down in value

          o    are investing to meet short-term financial goals


                         RESULTS OF A $10,000 INVESTMENT
                   THE CORE EQUITY FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/98

A SHARES                                     A SHARES
INCLUDING SALES CHARGE                       EXCLUDING SALES CHARGE
1 YEAR                         15.75%        1 YEAR                      22.78%
SINCE INCEPTION (8/1/97)       12.44%        SINCE INCEPTION (8/1/97)    17.24%

C SHARES                                     C SHARES
INCLUDING SALES CHARGE                       EXCLUDING SALES CHARGE
1 YEAR                         21.35%        1 YEAR                      22.85%
SINCE INCEPTION (8/1/97)       16.19%        SINCE INCEPTION (8/1/97)    17.18%

[GRAPH] The following information was presented as a line graph:


           Core Equity Fund      Core Equity Fund                Morningstar's
          A Shares Including    A Shares Excluding    S&P 500   Average Growth
DATE         Sales Charge          Sales Charge        Index   Mutual Fund Index
----      ------------------  ----------------------  -------  -----------------
8/1/97         $ 9,425            $10,000             $10,000        $10,000
8/31/97        $ 9,010            $ 9,560             $ 9,440        $ 9,741
9/30/97        $ 9,448            $10,024             $ 9,957        $10,301
12/31/97       $ 9,614            $10,200             $10,243        $10,160
3/31/98        $10,835            $11,497             $11,670        $11,449
6/30/98        $11,093            $11,770             $12,056        $11,547
9/30/98        $ 9,841            $10,442             $10,859        $ 9,887
12/31/98       $11,804            $12,524             $13,170        $12,070




[GRAPH] The following information was presented as a line graph:


           Core Equity Fund      Core Equity Fund                Morningstar's
          C Shares Including    C Shares Excluding   S&P 500    Average Growth
DATE         Sales Charge          Sales Charge       Index    Mutual Fund Index
----      ------------------    ------------------   -------   -----------------
8/1/97         $ 9,850              $10,000          $10,000        $10,000
8/31/97        $ 9,410              $ 9,560          $ 9,440        $ 9,741
9/30/97        $ 9,874              $10,024          $ 9,957        $10,301
12/31/97       $10,038              $10,188          $10,243        $10,160
3/31/98        $11,325              $11,475          $11,670        $11,449
6/30/98        $11,575              $11,725          $12,056        $11,547
9/30/98        $10,279              $10,429          $10,859        $ 9,887
12/31/98       $12,366              $12,516          $13,170        $12,070



The chart compares the Core Equity Fund's Class A and Class C shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 8/1/97-12/31/98. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1998 IN REVIEW

     Two words can best describe the performance of the stock market during 1998: "volatile" and "narrow." While the first six months of the year were relatively calm, with the market performing much to our expectations, the second six months were anything but.

     Investors received a cold shot of reality during the third quarter, as equity markets plunged in response to financial crises in many emerging markets and concerns about the effect of these crises on U.S. corporate earnings. By early October, the Dow Jones Industrial Average had given back nearly all of its year-to-date gains. However, the spectacular market comeback of the fourth quarter helped the Dow and other large-cap market indexes finish the year in or near record territory.

     Through the whipsaw volatility and extreme narrowness that characterized the performance of the stock market in 1998, the Core Equity Fund adhered to its investment strategy by remaining nearly fully invested in equities throughout the year. While such exposure may have left some investors feeling queasy at times, especially during the market corrections of the third quarter, our position ultimately helped us achieve strong returns in the fourth quarter and for all of 1998.


     In 1998, the Core Equity Fund Class A Shares provided shareholders with an annual total return of 22.78% without a sales charge and an annual total return of 15.75% after sales charge, and Class C Shares provided shareholders with an annual total return of 22.85% without a sales charge and an annual total return of 21.35% after sales charge. For the same period, the S&P 500 Index provided an annual total return of 28.58% and the average growth fund monitored by Morningstar provided an annual total return of 19.48%.



                         RESULTS OF A $10,000 INVESTMENT
            THE TACTICAL ASSET ALLOCATION FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/98

A SHARES                                    A SHARES
INCLUDING SALES CHARGE                      EXCLUDING SALES CHARGE
1 YEAR                         23.26%       1 YEAR                        28.38%
SINCE INCEPTION (8/1/96)       19.10%       SINCE INCEPTION (8/1/96)      21.13%

C SHARES                                    C SHARES
INCLUDING SALES CHARGE                      EXCLUDING SALES CHARGE
1 YEAR                         26.63%       1 YEAR                        28.13%
SINCE INCEPTION (6/1/95)       18.11%       SINCE INCEPTION (6/1/95)      18.11%

[GRAPH] The following information was presented as a line graph:


           Tactical Asset        Tactical Asset                  Morningstar's
           Allocation Fund       Allocation Fund                 Average Asset
          A Shares Including    A Shares Excluding    S&P 500     Allocation
DATE         Sales Charge          Sales Charge        Index      Fund Index
----      ------------------    ------------------    -------    -------------
8/1/96         $ 9,425               $10,000          $10,000        $10,000
8/31/96        $ 9,380               $ 9,952          $10,211        $10,151
9/30/96        $ 9,644               $10,232          $10,785        $10,473
12/31/96       $ 9,944               $10,551          $11,684        $10,999
3/31/97        $10,103               $10,719          $11,998        $10,985
6/30/97        $11,362               $12,055          $14,091        $12,030
9/30/97        $12,318               $13,069          $15,146        $12,786
12/31/97       $11,664               $12,375          $15,580        $12,845
3/31/98        $12,138               $12,878          $17,752        $13,780
6/30/98        $12,360               $13,114          $17,595        $13,609
9/30/98        $11,957               $12,687          $16,517        $13,131
12/31/98       $14,973               $15,887          $20,032        $14,309




[GRAPH] The following information was presented as a line graph:


           Tactical Asset        Tactical Asset                  Morningstar's
           Allocation Fund       Allocation Fund                 Average Asset
          C Shares Including    C Shares Excluding    S&P 500     Allocation
DATE         Sales Charge          Sales Charge        Index      Fund Index
----      ------------------    ------------------    -------    -------------
6/1/95        $ 9,850                $10,000           $10,000        $10,000
6/30/95       $10,258                $10,408           $10,232        $10,185
9/30/95       $11,346                $11,496           $11,044        $10,699
12/31/95      $11,307                $11,457           $11,709        $11,116
3/31/96       $11,566                $11,716           $12,337        $11,376
6/30/96       $12,024                $12,174           $12,890        $11,639
9/30/96       $11,532                $11,682           $13,289        $11,895
12/31/96      $11,963                $12,038           $14,395        $12,492
3/31/97       $12,150                $12,225           $14,782        $12,476
6/30/97       $13,783                $13,783           $17,361        $13,663
9/30/97       $14,875                $14,875           $18,661        $14,521
12/31/97      $14,170                $14,170           $19,196        $14,589
3/31/98       $14,725                $14,725           $21,872        $15,652
6/30/98       $15,003                $15,003           $22,594        $15,825
9/30/98       $14,516                $14,516           $20,351        $14,913
12/31/98      $18,156                $18,156           $24,682        $16,252

The chart compares the Tactical Asset Allocation Fund's Class A and Class C shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 8/1/96-12/31/98 (for Class A Shares) and 6/1/95-12/31/98 (for Class C Shares). It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1998 IN REVIEW


     In 1998, Tactical Asset Allocation Fund Class A Shares provided shareholders with an annual total return of 28.38% without a sales charge and an annual total return of 23.26% after sales charge, and Class C Shares provided shareholders with an annual total return of 28.13% without a sales charge and an annual total return of 26.63% after sales charge. For the same period, the S&P 500 Index provided an annual total return of 28.58% and the Average Asset Allocation Fund monitored by Morningstar, Inc. provided an annual total return of 11.40%.

     Our evaluation of market conditions through the first half of the year caused us to approach our equity mutual fund investments with caution, as we periodically maintained defensive positions in cash equivalents. Moreover, technical measurements also raised doubts about the health of the market during 1998.

     The third quarter confirmed our assessment of overvalution, as the stock market suffered its worst decline in many years. Timely decisions to adopt a more defensive position as the market began to decline significantly helped the Fund preserve year-to-date gains and avoid losses that affected most other equity funds.

     Our investment discipline prompted us to return to a fully invested position by late October, once our evaluation of the risk/reward relationships in the stock market turned positive again. Through most of the quarter, the Fund's portfolio was split rather evenly between Nasdaq-oriented funds that favor the technology sector and growth funds that are pegged to the S&P 500 Index.


                         RESULTS OF A $10,000 INVESTMENT
                  THE UTILITY GROWTH FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/98

A SHARES                                    A SHARES
INCLUDING SALES CHARGE                      EXCLUDING SALES CHARGE
1 YEAR                      4.03%           1 YEAR                      8.34%
SINCE INCEPTION (7/11/95)  17.12%           SINCE INCEPTION (7/11/95)  18.50%

C SHARES                                    C SHARES
INCLUDING SALES CHARGE                      EXCLUDING SALES CHARGE
1 YEAR                      6.58%           1 YEAR                      8.08%
SINCE INCEPTION (7/11/95)  18.31%           SINCE INCEPTION (7/11/95)  19.31%

[GRAPH] The following information was presented as a line graph:


          Utility Growth Fund   Utility Growth Fund              Morningstar's
          A Shares Including    A Shares Excluding              Average Utility
DATE         Sales Charge          Sales Charge       S&P 500     Fund Index
----      ------------------    ------------------    -------   ---------------
7/11/95        $ 9,425                $10,000         $10,000       $10,000
9/30/95        $ 9,915                $10,520         $10,794       $10,703
12/31/95       $11,849                $11,511         $11,443       $11,432
3/31/96        $10,743                $11,398         $12,058       $11,417
6/30/96        $11,378                $12,072         $12,598       $11,868
9/30/96        $11,343                $12,035         $12,988       $11,660
12/31/96       $12,218                $12,963         $14,069       $12,623
3/31/97        $11,932                $12,660         $14,447       $12,506
6/30/97        $12,865                $13,650         $16,967       $13,602
9/30/97        $13,933                $14,783         $18,238       $14,341
12/31/97       $15,689                $16,646         $18,761       $15,818
3/31/98        $17,245                $18,297         $21,376       $17,429
6/30/98        $17,699                $17,718         $22,082       $17,145
9/30/98        $14,974                $15,888         $19,890       $16,863
12/31/98       $16,998                $18,035         $24,122       $18,666



[GRAPH] The following information was presented as a line graph:


          Utility Growth Fund   Utility Growth Fund               Morningstar's
          C Shares Including    C Shares Excluding               Average Utility
DATE         Sales Charge          Sales Charge       S&P 500      Fund Index
----      ------------------    ------------------    -------    ---------------
7/11/95         $ 9,850              $10,000          $10,000        $10,000
9/30/95         $10,363              $10,513          $10,794        $10,703
12/31/95        $11,357              $11,507          $11,443        $11,432
3/31/96         $11,241              $11,391          $12,058        $11,417
6/30/96         $11,894              $12,044          $12,598        $11,868
9/30/96         $11,869              $12,019          $12,988        $11,660
12/31/96        $12,790              $12,940          $14,069        $12,623
3/31/97         $12,552              $12,627          $14,447        $12,506
6/30/97         $13,526              $13,601          $16,967        $13,602
9/30/97         $14,741              $14,741          $18,238        $14,341
12/31/97        $16,596              $16,596          $18,761        $15,818
3/31/98         $18,234              $18,234          $21,376        $17,429
6/30/98         $17,649              $17,649          $22,082        $17,145
9/30/98         $15,813              $15,813          $19,890        $16,863
12/31/98        $17,936              $17,936          $24,122        $18,666


The chart compares the Utility Growth Fund's Class A and Class C shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 7/11/95-12/31/98. (Please note that performance figures for the indexes are from 7/01/95-12/31/98.) It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.


For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1998 IN REVIEW


     In 1998, the Utility Growth Fund Class A Shares provided shareholders with an annual total return of 8.34% without a sales charge and an annual total return of 4.03% after sales charge, and Class C Shares provided shareholders with an annual total return of 8.08% without a sales charge and an annual total return of 6.58% after sales charge. For the same period, the S&P 500 Index provided an annual total return of 28.58% and the Average Utility Fund Index monitored by Morningstar, Inc. provided an annual total return of 18.00%.

     The strong performance of the leading utility funds was mostly due to the "flight to quality" of investors fleeing the turmoil of the world's equity markets, as well as higher than normal gains by many electric utility companies that generate nuclear power. The Fund's socially-conscious investment policy prevents us from investing in these equities, for we consider the risks and strict regulatory environment of the nuclear power industry to be a hindrance to the long-term profitability of these companies.



                         RESULTS OF A $10,000 INVESTMENT
               THE INTERNATIONAL EQUITY FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/98

INCLUDING SALES CHARGE                     EXCLUDING SALES CHARGE
1 YEAR                      14.97%         1 YEAR                        19.78%
SINCE INCEPTION (9/2/97)     8.95%         SINCE INCEPTION (9/2/97)      12.34%

[GRAPH] The following information was presented as a line graph:

          International Equity   International Equity   MSCI    Morningstar's
             Fund Including         Fund Excluding      EAFE   Average Foreign
DATE          Sales Charge           Sales Charge       Index  Stock Fund Index
----      --------------------   --------------------   -----  ----------------


9/2/97           $ 9,425              $10,000          $10,000        $10,000
9/30/97          $ 9,923              $10,528          $10,560        $10,613
12/31/97         $ 9,184              $ 9,744          $ 9,733        $ 9,740
3/31/98          $10,368              $11,000          $11,165        $11,091
6/30/98          $10,586              $11,232          $11,284        $11,017
9/30/98          $ 9,206              $ 9,768          $10,320        $ 9,752
12/31/98         $11,000              $11,971          $11,680        $10,571



The chart compares the International Equity Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 9/2/97-12/31/98. (Please note that performance figures for the indexes are from 9/30/97-12/31/98.) It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the MSCI EAFE Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Foreign Stock Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1998 IN REVIEW


     In 1998, the International Equity Fund provided shareholders with an annual total return of 19.78% without a sales charge and an annual total return of 14.97% after sales charge. For the same period, the MSCI EAFE Index provided an annual total return of 20.00% and the Average Foreign Stock Fund monitored by Morningstar, Inc. provided an annual total return of 8.53%.


     For international equity markets, this past year was as volatile and tumultuous as any seen in recent years. The contagious Asian financial crisis at last reached the shores of Japan, as the world's second-largest economy fell into recession in May. Efforts by the Japanese government to jump-start the economy seemed promising but their long-term success remains uncertain. Our exposure to Japanese and Pacific Rim markets was lower in 1998 in response to the turmoil. As these markets recovered late in the year, we gradually increased our holdings in this part of our portfolio.

     Emerging markets outside the Pacific Rim were also hit particularly hard this year. When Russia devalued its currency this summer and defaulted on loans from many Western banks, stock markets around the world plummeted. Our defensive position in response to these events effectively helped the Fund preserve year-to-date gains and compound returns when the markets recovered during the fourth quarter. Persistent instability in other emerging markets, specifically Brazil, leaves us cautious in regard to the long-term prospects for growth in these countries.

     The story in Europe and the United Kingdom was different altogether. Heightened merger activity in select sectors of the market, namely the pharmaceutical and energy stocks, helped boost returns for the year. Growth in the utility and telecommunications industries also aided the Fund during 1998. Regional growth in peripheral European markets continued to be strong, especially in those countries where positive job growth and falling interest rates have raised domestic confidence. Our exposure to these markets contributed significantly to the performance of the Fund during 1998.

                        MORE INFORMATION ABOUT THE FUNDS

EACH FUND'S INVESTMENT IN A PORTFOLIO

     Each fund, other than the International Equity Fund, seeks to achieve its investment goal by investing all of its assets in a corresponding portfolio. These funds and their corresponding portfolios are as follows:

     FUND                                      PORTFOLIO
     ----                                      ---------
     Core Equity Fund                   --     Growth Stock Portfolio
     Utility Growth Fund                --     Utilities Stock Portfolio
     Tactical Asset Allocation Fund     --     Mutual Fund Portfolio

     Each portfolio has the same investment goal as its corresponding fund. Each of these funds' investment policies are also substantially similar to its corresponding portfolio's, except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. Each of these funds buys shares of its corresponding portfolio at net asset value. An investment in a fund is an indirect investment in its corresponding portfolio.

     It is possible that a fund may have to withdraw its investment in its corresponding portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if a portfolio changes its investment goal or if the board of trustees, at any time, considers it in the fund's best interest.

     Although the International Equity Fund currently does not invest its assets in a separate corresponding portfolio, the fund's investment policies permit such an investment. Shareholders will receive 30 days prior written notice with respect to any such investment.

     A fund's structure, where it invests all of its assets in its corresponding portfolio, is sometimes called a "master/feeder" structure. You will find more detailed information about this structure and the potential risks associated with it in the Statement of Additional Information.

CORE EQUITY FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Under normal conditions, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks.

     The manager selects for the Portfolio common stocks from all domestic publicly traded common stocks; however, at least 70% of the assets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S & P 500.

     The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Portfolio's subadviser) comprising the S & P 500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S & P 500 on a market capitalization-weighted basis. The subadviser continuously reviews the representation of the industry sectors in the S & P 500 and continuously groups domestic publicly traded common stocks into a specific industry sector.

     The Portfolio subadviser compares the total market value of the common stocks in each industry sector of the S & P 500 to the total market value of all common stocks in the S & P 500 to determine each industry sector's weighting in the S & P 500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S & P 500 at the end of any month, the Portfolio subadviser will reallocate the amount of assets in the Portfolio allocated to that industry sector. The subadviser may reallocate more frequently than monthly if it chooses to do so. These reallocations may cause additional transaction costs to the extent that securities may be sold as part of such reallocations.

     The assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers, called sector advisers, selected by the Portfolio subadviser. The Portfolio subadviser's selection of sector advisers is reviewed and approved by the trustees of the Portfolio.

     Assets of the Portfolio representing each of the industry sectors are managed by one or more sector advisers. However, if an advisory agreement between a sector adviser and the Portfolio is terminated leaving no sector adviser to manage the assets of the Portfolio representing an industry sector, the Portfolio's subadviser will, upon termination and until a new sector adviser is selected, manage and "index" the assets of the Portfolio representing the applicable industry sector. In this case, the subadviser will "index" the assets of the Portfolio representing its industry sector by selling any stocks representing the industry sector that are not included in the S&P 500 and investing the assets comprising the industry sector in S&P 500 stocks identified by the Portfolio's subadviser as belonging to that industry sector in the same proportion as those stocks are represented in the S&P 500 on a market capitalization-weighted basis.

     Each sector adviser is limited to the list of companies identified by the Portfolio's subadviser which represents the sector adviser's specific industry sector. Each sector adviser then selects those common stocks which, in its opinion, best represent the industry sector the sector adviser has been assigned. In selecting securities for the Portfolio, the sector advisers evaluate factors believed to be favorable to long term growth of capital, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The sector advisers also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management.

     Up to 20% of the Portfolio's assets may be invested in temporary defensive investments such as money market instruments and investment grade bonds. Money market instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements. Investment grade bonds are those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the subadviser. The Portfolio may purchase stock index futures contracts and related options. Up to 5% of the total assets of the Portfolio may be invested in American Depositary Receipts.

UTILITY GROWTH FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The Portfolio seeks to achieve its goal by investing, under normal conditions, at least 65% of its total assets in a diversified portfolio of common stocks, preferred stocks, warrants and rights, and securities convertible into common or preferred stock of public utility companies. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Portfolio will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the subadviser. Debt securities rated below investment grade are rated below Baa or BBB.

     The remaining 35% of the Portfolio's assets may be invested in debt securities issued by public utility companies, and/or equity and debt securities of issuers outside of the public utility industry which in the opinion of the subadviser stand to benefit from developments in the public utilities industry. The Portfolio will not invest more than 40% of its total assets in the telephone industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio will not invest more than 10% of its net assets in securities that are deemed to be illiquid.

     Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the subadviser, provide an above average level of current income and growth of income, and secondarily, capital appreciation, but only when consistent with its primary investment goal.

     Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The subadviser monitors and evaluates the economic and political climate of the area in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the subadviser's judgment of the extent to which investments in each category will contribute to meeting the Portfolio's investment goal.

     The subadviser emphasizes quality in selecting investments for the Portfolio. In addition to looking for high credit ratings, the subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

     The Portfolio may invest up to 35% of its total assets in debt securities of issuers in the public utility industries. Debt securities in which the Portfolio invests are limited to those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the subadviser.

     During periods when the subadviser deems it necessary for temporary defensive purposes, the fund may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements.

     The Portfolio, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. This concentration policy is fundamental and may not be changed without shareholder approval.

TACTICAL ASSET ALLOCATION FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The Portfolio will seek to achieve its investment goal through asset allocation and mutual fund selection. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance. The Portfolio will not invest in other funds of the Flex-funds family of funds or the Flex-Partners family of funds, the corresponding portfolios of which are also managed by the adviser.

     The Portfolio will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Portfolio may purchase "load" mutual funds only if the load, or sales commission, is waived for purchases or sales made by the Portfolio.

     The Portfolio may at times desire to gain exposure to the stock market through the purchase of "index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets.


     The manager addresses asset allocation decisions by making shifts in the mix of stocks, bonds and cash in the Portfolio. The Portfolio may at times assume a defensive position by investing up to 100% of its assets in money market securities and investment grade bonds.


INTERNATIONAL EQUITY FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Normally, at least 70% of the fund's total assets will be invested in equity securities of foreign issuers. Equity securities include common and preferred stocks, convertible securities and warrants or rights to subscribe to or purchase such securities, American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. However, the fund is not required to invest in such securities. Rather, the fund may invest in any type of investment grade securities, including debt securities of foreign issuers, and obligations of the U.S. and foreign governments and their political subdivisions.

     The fund intends to diversify its assets broadly among countries and normally invests in at least three foreign countries. The fund may, however, invest a substantial portion of its assets in one or more of such countries. The fund may invest in both developed and developing countries, though it currently does not intend to invest more than 30% of its assets in developing countries.

     Developed countries include, among others: Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, United Kingdom, Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore.

     Developing countries include, among others: Portugal, Poland, Czech Republic, Hungary, Turkey, India, Pakistan, Israel, Sri Lanka, Russia, China, Indonesia, Korea, Greece, Jordan, Philippines, Taiwan, Thailand, the Republic of South Africa, Peru, Brazil, Colombia, Argentina, Chile, Venezuela, and Mexico.

     The fund may attempt to hedge against unfavorable changes in currency exchange rates by:

     o Engaging in forward currency contracts, which are agreements between two parties to exchange currencies at a set price on a future date.

     o Purchasing and writing put and call options on foreign currencies, which are contracts involving the right or obligation to deliver or receive assets or money depending on the future performance of a currency.

     o    Trading currency futures contracts and options on such contracts.

     The fund may also lend its portfolio securities.

     During periods when the subadviser deems it necessary for temporary defensive purposes, the fund may invest up to 20% of its assets in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements.

                              WHAT ARE DERIVATIVES?

     A derivative is a financial contract whose value is based on or derived from a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for over 20 years. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

     Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), and convertible securities (securities that may be exchanged for a different asset). For this reason, the Portfolios will not use futures, options, warrants or convertible securities for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

The reasons for which a Portfolio will invest in futures and options are:

     o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds;

     o To reduce the Portfolio's transaction costs or add value when these instruments are favorably priced;

     o To forego taxes that would otherwise have to be paid on gains from the sale of the Portfolio's securities; and

     o To attempt to protect the value of certain securities owned or intended to be purchased by the Portfolio while the manager is making a change in the Portfolio's investment position.

                             WHO MANAGES THE FUNDS?

THE BOARD. The board of trustees oversees the management of the funds and the portfolios and elects their officers. The officers are responsible for the funds and the portfolios' day-to-day operations. Information concerning the trustees and officers of both the funds and the portfolios appears in the Statement of Additional Information.

MANAGERS. The Portfolios' and the International Equity Fund's investment advisers and subadvisers are as follows:

     Portfolio, if any, and            Investment         Investment
     CORRESPONDING FUND                ADVISER            SUBADVISER(S)
     ------------------                -------            -------------

     Utilities Stock Portfolio        R. Meeder &         Miller/Howard
     (Utility Growth Fund)            Associates, Inc.    Investments, Inc.

     Growth Stock Portfolio           R. Meeder &         Sector Capital
     (Core Equity Fund)               Associates, Inc.    Management, L.L.C.
                                                          and the Sector
                                                          Advisers (see "Sector
                                                          Advisers - Growth
                                                          Stock Portfolio")

     Mutual Fund Portfolio            R. Meeder &         None
    (Tactical Asset Allocation Fund)  Associates, Inc.

     International Equity Fund        R. Meeder &         Commercial Union
                                      Associates, Inc.    Investment Management,
                                                          Limited

INVESTMENT ADVISER. R. Meeder & Associates, Inc. ("RMA") serves as investment adviser to the portfolios and the International Equity Fund. RMA has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of December 31, 1998, RMA and its affiliates managed approximately $1.4 billion in assets. RMA maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

INVESTMENT SUBADVISER - GROWTH STOCK PORTFOLIO

Sector Capital Management, L.L.C. ("Sector Capital"), the Growth Stock Portfolio's subadviser, furnishes investment advisory services in connection with the management of the Growth Stock Portfolio. Sector Capital has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January 1995. As of December 31, 1998, Sector Capital managed approximately $550 million in assets. Sector Capital has it principal offices at 5350 Poplar Avenue, Suite 490, Memphis, Tennessee 38119.

Sector Capital utilizes its "Sector Plus" investment strategy to manage the assets of the Growth Stock Portfolio. Pursuant to this strategy, Sector Capital divides the assets of the Growth Stock Portfolio among ten industry sectors of the S&P 500, each of which is managed by a separate sector adviser. Sector Capital is responsible for overseeing the sector advisers and recommending their hiring, termination and replacement. RMA and Sector Capital are ultimately responsible for the investment performance of the Growth Stock Portfolio because of RMA's responsibility to oversee Sector Capital and Sector Capital's responsibility to oversee the sector advisers and recommend their hiring, termination and replacement.

Sector Capital and the Growth Stock Portfolio have entered into a sub-subadvisory agreement with each Sector Adviser selected for the Portfolio. Sector Capital is responsible for selecting, subject to the review and approval of the Growth Stock Portfolio's Board of Trustees, the sector advisers that have distinguished themselves by able performance in respective areas of expertise in sector management, and to review their continued performance. In addition, Sector Capital is responsible for categorizing publicly traded domestic common stocks into a specific industry sector. Sector Capital may also invest the Growth Stock Portfolio's financial futures contracts and related options.

During the sector adviser selection process, Sector Capital performs initial due diligence on all prospective sector advisers. In evaluating prospective sector advisers, Sector Capital considers, among other factors, each candidate's level of expertise; relative performance and consistency of performance; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

Sector Capital monitors sector adviser performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic and written consultations with sector advisers. Sector Capital has responsibility for communicating performance expectations and evaluations to sector advisers and ultimately recommending to the Board of Trustees of the Growth Stock Portfolio whether sector advisers' contracts should be renewed, modified, or terminated. Sector Capital provides reports to the Growth Stock Portfolio's Board of Trustees regarding the results of its evaluation and monitoring functions.


The Securities and Exchange Commission has granted the Growth Stock Portfolio an exemptive order that permits the Growth Stock Portfolio and Sector Capital to enter into and materially amend sub-subadvisory agreements with sector advisers, without such agreements being approved by the Growth Stock Portfolio's investors or the Core Equity Fund's shareholders. The exemptive order does not apply, however, to sub-subadvisory agreements with affiliated persons of the Growth Stock Portfolio, the Manager or Sector Capital, other than by reason of such affiliated person serving as an existing sector adviser to the Growth Stock Portfolio, which still require shareholder approval. The exemptive order also permits the Growth Stock Portfolio and the Core Equity Fund to disclose, on an aggregate basis rather than individually, the fees paid to sector advisers that are not such affiliated persons. In addition, the exemptive order includes the condition that within 90 days of the hiring of any new sector advisers, the Manager and Sector Capital will furnish shareholders of the fund with an information statement about the new sector adviser and sub-subadvisory agreement. Any changes to the advisory contract between the Growth Stock Portfolio and the manager or the subadvisory agreement among the Growth Stock Portfolio, Manager and Sector Capital will still require shareholder approval. A majority of the shareholders of The Core Equity Fund approved the operation of the Trust in accordance with the exemption.


SECTOR ADVISERS - GROWTH STOCK PORTFOLIO

Subject to the supervision and direction of Sector Capital and, ultimately, the Board of Trustees of the Growth Stock Portfolio, each sector adviser's responsibilities are limited to:

     o managing its portion of the securities held by the Growth Stock Portfolio in accordance with the Portfolio's stated investment goals and strategies,

     o    making investment decisions for the Growth Stock Portfolio, and

     o placing orders to purchase and sell securities on behalf of the Growth Stock Portfolio.

The following sets forth certain information about each of the sector advisers:


     MILLER/HOWARD INVESTMENTS, INC. serves as sector adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1998, Miller/Howard managed approximately $165 million in assets. Lowell G. Miller, President and Secretary of Miller/Howard, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has served as President and portfolio manager of Miller/Howard since 1984. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and The Flex-Partners' Utility Growth Fund. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as sector adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser that has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1998, Hallmark managed approximately $180 million in assets. Peter S. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been Chairman of the Board, President, and Chief Executive Officer of Hallmark since 1994 and has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1998, Barrow managed approximately $36.3 billion in assets. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. Mr. Mewhinney has served as a portfolio manager and Principal for Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as sector adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser that has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1989. As of December 31, 1998, The Mitchell Group managed approximately $269 million in assets. Rodney Mitchell, who has served as President, Chief Executive Officer, and Chief Financial Officer of The Mitchell Group since 1989, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as sector adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser that has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1998, Ashland managed approximately $1.5 billion in assets. Terence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been a Portfolio Manager for Ashland since 1984. Ms. Ohl has been employed by Ashland since August 1992 and has served as a Portfolio Manager for Ashland since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     DELTA CAPITAL MANAGEMENT INC. serves as sector adviser to the finance sector of the Portfolio. Delta Capital is a registered investment adviser that has been providing investment services to individuals, endowments, corporations and other institutions since 1992. As of December 31, 1998, Delta Capital managed approximately $700 million in assets. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Delta Capital. Mr. Kay has been a portfolio manager for Delta Capital since April 1998. From 1993 to March 1998, Mr. Kay was a portfolio manager for Scudder Kemper Investments, Inc., a registered investment adviser. Delta Capital's principal executive offices are located at 745 Fifth Avenue, Suite 816, New York, New York 10151.

     DRESDNER RCM GLOBAL INVESTORS LLC (formerly RCM Capital Management, L.L.C.) serves as sector adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies. Dresdner RCM was established in April 1996 as the successor to the business and operations of RCM Capital Management, a California Limited Partnership that, with its predecessors, has been in operation since 1970. As of December 31, 1998, Dresdner RCM managed approximately $34 billion in assets. Walter C. Price and Huachen Chen, each Managing Directors of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as sector adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1998 totaling approximately $286.7 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has sixteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

INVESTMENT SUBADVISER - UTILITIES STOCK PORTFOLIO

Miller/Howard Investments, Inc. ("Miller/Howard"), the Utilities Stock Portfolio's subadviser, makes investment decisions for the Utilities Stock Portfolio. RMA continues to have responsibility for all investment advisory services provided to the Utilities Stock Portfolio and supervises Miller/Howard's performance of such services. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1998, Miller/Howard managed approximately $165 million in assets. Miller/Howard has its principal offices at 141 Upper Byrdcliffe Road, P. O. Box 549, Woodstock, New York 12498.

INVESTMENT SUBADVISER - INTERNATIONAL EQUITY FUND

Commercial Union Investment Management, Limited ("CUIM") is the investment subadviser to the International Equity Fund. CUIM is a wholly-owned subsidiary of CGU plc., an international insurance and financial services organization that was formed by the recent merger of Commercial Union and General Accident. As of September 30, 1998, CUIM and its affiliates managed $69.7 billion in assets. CUIM is an investment adviser to mutual funds, public and corporate employee benefit plans, charities, insurance companies, banks, investment trusts and other institutions. CUIM is regulated in the United Kingdom by the Investment Management Regulatory Organisation in the conduct of its Investment Business under the provisions of the Financial Services Act of 1986. CUIM and its affiliates have their principal offices at St. Helen's, 1 Undershaft, London, England EC3P 3DQ and have investment offices in Amsterdam, Paris, Boston, Toronto, Tokyo, Singapore, Cape Town and Melbourne.

RMA continues to have responsibility for all investment advisory services provided to the fund and supervises CUIM's performance of such services.

PORTFOLIO MANAGERS

The individuals primarily responsible for the management of each of the portfolios and the International Equity fund are listed below:

THE GROWTH STOCK PORTFOLIO. William L. Gurner, President of Sector Capital, is primarily responsible for the day-to-day management of the Growth Stock Portfolio through interaction with each of the sector advisers. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the portfolio on behalf of the subadviser. Mr. Gurner has managed the portfolio since December 1996. Mr. Gurner has been President and portfolio manager of Sector Capital since January 1995. From September 1987 through December 1994, Mr. Gurner served as Manager of Pension Funds for Federal Express. Philip A. Voelker, Senior Vice President and Chief Investment Officer of RMA, is primarily responsible for managing the portfolio's liquidity reserve and managing the futures contracts and related options of the Portfolio on behalf of RMA. Mr. Voelker has managed assets on behalf of RMA since 1975. Please see "Sector Advisers - Growth Stock Portfolio" for more information about each of the portfolio's sector advisers.

THE UTILITIES STOCK PORTFOLIO. The portfolio manager responsible for the Utilities Stock Portfolio's investments is Lowell G. Miller, a director and the President of Miller/Howard, the subadviser to the portfolio. Mr. Miller has served as President and portfolio manager of Miller/Howard and its predecessor since 1984 and has managed the portfolio since its inception in 1995.

THE MUTUAL FUND PORTFOLIO. The portfolio managers responsible for the Mutual Fund Portfolio's investments are Robert S. Meeder, Jr. and Philip A. Voelker. Mr. Meeder, President of RMA, joined RMA in 1983 and has been the portfolio manager for the portfolio since 1988. Mr. Voelker, Senior Vice President and Chief Investment Officer of RMA, has managed assets on behalf of RMA since 1975 and began co-managing the portfolio in April 1998.

INTERNATIONAL EQUITY FUND. Charles Brand, CUIM's Director of International Equities and a member of its Strategy Committee, is responsible for managing the overall strategic asset allocation of the fund. Mr. Brand has been a Director of CUIM, with responsibility for international equity asset allocation across all funds, since 1991.


Jane Coffey, Bradley Mitchell, Andrew Hitchings, Carrie Schloss and Mamoru Imai exercise regional portfolio management responsibilities for the fund. Ms. Coffey, Director and Head of European Equities for the subadviser, joined CUIM in 1997 and is the portfolio manager responsible for the fund's Continental European portfolio. Mr. Mitchell, Associate Director and Senior Fund Manager of UK equities for the subadviser, joined CUIM in 1987 and is responsible for the fund's United Kingdom portfolio. Mr. Hitchings, Managing Director of CUIM Singapore, joined the subadviser in 1986 and is the portfolio manager responsible for the fund's Asia-Pacific portfolio. Ms. Schloss, Director and Head of Emerging Markets for the subadviser, joined CUIM in 1997 and is the portfolio manager responsible for the fund's emerging markets portfolio. Mamoru Imai, Representative Director of CUIM (Japan), joined the subadviser in 1989 and is the portfolio manager for the fund's Japanese portfolio.

MANAGEMENT FEES. During the calendar year ended December 31, 1998, the portfolios and the International Equity Fund paid management fees totaling the following:

                                    Management Fee as Percentage
         FUND                       OF AVERAGE DAILY NET ASSETS

         Growth Stock Portfolio                  0.99%
         Utilities Stock Portfolio               1.00%
         Mutual Fund Portfolio                   0.81%
         International Equity Fund               0.83%

For more information about management fees, please see "Investment Adviser" and "Investment Subadviser" in the Statement of Additional Information.

DISTRIBUTOR. Adviser Dealer Services, Inc. ("ADS"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of RMA, serves as the distributor of the shares of the funds.

YEAR 2000. The common past practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. This failure could adversely affect the funds' operations, including pricing, securities trading and the servicing of shareholder accounts.

     RMA is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during and after 2000. We are now renovating and testing our internal systems. RMA is diligently working with external partners, suppliers, vendors and other service providers to ensure that the systems with which we interact will remain operational at all times.

     In addition to taking reasonable steps to secure our internal systems and external relationships, RMA is further developing contingency plans intended to ensure that unexpected systems failures will not adversely affect the funds' operations. RMA intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternative solutions if necessary.

     Despite RMA's efforts and contingency plans, however, noncompliant computer systems would have an adverse material effect on the funds' business, operations or financial condition. Additionally, the funds' performance could be hurt if a computer system failure at a company or governmental unit affects the prices of securities the funds own. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about year 2000 readiness as required in the U.S. RMA, of course, cannot audit any company and its major suppliers to verify their year 2000 readiness. RMA understands that many foreign countries and companies are well behind their U.S. counterparts in preparing for 2000.

                      PAST PERFORMANCE OF PRIVATE ACCOUNTS

     PURPOSE OF PAST PERFORMANCE. William L. Gurner is the President and portfolio manager of Sector Capital Management, L.L.C. ("Sector Capital"), the subadviser to the Growth Stock Portfolio in which all of the assets of the Core Equity Fund are invested. See "Investment Subadviser - Growth Stock Portfolio" and "Portfolio Managers" under "Who Manages the Funds?" The performance information below is provided to show the past performance of Mr. Gurner and Sector Capital in managing substantially similar accounts to the Growth Stock Portfolio and to measure the past performance against a market index, the S&P 500 Composite Stock Price Index.

     WHAT PAST PERFORMANCE DOES NOT REPRESENT. THE PAST PERFORMANCE SHOWN BELOW DOES NOT REPRESENT THE PERFORMANCE OF THE GROWTH STOCK PORTFOLIO OR THE CORE EQUITY FUND. You should not consider the past performance shown below as an indication of the future performance of the Growth Stock Portfolio or the Core Equity Fund.


     SIMILAR ACCOUNTS. Mr. Gurner served as Manager - Trust Investments for an employee benefit plan of a large corporation from September 1987 through December 1994. The employee benefit plan had investment goals, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Core Equity Fund, except during the period from September 1987 through February 1991, when the employee benefit plan was managed in a different manner than the Growth Stock Portfolio and the Core Equity Fund.


     Mr. Gurner left the large corporation in December, 1994 and founded Sector Capital. Sector Capital subadvises the Growth Stock Portfolio and manages private accounts that have investment goals, policies, strategies and risks similar to those of the Growth Stock Portfolio and the Core Equity Fund. Mr. Gurner and Sector Capital engaged substantially the same Sector Advisers currently engaged by the Growth Stock Portfolio to manage the employee benefit plan and such private accounts.

     CALCULATION OF PAST PERFORMANCE. Mr. Gurner and Sector Capital's composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the employee benefit plan and the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. Sector Capital's composite includes all actual, fee paying, discretionary, private accounts managed by Sector Capital that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Core Equity Fund. Cash and equivalents are included in performance returns. The yearly returns of Sector Capital's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

     DIFFERENCES IN REGULATION. The employee benefit plan managed by Mr. Gurner and the private accounts that are included in Sector Capital's composite are not subject to the same types of expenses to which the Growth Stock Portfolio or the Core Equity Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Stock Portfolio and the Core Equity Fund by federal securities laws governing mutual funds and tax laws. Consequently, the performance results for the employee benefit plan managed by Mr. Gurner and Sector Capital's composite could have been adversely affected if the employee benefit plan and the private accounts included in the composite had been regulated as mutual funds under the federal securities laws.


     The investment results of Mr. Gurner and Sector Capital's composite presented below are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Stock Portfolio or that you might experience by investing in the Core Equity Fund. You should also be aware that the SEC uses a method different from that used below to calculate mutual fund performance, which could result in different performance returns.


 -----------------------
     *AIMR is a non-profit membership and education organization that has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to promote full and fair presentations by investment advisers of their performance results, and ensure uniformity in reporting so that performance results of investment advisers can be compared.

                      PAST PERFORMANCE OF PRIVATE ACCOUNTS

                                 SECTOR CAPITAL
YEAR              MR. GURNER     MANAGEMENT, L.L.C.       S&P 500(1)
----              ----------     ------------------       -------

1991(2)            18.79%                N.A.              16.66%
1992                8.26%                N.A.               7.69%
1993               14.78%                N.A.              10.00%
1994                0.97%                N.A.               1.30%
1995                N.A.                45.79%             37.53%
1996                N.A.                26.27%             23.08%
1997                N.A.                32.53%             33.35%
1998                N.A.                27.91%             28.58%

(1) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(2) For the period from March 1, 1991 through December 31, 1991.

                                DISTRIBUTION FEES

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. Each of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds has adopted two 12b-1 plans. Under these plans, each fund class pays the distributor an annual fee as follows:

                CLASS            DISTRIBUTION FEE AS % OF NET ASSETS
                  A                              0.25%
                  C                              0.75%

     Each of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds has adopted two service plans. Under these plans, each fund class pays the distributor an annual fee as follows:

                CLASS            SERVICE FEE AS % OF NET ASSETS
                  A                           0.25%
                  C                           0.25%

     The International Equity Fund has adopted distribution and service plans. Under its plans, the International Equity Fund pays the distributor an annual distribution (12b-1) fee of up to 0.25% of fund assets and an annual service fee of up to 0.25% of fund assets.

     Distribution fees are used primarily to offset initial and ongoing commissions paid to brokerage firms for selling shares of the funds. The distributor may use distribution fees that are not allocated to brokerage firms to reduce its own sales and marketing expenses. Service fees are used primarily to reimburse brokerage firms for providing personal services to fund shareholders and maintaining shareholder accounts. Brokerage firms that have sold Class A shares are eligible for reimbursement at the time of sale. Brokerage firms that have sold Class C shares are eligible for reimbursement beginning twelve months after the time of sale. The distributor may use service fees that are not allocated to brokerage firms to reduce its own expenses for providing personal services and maintaining shareholder accounts.

     Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

                           HOW IS THE TRUST ORGANIZED?

     Each fund is an open-end management investment company that is a series of The Flex-Partners trust (the "Trust").

     The Trust is supervised by a board of trustees, an independent body that has ultimate responsibility for the funds' activities. The board retains various companies to carry out the funds' operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the funds' relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

     The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

PORTFOLIO TRADES

     In placing portfolio trades, each portfolio's or the International Equity Fund's advisers may use brokerage firms that market the Portfolio's corresponding fund's shares or the International Equity Fund's shares, but only when the advisers believe no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price. As long as the advisers believe a brokerage firm can provide this combination, they may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by a portfolio or the International Equity Fund to reduce its, or its corresponding fund's, expenses.

INVESTMENT GOALS

     None of the portfolios' or the International Equity Fund's investment goals are fundamental and may be changed without shareholder approval.

DIVERSIFICATION

     All of the funds are diversified, which means each fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company.

           HOW DOES TAXATION AFFECT THE FUNDS AND THEIR SHAREHOLDERS?

HOW DO THE PORTFOLIOS AND THE INTERNATIONAL EQUITY FUND EARN INCOME AND GAINS?

     The portfolios and the International Equity Fund earn dividends and interest (the Portfolios' and International Equity Fund's "income") on their investments. When a portfolio or the International Equity Fund sells a security for a price that is higher than it paid, it has a gain. When a portfolio or the International Equity Fund sells a security for a price that is lower than it paid, it has a loss. If a portfolio or the International Equity Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a portfolio or the International Equity Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The portfolio's or the International Equity Fund's gains and losses are netted together, and, if a portfolio or the International Equity Fund has a net gain (a portfolio's or the International Equity Fund's "gains"), that gain will generally be distributed to you.

TAXATION OF THE PORTFOLIOS' AND THE INTERNATIONAL EQUITY FUND'S INVESTMENTS

     The portfolios and the International Equity Fund invest your money in the securities that are described in the sections "Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that a portfolio or the International Equity Fund earns on its investments. These rules may, in turn, affect the amount of distributions that the funds pay to you. These special tax rules are discussed in the SAI.

     TAXATION OF A FUND. As a regulated investment company, a fund generally pays no federal income tax on the income and gains that it distributes to you.

     FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from a portfolio's or the International Equity Fund's investments in foreign securities. These taxes will reduce the amount of the funds' distributions to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?

     As a shareholder, you will receive your share of the funds' income and gains on their corresponding portfolios', or the International Equity Fund's, investments in stocks and other securities. The funds' income and short-term capital gains are paid to you as ordinary dividends. The funds' long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the funds' distributions to you. The Utility Growth Fund pays dividends from its net investment income on a monthly basis. The Core Equity Fund and The Tactical Asset Allocation Fund pay dividends from their net investment income on a quarterly basis. The International Equity Fund pays dividends from its net investment income on at least an annual basis. All funds distribute capital gains, if any, annually.


     DISTRIBUTIONS. Distributions from a fund, whether you receive them in cash or in additional shares, are generally subject to income tax. A fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the funds in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the funds.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolios may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

REDEMPTIONS AND EXCHANGES

WHAT IS A REDEMPTION?

     A redemption is a sale by you to a fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in a fund for shares of another Flex-Partners' fund is treated as a redemption of fund shares and then a purchase of shares of the other Flex-Partners' fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

     If you redeem your shares or if you exchange your shares in a fund for shares in another Flex-Partners' fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the fund within 30 days before or after your redemption or exchange.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The funds will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the funds.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the funds, and gains arising from redemptions or exchanges of your funds shares will generally by subject to state and local income tax. The holding of funds shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the funds.

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

     This explanation uses the Core Equity Fund - Class A as an example. The fund began calendar year 1998 with a net asset value (price) of $12.67 per share. During the year, the fund earned $0.00 per share from investment income (interest and dividends less operating expenses) and $2.88 per share from investments that had appreciated in value or that were sold for higher prices than the fund paid for them.

     Shareholders received $0.23 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The earnings ($2.88 per share) minus the distributions ($0.23 per share) resulted in a share price of $15.32 at the end of the year. This was an increase of $2.65 per share (from $12.67 at the beginning of the year to $15.32 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the fund was 22.78% for the year.


     As of December 31, 1998, the Core Equity Fund Class A shares had approximately $5,375,000 in net assets. For the year, the Core Equity Fund Class A shares' expense ratio was 1.80% ($18 per $1,000 of net assets); and its net investment income amounted to 0.09% of its average net assets. It sold and replaced securities valued at 79.98% of its net assets.


                              FINANCIAL HIGHLIGHTS

     The financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years (or, if shorter, the period of the fund's operations). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by KMPG LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report, which is available upon request.

                                              1998              1997
CORE EQUITY FUND                       CLASS A  CLASS C   CLASS A  CLASS C

NET ASSET VALUE, BEGINNING OF PERIOD    $12.67   $12.66   $12.50    $12.50
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)              0.00    (0.01)    0.01     (0.01)
--------------------------------------------------------------------------------
Net Gains or Losses on Securities
(BOTH REALIZED AND UNREALIZED)            2.88     2.90     0.24      0.24
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS          2.88     2.89     0.25      0.23
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS
--------------------------------------------------------------------------------
DIVIDENDS (FROM NET INVESTMENT INCOME)   --        --      (0.01)      --
--------------------------------------------------------------------------------
DISTRIBUTIONS (FROM CAPITAL GAINS)       (0.23)   (0.23)   (0.05)    (0.05)
--------------------------------------------------------------------------------
DISTRIBUTIONS (IN EXCESS OF CAPITAL
     GAINS)                              --        --      (0.02)    (0.02)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                      (0.23)   (0.23)   (0.08)    (0.07)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $15.32   $15.32   $12.67     $12.66
--------------------------------------------------------------------------------
TOTAL RETURN                             22.78%   22.85%  2.00%(1)    1.88%(1)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD ($000)        $5,375    $2,466   $245        $80
--------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS   1.80%    1.97%   2.00%(2)   2.25%(2)
--------------------------------------------------------------------------------
RATIO OF NET INCOME (LOSS) TO AVERAGE
     NET ASSETS                           0.09%   (0.11)%  0.10%(2)  (0.13)%(2)
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net
     Assets, Before Reimbursement
     of Fees                              3.13%    3.85%   9.50%(2)   16.58%(2)
--------------------------------------------------------------------------------
Ratio of Net Income (Loss) to Average
     Net Assets, Before Reimbursement
     of Fees                             (1.24)%  (1.99)% (7.40%)(2) (14.46%)(2)
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  79.98%    79.98%    130%       130%
--------------------------------------------------------------------------------

* August 1, 1997 (date of commencement of operations) to December 31, 1997

(1)  Not Annualized
(2)  Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional information.


                                               1998               1997                1996                1995*
UTILITY GROWTH FUND                     CLASS A   CLASS C   CLASS A  CLASS C    CLASS A  CLASS C    CLASS A  CLASS C
                                        -------   -------   -------  -------    -------  -------    -------  -------

NET ASSET VALUE, BEGINNING OF PERIOD     $17.37   $17.17     $15.09   $14.91     $14.26   $14.27     $12.50   $12.50
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)               0.23     0.16       0.22     0.19       0.29     0.26       0.12     0.10
-------------------------------------------------------------------------------------------------------------------------
Net Gains or Losses on Securities
     (BOTH REALIZED AND UNREALIZED)        1.20     1.21       4.03     3.99       1.48     1.49       1.76     1.77
------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS           1.43     1.37       4.25     4.18       1.77     1.75       1.88     1.87
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS (FROM INVESTMENT INCOME)        (0.21)   (0.16)     (0.22)   (0.19)     (0.29)   (0.26)     (0.12)   (0.10)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (FROM CAPITAL GAINS)          --       --       (1.75)   (1.73)     (0.65)   (0.85)       --       --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                       (0.21)   (0.16)     (1.97)   (1.92)     (0.94)   (1.11)     (0.12)   (0.10)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $18.59   $18.38     $17.37   $17.17      $15.09  $14.91     $14.26   $14.27
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                               8.34%    8.08%     28.41%   28.25%      12.61%  12.45%    15.11%(1) 15.07%(1)
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($000)         $1,550   $1,299     $1,285    $1,283     $1,377  $1,515       $641     $782
------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS    2.00%    2.25%      2.00%    2.25%     1.75%    2.00%     1.75%(2)   2.00%(2)
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
     TO AVERAGE NET ASSETS                 1.20%    0.93%      1.36%    1.21%     2.03%    1.85%     2.17%(2)   1.72%(2)
------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets,
     BEFORE REIMBURSEMENT OF FEES          3.80%    4.31%      4.07%    4.56%     4.37%    4.65%    22.70%(2)  13.37%(2)
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
     to Average Net Assets, before
     REIMBURSEMENT OF FEES                (0.60)%  (1.13)%    (0.71%)  (1.10)%   (0.59%)  (0.80%)  (18.78%)(2) (9.55%)(2)
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                    51.36%   51.36%     41%       41%       51%      51%        5%        5%
------------------------------------------------------------------------------------------------------------------------

* July 11, 1995 (date of commencement of operations) to December 31, 1995
(1)  Not Annualized
(2)  Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional information.

                                                 1998                  1997                 1996             1995
TACTICAL ASSET ALLOCATION FUND            CLASS A   CLASS C     CLASS A   CLASS C    CLASS A*   CLASS C    CLASS C**
                                          -------   -------     -------   -------    --------   -------    ---------

NET ASSET VALUE, BEGINNING OF PERIOD       $11.07    $12.25      $12.56    $13.52      $12.50    $13.26      $12.50
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                 0.05      0.05        0.40      0.14        0.14      0.10       (0.02)
------------------------------------------------------------------------------------------------------------------------
Net Gains or Losses on Securities
     (BOTH REALIZED AND UNREALIZED)          3.07      3.38        1.78      2.26        0.55      0.57        1.84
------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS             3.12      3.43        2.18      2.40        0.69      0.67        1.82
------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS (FROM INVESTMENT INCOME)          (0.05)    (0.05)      (0.40)    (0.14)      (0.14)    (0.10)         --
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (FROM CAPITAL GAINS)          (0.27)    (0.30)      (2.93)    (3.17)      (0.49)    (0.31)      (1.06)
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (IN EXCESS OF CAPITAL GAINS)    --        --        (0.34)    (0.36)        --        --          --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                         (0.32)    (0.35)      (3.67)    (3.67)      (0.63)    (0.41)      (1.06)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $13.87    $15.33      $11.07    $12.25      $12.56    $13.52      $13.26
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                28.38%    28.13%      17.29%    17.71%      5.51%(1)   5.07%      14.57%(1)
------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($000)             $59     $14,982        $36    $14,501       $137    $13,943     $11,524
------------------------------------------------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS      2.00%    2.10%        2.00%     2.10%      1.73%(2)   2.00%       1.97%(2)
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
     TO AVERAGE NET ASSETS                   0.45%    0.39%        0.99%     0.86%      2.60%(2)   0.75%      (0.29%)(2)
------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets,
     BEFORE REIMBURSEMENT OF FEES           10.38%    2.48%        6.16%     2.50%      5.23%(2)   2.40%       2.80%(2)
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to
     Average Net Assets, before
     REIMBURSEMENT OF FEES                 (7.93)%    0.01%       (3.17%)    0.46%    (0.90%)(2)   0.35%     (1.12%)(2)
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                    128.31%  128.31%        395%       395%       297%       297%       186%
------------------------------------------------------------------------------------------------------------------------

* August 1, 1996 (date of commencement of operations) to December 31, 1996 ** June 1, 1995 (date of commencement of operations) to December 31, 1995
(1) Not Annualized
(2) Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional information.


INTERNATIONAL EQUITY FUND                          1998            1997*

NET ASSET VALUE, BEGINNING OF PERIOD              $12.18          $12.50
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       (0.02)          (0.02)
-------------------------------------------------------------------------------
Net Gains or Losses on Securities
(BOTH REALIZED AND UNREALIZED)                      2.43           (0.30)
-------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    2.41           (0.32)
-------------------------------------------------------------------------------

LESS DISTRIBUTIONS
-------------------------------------------------------------------------------
DIVIDENDS (IN EXCESS OF NET INVESTMENT INCOME)     (0.04)          --
-------------------------------------------------------------------------------
DISTRIBUTIONS (FROM CAPITAL GAINS)                 (0.08)          --
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                (0.12)          --
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                    $14.47          $12.18
-------------------------------------------------------------------------------
TOTAL RETURN                                       19.78%          (2.56)%(1)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD ($000)                   $18,273          $12,190
-------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS             2.00%           2.00%(2)
-------------------------------------------------------------------------------
RATIO OF NET INCOME (LOSS) TO AVERAGE NET ASSETS   (0.18)%         (0.43%)(2)
-------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets,
     BEFORE REIMBURSEMENT OF FEES                   2.17%           2.68%(2)
-------------------------------------------------------------------------------
Ratio of Net Income (Loss) to Average Net Assets,
     BEFORE REIMBURSEMENT OF FEES                  (0.35)%         (1.11%)(2)
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                            86.13%          13.00%
-------------------------------------------------------------------------------

* September 2, 1997 (date of commencement of operations) to December 31, 1997
(1)  Not Annualized
(2)  Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional information.

                               SHAREHOLDER MANUAL

                                HOW TO BUY SHARES

MINIMUM INVESTMENT -- The minimum investment to open an account in each fund is $2,500, except for an Individual Retirement Account (IRA), which has a $500 minimum. You may make subsequent investments in any account in amounts of at least $100.

OPENING AN ACCOUNT -- You may open an account and make an investment by purchasing shares through brokerage firms having sales agreements with the Distributor. You may also purchase shares directly from The Flex-Partners by submitting a check. In the case of a new account, fill out the New Account Application accompanying this Prospectus. Be sure to specify the name of the fund and class of shares in which you are investing. A check payable to each fund you specify must accompany your New Account Application. You may make payments by check or Federal Reserve Draft payable to the particular fund(s) specified on the application (Core Equity Fund, Utility Growth Fund, Tactical Asset Allocation Fund, and International Equity Fund). Please send your completed application and payment to the following address: THE FLEX-PARTNERS, C/O MUTUAL FUNDS SERVICE CO., P. O. BOX 7177, DUBLIN, OHIO 43017.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. All orders for the purchase of shares are subject to acceptance or rejection by each fund or by the Distributor. Direct purchase orders received by Mutual Funds Service Company (the "Transfer Agent"), the funds' transfer agent, by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by the Transfer Agent after 4:00 p.m. and orders received by brokerage firms after 5:00 p.m. are confirmed at the public offering price on the following business day.

     Wire orders for shares of the funds received by dealers prior to 4:00 p.m., Eastern time, and received by the Transfer Agent before 5:00 p.m., Eastern time on the same day, are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with the Transfer Agent before 5:00 p.m., Eastern time, and to forward payment to Firstar Bank, N.A., the Custodian for the funds.

     If the wire order is for a new account, or to open an account in a different fund, you must telephone the fund prior to making your initial investment. Call 1-800-494-FLEX, or (614) 766-7074. Be sure to specify the name of the fund and class of shares in which you wish to invest. Advise the fund of the amount you wish to invest and obtain an account number and instructions. Money sent by a single wire can only be invested in one fund. Have your bank wire federal funds to:

FIRSTAR BANK, N.A. CINTI/TRUST
     ABA #: 042-00001-3
ATTENTION:  THE FLEX-PARTNERS
     (and Name of Fund - see below)
     CREDIT ACCOUNT NUMBER (account
        number for Fund as follows):

         CORE EQUITY FUND--
                  Account Number 486447980

         UTILITY GROWTH FUND--
                  Account Number 483608964

         TACTICAL ASSET ALLOCATION FUND--
                  Account Number 483608972

         INTERNATIONAL EQUITY FUND--
                  Account Number 486484298

     ACCOUNT NAME (your name)
     YOUR FLEX-PARTNERS ACCOUNT NUMBER

     No stock certificates will be issued. Instead, the Transfer Agent will establish an account for each investor, and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of each fund and credited to such account.

     Each fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS - You may make subsequent investments in an existing account in a fund by mailing a check payable to the fund you specify. Please include your account number and the class of shares in which you wish to invest on the check and mail as follows:

                  THE FLEX-PARTNERS
                  C/O MUTUAL FUNDS SERVICE CO.
                  P. O. BOX 7177
                  DUBLIN, OHIO  43017

     You may also make subsequent investments by bank wire as described above. You must notify the fund prior to each wire purchase. Wires sent without notifying the fund will result in a delay of the effective date of your purchase.

                             CHOOSING A SHARE CLASS

     You may purchase Class A shares or Class C shares of each of the Core Equity, Utility Growth, and Tactical Asset Allocation Funds. Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

------------------------------------------ -------------------------------------
            CLASS A                                   CLASS C
------------------------------------------ -------------------------------------
o  Initial Sales Charge of 5.75% or less   o  No initial sales charge

------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
o  No deferred sales charge                o  Deferred sales charge of 1.5% or
                                              less on shares you sell within 24
                                              months

------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
o  Lower annual expenses than Class C      o  Higher annual expenses than Class
   due to lower distribution fees             A due to higher distribution fees

------------------------------------------ -------------------------------------

     Due to Class C's higher annual expenses, a long-term shareholder who has invested in Class C may pay more than the economic equivalent of Class A's initial sales charge. Maximum sales charges and fees are set forth in the table above, and quantity discounts for the Class A initial sales charge are set forth below.

     CLASS A SHARES. Class A shares are sold at net asset value plus the applicable sales charge as shown in the table below. Class A shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, Class A shares bear an asset based service fee of 0.25% per year. The sales charge on Class A shares is allocated between your brokerage firm and Adviser Dealer Services, Inc. as shown below:

                        THE SALES CHARGE    WHICH EQUALS      YOUR DEALER
WHEN YOU INVEST        MAKES UP THIS % OF   THIS % OF YOUR    RECEIVES THIS % OF
THIS AMOUNT            THE OFFERING PRICE   INVESTMENT        THE OFFERING PRICE
--------------------------------------------------------------------------------
Up to $50,000              5.75%                6.10%             5.25%
$50,001 to $100,000        5.00%                5.26%             4.50%
$100,001 to $249,999       3.75%                3.90%             3.25%
$250,000 to $499,999       2.50%                2.56%             2.00%
$500,000 to $999,999       2.00%                2.04%             1.60%
$1,000,000 or more         none                 none              none

     Shares of the International Equity Fund are sold with a sales charge at the time of purchase, which varies with the amount invested. All sales charges and fees for the International Equity Fund, as well as quantity discounts for its initial sales charge, are identical to those set forth above for Class A shares.

     The offering price of Class A shares and International Equity Fund shares includes the applicable sales charge.

QUANTITY DISCOUNTS

     CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your Class A shares in The Flex-Partners Funds and shares in the International Equity Fund for purposes of calculating the sales charge. Therefore, the quantity discounts shown in the table above will apply if the dollar amount of your purchase, plus the net asset value of Class A shares (Core Equity, Utility Growth, or Tactical Asset Allocation Funds) or International Equity Fund shares you already own, is more than $50,000. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate value of such shares then owned, plus the amount of the purchase.

     To receive the cumulative quantity discount, either you or your brokerage firm must request the discount at the time of placing your purchase order. In addition, you must give the Transfer Agent sufficient information to determine and confirm that your purchase will qualify for the discount. The cumulative quantity discount may be amended or terminated at any time as to all purchases occurring thereafter.

     LETTER OF INTENTION (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. The LOI applies only to Class A shares of the Core Equity, Utility Growth, and Tactical Asset Allocations Funds, and to shares of the International Equity Fund. To take advantage of this discount, simply sign and complete the LOI on the New Account Application, indicating the amount you wish to invest. The LOI may be back-dated to include purchases made within 90 days prior to the signing of the LOI. The LOI will not be a binding obligation on either the purchaser or the fund.

     Purchases made under the LOI receive the sales charge applicable to the aggregate amount you have indicated in the LOI, as if all shares were purchased in a single transaction. During the period covered by the LOI, the Transfer Agent will escrow shares representing 5% of your intended purchase. If you do not purchase the amount stated in your LOI, your sales charge will be adjusted to reflect the actual amount you invested during the period covered by your LOI, and any additional sales charge will be recovered from your escrowed shares.

     Your LOI can be amended: (a) during the 13-month period, if you file an amended LOI with the same expiration date as the original, and (b) automatically after the end of the period, if the total purchases credited to your LOI qualify for an additional reduction in sales charge.

     CLASS C SHARES. You may purchase Class C shares at net asset value without an initial sales charge. There is a 1.50% contingent deferred sales charge
(CDSC) on any Class C shares you sell within 18 months of purchase. There is a 0.75% CDSC on any Class C shares you sell after 18 months of purchase and before 24 months of purchase. The CDSC for Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

     To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

     Class C shares bear an asset based service fee of 0.25% and a Rule 12b-1 fee of 0.75%, which is higher than the Rule 12b-1 fee for Class A shares. Class C shares provide the benefit of putting all of your dollars to work from the time the investment is made, but will have a higher annual expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee.

     All CDSC's imposed on redemptions are paid to the Distributor. The Distributor intends to pay a commission of 1% of the purchase amount to participating dealers at the time the investor purchases Class C shares.

     SALES CHARGE WAIVERS: Directors, trustees, officers and full-time employees of the Portfolios, the Flex-Partners trust, the Manager, the Subadvisers or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the funds at net asset value.

     You may purchase shares of the International Equity Fund at net asset value if, on the date you purchase such shares, you are a shareholder of any mutual fund (other than a Flex-Partners Fund) whose portfolios are advised by the manager.

     Class A shares (Core Equity, Utility Growth, Tactical Asset Allocation Funds) or shares of the International Equity Fund may be sold at net asset value without an initial sales charge to:

     o clients of the Manager, the Subadvisers, registered investment advisers, broker-dealers and financial planners, who are purchasing on behalf of their clients or on behalf of clients in wrap accounts, by making arrangements to do so with the Trust and the Transfer Agent

     o participants in certain retirement and deferred compensation plans, including qualified or non-qualified plans under the Internal Revenue Code and certain affinity group and group savings plans, provided that such plans have at least 100 eligible employees or members and

     o broker-dealers who have a sales agreement with the Distributor and by their registered personnel and employees, including members of the immediate families of such registered personnel and employees (i.e., spouse and minor children only)

     The funds may waive, where applicable, the CDSC on redemption:

     o    following the death of a shareholder,

     o if a shareholder becomes unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration,

     o when a total or partial redemption is made in connection with a distribution from IRAs or other qualified retirement plans after attaining age 59-1/2.

See "Other Shareholder Services - Systematic Withdrawal Program" and the Statement of Additional Information.


     Class A shares of the funds and shares of the International Equity Fund may be purchased at net asset value, and the funds may waive the CDSC on the redemption of Class C shares owned by banks, bank trust departments, savings and loan associations, federal and state credit unions, trust companies, investment advisers and broker-dealers, either in their fiduciary capacities or for their own accounts. These institutions may charge fees to clients for whose accounts they purchase shares at net asset value or for which the CDSC has been waived.

     No sales charge will be charged on accounts that are opened for you by your brokerage firm where the amount invested represents redemption proceeds from funds distributed other than by the funds' distributor, and where you have paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) shares of a fund are purchased within 60 days after redemption of such other fund's shares; and (ii) sufficient documentation of such redemption as the Transfer Agent may require shall be provided at the time fund shares are purchased. Also, if you have redeemed shares of a Flex-Partners' fund described in this Prospectus, you may reinvest the proceeds in any Flex-Partners' fund described in this Prospectus at net asset value if such proceeds are reinvested within 60 days after the date of redemption.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

     You may redeem shares and withdraw funds at net asset value per share less, in the case of Class C shares, any applicable CDSC. There are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL -- You may redeem shares by mailing a written signature guaranteed request to The Flex-Partners, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, OH 43017. Signature guaranteed means that you must have signed the request and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association). We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY BANK WIRE -- You may redeem by telephone by placing a wire redemption through a securities dealer. Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by the Transfer Agent before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share. Direct wire redemption requests must be received by 4:00 p.m. to be confirmed at that day's net asset value.

     WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share (less, in the case of Class C shares, any applicable CDSC) next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE -- Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of the redemption request in the form described above, less, in the case of Class C shares, any applicable CDSC. Payment is normally made within seven days after the redemption request.

                               EXCHANGE PRIVILEGE

     An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

     Your exchange will be processed at the net asset value (less any CDSC that applies) next determined after the Transfer Agent receives your exchange request. You will receive a prospectus along with your confirmation if you exchange into a fund not offered in this Prospectus. The exchange feature may be modified or discontinued at any time, upon notice to you in accordance with federal securities rules.

     Your exchange may be processed only if the shares of the fund to be purchased are eligible for sale in your state and if the amount of your purchase meets the minimum requirements for that fund. The exchange privilege is only available in states in which it may be legally offered.

     EXCHANGES OF CLASS A SHARES: You may exchange your Class A shares (Core Equity, Utility Growth, or Tactical Asset Allocation Funds) or shares of the International Equity Fund for Class A shares of any other Flex-Partners Fund, for shares of the International Equity Fund, and for shares of The Flex-funds Money Market Fund, a single-class money market fund managed by the Manager.

     EXCHANGES OF CLASS C SHARES: You may exchange Class C shares (Core Equity, Utility Growth, or Tactical Asset Allocation Funds) at net asset value only for Class C shares of any other Flex-Partners Fund and for shares of The Flex-funds Money Market Fund, a single class money market fund managed by the Manager. You may not exchange Class C shares of the funds for Class A shares of the funds.

     Each fund may refuse exchange purchases by anyone, if in the manager or subadviser's judgment, the fund would be unable to invest effectively in accordance with its investment goals and strategies, or would otherwise be affected in a negative way.

IF YOU HAVE ANY QUESTIONS ON EXCHANGE OR REDEMPTION PROCEDURES, CALL YOUR BROKERAGE FIRM OR THE TRANSFER AGENT.

                              TRANSACTION POLICIES

     VALUATION OF SHARES. Except in the International Equity Fund, the net asset value per share (NAV) for each fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing the fund's net assets by the number of its shares outstanding. In the International Equity Fund, the net asset value per share will be calculated each day at approximately 3:00 p.m. Eastern time.

     The assets of the portfolios and the International Equity Fund are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the adviser under procedures adopted by the Board of Trustees.

     EXECUTION OF REQUESTS. Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

     At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days, as allowed by federal securities laws.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen business days after the purchase.

                           OTHER SHAREHOLDER SERVICES

     AUTOMATIC ACCOUNT BUILDER: This program offers you a convenient way for you to invest in a fund by automatically transferring money from your checking or savings account each month to buy shares. Under the program, regular investments in a fund of $100 or more will be deducted from your checking or savings account and invested in shares of the fund or funds selected. Your bank must be a member of the Automated Clearing House (ACH). To sign up, complete the Automatic Account Builder section of your New Account Application. There is no additional charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Trust in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. To sign up, complete the appropriate section of your New Account Application. Your should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

     If you have purchased Class C shares, withdrawals under this program from your account will be subject to any CDSC that applies, with the following exceptions. No CDSC will be charged on withdrawals:

     o that involve a distribution from an IRA or other qualified retirement plan after attaining age 59-1/2; or

     o in an amount that does not exceed 10% annually of the "initial account value" -- i.e., the value of your account at the time you elect to participate in this program, and thereafter, the value of your account as of the first day of any calendar year.

You may make additional investments and may change or stop the program at any time. There is no charge for this program.

     RETIREMENT PLANS: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan--401(k), Tax-Sheltered Custodial Account - 403(b)(7), an Individual Retirement Account (IRA), a Roth IRA, an Education IRA, a Simple IRA, and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-Partners Retirement Plan are available from The Flex-Partners, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-494-3539.

     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

                              SHAREHOLDER ACCOUNTS

     Each fund maintains an account for each shareholder in full and fractional shares. Each fund may reject any purchase order and may waive minimum purchase requirements.

     CONFIRMATION STATEMENT -- All purchases and sales, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS WITH LOW BALANCES. Any fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made. Any fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in your account to $1,000 ($500 for an IRA).

                                 MORE ABOUT RISK

     A fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

     The funds are permitted to use - within limits established by the trustees
- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund uses these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that a Flex-Partners' fund will earn income or show a positive total return over any period of time - days, months or years.

INVESTMENT PRACTICES, SECURITIES AND RELATED RISKS


     The table on the next page shows each portfolio's or fund's investment limitations as a percentage of the portfolio's or fund's assets, if a percentage applies. In each case the principal types of risk are listed (see following pages for definitions). Numbers in this table show allowable usage only; for actual usage, consult the portfolios and funds' annual/semiannual reports.

          NL -- No policy limitation on usage; portfolio or fund may be using currently
          P --  Permitted, but has not typically been used
          NP -- Not permitted

                                               MUTUAL
                                    GROWTH     FUND         UTILITIES
                                    STOCK      PORTFOLIO    STOCK
                                    PORTFOLIO  (TACTICAL    PORTFOLIO
                                    (CORE      ASSET        (UTILITY     INTERNATIONAL
                                    EQUITY     ALLOCATION   GROWTH          EQUITY
                                    FUND)      FUND)        FUND)            FUND

SMALL AND MID-SIZED COMPANY           P           NL           P              NL

SECURITIES.  Market, liquidity
and information risks.

FOREIGN SECURITIES.  Market,         NP            P           25%            NL
currency, transaction, liquidity,
information and political risks.

SECTOR FOCUS.  Market and            NP            P           NL             NP
liquidity risks.

CONVERTIBLE SECURITIES.  Market,      P            P            P              P
interest rate, prepayment and
credit risks.

INVESTMENT GRADE BONDS.  Interest     P            P            P              P
rate, prepayment, market and
credit risks.

COMPANIES WITH LIMITED OPERATING      P            P            P              P
HISTORIES.  Market, liquidity and
information risks.

ILLIQUID AND RESTRICTED              10%          10%          10%            15%
SECURITIES.  Market, liquidity
and transaction risks.

DEFENSIVE MEASURES.  Opportunity     20%          100%         100%           20%
risk.

REPURCHASE AGREEMENTS.  Credit       20%          100%         100%           20%
risk.

BORROWING; REVERSE REPURCHASE       33-1/3%        5%         33-1/3%        33-1/3%
AGREEMENTS.  Leverage and credit
risks.


                                       56



HEDGING STRATEGIES; FINANCIAL        100%         100%         100%           25%
FUTURES AND OPTIONS; SECURITIES
AND INDEX OPTIONS.  Hedging,
correlation, opportunity,
leverage, interest rate, market,
and liquidity risks.

CURRENCY CONTRACTS.  Currency         NP           NP            P            NL
leverage, credit, correlation,
liquidity and opportunity risks.

SECURITIES LENDING.  Credit risk.     NP           NP         33 1/3%       33-1/3%

SHORT-TERM TRADING.  Market risk.     NL           NL           NL            NL

WHEN-ISSUED SECURITIES AND            NP           NP            P             P
FORWARD COMMITMENTS.  Market,
opportunity and leverage risks.


NOTES TO TABLE.



                          RISK AND INVESTMENT GLOSSARY

     BORROWING AND REVERSE REPURCHASE AGREEMENTS refer to a loan of money from a bank or other financial institution undertaken by a portfolio or fund.

     COMMON STOCK is a share of ownership (equity) interest in a company.

     COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

     CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer.

     CORRELATION RISK occurs when a portfolio or fund "hedges" - uses one investment to offset the portfolio or fund's position in another. If the two investments do not behave in relation to one another the way the portfolio or fund managers expect them to, then unexpected results may occur.

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     CURRENCY CONTRACTS involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

     CURRENCY RISK happens when a portfolio or fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when a portfolio's or fund's investments are converted to U.S. dollars.

     THE EURO: SINGLE EUROPEAN CURRENCY. On January 1, 1999, the European Monetary Union introduced a new single currency, the euro, which replaced the national currency for the eleven participating member countries. If a portfolio or fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be affected. Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which a portfolio or fund may hold, and their impact on the value of portfolio or fund shares and performance.


     DEFENSIVE MEASURES may be taken when a portfolio's adviser believes they are warranted due to market conditions. When this happens, the portfolio may increase its investment in government securities and other short-term securities without regard to the portfolio's investment restrictions, policies or normal investment emphasis. As a result, the portfolio could be unable to achieve its investment objective.


     DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. All of the Flex-Partners' funds are diversified funds. However, the Mutual Fund Portfolio (the corresponding portfolio of the Tactical Asset Allocation Fund) may invest more than 5% of its assets in one mutual fund. If this underlying mutual fund performs poorly, this could negatively affect The Tactical Asset Allocation Fund's share price.

     FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.


     FOREIGN SECURITIES are issued by companies located outside of the United States. A portfolio or fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S. The risks of investing in foreign countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks.

          DEVELOPING COUNTRIES: Investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.


     FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

     HEDGING RISK comes into play when a portfolio or fund uses a security whose value is based on an underlying security or index to "offset" the portfolio or fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

     ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

     INFORMATION RISK means that information about a security or issuer may not be available, complete, accurate or comparable.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     INVESTMENT GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract. Also, if the Mutual Fund Portfolio (the corresponding portfolio of the Tactical Asset Allocation
Fund) invests in mutual funds that use leverage, it will have the risks arising from the use of leverage.

     LIQUIDITY RISK occurs when investments cannot be sold readily. A portfolio or fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

     POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     REPURCHASE AGREEMENTS means the purchase of a security that must later be sold back to the issuer at the same price plus interest.

     SECTOR FOCUS occurs when a significant portion of a portfolio or fund's assets is invested in a relatively small number of related industries. None of The Flex-Partners' funds, except the Utility Growth Fund, will concentrate more than 25% of their total assets in any one industry. However, if the Mutual Fund Portfolio (the corresponding portfolio of the Tactical Asset Allocation Fund) invests in mutual funds that concentrate investments in one or a small number of related industries, they will have the risks arising from sector focus. Sector focus may increase both market and liquidity risk.

     SECURITIES LENDING means the lending of securities to financial institutions, which provide cash or government securities as collateral.

     SHORT-TERM TRADING means selling a security soon after purchase. A portfolio or a fund engaging in short-term trading will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from a fund, you will be taxed at ordinary tax rates. Because the adviser or subadviser may take defensive measures with regard to 100% of the assets in the corresponding portfolios of the Utility Growth Fund and the Tactical Asset Allocation Fund, the risks and expenses of short-term trading may be higher in these portfolios.


     SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater its risks.

     TRANSACTION RISK means that a portfolio or fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

     WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS involve the purchase and sale of securities for delivery at a future date, market value may change before delivery.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

          The SAI provides more detailed information about the funds. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

          These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

          The SAI, the reports and other information about the funds may be viewed on the Commission's Internet website at HTTP://WWW.SEC.GOV and copies of this information may be obtained (upon payment of a copying fee) by writing the public reference section of the Commission, Washington, D.C. 20549-6009 (telephone 1-800-SEC-0330).

          To request a free copy of the current annual/semi-annual report or SAI, request other information about the funds, or make shareholder inquiries, please write, call or E-mail us at:

                           The Flex-Partners
                           6000 Memorial Drive
                           Dublin, OH  43017
                           Telephone:  1-800-494-3539 or 614-766-7074
                           WWW.FLEXPARTNERS.COM




                                                       SEC File No.: 811-6720

                                THE FLEX-PARTNERS
                            INTERNATIONAL EQUITY FUND
                       CROSS REFERENCE SHEET TO FORM N-1A

PART A.

ITEM NO.          PROSPECTUS CAPTION

1(a)              Front Cover Page
1(b)              Back Cover Page

2(a)              Investment Goal
2(b)              Strategies
2(c)(1)           Main Risk Factors
2(c)(2)           Performance

3                 Fees and Expenses of the Fund

4(a)(b)           More Information About the Funds
                  How is the Trust Organized?
4(c)              More About Risk
                  Risk and Investment Glossary

5                 Results of a $10,000 Investment

6(a)              Who Manages the Funds?
6(b)              Not Applicable

7(a)              Transaction Policies
7(b)              How to Buy Shares
                  Other Shareholder Services
7(c)              How to Make Withdrawals (Redemptions)
                  Exchange Privilege
                  Other Shareholder Services
7(d)(e)           How Does Taxation Affect the Funds and Their Shareholders
7(f)              Not applicable

8(a)              How To Buy Shares
8(b)              Distribution Fees
8(c)              Not applicable

9                 How to Read the Financial Highlights Table
                  Financial Highlights

                                THE FLEX-PARTNERS
                            INTERNATIONAL EQUITY FUND

                           PROSPECTUS - APRIL 30, 1999

[LOGOS]


     The International Equity Fund is a part of the Flex-Partners' funds, a family of funds that includes four load mutual funds covering a variety of investment opportunities.

     This Prospectus gives you important information about the fund that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                                The Flex-Partners
                               6000 Memorial Drive
                                Dublin, OH 43017
                         1-800-494-FLEX or 614-766-7074
                         Internet: WWW.FLEXPARTNERS.COM

                                                                       CONTENTS

---------------------------------------------------------------------- THE FUND

A look at investment goals,               Investment Goal                 _____
strategies, risks, performance            Strategies                      _____
and expenses                              Main Risk Factors               _____
                                          Performance                     _____
                                          Fees and Expenses of the Fund   _____

Information on who may want to            Who May Want to Invest          _____
invest and who may not want to invest

Information about the results of          Results of a $10,000 Investment _____
a hypothetical $10,000 investment
in the fund versus benchmark
indexes

More information about the fund           More Information about the Fund _____
you should know before investing          Who Manages the Fund?           _____
                                          Distribution Fees               _____
                                          How is the Trust Organized?     _____
                                          How Does Taxation Affect the
                                            Fund and Its Shareholders?    _____
                                          How to Read the Financial
                                            Highlights Table              _____

------------------------------------------------------------ SHAREHOLDER MANUAL

Information about account                 How to Buy Shares               _____
transactions and services                 How to Make Withdrawals
                                           (Redemptions)                  _____
                                          Transaction Policies            _____
                                          Other Shareholder Services      _____

--------------------------------------------------------------- MORE ABOUT RISK

                                          Risk and Investment Glossary    _____

---------------------------------------------------------- FOR MORE INFORMATION

Where to learn more about the fund                   Back Cover

                            INTERNATIONAL EQUITY FUND

[ICON]    INVESTMENT GOAL

          The fund seeks long-term growth. To pursue this goal, the fund invests primarily in equity securities of foreign issuers.

 [ICON]   STRATEGIES

          Normally, at least 70% of the value of the fund's total assets will be invested in equity securities of foreign issuers. Equity securities include common and preferred stocks, convertible securities and warrants or rights to subscribe to or purchase such securities, and depositary receipts. The fund intends to diversify its assets broadly among countries and will normally invest in at least three countries. The fund may invest in both developed and developing countries, although the fund does not intend to invest more than 30% of its assets in developing countries.

          The fund may invest up to 100% of its assets in any type of investment grade securities, including debt securities of foreign issuers, and obligations of the U.S. and foreign governments and their political subdivisions.

          The Portfolio may invest in "traditional" derivatives, such as financial futures contracts, stock index futures contracts, foreign currency contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Portfolio.

[ICON]    MAIN RISK FACTORS

          As with any growth fund, the value of your investment will fluctuate in response to stock market movements. Because it invests internationally, the fund carries additional risks, which may make the fund more volatile than a comparable domestic growth fund.

          The political, economic and social structures of some countries in which the fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks.

          These risks are heightened in developing countries, which may lack the established legal, business and social frameworks necessary to support securities markets. Foreign securities markets, including those in developing countries, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than in the U.S.

                                   PERFORMANCE

     The bar chart on the left below provides an indication of the risks of investing in the International Equity Fund by allowing a comparison to market performance. The table on the right compares the fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

ANNUAL TOTAL RETURN(1)

[GRAPH] The following information was presented in the form of a bar graph:

            YEAR       ANNUAL TOTAL RETURN
            1998             19.78%

1 Figure does not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 19.48% (quarter ending December 31, 1998), and the lowest return for a quarter was -13.03% (quarter ending September 30, 1998).

Average Annual Total Returns
(for the periods ending
DECEMBER 31, 1998)                 PAST ONE YEAR     SINCE INCEPTION (9/2/97)
--------------------------------------------------------------------------------


International Equity Fund             14.97%               8.95%
MSCI EAFE Index*                      20.00%              12.35%
Morningstar's Average Foreign
Stock Fund                             8.53%               4.25%


*The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australasia and the Far East. The MSCI EAFE Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[ICON]    FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

          Maximum Sales Charge (Load) Imposed on
               Purchases (as a percentage of offering price)       5.75%(1)
          Maximum Deferred Sales Charge (Load) (as a
               percentage of offering price or redemption
               proceeds, as applicable)                            None
          Exchange fee                                             None

          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


               Management Fees                                     1.00%
               Distribution and Service (12b-1) Fees               0.13%
               Other Expenses(2)                                   1.04%
                                                                   -----
               Total Annual Fund Operating Expenses                2.17%
               Expense Reimbursement(3)                           -0.17%
                                                                   -----
               Net Expenses                                        2.00%


          1 The sales charge declines as the amount invested increases. See "How to Buy Shares."


          2 "Other Expenses" are based upon expenses actually incurred by the fund for the year ended December 31, 1998.


          3 The adviser has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 2.00%. The adviser may terminate this agreement after December 31, 1999.


          EXAMPLE


          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:


               1 YEAR     3 YEARS     5 YEARS     10 YEARS
               ------     -------     -------     --------
               $595       $1,200      $1,658      $2,922


          Of course, your actual costs may be higher or lower.


                             WHO MAY WANT TO INVEST

          The fund may be appropriate if you:

          o    are seeking to diversify a portfolio of domestic investments

          o are seeking access to markets that can be less accessible to individual investors

          o    are investing with a long-term horizon

          o are willing to accept higher short-term risk along with potentially higher long-term returns

          The fund may not be appropriate if you:

          o are unwilling to accept an investment that will go up and down in value

          o    are investing to meet short-term financial goals


                         RESULTS OF A $10,000 INVESTMENT
               THE INTERNATIONAL EQUITY FUND VS. BENCHMARK INDEXES

AVERAGE ANNUAL TOTAL RETURNS
AS OF 12/31/98

INCLUDING SALES CHARGE                     EXCLUDING SALES CHARGE
1 YEAR                      14.97%         1 YEAR                        19.78%
SINCE INCEPTION (9/2/97)     8.95%         SINCE INCEPTION (9/2/97)      12.34%


[GRAPH] The following information was presented as a line graph:

          International Equity   International Equity   MSCI    Morningstar's
             Fund Including         Fund Excluding      EAFE   Average Foreign
DATE          Sales Charge           Sales Charge       Index  Stock Fund Index
----      --------------------   --------------------   -----  ----------------


9/2/97           $ 9,425              $10,000          $10,000        $10,000
9/30/97          $ 9,923              $10,528          $10,560        $10,613
12/31/97         $ 9,184              $ 9,744          $ 9,733        $ 9,740
3/31/98          $10,368              $11,000          $11,165        $11,091
6/30/98          $10,586              $11,232          $11,284        $11,017
9/30/98          $ 9,206              $ 9,768          $10,320        $ 9,752
12/31/98         $11,000              $11,971          $11,680        $10,571



The chart compares the International Equity Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 9/2/97-12/31/98. (Please note that performance figures for the indexes are from 9/30/97-12/31/98.) It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the MSCI EAFE Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Foreign Stock Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

For a description of indexes referred to on this page, please refer to "Performance."

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

1998 IN REVIEW


     In 1998, the International Equity Fund provided shareholders with an annual total return of 19.78% without a sales charge and an annual total return of 14.97% after sales charge. For the same period, the MSCI EAFE Index provided an annual total return of 20% and the Average Foreign Stock Fund monitored by Morningstar, Inc. provided an annual total return of 12.68%.


     For international equity markets, this past year was as volatile and tumultuous as any seen in recent years. The contagious Asian financial crisis at last reached the shores of Japan, as the world's second-largest economy fell into recession in May. Efforts by the Japanese government to jump-start the economy seemed promising but their long-term success remains uncertain. Our exposure to Japanese and Pacific Rim markets was lower in 1998 in response to the turmoil. As these markets recovered late in the year, we gradually increased our holdings in this part of our portfolio.

     Emerging markets outside the Pacific Rim were also hit particularly hard this year. When Russia devalued its currency this summer and defaulted on loans from many Western banks, stock markets around the world plummeted. Our defensive position in response to these events effectively helped the Fund preserve year-to-date gains and compound returns when the markets recovered during the fourth quarter. Persistent instability in other emerging markets, specifically Brazil, leaves us cautious in regard to the long-term prospects for growth in these countries.

     The story in Europe and the United Kingdom was different altogether. Heightened merger activity in select sectors of the market, namely the pharmaceutical and energy stocks, helped boost returns for the year. Growth in the utility and telecommunications industries also aided the Fund during 1998. Regional growth in peripheral European markets continued to be strong, especially in those countries where positive job growth and falling interest rates have raised domestic confidence. Our exposure to these markets contributed significantly to the performance of the Fund during 1998.

                         MORE INFORMATION ABOUT THE FUND

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     Normally, at least 70% of the fund's total assets will be invested in equity securities of foreign issuers. Equity securities include common and preferred stocks, convertible securities and warrants or rights to subscribe to or purchase such securities, American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. However, the fund is not required to invest in such securities. Rather, the fund may invest in any type of investment grade securities, including debt securities of foreign issuers, and obligations of the U.S. and foreign governments and their political subdivisions.

     The fund intends to diversify its assets broadly among countries and normally invests in at least three foreign countries. The fund may, however, invest a substantial portion of its assets in one or more of such countries. The fund may invest in both developed and developing countries, though it currently does not intend to invest more than 30% of its assets in developing countries.

     Developed countries include, among others: Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, United Kingdom, Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore.

     Developing countries include, among others: Portugal, Poland, Czech Republic, Hungary, Turkey, India, Pakistan, Israel, Sri Lanka, Russia, China, Indonesia, Korea, Greece, Jordan, Philippines, Taiwan, Thailand, the Republic of South Africa, Peru, Brazil, Colombia, Argentina, Chile, Venezuela, and Mexico.

     The fund may attempt to hedge against unfavorable changes in currency exchange rates by:

     o Engaging in forward currency contracts, which are agreements between two parties to exchange currencies at a set price on a future date.

     o Purchasing and writing put and call options on foreign currencies, which are contracts involving the right or obligation to deliver or receive assets or money depending on the future performance of a currency.

     o    Trading currency futures contracts and options on such contracts.

     The fund may also lend its portfolio securities.

     During periods when the subadviser deems it necessary for temporary defensive purposes, the fund may invest up to 20% of its assets in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements.

                              WHAT ARE DERIVATIVES?

     A derivative is a financial contract whose value is based on or derived from a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for over 20 years. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

     Similar risks exist for warrants (securities that permit their owners to purchase a specific number of shares of stock at a predetermined price), and convertible securities (securities that may be exchanged for a different asset). For this reason, the fund will not use futures, options, warrants or convertible securities for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

The reasons for which the fund will invest in futures and options are:

     o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds;

     o To reduce the fund's transaction costs or add value when these instruments are favorably priced;

     o To forego taxes that would otherwise have to be paid on gains from the sale of the fund's securities; and

     o To attempt to protect the value of certain securities owned or intended to be purchased by the fund while the manager is making a change in the fund's investment position.

                              WHO MANAGES THE FUND?

THE BOARD. The board of trustees oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. Information concerning the trustees and officers of the fund appears in the Statement of Additional Information.

INVESTMENT ADVISER. R. Meeder & Associates, Inc. ("RMA") serves as investment adviser to the fund. RMA has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of December 31, 1998, RMA and its affiliates managed approximately $1.4 billion in assets. RMA maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

INVESTMENT SUBADVISER. Commercial Union Investment Management, Limited ("CUIM") is the investment subadviser to the International Equity Fund. CUIM is a wholly-owned subsidiary of CGU plc., an international insurance and financial services organization that was formed by the recent merger of Commercial Union and General Accident. As of September 30, 1998, CUIM and its affiliates managed $69.7 billion in assets. CUIM is an investment adviser to mutual funds, public and corporate employee benefit plans, charities, insurance companies, banks, investment trusts and other institutions. CUIM is regulated in the United Kingdom by the Investment Management Regulatory Organisation in the conduct of its Investment Business under the provisions of the Financial Services Act of 1986. CUIM and its affiliates have their principal offices at St. Helen's, 1 Undershaft, London, England EC3P 3DQ and have investment offices in Amsterdam, Paris, Boston, Toronto, Tokyo, Singapore, Cape Town and Melbourne.

RMA continues to have responsibility for all investment advisory services provided to the fund and supervises CUIM's performance of such services.

FUND MANAGER

The individuals primarily responsible for the management of the fund are listed below:

Charles Brand, CUIM's Director of International Equities and a member of its Strategy Committee, is responsible for managing the overall strategic asset allocation of the fund. Mr. Brand has been a Director of CUIM, with responsibility for international equity asset allocation across all funds, since 1991.

Jane Coffey, Bradley Mitchell, Andrew Hitchings, Carrie Schloss and Mamoru Imai exercise regional portfolio management responsibilities for the fund. Ms. Coffey, Director and Head of European Equities for the subadviser, joined CUIM in 1997 and is the portfolio manager responsible for the fund's Continental European portfolio. Mr. Mitchell, Associate Director and Senior Fund Manager of UK equities for the subadviser, joined CUIM in 1987 and is responsible for the fund's United Kingdom portfolio. Mr. Hitchings, Managing Director of CUIM Singapore, joined the subadviser in 1986 and is the portfolio manager responsible for the fund's Asia-Pacific portfolio. Ms. Schloss, Director and Head of Emerging Markets for the subadviser, joined CUIM in 1997 and is the portfolio manager responsible for the fund's emerging markets portfolio. Mamoru Imai, Representative Director of CUIM (Japan), joined the subadviser in 1989 and is the portfolio manager for the fund's Japanese portfolio.

MANAGEMENT FEES. During the calendar year ended December 31, 1998, the fund paid management fees totaling 1.00% of the fund's average daily net assets.

DISTRIBUTOR. Adviser Dealer Services, Inc. ("ADS"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of RMA, serves as the distributor of the shares of the fund.

YEAR 2000. The common past practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. This failure could adversely affect the fund's operations, including pricing, securities trading and the servicing of shareholder accounts.

     RMA is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during and after 2000. We are now renovating and testing our internal systems. RMA is diligently working with external partners, suppliers, vendors and other service providers to ensure that the systems with which we interact will remain operational at all times.

     In addition to taking reasonable steps to secure our internal systems and external relationships, RMA is further developing contingency plans intended to ensure that unexpected systems failures will not adversely affect the fund's operations. RMA intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternative solutions if necessary.

     Despite RMA's efforts and contingency plans, however, noncompliant computer systems would have an adverse material effect on the fund's business, operations or financial condition. Additionally, the fund's performance could be hurt if a computer system failure at a company or governmental unit affects the prices of securities the fund owns. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about year 2000 readiness as required in the U.S. RMA, of course, cannot audit any company and its major suppliers to verify their year 2000 readiness. RMA understands that many foreign countries and companies are well behind their U.S. counterparts in preparing for 2000.

                                DISTRIBUTION FEES

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. The fund has adopted distribution and service plans. Under its plans, the fund pays the distributor an annual distribution (12b-1) fee of 0.25% of fund assets and an annual service fee of 0.25% of fund assets.

     Distribution fees are used primarily to offset initial and ongoing commissions paid to brokerage firms for selling shares of the fund. The distributor may use distribution fees that are not allocated to brokerage firms to reduce its own sales and marketing expenses. Service fees are used primarily to reimburse brokerage firms for providing personal services to fund shareholders and maintaining shareholder accounts. The distributor may use service fees that are not allocated to brokerage firms to reduce its own expenses for providing personal services and maintaining shareholder accounts.

     Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

                           HOW IS THE TRUST ORGANIZED?

     The fund is an open-end management investment company that is a series of The Flex-Partners trust (the "Trust").

     The Trust is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

     The fund does not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

PORTFOLIO TRADES

     In placing portfolio trades, the fund's adviser may use brokerage firms that market the fund's shares, but only when the advisers believe no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price. As long as the advisers believe a brokerage firm can provide this combination, they may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by the fund to reduce its expenses.

INVESTMENT GOALS

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

DIVERSIFICATION

     The fund is diversified, which means the fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company.

             HOW DOES TAXATION AFFECT THE FUND AND ITS SHAREHOLDERS?

HOW DOES THE FUND EARN INCOME AND GAINS?

     The fund earns dividends and interest (the "income") on its investments. When the fund sells a security for a price that is higher than it paid, it has a gain. When the fund sells a security for a price that is lower than it paid, it has a loss. If the fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The fund's gains and losses are netted together, and, if the fund has a net gain (the fund's "gains"), that gain will generally be distributed to you.

TAXATION OF THE FUND'S INVESTMENTS

     The fund invests your money in the securities that are described in the sections "Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that the fund earns on its investments. These rules may, in turn, affect the amount of distributions that the fund pays to you. These special tax rules are discussed in the SAI.

     TAXATION OF A FUND. As a regulated investment company, the fund generally pays no federal income tax on the income and gains that it distributes to you.

     FOREIGN TAXES. Foreign governments may impose taxes on the income and gains from the fund's investments in foreign securities. These taxes will reduce the amount of the fund's distributions to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?


     As a shareholder, you will receive your share of the fund's income and gains on the fund's investments in stocks and other securities. The fund's income and short-term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the fund's distributions to you. The fund pays dividends from its net investment income on at least an annual basis. The fund distributes capital gains, if any, annually.


     DISTRIBUTIONS. Distributions from the fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the funds.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolios may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

REDEMPTIONS AND EXCHANGES

WHAT IS A REDEMPTION?

     A redemption is a sale by you to the fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the fund for shares of another Flex-Partners' fund is treated as a redemption of fund shares and then a purchase of shares of the other Flex-Partners' fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

     If you redeem your shares or if you exchange your shares in the fund for shares in another Flex-Partners' fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in the fund within 30 days before or after your redemption or exchange.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The fund will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally by subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

     The fund began calendar year 1998 with a net asset value (price) of $12.18 per share. During the year, the fund lost $0.02 per share from investment income (interest and dividends less operating expenses) and earned $2.43 per share from investments that had appreciated in value or that were sold for higher prices than the fund paid for them.

     Shareholders received $0.12 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The earnings ($2.41 per share) minus the distributions ($0.12 per share) resulted in a share price of $14.47 at the end of the year. This was an increase of $2.29 per share (from $12.18 at the beginning of the year to $14.47 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the fund was 19.78% for the year.

     As of December 31, 1998, the fund had $18,273,000 in net assets. For the year, its expense ratio was 2.00% ($20 per $1,000 of net assets); and its net investment income amounted to (0.18)% of its average net assets. It sold and replaced securities valued at 86.13% of its net assets.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the fund's financial performance for the past two years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KMPG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.


INTERNATIONAL EQUITY FUND                          1998            1997*

NET ASSET VALUE, BEGINNING OF PERIOD              $12.18          $12.50
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       (0.02)          (0.02)
-------------------------------------------------------------------------------
Net Gains or Losses on Securities
(BOTH REALIZED AND UNREALIZED)                      2.43           (0.30)
-------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    2.41           (0.32)
-------------------------------------------------------------------------------

LESS DISTRIBUTIONS
-------------------------------------------------------------------------------
DIVIDENDS (IN EXCESS OF NET INVESTMENT INCOME)     (0.04)          --
-------------------------------------------------------------------------------
DISTRIBUTIONS (FROM CAPITAL GAINS)                 (0.08)          --
-------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                (0.12)          --
-------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                    $14.47          $12.18
-------------------------------------------------------------------------------
TOTAL RETURN                                       19.78%          (2.56)%(1)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD ($000)                   $18,273          $12,190
-------------------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS             2.00%           2.00%(2)
-------------------------------------------------------------------------------
RATIO OF NET INCOME (LOSS) TO AVERAGE NET ASSETS   (0.18)%         (0.43%)(2)
-------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets,
     BEFORE REIMBURSEMENT OF FEES                   2.17%           2.68%(2)
-------------------------------------------------------------------------------
Ratio of Net Income (Loss) to Average Net Assets,
     BEFORE REIMBURSEMENT OF FEES                  (0.35)%         (1.11%)(2)
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                            86.13%          13.00%
-------------------------------------------------------------------------------

* September 2, 1997 (date of commencement of operations) to December 31, 1997

(1)  Not Annualized
(2)  Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional information.

                               SHAREHOLDER MANUAL

                                HOW TO BUY SHARES

MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500, except for an Individual Retirement Account (IRA), which has a $500 minimum. You may make subsequent investments in any account in amounts of at least $100.

OPENING AN ACCOUNT -- You may open an account and make an investment by purchasing shares through brokerage firms having sales agreements with the Distributor. You may also purchase shares directly from the fund by submitting a check. In the case of a new account, fill out the New Account Application accompanying this Prospectus. A check payable to the International Equity Fund must accompany your New Account Application. You may make payments by check or Federal Reserve Draft payable to the fund. Please send your completed application and payment to the following address: THE FLEX-PARTNERS, C/O MUTUAL FUNDS SERVICE CO., P. O. BOX 7177, DUBLIN, OHIO 43017.

     Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction. All orders for the purchase of shares are subject to acceptance or rejection by the fund or by the Distributor. Direct purchase orders received by Mutual Funds Service Company (the "Transfer Agent"), the fund's transfer agent, by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by the Transfer Agent after 4:00 p.m. and orders received by brokerage firms after 5:00 p.m. are confirmed at the public offering price on the following business day.

     Wire orders for shares of the fund received by dealers prior to 4:00 p.m., Eastern time, and received by the Transfer Agent before 5:00 p.m., Eastern time on the same day, are confirmed at that day's public offering price. Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day. It is the dealer's obligation to place the order with the Transfer Agent before 5:00 p.m., Eastern time, and to forward payment to Firstar Bank, N.A., the Custodian for the fund.

     If the wire order is for a new account, you must telephone the fund prior to making your initial investment. Call 1-800-494-FLEX, or (614) 766-7074. Advise the fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

FIRSTAR BANK, N.A. CINTI/TRUST
     ABA #: 042-00001-3
ATTENTION:  THE FLEX-PARTNERS
     INTERNATIONAL EQUITY FUND
     Account Number 486484298
     ACCOUNT NAME (your name)
     YOUR FLEX-PARTNERS ACCOUNT NUMBER

     No stock certificates will be issued. Instead, the Transfer Agent will establish an account for each investor, and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of the fund and credited to such account.

     The fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS - You may make subsequent investments in the fund by mailing a check payable to the International Equity Fund. Please include your account number and mail as follows:

                  THE FLEX-PARTNERS
                  C/O MUTUAL FUNDS SERVICE CO.
                  P. O. BOX 7177
                  DUBLIN, OHIO  43017

     You may also make subsequent investments by bank wire as described above. You must notify the fund prior to each wire purchase. Wires sent without notifying the fund will result in a delay of the effective date of your purchase.

     SALES CHARGES - Maximum sales charges and fees are set forth in the table below, and quantity discounts for the fund's initial sales charge are set forth below.

      ------------------------------------------------
          o    Initial Sales Charge of 5.75% or less
      ------------------------------------------------
          o    No deferred sales charge
      ------------------------------------------------

     The fund's shares are sold at net asset value plus the applicable sales charge as shown in the table below. The fund's shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, the fund's shares bear an asset based service fee of 0.25% per year. The sales charge on the fund's shares is allocated between your brokerage firm and Adviser Dealer Services, Inc. as shown below:

                        THE SALES CHARGE    WHICH EQUALS      YOUR DEALER
WHEN YOU INVEST        MAKES UP THIS % OF   THIS % OF YOUR    RECEIVES THIS % OF
THIS AMOUNT            THE OFFERING PRICE   INVESTMENT        THE OFFERING PRICE
--------------------------------------------------------------------------------
Up to $50,000              5.75%                6.10%             5.25%
$50,001 to $100,000        5.00%                5.26%             4.50%
$100,001 to $249,999       3.75%                3.90%             3.25%
$250,000 to $499,999       2.50%                2.56%             2.00%
$500,000 to $999,999       2.00%                2.04%             1.60%
$1,000,000 or more         none                 none              none

     The offering price of International Equity Fund shares includes the applicable sales charge.

QUANTITY DISCOUNTS

     CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the fund for purposes of calculating the sales charge. Therefore, the quantity discounts shown in the table above will apply if the dollar amount of your purchase, plus the net asset value of fund shares you already own, is more than $50,000. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate value of such shares then owned, plus the amount of the purchase.

     To receive the cumulative quantity discount, either you or your brokerage firm must request the discount at the time of placing your purchase order. In addition, you must give the Transfer Agent sufficient information to determine and confirm that your purchase will qualify for the discount. The cumulative quantity discount may be amended or terminated at any time as to all purchases occurring thereafter.

     LETTER OF INTENTION (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. To take advantage of this discount, simply sign and complete the LOI on the New Account Application, indicating the amount you wish to invest. The LOI may be back-dated to include purchases made within 90 days prior to the signing of the LOI. The LOI will not be a binding obligation on either the purchaser or the fund.

     Purchases made under the LOI receive the sales charge applicable to the aggregate amount you have indicated in the LOI, as if all shares were purchased in a single transaction. During the period covered by the LOI, the Transfer Agent will escrow shares representing 5% of your intended purchase. If you do not purchase the amount stated in your LOI, your sales charge will be adjusted to reflect the actual amount you invested during the period covered by your LOI, and any additional sales charge will be recovered from your escrowed shares.

     Your LOI can be amended: (a) during the 13-month period, if you file an amended LOI with the same expiration date as the original, and (b) automatically after the end of the period, if the total purchases credited to your LOI qualify for an additional reduction in sales charge.

     SALES CHARGE WAIVERS: Directors, trustees, officers and full-time employees of the Flex-Partners trust, the Manager, the Subadviser or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the fund at net asset value.

     You may purchase shares of the fund at net asset value if, on the date you purchase such shares, you are a shareholder of any mutual fund (other than a Flex-Partners Fund) whose portfolios are advised by the manager.

     Fund shares may be sold at net asset value without an initial sales charge to:

     o clients of the Manager, registered investment advisers, broker-dealers and financial planners, who are purchasing on behalf of their clients or on behalf of clients in wrap accounts, by making arrangements to do so with the Trust and the Transfer Agent

     o participants in certain retirement and deferred compensation plans, including qualified or non-qualified plans under the Internal Revenue Code and certain affinity group and group savings plans, provided that such plans have at least 100 eligible employees or members and

     o broker-dealers who have a sales agreement with the Distributor and by their registered personnel and employees, including members of the immediate families of such registered personnel and employees (i.e., spouse and minor children only)

See "Other Shareholder Services - Systematic Withdrawal Program" and the Statement of Additional Information.

     No sales charge will be charged on accounts that are opened for you by your brokerage firm where the amount invested represents redemption proceeds from funds distributed other than by Adviser Dealer Services, Inc., and where you have paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) shares of the fund are purchased within 60 days after redemption of such other fund's shares; and (ii) sufficient documentation of such redemption as the Transfer Agent may require shall be provided at the time fund shares are purchased. Also, if you have redeemed shares of a Flex-Partners' fund, you may reinvest the proceeds in any Flex-Partners' fund at net asset value if such proceeds are reinvested within 60 days after the date of redemption.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

     You may redeem shares and withdraw funds at net asset value. There are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL -- You may redeem shares by mailing a written signature guaranteed request to The Flex-Partners, c/o Mutual Funds Service Co., P. O. Box 7177, Dublin, OH 43017. Signature guaranteed means that you must have signed the request and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association). We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY BANK WIRE -- You may redeem by telephone by placing a wire redemption through a securities dealer. Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by the Transfer Agent before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share. Direct wire redemption requests must be received by 4:00 p.m. to be confirmed at that day's net asset value.

     WHEN REDEMPTIONS ARE EFFECTIVE -- Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE -- Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of the redemption request in the form described above. Payment is normally made within seven days after the redemption request.

                               EXCHANGE PRIVILEGE

     An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

     Your exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. You will receive a prospectus along with your confirmation if you exchange into a fund not offered in this Prospectus. The exchange feature may be modified or discontinued at any time, upon notice to you in accordance with federal securities rules.

     Your exchange may be processed only if the shares of the fund to be purchased are eligible for sale in your state and if the amount of your purchase meets the minimum requirements for that fund. The exchange privilege is only available in states in which it may be legally offered.

     EXCHANGES OF SHARES: You may exchange your shares of the International Equity Fund for Class A shares of any other Flex-Partners Fund, and for shares of The Flex-funds Money Market Fund, a single-class money market fund managed by the Manager.

     The fund may refuse exchange purchases by anyone, if in the manager or subadviser's judgment, the fund would be unable to invest effectively in accordance with its investment goals and strategies, or would otherwise be affected in a negative way.

IF YOU HAVE ANY QUESTIONS ON EXCHANGE OR REDEMPTION PROCEDURES, CALL YOUR BROKERAGE FIRM OR THE TRANSFER AGENT.

                              TRANSACTION POLICIES

     VALUATION OF SHARES. The net asset value per share (NAV) for the fund will be calculated each day at approximately 3:00 p.m. Eastern time by dividing the fund's net assets by the number of its shares outstanding.

     The assets of the fund are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the adviser under procedures adopted by the Board of Trustees.

     EXECUTION OF REQUESTS. The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

     At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days, as allowed by federal securities laws.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen business days after the purchase.

                           OTHER SHAREHOLDER SERVICES

     AUTOMATIC ACCOUNT BUILDER: This program offers you a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. Under the program, regular investments in the fund of $100 or more will be deducted from your checking or savings account and invested in shares of the fund. Your bank must be a member of the Automated Clearing House (ACH). To sign up, complete the Automatic Account Builder section of your New Account Application. There is no additional charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. To sign up, complete the appropriate section of your New Account Application. Your should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

     You may make additional investments and may change or stop the program at any time. There is no charge for this program.

     RETIREMENT PLANS: The fund offers retirement plans, which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan--401(k), Tax-Sheltered Custodial Account - 403(b)(7), an Individual Retirement Account (IRA), a Roth IRA, an Education IRA, a Simple IRA, and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-Partners Retirement Plan are available from The Flex-Partners, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-494-3539.

     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

                              SHAREHOLDER ACCOUNTS

     The fund maintains an account for each shareholder in full and fractional shares. The fund may reject any purchase order and may waive minimum purchase requirements.

     CONFIRMATION STATEMENT -- All purchases and sales, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS WITH LOW BALANCES. The fund may redeem shares in your account for its then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made. The fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in your account to $1,000 ($500 for an IRA).

                                 MORE ABOUT RISK

     The fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in the fund summary near the beginning of this Prospectus.

     The fund is permitted to use - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the fund uses these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The fund follows certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time - days, months or years.

                          RISK AND INVESTMENT GLOSSARY

     BORROWING AND REVERSE REPURCHASE AGREEMENTS refer to a loan of money from a bank or other financial institution undertaken by the fund. The fund may borrow up to 33-1/3% of its assets. LEVERAGE AND CREDIT RISKS.

     COMMON STOCK is a share of ownership (equity) interest in a company.

     COMPANIES WITH LIMITED OPERATING HISTORIES are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers. MARKET, LIQUIDITY AND INFORMATION RISKS.

     CONVERTIBLE SECURITIES are debt or equity securities which may be converted on specified terms into stock of the issuer. MARKET, INTEREST RATE, PREPAYMENT AND CREDIT RISKS.

     CORRELATION RISK occurs when the fund "hedges" - uses one investment to offset the fund's position in another. If the two investments do not behave in relation to one another the way the fund managers expect them to, then unexpected results may occur.

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     CURRENCY CONTRACTS involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. CURRENCY LEVERAGE, CREDIT, CORRELATION, LIQUIDITY AND OPPORTUNITY RISKS.

     CURRENCY RISK happens when the fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when a portfolio's or fund's investments are converted to U.S. dollars.

     THE EURO: SINGLE EUROPEAN CURRENCY. On January 1, 1999, the European Monetary Union introduced a new single currency, the euro, which replaced the national currency for the eleven participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be affected. Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold, and their impact on the value of fund shares and performance.


     DEFENSIVE MEASURES may be taken when the fund's adviser believes they are warranted due to market conditions. When this happens, the fund may increase its investment 20% in government securities and other short-term securities without regard to the fund's investment restrictions, policies or normal investment emphasis. As a result, the fund could be unable to achieve its investment objective. OPPORTUNITY RISK.


     DIVERSIFICATION means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The International Equity Fund is a diversified fund.

     FINANCIAL FUTURES are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date. The fund may invest up to 25% of its assets in financial futures. HEDGING, CORRELATION, OPPORTUNITY, LEVERAGE, INTEREST RATE, MARKET, AND LIQUIDITY RISKS.


     FOREIGN SECURITIES are issued by companies located outside of the United States. The fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S. The risks of investing in foreign countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes, and certain custody and settlement risks. MARKET, CURRENCY, TRANSACTION, LIQUIDITY, INFORMATION AND POLITICAL RISKS.

     DEVELOPING COUNTRIES: Investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S.


     FORWARD FOREIGN CURRENCY CONTRACTS are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date. MARKET, OPPORTUNITY AND LEVERAGE RISKS.

     HEDGING RISK comes into play when the fund uses a security whose value is based on an underlying security or index to "offset" the fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")

     ILLIQUID AND RESTRICTED SECURITIES are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities. The fund may invest up to 15% of its assets in illiquid and restricted securities. MARKET, LIQUIDITY AND TRANSACTION RISKS.

     INFORMATION RISK means that information about a security or issuer may not be available, complete, accurate or comparable.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     INVESTMENT GRADE BONDS are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds. INTEREST RATE, PREPAYMENT, MARKET AND CREDIT RISKS

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract.

     LIQUIDITY RISK occurs when investments cannot be sold readily. The fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     MARKET CAPITALIZATION is the total current market value of a company's outstanding common stock.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     OPTIONS are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash. The fund may invest up to 25% of its assets in options. HEDGING, CORRELATION, OPPORTUNITY, LEVERAGE, INTEREST RATE, MARKET, AND LIQUIDITY RISKS.

     POLITICAL RISK comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     REPURCHASE AGREEMENTS means the purchase of a security that must later be sold back to the issuer at the same price plus interest. The fund may invest up to 20% of its assets in repurchase agreements. CREDIT RISK.

     SHORT-TERM TRADING means selling a security soon after purchase. If the fund engages in short-term trading, you will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from the fund, you will be taxed at ordinary tax rates. MARKET RISK.

     SECURITIES LENDING means the lending of securities to financial institutions, which provide cash or government securities as collateral. The fund may lend up to 33-1/3% of assets. CREDIT RISK.


     SMALL AND MID-SIZED COMPANY SECURITIES are securities issued by small or mid-sized companies, as measured by their market capitalization. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater its risks. MARKET, LIQUIDITY AND INFORMATION RISKS.


     TRANSACTION RISK means that the fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

     WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS involve the purchase and sale of securities for delivery at a future date, market value may change before delivery. MARKET, OPPORTUNITY AND LEVERAGE RISKS.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

          The SAI provides more detailed information about the fund. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

          These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

          The SAI, the reports and other information about the fund may be viewed on the Commission's Internet website at HTTP://WWW.SEC.GOV and copies of this information may be obtained (upon payment of a copying fee) by writing the public reference section of the Commission, Washington, D.C. 20549-6009 (telephone 1-800-SEC-0330).

          To request a free copy of the current annual/semi-annual report or SAI, request other information about the fund, or make shareholder inquiries, please write, call or E-mail us at:

                           The Flex-Partners
                           6000 Memorial Drive
                           Dublin, OH  43017
                           Telephone:  1-800-494-3539 or 614-766-7074
                           WWW.FLEXPARTNERS.COM



                                                       SEC File No.: 811-6720

                                THE FLEX-PARTNERS
                       CROSS REFERENCE SHEET TO FORM N-1A
                           FOR THE INSTITUTIONAL FUND

PART A.

ITEM NO.         PROSPECTUS CAPTION

1(a)             Front Cover Page
1(b)             Back Cover Page

2(a)             Investment Goal
2(b)             Strategies
2(c)(1)          Main Risk Factors
2(c)(2)          Performance

3                Fees and Expenses of the Fund

4(a)(b)          More Information About the Funds
                 How is the Trust Organized?
4(c)             More About Risk
                 Risk Glossary

5                Not applicable

6(a)             Who Manages the Funds?
6(b)             Not applicable

7(a)             Transaction Policies
7(b)             How to Buy Shares
                 Other Shareholder Services
7(c)             How to Make Withdrawals (Redemptions)
                 Exchange Privilege
7(d)(e)          How Does Taxation Affect the Fund and Its Shareholders?
7(f)             Not applicable

8(a)             Not applicable
8(b)             Distribution Fees
8(c)             More Information About the Fund - The Fund's Investment in a
                    Portfolio

9                How to Read the Financial Highlights Table
                 Financial Highlights

                             THE INSTITUTIONAL FUND
                               A MONEY MARKET FUND

                           PROSPECTUS - APRIL 30, 1999

[LOGOS]


     The Institutional Fund is a part of The Flex-Partners family of mutual funds.

     This Prospectus gives you important information about The Institutional Fund that you should know before you invest. Please read this Prospectus carefully and keep it handy for future reference.


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




                                The Flex-Partners
                               6000 Memorial Drive
                                Dublin, OH 43017
                         1-800-325-FLEX or 614-760-2159
                         Internet: WWW.FLEXPARTNERS.COM

                                                                 CONTENTS

-------------------------------------------------------- THE INSTITUTIONAL FUND

A look at investment goals,              Investment Goal                 _____
strategies, risks, performance           Strategies                      _____
and expenses                             Main Risk Factors               _____
                                         Performance                     _____
                                         Fees and Expenses of the Fund   _____

Information on who may want to invest    Who May Want to Invest          _____
and who may not want to invest


More information about the fund          More Information about the Fund _____
you should know before investing         Who Manages the Fund?           _____
                                         Distribution Fees               _____
                                         How is the Trust Organized?     _____
                                         How Does Taxation Affect the
                                            Fund and Its Shareholders?   _____
                                         How to Read the Financial
                                            Highlights Table             _____

------------------------------------------------------------ SHAREHOLDER MANUAL

Information about account                How to Buy Shares               _____
transactions and services                How to Make Withdrawals
                                          (Redemptions)                  _____
                                         Transaction Policies            _____
                                         Other Shareholder Services      _____


-------------------------------------------------------------- MORE ABOUT RISK

                                         Investment Practices, Securities
                                          and Related Risks              _____
                                         Risk and Investment Glossary    _____

---------------------------------------------------------- FOR MORE INFORMATION

Where to learn more about the fund                   Back Cover

                         THE INSTITUTIONAL FUND (FFIXX)

[ICON]    INVESTMENT GOAL

          The fund seeks to provide current income while maintaining a stable share price of $1.00. To pursue this goal, the fund invests primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. government, securities issued by U.S. government agencies, or obligations issued by corporations and financial institutions.

 [ICON]   STRATEGIES

          The fund invests all of its assets in The Money Market Portfolio, a master fund having the same investment goal as the fund. See "The Fund's Investment in a Portfolio" under "More Information about the Fund." The Portfolio, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to keep its share price at $1.00.

          o The Portfolio only buys securities that the adviser determines present minimal credit risks and that are rated in one of the top two short-term rating categories or that are comparable unrated securities in the adviser's opinion.

          o The Portfolio only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

          o Generally, the Portfolio may not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. government securities.

          o Generally, the adviser will attempt to purchase securities with longer maturities when it believes interest rates are falling and will attempt to purchase securities with shorter maturities when it believes interest rates are rising.


          The Portfolio will limit its purchases to U.S. government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, funding agreements and repurchase agreements.


          For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Fund."

[ICON]    MAIN RISK FACTORS

          The fund is subject to income risk, which is the possibility that the fund's dividends or income will decline because of falling interest rates. The fund is subject, to a limited extent, to credit risk, which is the possibility that the issuer of a security owned by the fund will be unable to repay interest and principal in a timely manner.

          An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read "More About Risk" carefully before investing.

                                   PERFORMANCE

     The bar chart shown on the left below provides some indication of the risks of investing in The Institutional Fund by showing changes in the fund's performance from year to year during the past four years. The table on the right compares the fund's performance with the returns of an index of funds with similar investment objectives. How the fund has performed in the past is not necessarily an indication of how the fund will perform in the future.

[GRAPH] The following information was presented in the form of a bar graph:

         YEAR          ANNUAL TOTAL RETURN
         ----          -------------------
         1995                 6.01%
         1996                 5.43%
         1997                 5.53%
         1998                 5.49%

     During the period shown in the bar chart, the highest return for a quarter was 1.52% (quarter ended June 30, 1995) and the lowest return for a quarter was 1.31% (quarter ended June 30, 1996).

     The fund's seven-day yield ended on December 31, 1998 was 5.10% and the seven-day compound yield ended December 31, 1998 was 5.22%. To request the fund's current seven-day yield, please call 1-800-325-FLEX or 614-760-2159.

Average Annual Total Returns
(for the periods ending                               Since Inception
DECEMBER 31, 1998)                   PAST ONE YEAR        (6/15/94)
--------------------------------------------------------------------------------


The Institutional Fund                  5.49%               5.53%
IBC Financial Data, Inc.'s
Average Institutional Fund              5.33%               5.35%



[ICON]    FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

          There are no sales loads, fees or other charges

               o    to buy fund shares directly from the fund
               o    to reinvest dividends in additional shares
               o to exchange into shares of funds in the Flex-funds family of no-load funds
               o    or to redeem your shares.

          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)


                  Management Fees                             0.27%
                  Distribution (12b-1) Fees                   0.03%
                  Other Expenses2                             0.15%
                                                              -----
                  Total Annual Fund Operating Expenses        0.45%
                  Fee Waiver and Expense Reimbursement3      -0.20%
                                                              -----
                  Net Expenses                                0.25%


          1 This table and the Example below reflect the expenses of the fund and its proportionate share of expenses from its corresponding Portfolio. See "The Fund's Investment in a Portfolio" under "More Information About the Fund."


          2 "Other Expenses" are based on expenses actually incurred by the fund for the year ended December 31, 1998.


          3 Reflects the adviser's agreement to reduce its fees and/or absorb expenses to the extent necessary to keep total expenses at 0.26% of average daily net assets. The adviser may terminate this agreement after December 31, 1999.


          EXAMPLE


          The example in the table below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

          Assuming you

               o    invest $10,000 in the fund
               o    redeem your shares at the end of the periods shown below
               o    earn a 5% return each year and
               o    incur the same fund operating expenses shown above,

          your cost of investing in the fund would be:


                1 YEAR       3 YEARS      5 YEARS      10 YEARS
                ------       -------      -------      --------
                $26          $124          $232         $547


          Of course, your actual costs may be higher or lower.

[ICON]    WHO MAY WANT TO INVEST

          The fund may be appropriate if you are an institutional investor who:

          o likes to earn income at current money market rates while preserving the value of your investment

          o is looking for a short-term component of an asset allocation program

          o    characterizes your investment outlook as "very conservative"

          o wants to be able to move money into stock or bond investments quickly and without penalty

          The fund may not be appropriate if you:

          o    are investing for maximum return over a long-term horizon

                         MORE INFORMATION ABOUT THE FUND

THE FUND'S INVESTMENT IN A PORTFOLIO

     The fund seeks to achieve its investment goal by investing all of its assets in the Money Market Portfolio, its corresponding portfolio.

     The portfolio has the same investment goal as the fund. The fund's investment policies are also substantially similar to the portfolio's, except the fund may pursue its policies by investing in an open-end management investment company with the same investment goal and substantially similar policies and restrictions as the fund. The fund buys shares of the portfolio at net asset value. An investment in the fund is an indirect investment in the portfolio.

     It is possible that the fund may withdraw its investment in the portfolio and subsequently invest in another open-end management investment company with the same investment goal and substantially similar policies. This could happen if the portfolio changes its investment goal or if the board of trustees, at any time, considers it in the fund's best interest.

     The fund's structure, where it invests all of its assets in its corresponding portfolio, is sometimes called a "master/feeder" structure. You will find more detailed information about this structure and the potential risks associated with it in the Statement of Additional Information.

     HOW DOES THE FUND PURSUE ITS INVESTMENT GOAL?

     The manager seeks to achieve its goal by investing in high-quality money market instruments which mature in 397 days or less. Also, the portfolio will seek to minimize changes in the value of its assets due to market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

     The portfolio may change its average portfolio maturity or level of quality to protect its net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the portfolio may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. government or agency obligations.


     MONEY MARKET INSURANCE

     The Portfolio is insured by ICIM Re (the "Insurer"), a wholly-owned subsidiary of ICI Mutual Insurance Company, against specific types of losses on certain money market instruments ("eligible securities") held by the Portfolio. The specific types of losses are losses from non-payment of principal or interest, or a bankruptcy or insolvency of the issuer or credit provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. The Insurer charges the Portfolio an annual premium for the insurance. The Portfolio may recover no more than $100 million annually and the Portfolio may only recover if the amount of the loss exceeds 0.10% of its eligible instruments. The Fund and another money market fund sponsored by the manager have invested all of their investable assets in the Portfolio. The benefit of any recovery would be shared by the Fund and such other money market fund on the basis of their respective beneficial interests in the Portfolio. The Portfolio and the Fund may incur losses regardless of the insurance.

                              WHO MANAGES THE FUND?

THE BOARD. The board of trustees oversees the management of the fund and the portfolio, and elects their officers. The officers are responsible for the fund and the portfolio's day-to-day operations. Information concerning the trustees and officers of the fund and the portfolio appears in the Statement of Additional Information.

INVESTMENT ADVISER. R. Meeder & Associates, Inc. ("RMA") manages the portfolio's assets and makes investment decisions for the portfolio. RMA has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. In addition, RMA has served as investment adviser to the portfolio since its inception and, prior to that, to The Flex-funds Trust since its inception in 1982. As of December 31, 1998, RMA and its affiliates managed approximately $1.4 billion in assets. RMA has its principal offices at 6000 Memorial Drive, Dublin, OH 43017.

PORTFOLIO MANAGER

     The portfolio manager responsible for the portfolio's investments is Philip
A. Voelker, Senior Vice President and Chief Investment Officer of RMA. Mr. Voelker joined RMA in 1975 and has managed the portfolio since 1985.

MANAGEMENT FEES. During the calendar year ended December 31, 1998, the portfolio paid management fees totaling 0.15% of the portfolio's average daily net assets.

YEAR 2000. The common past practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. This failure could adversely affect the fund's operations, including pricing, securities trading and the servicing of shareholder accounts.

     RMA is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during and after 2000. We are now renovating and testing our internal systems. RMA is diligently working with external partners, suppliers, vendors and other service providers to ensure that the systems with which we interact will remain operational at all times.

     In addition to taking reasonable steps to secure our internal systems and external relationships, RMA is further developing contingency plans intended to ensure that unexpected systems failures will not adversely affect the fund's operations. RMA intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternative solutions if necessary.

     Despite RMA's efforts and contingency plans, however, noncompliant computer systems would have an adverse material effect on the fund's business, operations or financial condition. Additionally, the fund's performance could be hurt if a computer system failure at a company or governmental unit affects the prices of securities the fund owns. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about year 2000 readiness as required in the U.S. RMA, of course, cannot audit any company and its major suppliers to verify their year 2000 readiness. RMA understands that many foreign countries and companies are well behind their U.S. counterparts in preparing for 2000.

                                DISTRIBUTION FEES

     Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares. The fund has a 12b-1 plan. Under the plan the fund pays an annual fee of 0.03% of fund assets for distribution services. Payments under the plan are made for distribution in the form of commissions and fees, advertising, sales literature, services of public relations consultants, direct solicitation and expenses of printing prospectuses and reports used for sales purposes. Persons who receive payments under the plan include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations.

                           HOW IS THE TRUST ORGANIZED?

     The fund is a no-load, open-end management investment company that is a member of The Flex-Partners trust (the "Trust").

     The Trust is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

     The fund does not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

PORTFOLIO TRADES

     As long as the advisers believe a brokerage firm can provide a combination of quality execution (i.e., timeliness and completeness) and favorable price, they may consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by the portfolio to reduce its, or the fund's, expenses.

INVESTMENT GOALS

     None of the fund's investment goals are fundamental and may be changed without shareholder approval.

DIVERSIFICATION

     The fund is diversified, which means the fund may not invest more than 5% in the securities of one company.

           HOW DOES TAXATION AFFECT THE FUNDS AND THEIR SHAREHOLDERS?

HOW DOES THE PORTFOLIO EARN INCOME AND GAINS?

     The portfolio earns dividends and interest (the portfolio's "income") on its investments. When the portfolio sells a security for a price that is higher than it paid, it has a gain. When the portfolio sells a security for a price that is lower than it paid, it has a loss. If the portfolio has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the portfolio has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The portfolio's gains and losses are netted together, and, if the portfolio has a net gain (the portfolio's "gain"), that gain will generally be distributed to you.

TAXATION OF THE PORTFOLIO'S INVESTMENTS

     The portfolio invests your money in the securities that are described in the sections "Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that the portfolio earns on its investments. These rules may, in turn, affect the amount of distributions that the fund pays to you. These special tax rules are discussed in the Statement of Additional Information.

     TAXATION OF THE FUND. As a regulated investment company, the fund generally pays no federal income tax on the income and gains that it distributes to you.

TAXATION OF SHAREHOLDERS

WHAT IS A DISTRIBUTION?

     As a shareholder, you will receive your share of the fund's income and gains on the portfolio's investments in money market securities. The fund's income and short-term capital gains are paid to you as ordinary dividends. The fund's long-term capital gains are paid to you as capital gain distributions. If the fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable distribution. These amounts, taken together, are what we call the fund's distributions to you. The fund pays dividends from its net investment income on a monthly basis. The fund distributes capital gains, if any, annually.

     DISTRIBUTIONS. Distributions from the fund, whether you receive them in cash or in additional shares, are generally subject to income tax. The fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The Internal Revenue Service requires you to report these amounts on your income tax return for the prior year.

     DISTRIBUTIONS TO RETIREMENT PLANS. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you. Special rules apply to payouts from Roth and Education IRAs.

     DIVIDENDS-RECEIVED DEDUCTION. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the fund.

     BUYING A DIVIDEND. Purchasing fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares. The risk in buying a dividend is that the portfolio may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

     DIVIDEND REINVESTMENTS. Most investors have their dividends reinvested in additional shares of the fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

REDEMPTIONS AND EXCHANGES

     WHAT IS A REDEMPTION?

     A redemption is a sale by you to the fund of some or all of your shares in the fund. The price per share you receive when you redeem fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in the fund for shares of a Flex-funds' fund is treated as a redemption of fund shares and then a purchase of shares of the Flex-funds' fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares, which the IRS requires you to report on your income tax return.

     U.S. GOVERNMENT INTEREST. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The fund will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

     NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax adviser to determine the U.S. and non-U.S. tax consequences of your investment in the fund.

     STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares will generally by subject to state and local income tax. The holding of fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the fund.

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

     The fund began calendar year 1998 with a net asset value (price) of $1.00 per share. During the year, the fund earned $0.054 per share from investment income (interest and dividends less operating expenses) and $0.00 per share from investments that had appreciated in value or that were sold for higher prices than the fund paid for them.

     Shareholders received $0.054 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

     The earnings ($0.054 per share) minus the distributions ($0.054 per share) resulted in a share price of $1.00 at the end of the year. This was an increase of $0.00 per share (from $1.00 at the beginning of the year to $1.00 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the fund was 5.49% for the year.


     As of December 31, 1998, the fund had approximately $641,831,000 in net assets. For the year, its expense ratio was 0.24% ($24 per $1,000 of net assets); and its net investment income amounted to 5.34% of its average net assets.


                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KMPG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

                                               THE INSTITUTIONAL FUND

                                       1998    1997     1996     1995     1994*
                                       ----    ----     ----     ----     -----
Net Asset Value, Beginning of period  $1.00    $1.00   $1.00    $1.00    $1.00
INCOME FROM INVESTMENT OPERATIONS

     NET INVESTMENT INCOME             0.054    0.054   0.053    0.059    0.026
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS       0.054    0.054   0.053    0.059    0.026
--------------------------------------------------------------------------------
Less Dividends and Distributions

     FROM NET INVESTMENT INCOME       (0.054)  (0.054) (0.053)  (0.059)  (0.026)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                   (0.054)  (0.054) (0.053)  (0.059)  (0.026)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $1.00    $1.00   $1.00    $1.00    $1.00
--------------------------------------------------------------------------------
TOTAL RETURN                           5.49%    5.53%   5.43%    6.01%  4.80%(1)
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period ($000)     641,831  415,994  232,142  113,205  59,494
Ratio of Expenses to Average
   Net Assets                          0.24%   0.25%    0.25%    0.25%  0.20%(1)
Ratio of Net Investment Income
   to Average Net Assets               5.34%   5.41%    5.30%    5.87%  4.51%(1)
Ratio of Expenses to Average
   Net Assets before waiver
   of fees(2)                          0.45%   0.47%    0.46%    0.55%  0.46%(1)
Ratio of Net Income to Average
   Net Assets, before waiver
   of fees(2)                          5.13%   5.19%    5.09%    5.57%  4.25%(1)

(1) Annualized


(2) Includes proportionate share of fees waived in corresponding portfolio. See "Fees and Expenses of the Fund" for explanation of adviser's waiver of fees.


* For the period June 15, 1994 through December 31, 1994.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information Dated April 30, 1999.


                               SHAREHOLDER MANUAL

                                HOW TO BUY SHARES

Shares of The Institutional Fund are offered continuously and sold without a sales charge. Shares are sold at the net asset value per share next determined after receipt of both a purchase order and payment in federal funds. Investments made by check are entered and credited at the net asset value determined on the next business day following receipt.

MINIMUM INVESTMENT. The minimum investment to open an account in the fund is $5 million.

OPENING AN ACCOUNT.  You may open an account by mail or bank wire as follows:

     BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Institutional Fund must accompany the New Account Application. The fund does not accept third party checks. Payments may be made by check or Federal Reserve Draft payable to the fund and should be mailed to the following address: THE FLEX-PARTNERS, C/O R. MEEDER & ASSOCIATES, INC., P.O. BOX 7177, DUBLIN, OHIO 43017.

     BY BANK WIRE: If the wire order is for a new account, YOU MUST TELEPHONE THE FUND PRIOR TO MAKING YOUR INITIAL INVESTMENT. Call 1-800-325-FLEX, or
     (614) 760-2159. Advise the fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

         FIRSTAR BANK, N.A. CINTI/TRUST
              ABA #: 042-00001-3
         ATTENTION: THE INSTITUTIONAL FUND
         Credit Account Number 851-2204
         Account Name (your name)
         Your Institutional Fund account number

On new accounts, a completed application must be sent to The Flex-Partners c/o
R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The fund will not permit a redemption until it receives the New Account Application in good order.

SUBSEQUENT INVESTMENTS. Subsequent investments in an existing account in the fund may be made by mailing a check payable to The Institutional Fund. PLEASE INCLUDE YOUR ACCOUNT NUMBER ON THE CHECK AND MAIL AS FOLLOWS:

              THE FLEX-PARTNERS
              LOCATION NUMBER: 00215
              CINCINNATI, OH 45264-0215

Subsequent investments may also be made by bank wire as described above. IT IS NECESSARY TO NOTIFY THE FUND PRIOR TO EACH WIRE PURCHASE. Wires sent without notifying the fund will result in a delay of the effective date of your purchase.

WHEN PURCHASES ARE EFFECTIVE. New Account Applications and subsequent purchase orders for The Institutional Fund which are received by or on behalf of the fund prior to 3:00 p.m., Eastern time on a business day, begin earning dividends that day, provided payment in federal funds (bank wire) is received by the bank that day. New Account Applications and subsequent purchase orders which are received after 3:00 p.m., or for which wire payment is not received, are accepted as a purchase the following day. Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.

If your check is dishonored, the purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter, and you may secure your funds as explained below. (See "How to Make Withdrawals (Redemptions).")

Financial Institutions: You may buy shares or sell shares of the fund through a broker or financial institution, which may charge you a fee for this service. If you are purchasing shares of the fund through a program of services offered or administered by a brokerage firm or financial institution, you should read the program materials in conjunction with this Prospectus.

Purchase orders for the fund which are received prior to 3:00 p.m., Eastern time, begin earning dividends that day, provided Firstar Bank, N.A., the Custodian for the fund, receives federal funds by 4:00 p.m., Eastern time, that same day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by the fund.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL: You may redeem shares by mailing a written signature guaranteed request to The Flex-Partners, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017. Signature guaranteed means that the request must be signed by you and your signature must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). We do not accept signatures guaranteed by a notary public. Additional documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. We may waive these requirements in certain instances.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE: You may redeem by telephone: 1-800-325-FLEX, or call (614) 760-2159. If you wish to use this procedure, you must select this feature on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, you may arrange to have amounts in excess of $10,000 wired in federal funds to a designated commercial bank account. To use this procedure, please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the fund. In this case, your signature must be guaranteed. Additional documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     WHEN REDEMPTIONS ARE EFFECTIVE. Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE. Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio bank business day following the date of the order for withdrawal. If a request for a wire redemption is received prior to 3:00 p.m., Eastern time, on a bank business day, funds will be wired on the same day. Amounts withdrawn by mail are normally sent by mail within one business day after the request is received, and must be mailed within seven days, with the following exception. If shares are purchased by check, the funds' transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected. The fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

     ACCOUNTS WITH LOW BALANCES. The fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $5 million as a result of redemptions you have made. The fund may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum. Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in the account to $5 million.

                               EXCHANGE PRIVILEGE

You may exchange shares of the fund for shares of any Flex-funds' fund that are available for sale in your state at their respective net asset values. The Flex-funds family of funds has a variety of investment objectives. Read The

Flex-funds' prospectus for more information about the fund that meets your investment goals. You may obtain a free prospectus from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017, or by telephone:
1-800-325-FLEX; in Ohio call (614) 760-2159.

Exchanges are subject to applicable minimum initial and subsequent investment requirements. It will be necessary to complete a separate New Account Application if:

     o    you wish to register a new account in a different name or

     o    you wish to add telephone redemption to an account.

Exchange requests may be directed to the fund by telephone or written request. If your request is in valid form, and is received prior to 3:00 p.m., Eastern time, shares will be exchanged that day. Otherwise, they will be exchanged the next business day.

     BY MAIL: Exchange requests may also be made in writing and should be sent to The Flex-Partners, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as your name appears on the fund's account records.

     BY TELEPHONE: Exchange requests may be made by telephone: call 1-800-325-FLEX, or call (614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current account. The registration of additional accounts must be identical.

     Any exchange involves a redemption of all or a portion of the shares in one fund and an investment of the redemption proceeds in shares of one of the other funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, the fund may reject any exchange request and limit your use of the exchange privilege.

     The exchange of shares of one fund for shares of another fund is treated for federal income tax purposes as a sale of the shares given in exchange. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange.

                              TRANSACTION POLICIES

     VALUATION OF SHARES. The net asset value per share (NAV) for the fund is determined each business day that the Federal Reserve System is open. The NAV is calculated on each such business day at 3:00 p.m. Eastern Time by dividing the fund's net assets by the number of its shares outstanding. The assets of the portfolio are valued on the basis of amortized cost.

     BUY AND SELL PRICES. When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

     EXECUTION OF REQUESTS. The fund is open on those days when the Federal Reserve System is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

     At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

     In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days, as allowed by federal securities laws.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

     SALES IN ADVANCE OF PURCHASE PAYMENTS. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to fifteen business days after the purchase.

                           OTHER SHAREHOLDER SERVICES

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS:

     The fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the fund.

     DISTRIBUTOR:

     Shares of the funds are sold in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.

                                 MORE ABOUT RISK

     The fund's risk profile is largely defined by the fund's principal securities and investment practices. You may find the most concise description of the fund's risk profile in "Main Risk Factors."

     The fund is permitted to use - within limits established by the trustees - certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the portfolio utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The fund follows certain policies that may reduce these risks.

     As with any mutual fund, there is no guarantee that the fund will earn income or show a positive total return over any period of time - days, months or years.

INVESTMENT PRACTICES AND RELATED RISKS

     BORROWING. A loan of money from a bank or other financial institution undertaken by the portfolio. The portfolio may borrow up to 5% of its assets. LEVERAGE AND CREDIT RISKS.

         DEFENSIVE MEASURES. Shortening the average maturity of the portfolio's investments and/or investing only in the highest quality debt instruments. The adviser may invest 100% of its assets defensively if it believes market conditions warrant defensive measures. OPPORTUNITY RISK.

     SHORT-TERM TRADING. Selling a security soon after purchase. If the portfolio engages in short-term trading, it will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from the fund, you will be taxed at ordinary tax rates. There is no limitation on the portfolio's ability to engage in short-term trading. MARKET RISK.

SECURITIES AND RELATED RISKS

     INVESTMENT GRADE BONDS. Bonds rated BBB (Standard & Poor's) or Baa (Moody's) or above. INTEREST RATE, PREPAYMENT, MARKET AND CREDIT RISKS.

     ILLIQUID AND RESTRICTED SECURITIES. Securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities. The portfolio is permitted to invest 10% of its assets in illiquid and restricted securities. MARKET, LIQUIDITY AND TRANSACTION RISKS.

     REPURCHASE AGREEMENTS. The purchase of a security that must later be sold back to the issuer at the same price plus interest. The portfolio may invest up to 100% of its assets in repurchase agreements. CREDIT RISK.

                                  RISK GLOSSARY

     CREDIT RISK means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

     INTEREST RATE RISK is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

     LEVERAGE RISK occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract.

     LIQUIDITY RISK occurs when investments cannot be sold readily. The portfolio may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

     MARKET RISK exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

     OPPORTUNITY RISK means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

     PREPAYMENT RISK is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

     TRANSACTION RISK means that the fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

          The SAI provides more detailed information about the fund. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS

          These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the fund's performance during their last fiscal year.

          The SAI, the reports and other information about the fund may be viewed on the Commission's Internet website at HTTP://WWW.SEC.GOV and copies of this information may be obtained (upon payment of a copying fee) by writing the public reference section of the Commission, Washington, D.C. 20549-6009 (telephone 1-800-SEC-0330).

          To request a free copy of the current annual/semi-annual report or SAI, request other information about the fund, or make shareholder inquiries, please write, call or E-mail us at:

                           The Flex-Partners
                           6000 Memorial Drive
                           Dublin, OH  43017
                           Telephone:  1-800-325-3539 or 614-760-2159
                           WWW.FLEXPARTNERS.COM



                                   Investment Company Act File No. 811-6720

                       THE FLEX-PARTNERS CORE EQUITY FUND
                       CROSS REFERENCE SHEET TO FORM N-1A

PART B.

ITEM NO.          STATEMENT OF ADDITIONAL INFORMATION

10(a)             Front Cover Page
10(b)             Table of Contents

11                Description of the Trust

12(a)             Description of the Trust
12(b)(c)(d)(e)    Investment Policies and Limitations

13(a)             Description of the Trust
                  Trustees and Officers
13(b)(c)(d)       Trustees and Officers
13(e)             The Distributor

14(a)(b)          Principal Holders of Outstanding Shares
14(c)             Not applicable

15(a)             Investment Adviser and Manager
                  Investment Subadviser
                  Investment Sub-subadvisers
15(b)             The Distributor
15(c)             Investment Adviser and Manager
                  Investment Subadviser
                  Investment Sub-subadvisers
15(d)             Contracts with Companies Affiliated with Manager
15(e)             Not applicable
15(f)(g)          The Distributor
15(h)             Contracts with Companies Affiliated with Manager
                  Additional Information

16(a)(b)(c)(d)    Portfolio Transactions
16(e)             Not applicable

17(a)             Description of the Trust
17(b)             Not applicable

18(a)             Additional Purchase and Redemption Information
                  Flex-Partners Retirement Plans
18(b)             Not applicable
18(c)             Valuation of Portfolio Securities
18(d)             Description of the Trust

19                Distributions and Taxes

20(a)(b)          The Distributor
20(c)             Not applicable

21(a)             Not applicable
21(b)             Performance

22                Financial Statements

                                CORE EQUITY FUND
                        A FUND OF THE FLEX-PARTNERS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 1999

This Statement is not a prospectus but should be read in conjunction with The Flex-Partners' current Prospectus (dated April 30, 1999). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


The Fund offers two classes of shares which may be purchased at the next determined net asset value per share plus a sales charge which at the election of the investor may be imposed (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class C shares). These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

Each Class A and Class C share represents an identical legal interest in the investment portfolio of the Fund and has the same rights except that the Class C shares bear the higher expenses of a distribution plan for such class which will cause the Class C shares to have a higher expense ratio and to pay lower dividends than the Class A shares. Each class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of Class A and Class C shares are identical the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different exchange privileges.

          TABLE OF CONTENTS                                    PAGE


          Decription of the Trust
          Investment Policies and Limitations
          Portfolio Transactions
          Valuation of Portfolio Securities
          Performance
          Additional Purchase and Redemption Information
          Distributions and Taxes
          Investment Adviser and Manager
          Investment Subadviser
          Investment Sub-subadvisers
          Trustees and Officers
          The Distributor
          Flex-Partners Retirement Plans
          Contracts With Companies Affiliated With Manager
          Additional Information
          Principal Holders of Outstanding Shares
          Financial Statements


INVESTMENT ADVISER                           INVESTMENT SUBADVISER
R. Meeder & Associates, Inc.                 Sector Capital Management, L.L.C.

DISTRIBUTOR                                  TRANSFER AGENT
Adviser Dealer Services, Inc.                Mutual Funds Service Co.

                            DESCRIPTION OF THE TRUST

     BACKGROUND. The Flex-Partners (the "Trust") was organized as a Massachusetts business trust on June 22, 1992. All of the Trust's constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has not retained an investment adviser for the Core Equity Fund because the Trust seeks to achieve the investment objectives of the Fund by investing the Fund's assets in its corresponding Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Core Equity Fund seeks to achieve its investment objectives by investing all of its assets in the Growth Stock Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     The Growth Stock Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the

Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to that Fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Policies and Limitations." For descriptions of the management and expenses of the Portfolios, see "Investment Adviser and Manager" and "Trustees and Officers."

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

     Each class of shares represents identical interests in the applicable Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class, (b) effect of the respective sales charges, if any, for each class, (c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class, (f) exchange privilege of each class and (g) any conversion feature applicable to a class.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.


                       INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT:

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets including the amount borrowed less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only from a bank. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (vii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (ix) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (x) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager, the Subadviser, or the Sector Advisers who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions." For the Portfolio's limitations on short sales, see the section entitled "Short Sales."

MONEY MARKET INSTRUMENTS When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     Repurchase Agreements - See "Repurchase Agreements" below.

     The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See "Repurchase Agreements" below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager, Subadviser and/or Sector Advisers determine the liquidity of the Portfolio's investments and, through reports from the Manager, Subadviser and/or Sector Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Manager, Subadviser and Sector Advisers may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager, Subadviser and/or Sector Advisers may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.


     HEDGING STRATEGIES. The Portfolio may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the fund's while the manager is making a change in the fund's investment position.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.


     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with options under normal conditions; or (b) purchase futures contracts if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts would exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-Partners. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.


     The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     WRITING CALL OPTIONS. Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if a Sector Adviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Portfolio currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

     When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

PORTFOLIO TURNOVER.


     Decisions to buy and sell securities are made by the Sector Advisers for the assets assigned to them, and by the Manager and Sector Capital for assets not assigned to a Sector Adviser. Currently, each portfolio representing an industry sector has one Sector Adviser. The Manager invests the Growth Stock Portfolio's liquidity reserves and the Manager or Sector Capital may invest the Growth Stock Portfolio's assets in financial futures contracts and related options. Each Sector Adviser makes decisions to buy or sell securities independently from other Sector Advisers. In addition, when a Sector Adviser's services are terminated and another retained, the new Sector Adviser may significantly restructure the Growth Stock Portfolio's assets assigned to it. These practices may increase the Growth Stock Portfolio's portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Growth Stock Portfolio may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Growth Stock Portfolio and its investors. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

     The Portfolio's portfolio turnover rate for the fiscal year ended December 31, 1998 was 80% (130% in 1997).

     Major changes in the portfolio have resulted in portfolio turnover rates of as much as 338%, which is greater than that of most other investment companies, including many which emphasize capital appreciation as a basic policy. The policies of the Growth Stock Portfolio may be expected to result in correspondingly heavier brokerage commissions and taxes, which ultimately must be borne by the Trust's shareholders.


                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Manager, Subadviser or Sector Advisers pursuant to authority contained in the investment advisory agreement, investment subadvisory agreement and investment sub-subadvisory agreements. The Manager, Subadviser and Sector Advisers are also responsible for the placement of transaction orders for accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager, Subadviser and Sector Advisers consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Manager, Subadviser or Sector Advisers or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager, Subadviser and Sector Advisers (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager, Subadviser and Sector Advisers' investment staffs based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Manager, Subadviser and Sector Advisers in rendering investment management services to the Portfolio or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager, Subadviser and Sector Advisers' clients may be useful to the Manager, Subadviser and Sector Advisers in carrying out their obligations to the Portfolio. The receipt of such research is not expected to reduce the Manager, Subadviser and Sector Advisers' normal independent research activities; however, it enables the Manager, Subadviser and Sector Advisers to avoid the additional expenses that could be incurred if the Manager, Subadviser and Sector Advisers tried to develop comparable information through their own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Manager, Subadviser and/or Sector Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager, Subadviser and/or Sector Advisers' overall responsibilities to the Portfolio and their other clients. In reaching this determination, the Manager, Subadviser and/or Sector Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Manager, Subadviser and Sector Advisers are authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Flex-Partners funds to the extent permitted by law.

     The Manager, Subadviser and Sector Advisers may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager, Subadviser and Sector Advisers under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees of the Portfolio periodically review the Manager, Subadviser and Sector Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Portfolio Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. During the period from January 1, 1998 to December 31, 1998, the Growth Stock Portfolio paid total commissions of $78,411 ($100,888 in 1997; $5,137 in 1996) on the purchase and sale of securities, of which $8,025 in commissions were paid on the purchase and sale of futures and options contracts.



                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange
(NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.


     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual total return is determined separately for Class A and Class C shares. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.


     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P (1+T)n = ERV
          P = initial investment of $1,000
          T = average annual total return
          n = Number of years
          ERV = ending redeemable value at the end of the base period


CORE EQUITY FUND (CLASS A SHARES):

                                                Total Return
                           -------------------------------------------------
                                                             Since Inception
                                        One Year                (8/1/97)
                                      Period Ended            Period Ended
                                   DECEMBER 31, 1998        DECEMBER 31, 1998

Value of Account
  At end of Period                   $ 1,157.43              $  1,180.56

Value of Account
  At beginning of Period               1,000.00                 1,000.00
                                     ----------                 --------

Base Period Return                   $   157.43              $    180.56

Average Total Return                     15.75%                   12.44%

CORE EQUITY FUND (CLASS C SHARES):

                                                 Total Return
                           -------------------------------------------------
                                                           Since Inception
                                        One Year               (8/1/97)
                                      Period Ended           Period Ended
                                   DECEMBER 31, 1998       DECEMBER 31, 1998

Value of Account
  At end of Period                    $ 1,213.37              $ 1,236.71

Value of Account
  At beginning of Period                1,000.00                1,000.00
                                      ----------                --------

Base Period Return                    $   213.37              $   236.71

Average Total Return                      21.35%                  16.19%


The Total Return performance data in this hypothetical example represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deferred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings: New Year's Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of any mutual fund that is a series of The Flex-Partners (each a "Flex-Partners Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of Class A shares of the Fund may use the exchange privilege only to acquire Class A shares of a Flex-Partners Fund.

     Shareholders of the Fund may exchange their Class C shares for Class C shares of other Flex-Partners Funds. If Class C shares of the Fund are exchanged for Class C shares of other Flex-Partners Funds, no contingent deferred sales charge will be payable upon such exchange of Class C shares, but a contingent deferred sales charge will be payable upon the redemption of Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase rather than the date of the exchange.

     At any time after acquiring shares of other funds participating in the Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any contingent deferred sales charge. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any contingent deferred sales charge.

     Additional details about the exchange privilege and prospectuses for each of The Flex-Partners funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such Fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the Fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of another series of the Trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares - Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

          (a)  an individual;

          (b)  the individual's spouse, their children and their parents;

          (c)  the individual's Individual Retirement Account (IRA);

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

          (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Flex-Partners Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Net Asset Value is Determined" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Flex-Partners Retirement Plans."

     LETTERS OF INTENTION. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intention providing for the purchase, within a thirteen-month period, of Class A shares of the Fund and Class A shares of other Flex-Partners Funds. All Class A shares of the Fund and Class A shares of other Flex-Partners Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intention are not available to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     A Letter of Intention permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intention will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intention may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intention goal.

     The Letter of Intention does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intention goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intention should carefully read such Letter of Intention.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having Class A and Class C shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares - Class C Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. See "Shareholder Investment Account - Automatic Reinvestment of Dividends and/or Distributions" above. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES


     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The Core Equity Fund's dividends, if any, are declared payable on a quarterly basis. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     Dividends paid by the Core Equity Fund with respect to Class A shares and Class C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, resulting in lower dividends for Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for Class A shares and Class C shares.


     A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.


     If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Transfer Agent may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Transfer Agent with alternate instructions.

     TAX STATUS OF THE FUND. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of The Flex-Partners Trust for federal income tax purposes.

     The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     The Core Equity Fund qualified as a "regulated investment company" for each of the last two years.


     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Portfolio, has general oversight responsibility for the investment operations of the Portfolio. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Contract and the Manager is free to, and does, render management services to others.

     The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates, Sector Capital Management, L.L.C or any of the Sector Advisers; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Manager, Subadviser or Sector Advisers; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions, fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Portfolio's average net assets. The Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets upon effectiveness of the subadvisory arrangement, then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of the net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fees of 0.75% will be shared such that the Manager would receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee will be shared such that the Manager will receive 0.25% and the Subadviser 0.35%.



     For the year ending December 31, 1998, the Growth Stock Portfolio paid fees to the Manager totaling $435,886 ($317,772 in 1997; $258,239 in 1996).

     The Manager has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.75% of average daily net assets for Class A Shares and 2.00% of average daily net assets for Class C shares. The Manager may terminate this agreement after December 31, 1999.

     For the year ended December 31, 1998, the Manager reimbursed expenses totaling $33,064 in the Core Equity Fund.


     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MII conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent;

Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meeder and Wesley F. Hoag is an officer of the Trust and each Portfolio. Mr. Robert S. Meeder, Sr. is a director of the Distributor. Mr. Voelker is President and a director of the Distributor. Messrs. Donald F. Meeder and Craver are officers of the Distributor.

     The Manager and Subadviser may use their resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.


                              INVESTMENT SUBADVISER

     Sector Capital Management L.L.C. serves as the Portfolio's subadviser. The Subadviser is a Georgia limited liability company. William L. Gurner and John K. Donaldson control the Subadviser. Messrs. Gurner and Donaldson are Managers and Members of the Subadviser. The Subadviser's officers are as set forth as follows: William L. Gurner, President and Administrator; George S. Kirk, Director, Sales and Marketing; and Kenneth L. Riffle, Director, Client Relations. Mr. Gurner is a Trustee of the Trust; the Portfolio, The Flex-funds, mutual funds whose corresponding portfolios are also advised by the Manager; and such portfolios. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. The Portfolio and the Manager have entered into an Investment Subadvisory Agreement with the Subadviser which, in turn, has entered into a investment sub-subadvisory agreement with each of the Sector Advisers selected for the Portfolio. Under the Investment Subadvisory Agreement, the Subadviser is required to (i) supervise the general management and investment of the assets and securities portfolio of the Portfolio; (ii) provide overall investment programs and strategies for the Portfolio and (iii) select Sector Advisers for the Portfolio, except as otherwise provided, and allocate the Portfolio's assets among such Sector Advisers. The Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser an investment advisory fee in an amount described above under "Investment Adviser and Manager."

     The Subadviser may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

                           INVESTMENT SUB-SUBADVISERS

     Except as otherwise described above under "Investment Adviser and Manager" and "Investment Subadviser", the assets of the Portfolio are managed by asset managers (each a "Sector Manager" and collectively, the "Sector Managers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio. The Subadviser recommends, to the Trustees of the Portfolio, Sector Advisers for each industry sector based upon its continuing quantitative and qualitative evaluation of the Sector Advisers' skills in managing assets pursuant to specific investment styles and strategies. The Portfolio has received an exemptive order from the SEC permitting the Subadviser, subject to certain conditions, to enter into sub-subadvisory agreements with Sector Advisers approved by the Trustees of the Portfolio but without the requirement of investor approval. At a meeting held on December 20, 1996, the shareholders of the Portfolio approved the operation of the Portfolio in this manner. Pursuant to the terms of the exemptive order, the Subadviser is to be able, subject to the approval of the Trustees of the Portfolio, but without investor approval, to employ new Sector Advisers for the Portfolio. Although investor approval will not be required for the termination of sub-subadvisory agreements, investors of the Portfolio will continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.

     Except as otherwise provided above under "Investment Adviser and Manager" and "Investment Subadviser," the assets of the Portfolio are allocated by the Subadviser among the Sector Advisers selected for the Portfolio. Each Sector

Adviser has discretion, subject to oversight by the Trustees and the Subadviser, to purchase and sell portfolio assets, consistent with the Portfolio's investment objectives, policies and restrictions. For its services, the Subadviser receives a management fee from the Manager. A part of the fee paid to the Subadviser is used by the Subadviser to pay the advisory fees of the Sector Advisers. Each Sector Adviser is paid a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by the Subadvisor to the Sector Adviser at an annual rate equal to .25%.

     Investors should be aware that the Subadviser may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Sector Advisers. However, the Subadviser's decisions regarding the selection of Sector Advisers and specific amount of the compensation to be paid to Sector Advisers, are subject to review and approval by a majority of the Board of Trustees of the Growth Stock Portfolio.

     Although the Subadviser and the Sector Advisers' activities are subject to general oversight by the Board of Trustees and the officers of the Growth Stock Portfolio, neither the Board nor the officers evaluate the investment merits of any Sector Adviser's individual security selections. The Board of Trustees will review regularly the Growth Stock Portfolio's performance compared to the applicable indices and also will review the Growth Stock Portfolio's compliance with its investment objectives and policies.

     The Investment Sub-subadvisory Agreements provide that the Sector Advisers will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Sub-subadvisory Agreements provide that they will terminate automatically if assigned, and that they may be terminated without penalty to the Fund or the Portfolio by the Subadviser, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 15 days written notice. The Investment Sub-subadvisory Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Sub-subadvisory Agreements were approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the investors in the Portfolio.

     A Sector Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Portfolio or its affiliates. The investment Sub-subadvisory agreements among the Sector Advisers, the Portfolio and the Subadviser require fair and equitable treatment to the Portfolio in the selection of the Portfolio investments and the allocation of investment opportunities, but do not obligate the Sector Advisers to give the Portfolio exclusive or preferential treatment.

     Although the Sector Advisers make investment decisions for the Portfolio independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Portfolio and another client of a Sector Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s). In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Portfolio is concerned. However, the Trustees of the Portfolio believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of the Portfolio.

     Listed below are the Sector Advisers selected by the Subadviser to invest certain of the Portfolio's assets:


     MILLER/HOWARD INVESTMENTS, INC. serves as sector adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1998, Miller/Howard managed approximately $165 million in assets. Lowell G. Miller, President and Secretary of Miller/Howard, controls Miller\Howard through stock ownership. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and The Flex-Partners' Utility Growth Fund. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as sector adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser that has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1998, Hallmark managed approximately $180 million in assets. Peter S. Hagerman, Chairman of the Board, President, and Chief Executive Officer; Katherine A. Swieralski, Senior Vice President, Treasurer, Chief Financial and Administrative Officer; and Jeffrey P. Braff each owns more than 10% of the outstanding voting securities of Hallmark, as would Thomas S. Moore, Senior Vice President and Chief Investment Officer, if his options were exercised. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as sector adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser that has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1998, Barrow managed approximately $36.3 billion in assets. Barrow is a wholly owned subsidiary of United Asset Management. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. Mr. Mewhinney has been associated with Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as sector adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser that has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of December 31, 1998, The Mitchell Group managed approximately $269 million in assets. Rodney Mitchell, President, Chief Executive Officer, and Chief Financial Officer of The Mitchell Group, owns more than 10% of the outstanding voting securities of The Mitchell Group. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as sector adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser that has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1998, Ashland managed approximately $1.5 billion in assets. Charles C. Hickox, Chairman of the Board and Chief Executive Officer, and Parry v.S. Jones, President and Chief Operating Officer, each owns more than 10% of the outstanding voting securities of Ashland. Terence J. McLaughlin, Managing Director of Ashland, and Deborah C. Ohl, a Portfolio Manager, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1984. Ms. Ohl has been employed by Ashland since August 1992 and has served as a Portfolio Manager for Ashland since 1993. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     DELTA CAPITAL MANAGEMENT INC. serves as sector adviser to the finance sector of the Portfolio. Delta Capital is a registered investment adviser that has been providing investment services to individuals, endowments, corporations and other institutions since 1992. As of December 31, 1998, Delta Capital managed approximately $700 million in assets. Delta Capital is controlled by Francis L. Fraenkel, Chairman of Delta Capital. Jonathan Kay is the portfolio manager primarily responsible for the day-to-day management of those assets of the Portfolio allocated to Delta Capital. Mr. Kay has been associated with Delta Capital since April 1998. From 1993 to March 1998, Mr. Kay was a portfolio manager for Scudder Kemper Investments, Inc., a registered investment adviser. Delta Capital's principal executive offices are located at 745 Fifth Avenue, Suite 816, New York, New York 10151.

     DRESDNER RCM GLOBAL INVESTORS LLC (formerly RCM Capital Management, L.L.C.) serves as sector adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies. Dresdner RCM was established in April 1996 as the successor to the business and operations of RCM Capital Management, a California Limited Partnership that, with its predecessors, has been in operation since 1970. As of December 31, 1998, Dresdner RCM managed approximately $34 billion in assets. Walter C. Price and Huachen Chen, each Managing Directors of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as sector adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1998 totaling approximately $286.7 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The general partner of Alliance, Alliance Capital Management Corporation, is an indirect subsidiary of, and is controlled by, AXA, a French insurance holding company. Alliance Capital conducts no other business. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has sixteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.


                              TRUSTEES AND OFFICERS

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each

Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, the Manager, the Subadviser or the Sector Advisers are indicated by an asterisk (*).


NAME, ADDRESS AND AGE         POSITION HELD        PRINCIPAL OCCUPATION


ROBERT S. MEEDER, SR.*+, 70   Trustee/President    Chairman of R. Meeder &
                                                   Associates, Inc., an
                                                   investment adviser; Chairman
                                                   and Director of Mutual Funds
                                                   Service Co., the Fund's
                                                   transfer agent; Director of
                                                   Adviser Dealer Services,
                                                   Inc., the Fund's distributor.

MILTON S. BARTHOLOMEW, 70     Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                        practicing attorney in
Worthington, OH  43235                             Columbus, Ohio; member of
                                                   each Fund's Audit Committee.

ROGER D. BLACKWELL, 58        Trustee              Professor of Marketing and
Blackwell Associates, Inc.                         Consumer Behavior, The Ohio
3380 Tremont Road                                  State University; President
Columbus, OH  43221                                of Blackwell Associates,
                                                   Inc., a strategic consulting
                                                   firm.

ROBERT S. MEEDER, JR.*, 38    Trustee and          President of R. Meeder &
                              Vice President       Associates, Inc.

WALTER L. OGLE, 60            Trustee              Executive Vice President of
400 Interstate North Parkway                       Aon Consulting, an employee
Suite 1630                                         benefits consulting group.
Atlanta, GA  30339

CHARLES A. DONABEDIAN, 56     Trustee              President, Winston Financial,
Winston Financial, Inc.                            Inc., which provides a
200 TechneCenter Drive                             variety of marketingand
Suite 200                                          consulting services to
Milford, OH  45150                                 investment management
                                                   companies; CEO, Winston
                                                   Advisors, Inc., an investment
                                                   adviser.

JAMES W. DIDION, 68           Trustee              Retired; formerly Executive
8781 Dunsinane Drive                               Vice President of Core
Dublin, OH  43017                                  Source, Inc., an employee
                                                   benefit and Workers'
                                                   Compensation administration
                                                   and consulting firm
                                                   (1991-1997).

JACK W. NICKLAUS II, 38       Trustee              Designer, Nicklaus Design,
11780 U.S. Highway #1                              a golf course design firm and
North Palm Beach, FL 33408                         division of Golden Bear
                                                   International, Inc.

PHILIP A. VOELKER*+, 45       Trustee and Vice     Senior Vice President and
                              President            Chief Investment Officer of
                                                   R. Meeder & Associates, Inc.;
                                                   President and a Director of
                                                   Adviser Dealer Services, Inc.

JAMES B. CRAVER*, 55          Assistant Secretary  Assistant Secretary and
42 Miller Hill Road                                Assistant Treasurer of
Box 811                                            Adviser Dealer Services,
Dover, MA  02030                                   Inc.; Practicing Attorney;
                                                   Special Counsel to
                                                   Flex-Partners, Flex-funds
                                                   and their Portfolios; Senior
                                                   Vice President of Signature
                                                   Financial Group, Inc.
                                                  (January 1991 to August 1995).

DONALD F. MEEDER*+, 60        Secretary/Treasurer  Vice President of R. Meeder &
                                                   Associates, Inc.; Secretary
                                                   of Mutual Funds Service Co.,
                                                   the Fund's transfer agent;
                                                   Secretary of Adviser Dealer
                                                   Services, Inc.

WESLEY F. HOAG*+, 42          Vice President       Vice President and General
                                                   Counsel of R. Meeder &
                                                   Associates, Inc. and Mutual
                                                   Funds Service Co. (since July
                                                   1993); Attorney, Porter,
                                                   Wright, Morris & Arthur, a
                                                   law firm (October 1984 to
                                                   June 1993).

RICHARD A. CLEMENS*+, 31      Assistant Treasurer  Manager/Financial Reporting,
                                                   Mutual Funds Service Co.
                                                   (since March 1997), the
                                                   Funds' transfer agent;
                                                   Manager, Financial
                                                   Administration, BISYS Fund
                                                   Services (May 1995 to
                                                   February 1997); Supervising
                                                   Senior Accountant, Ernst &
                                                   Young LLP (October 1990 to
                                                   May 1995)


* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.


     The following table shows the compensation paid by the Portfolio and the Fund Complex as a whole to the Trustees of the Portfolio and the Fund Complex during the fiscal year ended December 31, 1998.

                               COMPENSATION TABLE


                                       Pension or                 Total
                                       Retirement                 Compensation
                                       Benefits                   from
                        Aggregate      Accrued as  Estimated      Registrant and
                        Compensation   Part of     Annual         Fund Complex
TRUSTEE                 from the       Portfolio   Benefits Upon  Paid TO
                        PORTFOLIO(1)   EXPENSE     RETIREMENT     TRUSTEE(1)(2)
                        -----------    -------     -------------  -----------

Robert S. Meeder, Sr.   None           None        None           None

Milton S. Bartholomew   $2,013         None        None           $13,525

Robert S. Meeder, Jr.   None           None        None           None

John M. Emery           $1,481         None        None           $ 9,867

Richard A. Farr         $1,457         None        None           $ 9,367

Russel G. Means         $1,207         None        None           $ 7,867

Walter L. Ogle          $2,059         None        None           $14,525

Philip A. Voelker       None           None        None           None

Roger A. Blackwell      $2,016         None        None           $13,525

Charles A. Donabedian   $1,791         None        None           $12,525

James Didion            None           None        None           None

Jack W. Nicklaus II     $1,050         None        None           $ 6,325

William L. Gurner       None           None        None           None

Lowell G. Miller        None           None        None           None

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 1998, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $1,071, Roger A. Blackwell - $2,016, Charles A. Donabedian - $1,791, and Jack W. Nicklaus II - $1,050.

2 The Fund Complex consists of 15 investment companies.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, including the Portfolio, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for each of The Flex-Partners and The Flex-funds Trusts, and the Portfolios are paid $500 for each Committee meeting attended. Trustees fees for the Portfolio totaled $15,042 for the year ended December 31, 1998 ($9,231 in 1997). All other officers and Trustees serve without compensation from the Trust.


     SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Portfolios, the Flex-Partners trust, the Manager, the Subadvisers or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the funds at net asset value.

                                 THE DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, acts as the distributor of the Class A shares and the Class C shares of the Fund. The Distributor is an affiliate of the Manager and a subsidiary of Muirfield Investors, Inc.

     Pursuant to separate plans of distribution (the Class A Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's Class A shares and Class C shares. See "Distribution Plans" in the Prospectus.

     CLASS A SHARES. Class A shares are sold at net asset value plus the applicable sales charge as shown in the table below. Class A shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, Class A shares bear an asset based service fee of 0.25% per year. The sales charge on Class A shares is allocated between the investment dealer and Adviser Dealer Services, Inc. as shown below:

                           AS A PERCENTAGE    AS A PERCENTAGE
                           OF OFFERING        OF NET ASSET
                           PRICE OF THE       VALUE OF THE       DEALER'S
                           SHARES             SHARES             SALES
AMOUNT INVESTED            PURCHASED          PURCHASED          CONCESSION
-------------------------------------------------------------------------------
Up to $50,000              5.75%                6.10%             5.25%
$50,001 to $100,000        5.00%                5.26%             4.50%
$100,001 to $249,999       3.75%                3.90%             3.25%
$250,000 to $499,999       2.50%                2.56%             2.00%
$500,000 to $999,999       2.00%                2.04%             1.60%
$1,000,000 or more         none                 none              none

     CLASS C SHARES. Class C shares are sold at net asset value without an initial sales charge. There is a 1.50% contingent deferred sales charge (CDSC) on any Class C shares redeemed within 18 months of purchase. There is a 0.75% CDSC on any Class C shares redeemed after 18 months of purchase and before 24 months of purchase. The CDSC for Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares acquired by reinvesting dividends.

     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose, have adopted a plan of distribution for each of the Class A shares and the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy Shares" in the Prospectus.

     The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the relevant class of outstanding shares of the Fund. Neither Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of Class A and Class C, as applicable, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under either the Class A or Class C Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A and Class C shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     The table below states the amounts paid under the Fund distribution plan for the year ended December 31, 1998.

                   DISTRIBUTION PLAN EXPENSES PAID BY THE FUND

TYPE OF EXPENSE                                      AMOUNT PAID


Advertising                                          $     0
Printing and Mailing of Prospectuses                 $     0
Compensation to Underwriters                         $ 8,112
Compensation to Broker-Dealers                       $ 1,979
Compensation to Sales Personnel                      $     0
Interest, Carrying, or Other Financial Charges       $     0
                                                     ---------
Total                                                $10,091


     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the 1940 Act. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees.

     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 1998.

Name of            Net Underwriting  Compensation of
Principal          Discounts and     on Redemptions    Brokerage    Other
UNDERWRITER        COMMISSIONS       AND REPURCHASES   COMMISSIONS  COMPENSATION
-----------        -----------       ---------------   -----------  ------------
Adviser Dealer
Services, Inc.       $10,040           $5,715             $0           $0



                         FLEX-PARTNERS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution; penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $30,000 for 1998. If you are married and file a joint tax return, your AGI Threshold Level is $50,000 for 1998. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

      ($10,000* - EXCESS AGI )    Maximum Allowable    =  Deduction
       ---------------------   X      Deduction            Limit
             $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

   *For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.

     CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER


     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Muirfield Investors, Inc. and a sister company of R. Meeder & Associates, Inc., provides accounting, administrative, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

     Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.


     For the year ended December 31, 1998, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $47,268.



                             ADDITIONAL INFORMATION

     CUSTODIAN. Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the Trust's independent auditors. The auditors audit financial statements for the Fund Complex and provide other assurance, tax, and related services.


                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of January 31, 1999, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:

Class            Name and Address               Number of              Percent
OF SHARES        OF OWNER                       SHARES                 OF CLASS
---------        ----------------               ----------             --------

Core Equity      *Bellewood Children's Fund, Inc. 249,198.12(1)(2)      63.3%
Fund Class A     c/o Greg Mathews
                 11103 Park Road
                 Anchorage, KY 40223-2424

                 Morgan Keegan & Co. Inc.          57,136.36(1)         14.5%
                 50 North Front Street
                 Memphis, TN 38103

Core Equity      Morgan Keegan & Co. Inc.          29,257.05(1)         17.0%
Fund Class C     50 North Front Street
                 Memphis, TN 38103

                 David E. Caywood, TTEE            15,038.77(1)(2)       8.7%
                 David E. Caywood Pension Plan
                 100 N. Main Building, Suite 2400
                 Memphis, TN 38103

                 Magnolia Provision Corp. PSP       9,580.54(1)(2)       5.5%
                 115 East Jackson Avenue
                 Knoxville, TN 37915

(1) Indicates owner of record.
(2) Indicates beneficial owner.

* Indicates control person. Control means beneficial ownership of more than 25% of the shares of the Fund. Because of this control, a control person could prevent a change in the investment adviser or subadviser of the Portfolio that is favored by other shareholders. A control person could also cause a change in the investment adviser or subadviser of the Portfolio that is opposed by other shareholders.

     To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.


                              FINANCIAL STATEMENTS

     Financial statements for Core Equity Fund and Growth Stock Portfolio are presented on the following pages.

                      THE FLEX-PARTNERS UTILITY GROWTH FUND
                       CROSS REFERENCE SHEET TO FORM N-1A

PART B.

ITEM NO.          STATEMENT OF ADDITIONAL INFORMATION

10(a)             Front Cover Page
10(b)             Table of Contents

11                Description of the Trust

12(a)             Description of the Trust
12(b)(c)(d)(e)    Investment Policies and Limitations

13(a)             Description of the Trust
                  Trustees and Officers
13(b)(c)(d)       Trustees and Officers
13(e)             The Distributor

14(a)             Not applicable
14(b)             Principal Holders of Outstanding Shares
14(c)             Trustees and Officers

15(a)             Investment Adviser and Manager
                  Investment Subadviser
15(b)             The Distributor
15(c)             Investment Adviser and Manager
                  Investment Subadviser
15(d)             Contracts With Companies Affiliated With the Manager
15(e)             Not applicable
15(f)(g)          The Distributor
15(h)             Contracts with Companies Affiliated With the Manager
                  Additional Information

16(a)(b)(c)(d)    Portfolio Transactions
16(e)             Not applicable

17(a)             Description of the Trust
17(b)             Not applicable

18(a)             Additional Purchase and Redemption Information
                  Flex-Partners Retirement Plans
18(b)             Not applicable
18(c)             Valuation of Portfolio Securities
18(d)             Description of the Trust

19                Distributions and Taxes

20(a)(b)(c)       The Distributor

21(a)             Not applicable
21(b)             Performance

22                Financial Statements

                               UTILITY GROWTH FUND
                        A FUND OF THE FLEX-PARTNERS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 1999

     This Statement is not a prospectus but should be read in conjunction with the Prospectus of The Flex-Partners (dated April 30, 1999). Please retain this document for future reference. A copy of the Prospectus may be obtained from The Flex-Partners, 6000 Memorial Drive, Dublin, Ohio 43017 or by calling 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


     The Fund offers two classes of shares which may be purchased at the next determined net asset value per share plus a sales charge which at the election of the investor may be imposed (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class C shares). These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

     Each share of Class A and Class C represents an identical legal interest in the investment portfolio of the Fund and has the same rights, except that the Class C shares bear the higher expenses of a distribution plan for such class which will cause the Class C shares to have a higher expense ratio and to pay lower dividends than the Class A shares. Each class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of Class A and Class C shares are identical, the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different exchange privileges and Class C shares purchased, or acquired through the reinvestment of dividends and distributions, on or before April 30, 1999 have a conversion feature.

          TABLE OF CONTENTS                                 PAGE


          Description of the Trust
          Investment Policies and Limitations
          Risk Considerations
          Portfolio Transactions
          Valuation of Portfolio Securities
          Performance
          Additional Purchase and Redemption Information
          Distributions and Taxes
          Investment Adviser and Manager
          Investment Subadviser
          Trustees and Officers
          The Distributor
          Flex-Partners Retirement Plans
          Contracts With Companies Affiliated With the Manager
          Additional Information
          Principal Holders of Outstanding Shares
          Financial Statements


INVESTMENT ADVISER                      INVESTMENT SUBADVISER
R. Meeder & Associates, Inc.            Miller/Howard Investments, Inc.

DISTRIBUTOR                             TRANSFER AGENT
Adviser Dealer Services, Inc.           Mutual Funds Service Co.

                             DESCRIPTION OF THE TRUST

     BACKGROUND. The Flex-Partners (the "Trust") was organized as a Massachusetts business trust on June 22, 1992. All of the Trust's constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has not retained an investment adviser for the Utility Growth Fund because the Trust seeks to achieve the investment objectives of the Fund by investing the Fund's assets in its corresponding Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Utility Growth Fund seeks to achieve its investment objectives by investing all of its assets in the Utilities Stock Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     The Utilities Stock Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to that Fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Policies and Limitations." For descriptions of the management and expenses of the Portfolios, see "Investment Adviser and Manager" and "Trustees and Officers."

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

     Each class of shares represents identical interests in the applicable Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class, (b) effect of the respective sales charges, if any, for each class, (c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class, (f) exchange privilege of each class and (g) any conversion feature applicable to a class.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.


                       INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities except as permitted under the Investment Company Act of 1940;

     (3) borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry except that the Portfolio, under normal circumstances, will invest more than 25% of its total assets in securities of public utility companies;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of debt securities or to repurchase agreements).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only (a) from a bank, or from a registered investment company for which the Manager serves as investment adviser if an applicable exemptive order has been granted or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Manager if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to lend assets other than securities to other parties except by (a) lending money (up to 5% of the Portfolio's net assets) to a registered investment company for which the Manager serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and in connection therewith assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases or debt securities or to repurchase agreements.)

     (vii) The Portfolio does not currently intend to purchase securities of other investment companies.

This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (viii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (ix) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (x) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (xi) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     (xii) The Portfolio does not currently intend to invest in electric utilities whose generation of power is derived from nuclear reactors.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 17. For the Portfolio's limitations on short sales, see the section entitled "Short Sales" on page 23.

     MONEY MARKET INSTRUMENTS. When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than A-2 by Standard & Poor's Corporation or Prime-2 by Moody's Investors Services Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities should the Portfolio desire to liquidate a position is limited to qualified dealers and institutions and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements -- See Repurchase Agreements below.

     The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value face amount or maturity value to meet larger than expected redemptions. Any of these risks if encountered could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

     AAA- Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations and in the majority of instances differ from AAA issues only in small degree. Here too prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but to some extent also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1 A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See Repurchase Agreements below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return, and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity. Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Portfolio's investments and through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Subadviser may consider various factors including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments and swap agreements to be illiquid. However, with respect to over-the-counter options, the Portfolio writes all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.


     The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Portfolio will require additional collateral. If the seller defaults or becomes insolvent and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

     REVERSE REPURCHASE AGREEMENTS In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain appropriate liquid assets in a segregated custodian account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Subadviser. Such transactions may increase fluctuations in the market value of the Portfolio's assets and may be viewed as a form of leverage.

     SECURITIES LENDING. The Portfolio may lend securities to parties such as broker-dealers or institutional investors.


     During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Portfolio may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Portfolio may lend up to 30% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.


     Securities lending allows the Portfolio to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if in the Subadviser s judgment the consideration to be earned from such loans would justify the risk.

     The Subadviser understands that it is the current view of the SEC Staff that the Portfolio may engage in loan transactions only under the following conditions: (1) the Portfolio must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Portfolio is authorized to invest. Investing this cash subjects that investment as well as the security loaned to market forces (i.e. capital appreciation or depreciation).


     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio's Custodian will maintain, in a segregated account of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.


     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Portfolio may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.


     HEDGING STRATEGIES. The Portfolio may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the fund's while the manager is making a change in the fund's investment position.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Portfolio will be able to realize this objective, and there are some risks in utilizing a hedging strategy.


     FOREIGN CURRENCY TRANSACTIONS. The Portfolio may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange.

     The Portfolio may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Portfolio.

     In connection with purchases and sales of securities denominated in foreign currencies, the Portfolio may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a settlement hedge or transaction hedge.

     The Subadviser expects to enter into settlement hedges in the normal course of managing the Portfolio's foreign investments. The Portfolio could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency even if the specific investments have not yet been selected by the Subadviser.

     The Portfolio may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Portfolio owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Portfolio could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges position hedges and proxy hedges.

     Successful use of forward currency contracts will depend on the Subadviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Portfolio by selling that currency in exchange for dollars, the Portfolio would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Portfolio could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Portfolio's exposure to a foreign currency and that currency's value declines, the Portfolio will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Portfolio or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Portfolio.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) sell futures contracts, purchase put options or write call options if, as a result, more than 50% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-Partners. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.


     The above limitations on the Portfolio's investments in futures contracts and options and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Portfolio exercises the option, it completes the sale of the underlying instrument at the strike price. The Portfolio may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.


     When the Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Portfolio will be required to make margin payments to an FCM as described above for futures contracts. The Portfolio may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.


     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.


     The Portfolio may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Portfolio is obligated under the option, it owns the underlying security or currency. The Portfolio will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Portfolio would be required to pay were the option exercised.

     COMBINED POSITIONS. The Portfolio may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Portfolio greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Portfolio may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Portfolio may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Portfolio against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Portfolio's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Portfolio's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if the Subadviser anticipates a decline in the price of the stock underlying a convertible security the Portfolio holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

     When the Portfolio enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

     SOCIAL INVESTMENT POLICY. The Fund offers investors the opportunity for capital appreciation, current income, and growth of income, in environmentally and socially preferable equity investment strategies. The Fund provides a unique opportunity to be involved in the equity market without being involved in many areas of the economy that may be objectionable to an investor. The Portfolio combines carefully selected and screened portfolios with positive social action on policy issues through proxy voting and shareholder advocacy.

     STOCK SELECTION PROCESS. The Subadviser makes use of third party research from sources such as Investor Responsibility Resource Center (IRRC), the Council on Economic Priorities (CEP), Franklin Research and Development Corp., Kinder, Lyndenberg, and Domini, Value Line, and the internet to develop an overall social profile and screen companies that meet its financial criteria, paying particular attention to the following:

EXCLUSIONARY SCREENS

     TOBACCO/ALCOHOL/GAMBLING/FIREARMS. The Portfolio is free from companies with primary or subsidiary businesses involved in the alcohol, tobacco, gambling and firearms industries.

     WEAPONS/MILITARISM. None of the companies in the Portfolio has a primary involvement in the defense industry, and companies with greater than three percent dependence on revenues from weapons production will be screened out.

     NUCLEAR POWER. The Portfolio will not invest in any company involved in nuclear power production. If a company merges with, acquires or is acquired by a company that is involved in nuclear power production, the Portfolio will divest.

     ANIMAL TESTING. The Portfolio will not invest in any company involved in animal testing or animal usury.

     EQUAL EMPLOYMENT OPPORTUNITY/LABOR ISSUES. The Portfolio is committed to promoting workplace diversity (see section on proxy voting/shareholder activism). If a company has unremediated or egregious problems in the area of Equal Employment Opportunity (such as discrimination or harassment), Workplace Safety (such as OSHA safety violations), or Union/Labor Issues (such as WARN act violations), the fund will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     THE ENVIRONMENT. Excluding companies involved in nuclear power generation is not the only positive environmental feature of the Fund.

     The investment portfolio typically invests across all the essential service areas: telephone, electric, water, and natural gas. Consideration is given to natural gas not only because it's an environmentally preferable alternative fuel, but because the industry shows tremendous potential as an area of growth. In addition, the Portfolio seeks to invest in companies involved in energy production from renewable and alternative resources, whenever such investments are in keeping with the financial objectives and liquidity concerns of the strategy.

     The Portfolio seeks to exclude companies that have a history of environmental negligence or a pattern of violation of environmental regulations. If a company has unremediated or egregious problems in the area of environmental performance, the Subadviser will either divest or participate in shareholder action in an attempt to work with the company to address the issues.

     INTERNATIONAL LABOR ISSUES. Sweatshop operations and slave labor are other potential areas of concern. If these issues exist at companies the Portfolio invests in, the Subadviser will work to open dialogue in an attempt to encourage the company to adopt comprehensive supplier standards.

     In the case of companies with Maquiladora operations, the Subadviser will work to encourage the company to address any environmental problems or labor related issues, such as below subsistence wages or unsafe working conditions.

     SHAREHOLDER ADVOCACY/PROXY VOTING GUIDELINES. Socially responsible investing is a complex process involving education and choice. All companies have the potential to improve their performance in a number of areas that affect the environment and quality of life. Investors have an opportunity to engage corporate management in dialogue about issues that are of concern to them.

     Proxy voting is one of the best ways for an investor to communicate support or disagreement with management policy. The Subadviser votes proxies on a case by case basis, but will generally vote with management on most standard business issues such as the appointment of independent auditors and the election of board directors. In cases where a company's board lacks representation of women and minorities, the Subadviser will vote against the board and send a letter to management explaining their position and encourage diversity on the board.

     In addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders for inclusion on the ballot in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as workplace diversity, militarism, labor relations, and the environment. The primary goal of the resolution process is not a vote, but to engage the company in a dialogue on an issues. These resolutions are filed well in advance of the annual meeting, and if dialogue with the company is fruitful, the filers may withdraw the resolution before it even comes to a vote.

     The Subadviser is an associate member of the Interfaith Center on Corporate Responsibility (ICCR), and makes use of information from ICCR as well as research from Investor Responsibility Resource Center (IRRC) to keep track of resolutions as they are filed. When a resolution is filed on an issue of concern for the Portfolio, a letter is sent to the company echoing the concern of the filers and encouraging the company to enter a dialogue on the subject. In addition, the Subadviser co-files resolutions on issues such as the implementation of the Coalition for Environmentally Responsible Economies (CERES) principles (1997: Enron Corporation, U.S. West, Inc.) and foreign military sales reporting (1997: GTE Corporation).

     The Subadviser will likely support and vote for resolutions such as those requesting reports on workplace diversity, the implementation of the CERES principles, reports on foreign military sales, implementation of the MacBride principles, shareholder approval of golden parachute plans and other social and environmental issues. When a vote on such a resolution is made, a position letter is sent to management, in an effort to re-enforce the importance of the issues, and to urge a greater level of management awareness.


     PORTFOLIO TURNOVER. The portfolio turnover rate for 1998 was 51% (41% in 1997). The Subadviser expects the annual portfolio turnover rate will be 60% or less. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less.

     Because the Subadviser may employ flexible defensive investment strategies when market trends are not considered favorable, the Subadviser may occasionally change the entire portfolio in the Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio.

                               RISK CONSIDERATIONS

     By itself, the Utilities Stock Portfolio does not constitute a balanced investment plan. Changes in interest rates may affect the value of the Utilities Stock Portfolio's investments, and rising interest rates can be expected to reduce the Utilities Stock Portfolio's net asset value. The Utility Growth Fund's share price and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

     Because the Utilities Stock Portfolio concentrates its investments in public utility companies, its performance will depend in large part on conditions in the public utility industries. Utility stocks have traditionally been popular among more conservative stock market investors because they have generally paid above average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as factors specific to public utility companies.

     Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole.

     In seeking its investment objectives, the Utilities Stock Portfolio may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Utilities Stock Portfolio.

     The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of portfolios or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment.

     The Subadviser intends to manage the Utilities Stock Portfolio actively in pursuit of its investment objective. The Utilities Stock Portfolio does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.


                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm- the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Subadviser in rendering investment management services to the Portfolio or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the Subadviser in carrying out its obligations to the Portfolio. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Subadviser`s overall responsibilities to the Portfolio and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Subadviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-Partners' funds or Flex-funds' funds to the extent permitted by law.



     The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio's or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers. For the year ended December 31, 1998, directed brokerage payments of $2,246 were made to reduce expenses of the Portfolio ($3,934 in 1997; $3,377 in 1996).

     The Trustees of the Portfolio periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     The Portfolio may effect transactions in its portfolio securities on securities exchanges on a non-exclusive basis through Adviser Dealer Services, Inc. (the "Distributor") in its capacity as a broker-dealer.



     During the year ended December 31, 1998, the Utilities Stock Portfolio paid total commissions of $31,922 ($15,202 in 1997; $13,594 in 1996) on the purchase and sale of portfolio securities.

                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed income securities are valued primarily by a pricing service that uses direct exchange quotes and a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.


     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual total return is determined separately for Class A and Class C shares. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

     While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Utilities Stock Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager may have voluntarily agreed to waive portions of its fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers and reimbursements are in effect.


     Below are examples of the total return calculation for Utility Growth Fund (Class A shares and Class C shares) assuming a hypothetical investment of $1,000 at the beginning of each period.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

               P(1+T)n = ERV
               P = initial investment of $1,000
               T = average annual total return
               n = Number of years
               ERV = ending redeemable value at the end of the base period

UTILITY GROWTH FUND (CLASS A SHARES):


                                            TOTAL RETURN

                                                            Since Inception
                                       1 Year               (July 11, 1995)
                                    Period Ended            Period Ended
                                   DECEMBER 31, 1998       DECEMBER 31, 1998

Value of Account
         At end of Period           $ 1,021.13                 $1,699.81

Value of Account
         At beginning of Period       1,000.00                  1,000.00
                                    ----------                 ---------

Base Period Return                  $    21.13                 $  699.81

Total Return                             2.11%                    16.50%


UTILITY GROWTH FUND (CLASS C SHARES):

                                            TOTAL RETURN

                                                             Since Inception
                                       1 Year                (July 11, 1995)
                                     Period Ended             Period Ended
                                  DECEMBER 31, 1998         DECEMBER 31, 1998

Value of Account
         At end of Period           $ 1,065.71                 $1,793.68

Value of Account
         At beginning of Period       1,000.00                  1,000.00
                                    ----------                 ---------

Base Period Return                  $    65.71                 $  793.68

Total Return                             6.58%                    18.31%


     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns yields and other performance information may be quoted numerically, or in a table graph, or similar illustration.

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service Located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings: New Year's Day, Martin Luther King Day (observed), Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the

Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. All redemptions in kind will be of readily marketable securities.

     Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of any mutual fund that is a series of The Flex-Partners (each a "Flex-Partners Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of Class A shares of the Fund may use the exchange privilege only to acquire Class A shares of a Flex-Partners Fund.

     Shareholders of the Fund may exchange their Class C shares for Class C shares of other Flex-Partners Funds. If Class C shares of the Fund are exchanged for Class C shares of other Flex-Partners Funds, no contingent deferred sales charge will be payable upon such exchange of Class C shares, but a contingent deferred sales charge will be payable upon the redemption of Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase rather than the date of the exchange. At any time after acquiring shares of other funds participating in the Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any contingent deferred sales charge. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any contingent deferred sales charge

     Additional details about the exchange privilege and prospectuses for each of the Flex-Partners Funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. The 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares - Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

          (a)  an individual;

          (b)  the individual's spouse, their children and their parents;

          (c)  the individual's Individual Retirement Account (IRA);

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

          (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Flex-Partners Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Transaction Policies" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Flex-Partners Retirement Plans."

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund and Class A shares of other Flex-Partners Funds. All Class A shares of the Fund and Class A shares of other Flex-Partners Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     A Letter of Intent permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having Class A and Class C shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares - Class C Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES


     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The Utility Growth Fund's dividends, if any, are distributed at the end of the month and declared payable to shareholders on the last business day of the month to shareholders of record as of the previous business day. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     Dividends paid by the Utility Growth Fund with respect to Class A shares and Class C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, resulting in lower dividends for Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for Class A shares and Class C shares.


     A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.


     If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Subadviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Subadviser with alternate instructions.

     FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of the Portfolio's total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

     TAX STATUS OF THE FUND. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of The Flex-Partners Trust for federal income tax purposes.

     The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     The Utility Growth Fund qualified as a "regulated investment company" for each of the last four fiscal years.

     If the Portfolio purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolio with respect to deferred taxes arising from such distributions or gains.


     At December 31, 1998, the Utility Growth Fund had unused capital loss carryforwards of $7,287 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires 2006.


     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar Bank, N.A., the Portfolio's custodian, and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement, and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates or Miller/Howard Investments, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Adviser or Subadviser; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.

     The Manager has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.75% of average daily net assets for Class A Shares and 2.25% of average daily net assets for Class C shares. The Manager may terminate this agreement after December 31, 1999.

     For the year ended December 31, 1998, the Utilities Stock Portfolio paid total fees to the Manager of $126,301 ($88,486 in 1997; $65,190 in 1996).

     For the year ended December 31, 1998, the Manager reimbursed expenses totaling $52,712 in the Utility Growth Fund.


     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MII conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meeder and Wesley F. Hoag is an officer of the Trust and each Portfolio. Mr. Robert S. Meeder, Sr. is a director of the Distributor. Mr. Voelker is President and a director of the Distributor. Messrs. Donald F. Meeder and Craver are officers of the Distributor.

     The Manager and Subadviser may use their resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.

                              INVESTMENT SUBADVISER

     Miller/Howard Investments, Inc., 141 Upper Byrdcliffe, Woodstock, New York 12498, serves as the Portfolio's Subadviser. Lowell G. Miller controls the Subadviser through the ownership of voting common stock. Lowell G. Miller is a Trustee of the Trust and the Portfolio. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. In connection therewith, the Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Portfolio, pays the Subadviser a fee, computed daily and payable monthly, computed at the rate of .00% of the first $10 million; .40% of the next $50 million; .30% of the next $40 million and .25% in excess of $100 million of the Portfolio's average net assets.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Manager without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days' written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.

                              TRUSTEES AND OFFICERS

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

NAME, ADDRESS AND AGE         POSITION HELD        PRINCIPAL OCCUPATION


ROBERT S. MEEDER, SR.*+, 70   Trustee/President    Chairman of R. Meeder &
                                                   Associates, Inc., an
                                                   investment adviser; Chairman
                                                   and Director of Mutual Funds
                                                   Service Co., the Fund's
                                                   transfer agent; Director of
                                                   Adviser Dealer Services,
                                                   Inc., the Fund's distributor.

MILTON S. BARTHOLOMEW, 70     Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                        practicing attorney in
Worthington, OH  43235                             Columbus, Ohio; member of
                                                   each Fund's Audit Committee.

ROGER D. BLACKWELL, 58        Trustee              Professor of Marketing and
Blackwell Associates, Inc.                         Consumer Behavior, The Ohio
3380 Tremont Road                                  State University; President
Columbus, OH  43221                                of Blackwell Associates,
                                                   Inc., a strategic consulting
                                                   firm.

ROBERT S. MEEDER, JR.*, 38    Trustee and          President of R. Meeder &
                              Vice President       Associates, Inc.

WALTER L. OGLE, 60            Trustee              Executive Vice President of
400 Interstate North Parkway                       Aon Consulting, an employee
Suite 1630                                         benefits consulting group.
Atlanta, GA  30339

CHARLES A. DONABEDIAN, 56     Trustee              President, Winston Financial,
Winston Financial, Inc.                            Inc., which provides a
200 TechneCenter Drive                             variety of marketingand
Suite 200                                          consulting services to
Milford, OH  45150                                 investment management
                                                   companies; CEO, Winston
                                                   Advisors, Inc., an investment
                                                   adviser.

JAMES W. DIDION, 68           Trustee              Retired; formerly Executive
8781 Dunsinane Drive                               Vice President of Core
Dublin, OH  43017                                  Source, Inc., an employee
                                                   benefit and Workers'
                                                   Compensation administration
                                                   and consulting firm
                                                   (1991-1997).

JACK W. NICKLAUS II, 38       Trustee              Designer, Nicklaus Design,
11780 U.S. Highway #1                              a golf course design firm and
North Palm Beach, FL 33408                         division of Golden Bear
                                                   International, Inc.

PHILIP A. VOELKER*+, 45       Trustee and Vice     Senior Vice President and
                              President            Chief Investment Officer of
                                                   R. Meeder & Associates, Inc.;
                                                   President and a Director of
                                                   Adviser Dealer Services, Inc.

JAMES B. CRAVER*, 55          Assistant Secretary  Assistant Secretary and
42 Miller Hill Road                                Assistant Treasurer of
Box 811                                            Adviser Dealer Services,
Dover, MA  02030                                   Inc.; Practicing Attorney;
                                                   Special Counsel to
                                                   Flex-Partners, Flex-funds
                                                   and their Portfolios; Senior
                                                   Vice President of Signature
                                                   Financial Group, Inc.
                                                  (January 1991 to August 1995).

DONALD F. MEEDER*+, 60        Secretary/Treasurer  Vice President of R. Meeder &
                                                   Associates, Inc.; Secretary
                                                   of Mutual Funds Service Co.,
                                                   the Fund's transfer agent;
                                                   Secretary of Adviser Dealer
                                                   Services, Inc.

WESLEY F. HOAG*+, 42          Vice President       Vice President and General
                                                   Counsel of R. Meeder &
                                                   Associates, Inc. and Mutual
                                                   Funds Service Co. (since July
                                                   1993); Attorney, Porter,
                                                   Wright, Morris & Arthur, a
                                                   law firm (October 1984 to
                                                   June 1993).

RICHARD A. CLEMENS*+, 31      Assistant Treasurer  Manager/Financial Reporting,
                                                   Mutual Funds Service Co.
                                                   (since March 1997), the
                                                   Funds' transfer agent;
                                                   Manager, Financial
                                                   Administration, BISYS Fund
                                                   Services (May 1995 to
                                                   February 1997); Supervising
                                                   Senior Accountant, Ernst &
                                                   Young LLP (October 1990 to
                                                   May 1995)


* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.


     The following table shows the compensation paid by the Portfolio and the Fund Complex as a whole to the Trustees of the Portfolio and the Fund Complex during the fiscal year ended December 31, 1998.

                               COMPENSATION TABLE


                                       Pension or                 Total
                                       Retirement                 Compensation
                                       Benefits                   from
                        Aggregate      Accrued as  Estimated      Registrant and
                        Compensation   Part of     Annual         Fund Complex
TRUSTEE                 from the       Portfolio   Benefits Upon  Paid TO
                        PORTFOLIO(1)   EXPENSE     RETIREMENT     TRUSTEE(1)(2)
                        -----------    -------     -------------  -----------

Robert S. Meeder, Sr.   None           None        None           None

Milton S. Bartholomew   $1,014         None        None           $13,525

Robert S. Meeder, Jr.   None           None        None           None

John M. Emery           $  757         None        None           $ 9,867

Richard A. Farr         $  750         None        None           $ 9,367

Russel G. Means         $  500         None        None           $ 7,867

Walter L. Ogle          $1,026         None        None           $14,525

Philip A. Voelker       None           None        None           None

Roger A. Blackwell      $1,014         None        None           $13,525

Charles A. Donabedian   $  772         None        None           $12,525

James Didion            None           None        None           None

Jack W. Nicklaus II     $  500         None        None           $ 6,325

William L. Gurner       None           None        None           None

Lowell G. Miller        None           None        None           None

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 1998, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $507, Roger A. Blackwell - $1,013, Charles A. Donabedian - $772, and Jack W. Nicklaus II - $500.

2 The Fund Complex consists of 15 investment companies.


     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, including the Portfolio, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for each of The Flex-Partners and The Flex-funds Trusts, and the Portfolios are paid $500 for each Committee meeting attended. Trustee fees for the Utilities Stock Portfolio totaled $7,332 for the year ended December 31, 1998 ($6,033 in 1997).


     All other officers and Trustees serve without compensation from the Trust.

     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.


     SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Portfolios, the Flex-Partners trust, the Manager, the Subadvisers or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the funds at net asset value.

                                 THE DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, acts as the distributor of the Class A shares and the Class C shares of the Fund.

     Pursuant to separate plans of distribution (the Class A Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's Class A shares and Class C shares. See "Distribution Plans" in the Prospectus.


     CLASS A SHARES. Class A shares are sold at net asset value plus the applicable sales charge as shown in the table below. Class A shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, Class A shares bear an asset based service fee of 0.25% per year. The sales charge on Class A shares is allocated between the investment dealer and Adviser Dealer Services, Inc. as shown below:

                           AS A PERCENTAGE    AS A PERCENTAGE
                           OF OFFERING        OF NET ASSET
                           PRICE OF THE       VALUE OF THE       DEALER'S
                           SHARES             SHARES             SALES
AMOUNT INVESTED            PURCHASED          PURCHASED          CONCESSION
-------------------------------------------------------------------------------
Up to $50,000              5.75%                6.10%             5.25%
$50,001 to $100,000        5.00%                5.26%             4.50%
$100,001 to $249,999       3.75%                3.90%             3.25%
$250,000 to $499,999       2.50%                2.56%             2.00%
$500,000 to $999,999       2.00%                2.04%             1.60%
$1,000,000 or more         none                 none              none

     CLASS C SHARES. Class C shares are sold at net asset value without an initial sales charge. There is a 1.50% contingent deferred sales charge (CDSC) on any Class C shares redeemed within 18 months of purchase. There is a 0.75% CDSC on any Class C shares redeemed after 18 months of purchase and before 24 months of purchase. The CDSC for Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares acquired by reinvesting dividends.

     On August 4, 1994, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. On August 4, 1994, the Board of Trustees, including the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Class C Plan, adopted a plan of distribution for the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy Shares" in the Prospectus.

     The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Fund. Neither Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of Class A and Class C, as applicable, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under either the Class A or Class C Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A and Class C shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     The table below states the amounts paid under the Fund distribution plan for the year ended December 31, 1998.

                   DISTRIBUTION PLAN EXPENSES PAID BY THE FUND


TYPE OF EXPENSE                                      AMOUNT PAID



Advertising                                          $     0
Printing and Mailing of Prospectuses                 $     0
Compensation to Underwriters                         $ 7,446
Compensation to Broker-Dealers                       $ 5,887
Compensation to Sales Personnel                      $     0
Interest, Carrying, or Other Financial Charges       $     0
                                                     ---------
Total                                                $13,333


     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the Investment Company Act of 1940. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, February 8, 1997. Total payments made by the Fund to the former distributors of the Fund, Roosevelt & Cross, Incorporated and Midwest Group Financial Services, Inc., for the year ended December 31, 1998 amounted to $119. Directed payments to parties with selling agreements amounted to $6,668 in 1998. The balance of the payments made to Roosevelt & Cross, Incorporated and Midwest Group Financial Services, Inc. were used to offset a portion of the initial commissions paid to securities dealers for the sale of Fund shares.

     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 1998.


Name of            Net Underwriting  Compensation of
Principal          Discounts and     on Redemptions    Brokerage    Other
UNDERWRITER        COMMISSIONS       AND REPURCHASES   COMMISSIONS  COMPENSATION
-----------        -----------       ---------------   -----------  ------------
Adviser Dealer
Services, Inc.       $10,040            $5,715            $0           $0



                         FLEX-PARTNERS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution; penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $30,000 for 1998. If you are married and file a joint tax return, your AGI Threshold Level is $50,000 for 1998. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

      ($10,000* - EXCESS AGI )    Maximum Allowable    =  Deduction
       ---------------------   X      Deduction            Limit
             $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

   *For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER


     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Muirfield Investors, Inc. and a sister company of R. Meeder & Associates, Inc., provides accounting, administrative, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

     Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.


     For the year ended December 31, 1998, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $27,148.



                             ADDITIONAL INFORMATION

     CUSTODIAN. Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the trust's independent auditors. The auditors audit financial statements for the Fund and provide other assurance, tax, and related services.


                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of January 31, 1999, the following persons owned 5% or more of a class of the Fund's outstanding shares of beneficial interest:

Class         Name and Address               Number of                Percent
OF SHARES     OF OWNER                       SHARES                   OF CLASS
---------     ----------------               ----------               --------

Class A       Donaldson Lufkin Jenrette      12,487.44(1)             15.4%
              Securities Corporation Inc.
              P. O. Box 2052
              Jersey City, NJ  07303-9998

              Bear Stearns Securities Corp.   7,488.75(1)              9.2%
              1 Metrotech Center North
              Brooklyn, NY 11201-3859

              First Trust Corp.               4,909.26(1)              6.0%
              P.O. Box 173301
              Denver, CO 80217-3301

              Laurie Cullig                   4,732.66(1)(2)           5.8%
              800 Illinois
              Lawrence, KS 66044

Class C       First Albany Corporation       69,097.56(1)             84.9%
              41 State Street
              Albany, NY 11797

              First Albany Corporation        8,279.29(2)             12.0%
              Timothy F. Murphy
              41 State Street
              Albany, NY  12207

              First Albany Corporation        6,486.57(2)              9.4%
              FBO James A. Hollerman
              IRA Rollover
              41 State Street
              Albany, NY  11777

              First Albany Corporation        5,699.40(2)              8.3%
              FBO Harold Z. Schwartz
              41 State Street
              Albany, NY  11766

              First Albany Corporation        4,267.13(2)              6.2%
              Betty Jane Sullivan
              41 State Street
              Albany, NY  12207

              First Albany Corporation        3,821.72(2)              5.6%
              Ashley Legal Advertising
              Corp.
              41 State Street
              Albany, NY  12207

(1) Indicates owner of record.
(2) Indicates beneficial owner.

     To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS

     Financial Statements for Utility Growth Fund and Utilities Stock Portfolio are presented on the following pages.

                                THE FLEX-PARTNERS
                         TACTICAL ASSET ALLOCATION FUND
                       CROSS REFERENCE SHEET TO FORM N-1A

PART B.

ITEM NO.          STATEMENT OF ADDITIONAL INFORMATION

10(a)             Front Cover Page
10(b)             Table of Contents

11                Description of the Trust

12(a)             Description of the Trust
12(b)(c)(d)(e)    Investment Policies and Related Matters

13(a)             Description of the Trust
                  Trustees and Officers
13(b)(c)(d)       Trustees and Officers
13(e)             The Distributor

14(a)
14(b)             Principal Holders of Outstanding Shares
14(c)             Trustees and Officers

15(a)             Investment Adviser and Manager
15(b)             The Distributor
15(c)             Not applicable
15(d)             Contracts with Companies Affiliated with the Manager
15(e)             Not applicable
15(f)(g)          The Distributor
15(h)             Contracts with Companies Affiliated with the Manager
                  Additional Information

16(a)(b)(c)(d)    Investment Policies and Related Matters
16(e)             Not applicable

17(a)             Investment Policies and Related Matters
17(b)             Not applicable

18(a)             Additional Purchase and Redemption Information
                  Flex-Partners Retirement Plans
18(b)             Not applicable
18(c)             Investment Policies and Related Matters
18(d)             Description of the Trust

19                Distributions and Taxes

20(a)(b)(c)       The Distributor

21(a)             Not applicable
21(b)             Calculation of Total Return

22                Financial Statements

                         TACTICAL ASSET ALLOCATION FUND


                        A FUND OF THE FLEX-PARTNERS TRUST
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1999

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Flex-Partners dated April 30, 1999. A copy of the Prospectus may be obtained from The Flex-Partners, 6000 Memorial Drive, Dublin, Ohio 43017, or by calling: 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


     The Fund offers two classes of shares which may be purchased at the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class C shares). These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances.

     Each share of Class A and Class C represents an identical legal interest in the investment portfolio of the Fund and has the same rights, except that the Class C shares bear the higher expenses of a distribution plan for such class which will cause the Class C shares to have a higher expense ratio and to pay lower dividends than the Class A shares. Each class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of Class A and Class C shares are identical, the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different exchange privileges.

                                TABLE OF CONTENTS
                                                                 PAGE


 Description of the Trust
 Investment Policies and Related Matters
          General
          The Mutual Fund Portfolio
          Risk Considerations
          Money Market Instruments and Bonds
          Ratings
          Hedging Strategies
          Investment Restrictions
          Portfolio Turnover
          Purchase and Sale of Portfolio Securities
          Valuation of Portfolio Securities
 Calculation of Total Return
 Additional Purchase and Redemption Information
 Distribution and Taxes
 Investment Adviser and Manager
 Officers and Trustees
 The Distributor
 Flex-Partners Retirement Plans
 Contracts with Companies Affiliated with the Manager
 Additional Information
 Principal Holders of Outstanding Shares
 Financial Statements



INVESTMENT ADVISER                                TRANSFER AGENT
R. Meeder & Associates, Inc.                      Mutual Funds Service Co.

DISTRIBUTOR
Adviser Dealer Services, Inc.

                            DESCRIPTION OF THE TRUST

     BACKGROUND. The Flex-Partners (the "Trust") was organized as a Massachusetts business trust on June 22, 1992. All of the Trust's constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has not retained an investment adviser for the Tactical Asset Allocation Fund because the Trust seeks to achieve the investment objectives of the Fund by investing the Fund's assets in its corresponding Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     INVESTMENT STRUCTURE. Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Tactical Asset Allocation Fund seeks to achieve its investment objectives by investing all of its assets in the Mutual Fund Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     The Mutual Fund Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the

Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to that Fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Policies and Limitations." For descriptions of the management and expenses of the Portfolios, see "Investment Adviser and Manager" and "Trustees and Officers."

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

     Each class of shares represents identical interests in the applicable Fund's investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to the: (a) designation of each class, (b) effect of the respective sales charges, if any, for each class, (c) distribution fees borne by each class, (d) expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class, (f) exchange privilege of each class and (g) any conversion feature applicable to a class.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the

Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.


                     INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

     As described above, the Trust seeks to achieve the investment objective of the Fund by investing all of its investable assets in the Mutual Fund Portfolio, the Fund's corresponding portfolio having the same investment objective, policies and restrictions as the Fund. Since the investment characteristics of the Fund correspond directly to those of its corresponding portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

     The investment policies set forth below in this section represent the Portfolio's policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees of the Portfolio without shareholder approval. (No such change would be made, however, without 30 days written notice to shareholders.)

     The Manager of the Portfolio places a high degree of importance on protecting portfolio values from severe market declines. Consequently, the Portfolio's assets may at times be invested for defensive purposes in bonds and money market instruments. (See "Money Market Instruments and Bonds" below.)

     Because the Manager intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio of the Portfolio. High transaction costs could result when compared with other funds.

THE MUTUAL FUND PORTFOLIO

     The Manager will select mutual funds for inclusion in the Portfolio on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Portfolio.

     Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments. The Portfolio will not invest in other funds of The Flex-Partners family of funds or The Flex-funds family of funds, the corresponding portfolios of which are also managed by the Manager.

     The Portfolio will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Portfolio may purchase "load" mutual funds only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Portfolio.


     The Manager utilizes an asset allocation system for deciding when to invest in mutual funds or alternatively in temporary investments such as are described below. The use of this system entails recurring changes from a fully invested position to a fully defensive position and vice-versa. (See "Additional Investment Policies" in the Trust's Prospectus.)


     Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The Portfolio may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of the Portfolio's assets at times when the Manager's selection process identifies the characteristics of a particular index to be more favorable than those of other mutual funds available for purchase. If, in the Manager's opinion, the Portfolio should have exposure to certain stock indices and the Portfolio can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Portfolio itself, it may invest up to 100% of its assets to do so.


     In purchasing shares of other mutual funds, the Portfolio will agree to vote the shares in the same proportion as the vote of all other holders of such shares.

     The Portfolio has adopted certain investment restrictions which cannot be changed except with the vote of a majority of the Portfolios outstanding interests. These restrictions are applicable to the Portfolio and are described elsewhere in this Statement of Additional Information. Investment restrictions for the Portfolio differ from the restrictions applicable to the portfolios in which other Flex-Partners' funds are invested, in that the Portfolio is permitted to purchase the shares of other investment companies (mutual funds); is permitted to invest more than 5% of its assets in the securities of any one investment company (mutual fund); and may invest more than 25% of its assets in any one industry.

     The Portfolio may only purchase up to 3% of the total outstanding securities of any underlying mutual fund. The holdings of any "affiliated persons" of the Trust and the Portfolio, as defined in the Investment Company Act, must be included in the computation of the 3% limitation. Accordingly, when "affiliated persons" hold shares of an underlying mutual fund, the Portfolio will be limited in its ability to fully invest in that mutual fund. The Manager may then, in some instances, select alternative investments.

     The Investment Company Act also provides that an underlying mutual fund whose shares are purchased by the Portfolio may be allowed to delay redemption of its shares in an amount which exceeds 1% of its total outstanding securities during any period of less than 30 days. Shares held by the Portfolio in excess of 1% of a mutual fund's outstanding securities therefore may not be considered readily disposable securities.

     Under certain circumstances, an underlying mutual fund may determine to make payment of a redemption by the Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with rules of the Securities and Exchange Commission. In such cases, the Portfolio may hold securities distributed by an underlying mutual fund until the Manager determines that it is appropriate to dispose of such securities.

     Portfolio investment decisions by an underlying mutual fund will be made independent of investment decisions by other underlying mutual funds. Therefore, an underlying mutual fund may be purchasing shares of a company whose shares are simultaneously being sold by some other underlying mutual fund. The result of this would be an indirect transaction expense (principally commissions) for the Mutual Fund Portfolio, without its having changed its investment position.

     The Portfolio may invest in common stocks based upon the criteria described in its investment objectives. Because the Portfolio will only invest directly in common stocks to replicate the performance of popular stock market indices, the selection of stocks would be limited to those stocks found in a particular index. Generally, investments in common stocks will not exceed 25% of the Portfolio's net assets.

     For temporary defensive purposes, the Portfolio may invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities commercial paper, certificates of deposit or other money market instruments. The Portfolio may engage in hedging transactions to the extent and for the purposes set forth in the Trust's Prospectus.


RISK CONSIDERATIONS

     The Mutual Fund Portfolio will be invested in securities which fluctuate in market value, so net asset value per share will fluctuate as well. The Mutual Fund Portfolio may have more than five percent of its assets invested in one fund. If the underlying fund performs poorly, this could negatively impact the value of the Mutual Fund Portfolio. Thus, there is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Mutual Fund Portfolio does, however, seek to minimize the risk of loss through diversification and, at times, the use of hedging techniques and defensive investment strategies. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies.")

     Although the Mutual Fund Portfolio will invest in a number of underlying mutual funds, this practice will not eliminate investment risk. To the extent that the Mutual Fund Portfolio invests in underlying funds which leverage investments or concentrate investments in one industry, an investment in the Mutual Fund Portfolio will indirectly entail the additional risks associated with these practices. Leveraged mutual funds may have higher volatility than the over-all market or other mutual funds. This may result in greater gains or losses than the over-all market or other non-leveraged mutual funds. Mutual funds which concentrate investments in a single industry lack normal diversification and are exposed to losses stemming from negative industry-wide developments.

     An investor in Tactical Asset Allocation Fund should recognize that he may invest directly in mutual funds and that by investing in mutual funds indirectly through the Mutual Fund Portfolio, he will bear not only his proportionate share of the expenses of the Mutual Fund Portfolio (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying mutual funds.


MONEY MARKET INSTRUMENTS AND BONDS

     When investing in money market instruments or bonds, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations, and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     * Repurchase Agreements Pertaining to the Above - The Portfolio may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities could be any of those described above, some of which might bear maturities exceeding one year. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. the Portfolio may enter into repurchase agreements with its custodian (Firstar Bank, N.A., Cincinnati) when it is advantageous to do so. The Portfolio will not invest more than 10% of its assets, at the time of purchase, in repurchase agreements which mature in excess of seven days.

     The Manager exercises due care in the selection of money market instruments and bonds. However there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury, and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - A repurchase transaction occurs when an investor buys a security and simultaneously agrees to resell it at a later date to the person from whom it was bought, at a higher price.

     The price differential represents interest for the period the security is held. Repurchase transactions will normally be entered into with banks and securities brokers. The Portfolio could suffer a loss if the bank or securities broker with which the Portfolio had a repurchase agreement were to default.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return, and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

HEDGING STRATEGIES


     The Manager may conduct a hedging program on behalf of the Portfolio for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the fund's while the manager is making a change in the fund's investment position. Such a program would involve entering into options or futures contracts (hedge transactions).


     The objective of an option or futures contract transaction could be to protect a profit or offset a loss in the Portfolio from future price erosion. Or, the objective could be to acquire the right to purchase a fixed amount of securities at a future date for a definite price. In either case, it would not be necessary for a Portfolio to actually buy or sell the securities currently. Instead, the hedge transaction would give the Portfolio the right at a future date to sell, or in other instances buy, the particular securities under consideration or similar securities. The value of shares of common stock or the face amount of government bonds or notes covered by the hedge transaction would be the same, or approximately the same, as the quantity held by the Portfolio or the quantity under consideration for purchase.

     In lieu of the sale of a security, an option transaction could involve the purchase of a put option contract, which would give the Portfolio the right to sell a common stock, government bond or futures contract on an index (see below), at a specified price until the expiration date of the option. The Portfolio will only purchase a put option contract on a stock or bond when the number of shares of the issuer's stock or the face amount of government bonds involved in the option transaction are equal to those owned by the Portfolio. Limitations on the use of put option contracts on an index are described below.

     Also, in lieu of the sale of securities, a futures transaction could involve the sale of a futures contract which would require the Portfolio either
(a) to deliver to the other party to the contract the securities specified and receive payment at the price contracted for, prior to the expiration date of the contract, or (b) to make or entitle it to receive payments representing (respectively) the loss or gain on the security or securities involved in the futures contract.

     The securities involved in an option or futures contract may be stocks or government bonds, or a group of stocks represented by a popular stock market index, and they need not be exactly the same as those owned by the Portfolio. The Manager will select the futures contract which involves a security, group of securities, or index which it feels is closest to a mirror image of the investments held by the Portfolio. However, the securities involved in the contract need not be exactly the same as those owned by the Portfolio, and this may entail additional risk, as described below.

     To the extent that the Portfolio enters into futures contracts which sell an index or group of securities short and which therefore could require the Portfolio to pay the other party to the contract a sum of money measured by any increase in a market index, the Portfolio will be exposing itself to an indeterminate liability. On the other hand, the Portfolio should increase or decrease in value to approximately the same extent as the market index or group of securities, so any loss incurred on the contract should be approximately offset by unrealized gains in the Portfolio's positions. Such an outcome is not guaranteed, and it would be possible for the value of the index and the Portfolio to move in opposite directions, in which case the Portfolio would realize an unexpected gain or loss.

     The Portfolio will only sell an index short when the Manager has decided to reduce the Portfolio's risk for defensive purposes, and will close out the open liability as soon as the Manager decides that a defensive posture is no longer appropriate or the open liability represents an inappropriate risk in the circumstances. In shorting an index, the Portfolio will segregate assets to the full value of the contract and maintain and supplement such segregation to the extent necessary until the short position is eliminated.

     In lieu of the purchase of a security, an option transaction could involve the purchase of a call option which would give the Portfolio the right to buy a specified security (common stock or government bonds) or index aggregate at a specified price until the expiration date of the option contract. Sufficient cash or money market instruments will be segregated and maintained in reserve to complete the purchase. The Portfolio will only purchase call options when the shares of stock or face amount of bonds or value of the index aggregate included in the option are equal to those planned to be purchased by the Portfolio.

     In lieu of the purchase of securities, a futures transaction could involve the purchase of a futures contract which would either (a) require the Portfolio to receive and pay for the securities specified in the futures contract at the price contracted for prior to the expiration date of the contract or (b) require the Portfolio to make payment or receive payment representing (respectively) the loss or gain on the security or securities involved in the contract. The securities may be government bonds, stocks, or a group of stocks such as a popular stock market index, and need not be exactly the same as those intended to be purchased by the Portfolio. The Manager will select the contract (therefore the group of securities) which it believes is most similar to those desired to be purchased by the Portfolio.

     The Portfolio may sell any put or call option contracts it enters into. Such a transaction would normally be used to eliminate or close out a hedged position. The Portfolio may also buy or sell futures contracts to eliminate or close out a hedged position.

     Option contracts will be purchased through organized exchanges and will be limited to those contracts which are cleared through the Options Clearing Corporation. Organized exchanges which presently trade option contracts are the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, and the New York Stock Exchange.

     Futures contracts will only be entered into through an organized exchange. The exchanges which presently trade financial futures contracts are the New York Futures Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade the Kansas City Board of Trade, and the International Monetary Market (at the Chicago Mercantile Exchange).

     Put and call options and financial futures contracts are valued on the basis of the daily settlement price or last sale on the exchanges where they trade. If an exchange is not open, or if there is no sale, the contract is valued at its last bid quotation unless the trustees determine that such is not a fair value. In the case of a futures contract which entails a potential liability for a gain in a market index, the liability is valued at the last sale of an offsetting contract or, if there was no sale, at the last asked quotation unless the Trustees determine that such does not fully reflect the liability.

     In conducting a hedging program for the Portfolio, the Manager may occasionally buy a call on an index or futures contract and simultaneously sell a put on the same index or futures contract. Or, in other circumstances, it may sell a call and simultaneously buy a put on the same index or futures contract.

     When conducting a hedging program on behalf of the Portfolio, the Portfolio will establish and maintain with the Custodian segregated accounts for the deposit and maintenance of margin requirements. Such deposits will be in the form of cash or U.S. Government securities in amounts as shall be required from time to time by the broker or the exchange on which the transactions are effected for the Portfolio.


     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-Partners. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     These financial futures contracts or related options used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that the Portfolio will be able to realize this objective.


INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to the Fund and by the Portfolio as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or the Portfolio, respectively, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Vote"). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the Fund shareholders and will cast its votes as instructed by the shareholders.

     Provided that nothing in the following investment restrictions shall prevent the Trust from investing all or part of the Fund's assets in the Portfolio, the Fund nor the Portfolio may: (a) Issue senior securities; (b) Borrow money except as a temporary measure, and then only in an amount not to exceed 5% of the value of its net assets (whichever is less) taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its gross assets taken at cost; (c) Act as underwriter of securities of other issuers; (d) Invest in real estate except for office purposes; (e) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes; (f) Lend its funds or other assets to any other person; however, the purchase of a portion of publicly distributed bonds, debentures or other debt instruments, the purchase of certificates of deposit, U.S. Treasury Debt Securities, and the making of repurchase agreements are permitted, provided repurchase agreements with fixed maturities in excess of 7 days do not exceed 10% of its total assets; (g) Purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be liquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes; (h) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions; (i) Make any so-called "short" sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities; (j) Purchase or retain any securities of an issuer, any of whose officers, directors or security holders is an officer or director of the Trust or the Portfolio, if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities; (k) Invest in securities of companies which have a record of less than three years' continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested; (l) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; and
(m) Invest in warrants.

     Each of the Trust's and the Portfolio's operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral leases or programs; and (c) Purchase real estate limited partnerships.

PORTFOLIO TURNOVER


     The portfolio turnover rate for the fiscal year ended December 31, 1998 in the Mutual Fund Portfolio was 128% (395% in 1997). Resultant turnover rates are primarily a function of the Manager's response to market conditions. In the Manager's opinion, it was in the best interest of the Portfolio to change its portfolio from a fully invested position to a partially defensive position at various times during the year.

     Because the Manager may employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio in the Mutual Fund Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules.

PURCHASE AND SALE OF PORTFOLIO SECURITIES


     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Manager pursuant to authority contained in the investment advisory agreement. The Manager is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Manager or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Manager in rendering investment management services to the Portfolio or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager's clients may be useful to the Manager in carrying out its obligations to the Portfolio. The receipt of such research is not expected to reduce the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses that could be incurred if the Manager tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Manager must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager's overall responsibilities to the Portfolio and their other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Manager is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Flex-Partners funds to the extent permitted by law.

     The Manager may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees of the Portfolio periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Portfolio Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     For the year ended December 31, 1998, the Portfolio paid brokerage commissions totaling $17,846 ($34,089 in 1997; $38,925 in 1996) on the purchase and sale of common stock securities and futures contracts.



VALUATION OF PORTFOLIO SECURITIES


     The assets of the Portfolio consist primarily of underlying mutual funds, which are valued at their respective net asset values. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Underlying money market funds with portfolio securities with a remaining maturity of 13 months or less and a weighted average maturity not exceeding 90 days may use the amortized cost to value their securities.


     Securities owned by the Portfolio and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business. If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker. Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit, commercial paper, etc.) in the Portfolios, having maturities of 60 days or less, are valued at amortized cost if not materially different from market value. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees.

     Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

                           CALCULATION OF TOTAL RETURN


     From time to time, the Fund may advertise its average annual total returns for various periods of time. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Period and average annualized total return are calculated separately for Class A shares and Class C shares. Average annual total return smoothes out variations in performance and takes into account any applicable initial or contingent deferred sales charges.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return, if the period is shorter than one year, because of the assumed reinvestment.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of each Fund will vary depending upon interest rates, the current market value of the securities held by the Fund's corresponding Portfolio, and changes in the Fund's expenses.

     When applicable, depending on the Fund, the periods of time shown will be for a one-year period, a five-year period, a ten-year period (or relevant portion thereof) and since inception. Period and average annualized total return are calculated separately for Class A and Class C shares. The calculation assumes the reinvestment of all dividends and distributions. Examples of the total return calculation for the Fund will assume a hypothetical investment of $1,000 at the beginning of each period.


     It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          P(1+T)n = ERV
          P = initial investment of $1,000
          T = average annual total return
          n = Number of years
          ERV = ending redeemable value at the end of the base period

TACTICAL ASSET ALLOCATION FUND (CLASS A SHARES):


                                                       TOTAL RETURN

                                                              Since Inception
                                            1 Year           (August 1, 1996)
                                        Period Ended          Period Ended
                                    DECEMBER 31, 1998       DECEMBER 31, 1998
                                    ------------------      -----------------

Value of Account
   At end of Period                 $1,209.34                    $1,497.34

Value of Account
  At beginning of Period            $1,000.00                    $1,000.00
                                    ---------                     ---------

Base Period Return                  $  209.34                    $  497.34

Total Return                           20.95%                       18.20%

TACTICAL ASSET ALLOCATION FUND (CLASS C SHARES):

                                                  TOTAL RETURN

                                                            Since Inception
                                        1 Year              (June 1, 1995)
                                       Period Ended         Period Ended
                                    DECEMBER 31, 1998     DECEMBER 31, 1998

Value of Account
   At end of Period                 $1,266.09                 $ 1,815.81

Value of Account
  At beginning of Period             1,000.00                   1,000.00
                                     --------                  ---------

Base Period Return                  $  266.09                 $   815.81

Total Return                           26.63%                     18.11%

     The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth above. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc. and Morningstar Mutual Fund Report.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings: New Year's Day, Martin Luther King Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holiday schedule at any time.

     The Fund s net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of any mutual fund that is a series of The Flex-Partners (each a "Flex-Partners Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange. Shareholders of the Flex-funds Money Market Fund who acquired such shares upon exchange of Class A shares of the Fund may use the exchange privilege only to acquire Class A shares of a Flex-Partners Fund.

     Shareholders of the Fund may exchange their Class C shares for Class C shares of other Flex-Partners Funds. If Class C shares of the Fund are exchanged for Class C shares of other Flex-Partners Funds, no contingent deferred sales charge will be payable upon such exchange of Class C shares, but a contingent deferred sales charge will be payable upon the redemption of Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     At any time after acquiring shares of other funds participating in the Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class C shares of the Fund without subjecting such shares to any contingent deferred sales charge. Shares of any fund participating in the Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class C shares of other funds without being subject to any contingent deferred sales charge.

     Additional details about the exchange privilege and prospectuses for each of the Flex-Partners Funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     All redemptions in kind shall be of readily marketable securities.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     (a)  an individual;

     (b)  the individual's spouse, their children and their parents;

     (c)  the individual's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will bedeemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individuals spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under Combined Purchase and Cumulative Purchase Privilege, may aggregate the value of their existing holdings of the Class A shares of the Fund and Class A shares of other Flex-Partners Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "Transaction Policies" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Flex-Partners Retirement Plans."

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund and Class A shares of other Flex-Partners Funds. All Class A shares of the Fund and Class A shares of other Flex-Partners Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in retirement and group plans described below under Flex-Partners Retirement Plans.

     A Letter of Intent permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     CONVERTIBLE CLASS C SHARES. Class C shares purchased, or acquired through the reinvestment of dividends and distributions, on or before April 30, 1998 ("convertible Class C shares") will automatically convert to Class A shares seven years after the end of the calendar month in which the purchase order for convertible Class C shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class C shares acquired through the reinvestment of dividends and distributions on or before April 30, 1998 ("reinvested convertible Class C shares") will be converted to Class A shares on a pro-rata basis only when convertible Class C shares not acquired through reinvestment of dividends or distributions ("purchased convertible Class C shares") are converted. The portion of reinvested convertible Class C shares to be converted will be determined by the ratio that the purchased convertible Class C shares eligible for conversion bear to the total amount of purchased convertible Class C shares in the shareholder's account. For the purposes of calculating the holding period, convertible Class C shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of convertible Class C shares occurred, or (b) for convertible Class C shares obtained by an exchange or series of exchanges, the date on which issuance of the original convertible Class C shares occurred. This conversion to Class A shares will relieve convertible Class C shares that have been outstanding for at least seven years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such convertible Class C shares) from the higher ongoing distribution fee paid by convertible Class C shares. Only convertible Class C shares have this conversion feature. Conversion of convertible Class C shares to Class A shares is contingent on the availability of a private letter revenue ruling from the Internal Revenue Service or an opinion of counsel affirming that such conversion does not constitute a taxable event for the shareholder under the Internal Revenue Code. If such revenue ruling or opinion of counsel is no longer available, conversion of convertible Class C shares to Class A shares would have to be suspended, and convertible Class C shares would continue to be subject to the Class C distribution fee until redeemed.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Distributor.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having Class A and Class C shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended). Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge. See "How to Buy Shares - Class C Shares" and "Other Shareholder Services" in the Prospectus.

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES


     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The Tactical Asset Allocation Fund's dividends, if any, are declared payable on a quarterly basis. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

     Dividends paid by the Tactical Asset Allocation Fund with respect to Class A shares and Class C shares, to the extent any dividends are paid, will be calculated in the same manner at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, resulting in lower dividends for Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for Class A shares and Class C shares.


     A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.


     If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manager may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.

     TAX STATUS OF THE FUND. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of The Flex-Partners Trust for federal income tax purposes.

     The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     The Tactical Asset Allocation Fund qualified as a "regulated investment company" for each of the last four fiscal years.


     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Portfolio's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Firstar Bank, N.A., the Portfolio's custodian, and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. the Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of each Class of Shares' distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Manager; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets.



     For the year ended December 31, 1998, the Mutual Fund Portfolio paid fees to the Manager totaling $1,058,035 ($1,130,843 in 1997; $1,083,553 in 1996).

     The Manager has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 1.75% of average daily net assets for Class A Shares and 2.15% of average daily net assets for Class C shares. The Manager may terminate this agreement after December 31, 1999.

     For the year ended December 31, 1998, the Manager reimbursed expenses totaling $56,876 in the Tactical Asset Allocation Fund.


     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MII conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meeder and Wesley F. Hoag is an officer of the Trust and each Portfolio. Mr. Robert S. Meeder, Sr. is a director of the Distributor. Mr. Voelker is President and a director of the Distributor. Messrs. Donald F. Meeder and Craver are officers of the Distributor.

     The Manager may use its resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.


                              OFFICERS AND TRUSTEES

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

NAME, ADDRESS AND AGE         POSITION HELD        PRINCIPAL OCCUPATION


ROBERT S. MEEDER, SR.*+, 70   Trustee/President    Chairman of R. Meeder &
                                                   Associates, Inc., an
                                                   investment adviser; Chairman
                                                   and Director of Mutual Funds
                                                   Service Co., the Fund's
                                                   transfer agent; Director of
                                                   Adviser Dealer Services,
                                                   Inc., the Fund's distributor.

MILTON S. BARTHOLOMEW, 70     Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                        practicing attorney in
Worthington, OH  43235                             Columbus, Ohio; member of
                                                   each Fund's Audit Committee.

ROGER D. BLACKWELL, 58        Trustee              Professor of Marketing and
Blackwell Associates, Inc.                         Consumer Behavior, The Ohio
3380 Tremont Road                                  State University; President
Columbus, OH  43221                                of Blackwell Associates,
                                                   Inc., a strategic consulting
                                                   firm.

ROBERT S. MEEDER, JR.*, 38    Trustee and          President of R. Meeder &
                              Vice President       Associates, Inc.

WALTER L. OGLE, 60            Trustee              Executive Vice President of
400 Interstate North Parkway                       Aon Consulting, an employee
Suite 1630                                         benefits consulting group.
Atlanta, GA  30339

CHARLES A. DONABEDIAN, 56     Trustee              President, Winston Financial,
Winston Financial, Inc.                            Inc., which provides a
200 TechneCenter Drive                             variety of marketingand
Suite 200                                          consulting services to
Milford, OH  45150                                 investment management
                                                   companies; CEO, Winston
                                                   Advisors, Inc., an investment
                                                   adviser.

JAMES W. DIDION, 68           Trustee              Retired; formerly Executive
8781 Dunsinane Drive                               Vice President of Core
Dublin, OH  43017                                  Source, Inc., an employee
                                                   benefit and Workers'
                                                   Compensation administration
                                                   and consulting firm
                                                   (1991-1997).

JACK W. NICKLAUS II, 38       Trustee              Designer, Nicklaus Design,
11780 U.S. Highway #1                              a golf course design firm and
North Palm Beach, FL 33408                         division of Golden Bear
                                                   International, Inc.

PHILIP A. VOELKER*+, 45       Trustee and Vice     Senior Vice President and
                              President            Chief Investment Officer of
                                                   R. Meeder & Associates, Inc.;
                                                   President and a Director of
                                                   Adviser Dealer Services, Inc.

JAMES B. CRAVER*, 55          Assistant Secretary  Assistant Secretary and
42 Miller Hill Road                                Assistant Treasurer of
Box 811                                            Adviser Dealer Services,
Dover, MA  02030                                   Inc.; Practicing Attorney;
                                                   Special Counsel to
                                                   Flex-Partners, Flex-funds
                                                   and their Portfolios; Senior
                                                   Vice President of Signature
                                                   Financial Group, Inc.
                                                  (January 1991 to August 1995).

DONALD F. MEEDER*+, 60        Secretary/Treasurer  Vice President of R. Meeder &
                                                   Associates, Inc.; Secretary
                                                   of Mutual Funds Service Co.,
                                                   the Fund's transfer agent;
                                                   Secretary of Adviser Dealer
                                                   Services, Inc.

WESLEY F. HOAG*+, 42          Vice President       Vice President and General
                                                   Counsel of R. Meeder &
                                                   Associates, Inc. and Mutual
                                                   Funds Service Co. (since July
                                                   1993); Attorney, Porter,
                                                   Wright, Morris & Arthur, a
                                                   law firm (October 1984 to
                                                   June 1993).

RICHARD A. CLEMENS*+, 31      Assistant Treasurer  Manager/Financial Reporting,
                                                   Mutual Funds Service Co.
                                                   (since March 1997), the
                                                   Funds' transfer agent;
                                                   Manager, Financial
                                                   Administration, BISYS Fund
                                                   Services (May 1995 to
                                                   February 1997); Supervising
                                                   Senior Accountant, Ernst &
                                                   Young LLP (October 1990 to
                                                   May 1995)


* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.


     The following table shows the compensation paid by the Portfolio and the Fund Complex as a whole to the Trustees of the Portfolio and the Fund Complex during the fiscal year ended December 31, 1998.


                               COMPENSATION TABLE


                                       Pension or                 Total
                                       Retirement                 Compensation
                                       Benefits                   from
                        Aggregate      Accrued as  Estimated      Registrant and
                        Compensation   Part of     Annual         Fund Complex
TRUSTEE                 from the       Portfolio   Benefits Upon  Paid TO
                        PORTFOLIO(1)   EXPENSE     RETIREMENT     TRUSTEE(1)(2)
                        -----------    -------     -------------  -----------

Robert S. Meeder, Sr.   None           None        None           None

Milton S. Bartholomew   $5,673         None        None           $13,525

Robert S. Meeder, Jr.   None           None        None           None

John M. Emery           $4,330         None        None           $ 9,867

Richard A. Farr         $4,257         None        None           $ 9,367

Russel G. Means         $4,007         None        None           $ 7,867

Walter L. Ogle          $5,821         None        None           $14,525

Philip A. Voelker       None           None        None           None

Roger A. Blackwell      $5,668         None        None           $13,525

Charles A. Donabedian   $5,505         None        None           $12,525

James Didion            None           None        None           None

Jack W. Nicklaus II     $2,632         None        None           $ 6,325

William L. Gurner       None           None        None           None

Lowell G. Miller        None           None        None           None


1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 1998, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $2,696, Roger A. Blackwell - $5,668, Charles A. Donabedian - $5,505, and Jack W. Nicklaus II - $2,632.

2 The Fund Complex consists of 15 investment companies.

     Each Trustee who is not an "interested person: is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for each of The Flex-Partners and The Flex-funds Trusts, and the Portfolios are paid $500 for each Committee meeting attended. All other officers and Trustees serve without compensation from the Trust. Trustees fees for the Portfolio totaled $43,430 for the year ended December 31, 1998 ($36,609 in 1997; $4,162 in 1996).


     All other officers and Trustees serve without compensation from the Trust.

     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.


     SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Portfolios, the Flex-Partners trust, the Manager, the Subadvisers or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the funds at net asset value.


                                 THE DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, acts as the distributor of the Class A shares and the Class

C shares of the Fund. The Distributor is an affiliate of the Manager and a subsidiary of Muirfield Investors, Inc.

     On August 4, 1994, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. On August 4, 1994, the Board of Trustees, including the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Class C Plan, adopted a plan of distribution for the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

     Pursuant to separate plans of distribution (the Class A Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's Class A shares and Class C shares. See "Distribution Plans" in the Prospectus.

     CLASS A SHARES. Class A shares are sold at net asset value plus the applicable sales charge as shown in the table below. Class A shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, Class A shares bear an asset based service fee of 0.25% per year. The sales charge on Class A shares is allocated between the investment dealer and Adviser Dealer Services, Inc. as shown below:

                           AS A PERCENTAGE    AS A PERCENTAGE
                           OF OFFERING        OF NET ASSET
                           PRICE OF THE       VALUE OF THE       DEALER'S
                           SHARES             SHARES             SALES
AMOUNT INVESTED            PURCHASED          PURCHASED          CONCESSION
-------------------------------------------------------------------------------
Up to $50,000              5.75%                6.10%             5.25%
$50,001 to $100,000        5.00%                5.26%             4.50%
$100,001 to $249,999       3.75%                3.90%             3.25%
$250,000 to $499,999       2.50%                2.56%             2.00%
$500,000 to $999,999       2.00%                2.04%             1.60%
$1,000,000 or more         none                 none              none

     CLASS C SHARES. Class C shares are sold at net asset value without an initial sales charge. There is a 1.50% contingent deferred sales charge (CDSC) on any Class C shares redeemed within 18 months of purchase. There is a 0.75% CDSC on any Class C shares redeemed after 18 months of purchase and before 24 months of purchase. The CDSC for Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares acquired by reinvesting dividends.

     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose, have adopted a plan of distribution for each of the Class A shares and the Class C shares of the Fund. The Class A Plan was approved by Class A shareholders of the Fund. The Class C Plan was approved by Class C shareholders of the Fund.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy Shares" in the Prospectus.

     The Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the relevant class of outstanding shares of the Fund. Neither Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of Class A and Class C, as applicable, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under either the Class A or Class C Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A and Class C shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     The table below states the amounts paid under the Fund distribution plan for the year ended December 31, 1998.

                   DISTRIBUTION PLAN EXPENSES PAID BY THE FUND


TYPE OF EXPENSE                                      AMOUNT PAID
---------------                                      -----------
Advertising                                          $      0
Printing and Mailing of Prospectuses                 $      0
Compensation to Underwriters                         $ 35,645
Compensation to Broker-Dealers                       $ 67,689
Compensation to Sales Personnel                      $      0
Interest, Carrying, or Other Financial Charges       $      0
                                                     ---------
Total                                                $103,334

     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the Investment Company Act of 1940. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, on February 8, 1997. Total payments made by the Fund to a former distributor of the Fund, Roosevelt & Cross, Incorporated, and to the current distributor of the Fund, Adviser Dealer Services, Inc. for the year ended December 31, 1998 amounted to $94 and $1,396, respectively. The payments made were used to offset a portion of initial commissions paid to securities dealers for the sale of Fund shares.

     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 1998.


Name of            Net Underwriting  Compensation of
Principal          Discounts and     on Redemptions    Brokerage    Other
UNDERWRITER        COMMISSIONS       AND REPURCHASES   COMMISSIONS  COMPENSATION
-----------        -----------       ---------------   -----------  ------------
Adviser Dealer
Services, Inc.       $10,040            $5,715            $0           $0



                         FLEX-PARTNERS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution; penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $30,000 for 1998. If you are married and file a joint tax return, your AGI Threshold Level is $50,000 for 1998. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

      ($10,000* - EXCESS AGI )    Maximum Allowable    =  Deduction
       ---------------------   X      Deduction            Limit
             $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

   *For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER


     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Muirfield Investors, Inc. and a sister company of R. Meeder & Associates, Inc., provides accounting, administrative, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, each class of shares of the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

     Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.


     For the year ended December 31, 1998, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $74,818.



                             ADDITIONAL INFORMATION

     CUSTODIAN. Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215 serves as the Trust's independent auditors. The auditors examine financial statements for the Fund and provide other assurance, tax, and related services.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of January 31, 1999, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:

Class            Name and Address                     Number of        Percent
OF SHARES        OF OWNER                             SHARES           OF CLASS
---------        ----------------                     ----------       --------

Class A          *Firstar Bank NA Cincinnati c/f        3,338.55(1)(2)   78.9%
                 Robert S. Meeder, Jr. IRA Rollover
                 P.O. Box 7177
                 Dublin, OH 43017

                 David Heineck                            891.73(1)(2)   21.0%
                 Giuseppa Heineck, JTWROS
                 14323 133rd Avenue
                 Tigard, OR 97224

Class C          First Trust Corp.                     48,904.84(1)       5.0%
                 P.O. Box 173736
                 Denver, CO 80217

(1) Indicates owner of record.
(2) Indicates beneficial owner.

* Indicates control person. Control means beneficial ownership of more than 25% of the shares of the Fund. Because of this control, a control person could prevent a change in the investment adviser or subadviser of the Portfolio that is favored by other shareholders. A control person could also cause a change in the investment adviser or subadviser of the Portfolio that is opposed by other shareholders.

     To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.


                              FINANCIAL STATEMENTS

     Financial statements for Tactical Asset Allocation Fund (formerly, The TAA
Fund) and the Mutual Fund Portfolio are presented on the following pages.

                   THE FLEX-PARTNERS INTERNATIONAL EQUITY FUND
                       CROSS REFERENCE SHEET TO FORM N-1A

PART B.

ITEM NO.          STATEMENT OF ADDITIONAL INFORMATION

10(a)             Front Cover Page
10(b)             Table of Contents

11                Description of the Trust

12(a)             Description of the Trust
12(b)             Investment Policies and Related Matters
                  Risk Considerations
12(c)(d)(e)       Investment Policies and Related Matters

13(a)             Description of the Trust
                  Trustees and Officers
13(b)(c)(d)       Trustees and Officers
13(e)             The Distributor

14(a)(b)          Not applicable
14(c)             Trustees and Officers

15(a)             Investment Adviser and Manager
                  Investment Subadviser
15(b)             The Distributor
15(c)             Investment Adviser and Manager
                  Investment Subadviser
15(d)(e)          Not applicable
15(f)(g)          The Distributor
15(h)             Contracts with Companies Affiliated With Manager
                  Additional Information

16(a)(b)(c)(d)    Portfolio Transactions
16(e)             Not applicable

17(a)             Investment Policies and Related Matters
17(b)             Not applicable

18(a)             Aditional Purchase and Redemption Information
                  Flex-Partners Retirement Plan
18(b)             Not applicable
18(c)             Valuation of Portfolio Securities
18(d)             Not applicable

19                Distributions and Taxes

20(a)(b)          The Distributor
20(c)             Not applicable

21(a)             Not applicable
21(b)             Performanc

22                Financial Statements

                            INTERNATIONAL EQUITY FUND
                        A FUND OF THE FLEX-PARTNERS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 1999

     This Statement is not a prospectus but should be read in conjunction with the Prospectus of The Flex-Partners International Equity Fund (dated April 30,
1999). Please retain this document for future reference. A copy of the Prospectus may be obtained from The Flex-Partners, 6000 Memorial Drive, Dublin, Ohio 43017 or by calling 1-800-494-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


          TABLE OF CONTENTS                                      PAGE


          Description of the Trust
          Investment Policies and Related Matters
          Risk Considerations
          Portfolio Transactions
          Valuation of Portfolio Securities
          Performance
          Additional Purchase and Redemption Information
          Distributions and Taxes
          Investment Adviser and Manager
          Investment Subadviser
          Trustees and Officers
          The Distributor
          Flex-Partners Retirement Plans
          Contracts With Companies Affiliated With Manager
          Additional Information
          Financial Statements


INVESTMENT ADVISER                              INVESTMENT SUBADVISER
R. Meeder & Associates, Inc.                    Commercial Union Investment
                                                Management, Limited

DISTRIBUTOR                                     TRANSFER AGENT
Adviser Dealer Services, Inc.                   Mutual Funds Service Co.

                            DESCRIPTION OF THE TRUST

     BACKGROUND. The Flex-Partners (the "Trust") was organized as a Massachusetts business trust on June 22, 1992. All of the Trust's constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has retained the services of R. Meeder & Associates, Inc. as investment adviser of the International Equity Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Fund, see "Investment Policies and Related Matters." For descriptions of the management and expenses of the Fund, see "Investment Adviser and Manager" and "Trustees and Officers."

     SHARES OF BENEFICIAL INTEREST. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other funds.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

     TRUSTEE LIABILITY. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.


                     INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

     INVESTMENT APPROACH. The Subadviser's philosophy is founded on a top down, theme-driven approach to investment management. The Subadviser aims to add value to the Fund at all stages of the investment process, from the Subadviser's strategic top down approach to asset allocation and currency hedging to the Subadviser's sector and individual stock selection. While the Subadviser's portfolio managers operate within a disciplined and structured environment, they have a high degree of freedom over stock selection, enabling them to exercise their individual flair.

     In seeking to meet its investment objective, the International Equity Fund may invest in any type of security whose investment characteristics are consistent with the Fund's investment program. These and some of the other investment strategies the Fund may use are described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

     When allocating investments among countries, the Subadviser will consider various criteria, including the relative economic growth potential of the various countries' economies; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships. By investing in foreign securities, the Subadviser will attempt to take advantage of differences between economic trends and performance of securities markets in various countries.


     ASSET ALLOCATION. Asset allocation decisions are made by the lead portfolio manager. The Subadviser's lead portfolio manager takes a top down view, considering the results of economic analysis, currency forecasts, political issues and market valuations to establish structural guidelines to which the portfolio must adhere. He or she seeks to contribute to performance by making strategic switches between asset classes and geographical regions. Once these asset allocation guidelines are set, stock selection decisions are made by specialist regional portfolio managers in accordance with country and sector strategy.

     COUNTRY AND SECTOR STRATEGY. Country and sector strategy is determined within the guidelines set by the Subadviser's portfolio manager following consultation with their teams on the implications of trends in interest rates, exchange rates and other economic fundamentals.

     The objective is to pinpoint countries and sectors which are likely to outperform based on where each market is in terms of its business cycle. The Subadviser recognizes that different economic and monetary backgrounds result in good performance by different groups of stocks and the Subadviser judges the broad areas of a market (growth stocks, value stocks, interest rate sensitives, etc.) which are likely to outperform at any particular stage of the cycle. At the same the Subadviser pays close attention to the themes on which a market is likely to concentrate at a particular time (such as brand values, takeover activity, or balance sheet strength). Once all these factors are considered, a formal country and sector strategy is constructed to which all relevant portfolios must conform. In order to control risk and the extent of the view taken, limits are set on the deviations that may be made from the country and sector matrices.

     EQUITY STOCK SELECTION. The Subadviser's portfolio managers have the freedom to choose stocks within the framework of this matrix structure. In reaching stock selection decisions, the Subadviser uses the commonly recognized yardsticks of price/earnings ratios and dividend yields, comparing stocks to market valuations, relevant sector variations and the history of the particular stock. The Subadviser looks for excesses of overvaluation/undervaluation in the market which are tested against the Subadviser's top down view, and make a qualitative judgment about what is already discounted in the market and what is likely to occur in the future.

     The continued holding of a stock is constantly tested against the reason for purchase. Once valuation measures no longer warrant the holding of a security, it is sold. If purchase was based on a single event which occurs, or which now appears unlikely to occur, the stock would be sold. A change in top down view may also necessitate a sale where a holding represents only a thematic or sector view. Price targets are only set for short-term trading.

     CURRENCY. The Subadviser treats currency as a separate asset class and it is analyzed as such. The Subadviser does not believe in speculating in currencies and it is the Subadviser's normal stance to take on the natural currency exposure that comes with the Subadviser's portfolio positions. However, when the Subadviser does take on a currency position, the Subadviser does so because they believe a significant long-term trend is developing which suggests hedging will both enhance returns and markedly contribute to reduced risk and volatility in the Fund.

INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly any subsequent change in net asset values or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND, PROVIDED SUCH INVESTMENT IS APPROVED BY THE TRUSTEES. THE FUND MAY NOT

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States or any of its agencies or instrumentalities or the securities of other investment companies if otherwise permitted) if, as a result thereof,
(a) more than 5% of the Fund's total assets would be invested in the securities of such issuer or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities except as permitted under the Investment Company Act of 1940;

     (3) borrow money except that the Fund may borrow money from banks in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     (4) underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if as a result more than 33-1/3% of its total assets would be lent to other parties but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Fund does not currently intend to sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only from a bank. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if as a result more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (vi) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (vii) The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (viii) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager or the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" herein. For the Fund's limitations on short sales, see the section entitled "Short Sales" herein.

     MONEY MARKET INSTRUMENTS. When investing in U.S. money market instruments, the Fund will limit its purchases, denominated in U.S. dollars, to the following securities.

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Fund may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more if the domestic branch is subject to the same regulation as United States banks. The Fund will not invest at time of purchase more than 25% of its assets in obligations of banks nor will the Fund invest more than 10% of its assets in time deposits. * High Quality Commercial Paper - The Fund may invest in commercial paper rated no lower than A-2 by Standard & Poor's Corporation or Prime-2 by Moody's Investors Services Inc. or if not rated issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors such as the Fund. The Fund's risk is that the universe of potential buyers for the securities should the Fund desire to liquidate a position is limited to qualified dealers and institutions and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     *    Repurchase Agreements -- See Repurchase Agreements below.

     The Subadviser exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value face amount or maturity value to meet larger than expected redemptions. Any of these risks if encountered could cause a reduction in net income or in the net asset value of the Fund.

RATINGS

1. Moody's Investors Services Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor s Corporation's Corporate Bond Rating:

     AAA- Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations and in the majority of instances differ from AAA issues only in small degree. Here too prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but to some extent also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1 A-2 or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See Repurchase Agreements below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank are for a definite period of time earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.


     COMMON AND PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets if the company is liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

     CONVERTIBLE SECURITIES AND WARRANTS. The Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally, two or more years).

     FIXED INCOME SECURITIES. The Fund may invest up to 10% of its total assets in any type of investment-grade security. Such securities would be purchased in companies which meet the investment criteria for the Fund. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise.


     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Subadviser determines the liquidity of the Fund's investments and through reports from the Subadviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments the Subadviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Subadviser may determine some restricted securities government-stripped fixed-rate mortgage-backed securities loans and other direct debt instruments and swap agreements to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933 or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.


     TEMPORARY INVESTMENTS. For temporary defensive purposes, the Fund may invest up to 20% of its total assets in money market funds and the following money market securities, denominated in U.S. dollars or in the currency of any foreign country, issued by entities organized in the U.S. or any foreign country: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's or A or better by S&P or, if unrated, of comparable quality as determined by the Subadviser; obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities.

     REPURCHASE AGREEMENTS. For temporary defensive purposes and for cash management purposes, the Fund may enter into repurchase agreements with U.S. banks and broker-dealers. A repurchase agreement involves the obligation of the seller to pay the agreed upon price which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Under a repurchase agreement, the Fund acquires a security from a U.S. bank or a registered broker-dealer who simultaneously agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return, which is not tied to the coupon rate on the underlying security. Under the 1940 Act, repurchase agreements are considered to be loans collateralized by the underlying security and therefore will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security declines, as well as incur disposition costs in liquidating the security.

     The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.


     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Subadviser.

     BORROWING. As a fundamental policy, the Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities. Under the Investment Company Act of 1940, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     SECURITIES LENDING. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities or irrevocable letters of credit) in an amount at least equal (on a daily market-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to retain any voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.


     Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Subadviser to be of good standing. Furthermore, they will only be made if in the Subadviser's judgment the consideration to be earned from such loans would justify the risk.

     The Subadviser understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g. U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment as well as the security loaned to market forces (i.e. capital appreciation or depreciation).

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Subadviser will be able to anticipate or counter these potential events.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.


     ADR's are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDR's and GDR's are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Fund's investment policies, the Fund's investments in depositary receipts will be deemed to be investments in the underlying securities.

     OPTIONS ON SECURITIES OR INDICES. The Fund may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. An option on a security is a contract that permits the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund may write a call or put option to generate income, and will do so only if the option is "covered." This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if the Fund maintains liquid assets with a value at least equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price.


     FOREIGN CURRENCY TRANSACTIONS. The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity or may hold the contract to maturity and complete the contemplated currency exchange. The Fund will generally not enter into a forward contract with a term of greater than one year.

     The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

     In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a settlement hedge or transaction hedge.

     The Subadviser expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency even if the specific investments have not yet been selected by the Subadviser.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


     The Fund will not enter into forward contracts if, as a result, the Fund will have more than 20% of its total assets committed to the consummation of such contracts. Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.


     Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC, guidelines the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes including settlement hedges position hedges and proxy hedges.

     Successful use of forward currency contracts will depend on the Subadviser's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Subadviser anticipates. For example, if a currency's value rose at a time when the Subadviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Subadviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Subadviser increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the Subadviser's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund will not: (a) sell futures contracts, purchase put options or write call options if, as a result, more than 50% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. The value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Fund's investments in futures contracts and options and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.


     FUTURES CONTRACTS. For hedging purposes only, the Fund may buy and sell financial futures contracts, stock index futures contracts, foreign currency futures contracts and options on any of the foregoing. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

     When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "Asset Coverage for Futures and Options Positions."

     When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.


     Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option s strike price.

     A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.


     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.


     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. The Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.


     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Fund may enter into short sales "against the box" with respect to stocks it owns or has the right to obtain. For example, if the Subadviser anticipates a decline in the price of a stock it owns or has the right to obtain, it may sell the stock short "against the box" by borrowing the stock from a broker and then selling the borrowed stock. The Fund is then obligated to replace the borrowed stock, but is able to close the open short position by making delivery of the stock it owns or has the right to obtain. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities under normal circumstances.

     When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.


     CLOSED-END INVESTMENT COMPANIES. Some countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

     OPEN-END INVESTMENT COMPANIES. The Fund may invest in money market funds, which are open-end investment companies, and foreign open-end investment companies. The Fund may also invest all of its assets in an open-end investment company having substantially the same investment objective as the Fund (See "Investment Objectives and Policies"). Some countries have authorized the formation of open-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Fund may invest up to 5% of the value of its total assets in the securities of any single open-end investment company and up to 10% of the value of its total assets in the securities of all open-end investment companies in which the Fund invests.

     The Fund and any "affiliated persons" (as defined in the 1940 Act) may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying open-end investment company. Accordingly, when affiliated persons hold shares of any of the underlying open-end investment companies, the Fund's ability to invest fully in shares of those open-end investment companies is restricted, and the Subadviser must then, in some instances, select alternative investments that would not have been its first preference.

     The 1940 Act also provides that an underlying open-end investment company whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying open-end investment company's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying open-end investment company's outstanding securities therefore, will be considered not readily marketable securities which together with other such securities may not exceed 15% of the Fund's assets.

     Investment decisions by the investment advisors of the underlying open-end investment companies are made independently of the Fund and its Subadviser. Therefore, the investment advisor of one underlying open-end investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such investment company. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

     By investing in an open-end investment company indirectly through the Fund, an investor will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying open-end investment company. In addition, a shareholder of the Fund indirectly bears any expenses paid by an underlying open-end investment company related to the distribution of its shares.

     PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's securities, excluding securities having a maturity at the date of purchase of one year or less.

     High transaction costs could result when compared with other funds. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund.

     The portfolio turnover rate for the Fund for the year ended December 31, 1998 was 86% (13% for the period from inception on September 2, 1997 through December 31, 1997). The Fund's portfolio turnover rate increased in 1998, its first full calendar year of operation, because the Fund was in existence for only four months during 1997.

                               RISK CONSIDERATIONS

     As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, you may anticipate that the value of the shares of the Fund will fluctuate with movements in the broader equity and bond markets. A decline in the stock market of any country in which the Fund is invested may also be reflected in declines in the price of the shares of the Fund. Changes in currency valuations will also affect the price of the shares of the Fund. History reflects both decreases and increases in stock markets and currency valuations, and these may occur unpredictably in the future. The value of debt securities held by the Fund generally will vary inversely with changes in prevailing interest rates. Additionally, investment decisions made by the Subadviser will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

     The Fund has the right to purchase securities in any foreign country, developed or developing. You should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets. See "Foreign Investments." There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock market movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investment in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investment in developed countries.

     Brokerage commissions, custodial services, and other costs relating to investment in developing markets are generally more expensive than in the U.S. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlement has been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Prior governmental approval of non-domestic investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

     Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

     The Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange transactions (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

     Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

     Use of futures contracts and related options is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Use of futures or options contracts is further dependent on the Subadviser's ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or securities indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price.

     There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in this Statement of Additional Information.


                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Subadviser pursuant to authority contained in the investment advisory agreement and investment subadvisory agreement. The Subadviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Subadviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of Fund expenses.

     The Fund's brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the markets and principal exchanges of such countries. Foreign markets are generally not as developed as those located in the United States, which may result in higher transaction costs, delayed settlement and less liquidity for trades effected in foreign markets. Transactions on foreign exchanges are usually subject to fixed commissions that generally are higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

     The Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund or other accounts over which the Subadviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Subadviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Subadviser's investment staff based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Subadviser in rendering investment management services to the Fund or the Subadviser's other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Subadviser clients may be useful to the

Subadviser in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Subadviser's normal independent research activities; however, it enables the Subadviser to avoid the additional expenses that could be incurred if the Subadviser tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, the Subadviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Subadviser's overall responsibilities to the Fund and its other clients. In reaching this determination, the Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Subadviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-Partners' funds or Flex-funds' funds to the extent permitted by law.

     The Subadviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Subadviser under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees periodically review the Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     From time to time, the Trustees will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

     The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

     Although the Trustees and officers of the Trust are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Fund are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees that the desirability of retaining the Manager as investment adviser to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     The Fund may effect transactions in its portfolio securities on securities exchanges on a non-exclusive basis through Adviser Dealer Services, Inc., the distributor of the Fund's shares and an affiliate of the Manager (the "Distributor"), in its capacity as a broker-dealer.



     Brokerage commissions paid by the Fund on the purchase and sale of securities amounted to $73,916 for the year ended December 31, 1998 ($51,807 for the period from the Fund's inception on September 2, 1997 through December 31,
1997).



                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed income securities are valued primarily by a pricing service that uses direct exchange quotes and a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange (NYSE).

     The values of any such securities held by the Fund are determined as of such time for the purpose of computing the Fund's net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. The Manager gathers all exchange rates daily at approximately 3:00 p.m. Eastern time using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE


     The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Morgan Stanley Capital International - Europe Australia, Far East (EAFE) Index, the Morgan Stanley Capital International Emerging Markets Free Index, or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     TOTAL RETURN CALCULATIONS. The Fund may provide period and average annualized "total return" quotations. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smoothes out variations in performance and takes into account any applicable initial or contingent deferred sales charges.


     Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time but changes from year to year and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns yields and other performance information may be quoted numerically, or in a table graph, or similar illustration.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

               P(1+T)(to the nth power) = ERV
               P = initial investment of $1,000
               T = average annual total return
               n = Number of years
               ERV = ending redeemable value at the end of the base period

INTERNATIONAL EQUITY FUND:


                                               TOTAL RETURN

                                                               Since Inception
                                        1 Year                  (1.334 Years)
                                      Period Ended               Period Ended
                                    DECEMBER 31,1997          DECEMBER 31, 1998

Value of Account
  At end of Period                  $  1,129.11                $ 1,100.28

Value of Account

  At beginning of                      1,000.00                  1,000.00
                                       --------                  --------

Base Period Return                  $    129.11                $   100.28

Average Total Return                     12.92%                     7.46%

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

     Unmanaged indexes that the Fund may use include the following:

     MORGAN STANLEY CAPITAL INTERNATIONAL -- SELECT EMERGING MARKETS INDEX -- is an unpublished index which includes common stocks of companies located in the countries 12 emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL -- EAFE (FREE) INDEX -- is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

     MSCI EMF INDEX -- an arithmetic, market value-weighted average of the performance of securities listed on the stock exchanges of twenty-two developing countries.

     MSCI EAFE + SELECT EMF INDEX -- an arithmetic, market value-weighted average of the performance of securities listed on the stock markets of Europe, Australia, the Far East and fourteen developing countries.

     FT - ACTUARIES WORLD INDEX -- includes approximately 2,400 securities from 24 countries including the U.S.

     FT - ACTUARIES EURO-PACIFIC INDEX -- a subset of the FT Actuaries World Index, which excludes companies in the U.S., Canada, Mexico and South Africa.

     SALOMON-RUSSELL PRIMARY MARKET INDEX -- consists of the approximately 700 largest stocks within 23 countries.

     SALOMON-RUSSELL EXTENDED MARKET INDEX -- consists of approximately 1,000 medium and small capitalization stocks from 23 countries.

     SALOMON-RUSSELL BROAD MARKET INDEX -- consists of all of the stocks within the Primary Market Index and the Extended Market Index.

     RUSSELL UNIVERSE OF NON-U.S. EQUITY PORTFOLIOS -- a universe of separate accounts and pooled funds available to U.S. investors, which invest in international equities.

     RUSSELL UNIVERSE OF WORLD EQUITY PORTFOLIOS -- a universe of equity-oriented global portfolios.

     LIPPER INTERNATIONAL UNIVERSE -- a universe of mutual funds that invest in international equities.

     LIPPER DIVERSIFIED INTERNATIONAL UNIVERSE -- a universe of mutual funds that invest in international equities from more than one country.

     LIPPER INTERNATIONAL AVERAGE -- the average return of the portfolios included in the Lipper International Universe.

     LIPPER DIVERSIFIED INTERNATIONAL AVERAGE -- the average return of the portfolios included in the Lipper Diversified International Universe.

     STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. stock market.

     WILSHIRE 5000 EQUITY INDEX -- consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

     WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

     SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     BARING EMERGING MARKETS INDEX -- a diversified index of approximately 250 relatively liquid stocks from 13 emerging market countries.

     SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury and agency issues and mortgage pass-through securities.

     SHEARSON LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

     NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

     COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

     LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings: New Year's Day, Martin Luther King Day (observed), Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holiday schedule at any time.

     The Fund's net asset value is determined as of 3:00 p.m. Eastern time. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

     Shareholders of the Fund will be able to exchange their shares for Class A shares of any mutual fund that is a series of The Flex-Partners (each a "Flex-Partners Fund"), and shares of The Flex-funds Money Market Fund. No fee or sales load will be imposed upon the exchange. Shareholders of The Flex-funds Money Market Fund who acquired such shares upon exchange of shares of the Fund may use the exchange privilege only to acquire shares of the Fund or Class A shares of a Flex-Partners Fund.

     Additional details about the exchange privilege and prospectuses for each of the Flex-Partners Funds and The Flex-funds Money Market Fund are available from the Fund's Transfer Agent. The exchange privilege may be modified terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. The 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice to refuse exchange purchases by any person or group if, in the Subadviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases shares of the Fund concurrently with Class A shares of other series of the Trust, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy Shares - Cumulative Quantity Discount" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

          (a)  an individual;

          (b)  the individual's spouse, their children and their parents;

          (c)  the individual's Individual Retirement Account (IRA);

          (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

          (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

          (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and


          (g) one or more employee benefit plans of a company controlled by an individual.

     The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and Class A shares of other Flex-Partners Funds to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How Net Asset Value is Determined" in the Prospectus. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in the retirement and group plans described below under "Flex-Partners Retirement Plans."

     LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and Class A shares of other Flex-Partners Funds. All shares of the Fund and Class A shares of other Flex-Partners Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in retirement and group plans described below under "Flex-Partners Retirement Plans."

     A Letter of Intent permits a purchase to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in escrow in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended).

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. See "Shareholder Investment Account - Automatic Reinvestment of Dividends and/or Distributions" above. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to the purchase of shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES


     DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. The International Equity Fund's dividends, if any, will be declared payable to shareholders on at least an annual basis. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.


     A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.


     If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Subadviser may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Subadviser with alternate instructions.

     FOREIGN TAXES. Foreign governments may impose taxes on the International Equity Fund and its investments and these taxes generally will reduce the International Equity Fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the International Equity Fund, but will also show the amount of the available offsetting credit or deduction.

     TAX STATUS OF THE FUND. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of The Flex-Partners Trust for federal income tax purposes.

     The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     The International Equity Fund qualified as a "regulated investment company" for each of the last two fiscal years.

     If the Fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on the Portfolio with respect to deferred taxes arising from such distributions or gains.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Fund.

     Pursuant to the Investment Advisory Contract with the Fund, the Manager, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated objective and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Agreement and the Manager is free to, and does, render management services to others.

     The Investment Advisory Contract for the Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Trustees of the Trust, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates or Commercial Union Investment Management, Limited; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     Expenses of the Fund also include all fees under its Accounting and Administrative Service Agreement; expenses of meetings of shareholders and Trustees; the advisory fees payable to the Manager under the Investment Advisory Contract and other miscellaneous expenses.

     The Manager earns an annual fee at the rate of 1% of the average net assets of the Fund, payable in monthly installments.



     For the year ended December 31, 1998, the Fund paid investment advisory fees to the Manager totaling $160,304 ($36,268 for the period from the Fund's inception on September 2, 1997 through December 31, 1997).


     The Manager has agreed to reduce its fees and/or absorb expenses to limit the fund's total annual operating expenses to 2.00%. The Manager may terminate this agreement after December 31, 1999.


     For the year ended December 31, 1998, the Manager reimbursed expenses totaling $27,903 in the International Equity Fund.


     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MII conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meeder and Wesley F. Hoag is an officer of the Trust and each Portfolio. Mr. Robert S. Meeder, Sr. is a director of the Distributor. Mr. Voelker is President and a director of the Distributor. Messrs. Donald F. Meeder and Craver are officers of the Distributor.

     The Manager and Subadviser may use their resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fees for this service.


                              INVESTMENT SUBADVISER


     Commercial Union Investment Management, Limited ("CUIM"), St. Helen's, 1 Undershaft, London, England EC3P 3DQ, serves as the Fund's Subadviser. CUIM is a wholly-owned subsidiary of CGU plc., an international insurance and financial services organization that was formed by the recent merger of Commercial Union and General Accident. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager, not the Fund, pays the Subadviser a fee, computed daily and payable monthly, in an amount equal to 100% of the investment advisory fees received by the Manager under its investment advisory contract with the Fund with regard to the first $10 million of average net assets of the Fund, 30% of such advisory fees received by the Manager with regard to the next $10 million of average net assets of the Fund and 65% of such advisory fees received by the Manager with regard to average net assets of the Fund greater than $20 million.


     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by the Manager, the Subadviser, the Trustees or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 60 days' written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Trustees, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Fund.


     As of January 31, 1999, the Subadviser owned beneficially and of record 64% of the issued and outstanding shares of the Fund. As a result, the Subadviser controls the Fund. Because of this control, the Subadviser could prevent a change in the investment advisers or subadvisers (including the Subadviser itself) of the Fund that is favored by other shareholders. The Subadviser could also cause a change in the investment advisers or subadvisers of the Fund that is opposed by other shareholders.

                              TRUSTEES AND OFFICERS

     The Trust is managed by its trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for other funds advised by the Manager, including The Flex-funds and the corresponding portfolios of The Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Trust, the Manager, the Subadviser or other subadvisers are indicated by an asterisk (*).

     The Trust is managed by its Trustees and officers. Their names, positions and principal occupations during the past five years are listed below:


NAME, ADDRESS AND AGE         POSITION HELD        PRINCIPAL OCCUPATION


ROBERT S. MEEDER, SR.*+, 70   Trustee/President    Chairman of R. Meeder &
                                                   Associates, Inc., an
                                                   investment adviser; Chairman
                                                   and Director of Mutual Funds
                                                   Service Co., the Fund's
                                                   transfer agent; Director of
                                                   Adviser Dealer Services,
                                                   Inc., the Fund's distributor.

MILTON S. BARTHOLOMEW, 70     Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                        practicing attorney in
Worthington, OH  43235                             Columbus, Ohio; member of
                                                   each Fund's Audit Committee.

ROGER D. BLACKWELL, 58        Trustee              Professor of Marketing and
Blackwell Associates, Inc.                         Consumer Behavior, The Ohio
3380 Tremont Road                                  State University; President
Columbus, OH  43221                                of Blackwell Associates,
                                                   Inc., a strategic consulting
                                                   firm.

ROBERT S. MEEDER, JR.*, 38    Trustee and          President of R. Meeder &
                              Vice President       Associates, Inc.

WALTER L. OGLE, 60            Trustee              Executive Vice President of
400 Interstate North Parkway                       Aon Consulting, an employee
Suite 1630                                         benefits consulting group.
Atlanta, GA  30339

CHARLES A. DONABEDIAN, 56     Trustee              President, Winston Financial,
Winston Financial, Inc.                            Inc., which provides a
200 TechneCenter Drive                             variety of marketingand
Suite 200                                          consulting services to
Milford, OH  45150                                 investment management
                                                   companies; CEO, Winston
                                                   Advisors, Inc., an investment
                                                   adviser.

JAMES W. DIDION, 68           Trustee              Retired; formerly Executive
8781 Dunsinane Drive                               Vice President of Core
Dublin, OH  43017                                  Source, Inc., an employee
                                                   benefit and Workers'
                                                   Compensation administration
                                                   and consulting firm
                                                   (1991-1997).

JACK W. NICKLAUS II, 38       Trustee              Designer, Nicklaus Design,
11780 U.S. Highway #1                              a golf course design firm and
North Palm Beach, FL 33408                         division of Golden Bear
                                                   International, Inc.

PHILIP A. VOELKER*+, 45       Trustee and Vice     Senior Vice President and
                              President            Chief Investment Officer of
                                                   R. Meeder & Associates, Inc.;
                                                   President and a Director of
                                                   Adviser Dealer Services, Inc.

JAMES B. CRAVER*, 55          Assistant Secretary  Assistant Secretary and
42 Miller Hill Road                                Assistant Treasurer of
Box 811                                            Adviser Dealer Services,
Dover, MA  02030                                   Inc.; Practicing Attorney;
                                                   Special Counsel to
                                                   Flex-Partners, Flex-funds
                                                   and their Portfolios; Senior
                                                   Vice President of Signature
                                                   Financial Group, Inc.
                                                  (January 1991 to August 1995).

DONALD F. MEEDER*+, 60        Secretary/Treasurer  Vice President of R. Meeder &
                                                   Associates, Inc.; Secretary
                                                   of Mutual Funds Service Co.,
                                                   the Fund's transfer agent;
                                                   Secretary of Adviser Dealer
                                                   Services, Inc.

WESLEY F. HOAG*+, 42          Vice President       Vice President and General
                                                   Counsel of R. Meeder &
                                                   Associates, Inc. and Mutual
                                                   Funds Service Co. (since July
                                                   1993); Attorney, Porter,
                                                   Wright, Morris & Arthur, a
                                                   law firm (October 1984 to
                                                   June 1993).

RICHARD A. CLEMENS*+, 31      Assistant Treasurer  Manager/Financial Reporting,
                                                   Mutual Funds Service Co.
                                                   (since March 1997), the
                                                   Funds' transfer agent;
                                                   Manager, Financial
                                                   Administration, BISYS Fund
                                                   Services (May 1995 to
                                                   February 1997); Supervising
                                                   Senior Accountant, Ernst &
                                                   Young LLP (October 1990 to
                                                   May 1995)


* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.


     The following table shows the compensation paid by the Fund and Fund Complex as a whole to the Trustees of the Fund and the Fund Complex during the fiscal year ended December 31, 1998.

                               COMPENSATION TABLE


                                       Pension or                 Total
                                       Retirement                 Compensation
                                       Benefits                   from
                        Aggregate      Accrued as  Estimated      Registrant and
                        Compensation   Part of     Annual         Fund Complex
TRUSTEE                 from the       Portfolio   Benefits Upon  Paid TO
                        FUND(1)        EXPENSE     RETIREMENT     TRUSTEE(1)(2)
                        -----------    -------     -------------  -----------

Robert S. Meeder, Sr.   None           None        None           None

Milton S. Bartholomew   $1,050         None        None           $13,525

Robert S. Meeder, Jr.   None           None        None           None

John M. Emery           $  773         None        None           $ 9,867

Richard A. Farr         $  764         None        None           $ 9,367

Russel G. Means         $  514         None        None           $ 7,867

Walter L. Ogle          $1,066         None        None           $14,525

Philip A. Voelker       None           None        None           None

Roger A. Blackwell      $1,050         None        None           $13,525

Charles A. Donabedian   $  809         None        None           $12,525

James Didion            None           None        None           None

Jack W. Nicklaus II     $  533         None        None           $ 6,325

William L. Gurner       None           None        None           None

Lowell G. Miller        None           None        None           None

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 1998, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $542, Roger A. Blackwell - $1,050, Charles A. Donabedian - $809, and Jack W. Nicklaus II - $533.

2 The Fund Complex consists of 15 investment companies.


     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios and the Fund. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio and the Fund based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios and the Fund, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio and the Fund's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for each of The Flex-Partners and The Flex-funds Trusts, and the Portfolios are paid $500 for each Committee meeting attended. Trustee fees for the Fund totaled $7,594 for the year ended December 31, 1998 ($2,462 for the period from the Fund's inception on September 2, 1997 through December 31,
1997). All other officers and Trustees serve without compensation from the Trust.


     The Trustees and officers of the Trust own, in the aggregate, less than 1% of the Fund's total outstanding shares.

     SALES CHARGE WAIVERS: Directors, Trustees, officers and full-time employees of the Portfolios, the Flex-Partners trust, the Manager, the Subadvisers or the Distributor, including members of the immediate families of such individuals and employee benefit plans established by such entities, may purchase shares of the funds at net asset value.

                                 THE DISTRIBUTOR

     Adviser Dealer Services, Inc. (the "Distributor"), 6000 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Manager, acts as the distributor of the Class A shares and the Class C shares of the Fund.

     Pursuant to a plan of distribution (the "Plan") adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement) the Distributor incurs the expenses of distributing the Fund's shares. See "Distribution Plans" in the Prospectus.

     Fund shares are sold at net asset value plus the applicable sales charge as shown in the table below. Shares also bear a Rule 12b-1 fee of 0.25% per year (paid to the Distributor, Adviser Dealer Services, Inc.) of their average net asset value. In addition, Fund shares bear an asset based service fee of 0.25% per year. The sales charge on Fund shares is allocated between the investment dealer and Adviser Dealer Services, Inc. as shown below:

                           AS A PERCENTAGE    AS A PERCENTAGE
                           OF OFFERING        OF NET ASSET
                           PRICE OF THE       VALUE OF THE       DEALER'S
                           SHARES             SHARES             SALES
AMOUNT INVESTED            PURCHASED          PURCHASED          CONCESSION
-------------------------------------------------------------------------------
Up to $50,000              5.75%                6.10%             5.25%
$50,001 to $100,000        5.00%                5.26%             4.50%
$100,001 to $249,999       3.75%                3.90%             3.25%
$250,000 to $499,999       2.50%                2.56%             2.00%
$500,000 to $999,999       2.00%                2.04%             1.60%
$1,000,000 or more         none                 none              none

     The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Plan, adopted a plan of distribution for the shares of the Fund. The Plan was approved by shareholders of the Fund.

     The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Fund. The Plan may be amended to increase materially the amounts to be spent for the services described therein without approval by shareholders and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Fund will not be contractually obligated to pay expenses incurred under the Plan if it is terminated or not continued.

     Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

     The table below states the amounts paid under the Fund distribution plan for the year ended December 31, 1998.

                   DISTRIBUTION PLAN EXPENSES PAID BY THE FUND

TYPE OF EXPENSE                                      AMOUNT PAID


Advertising                                          $    0
Printing and Mailing of Prospectuses                 $    0
Compensation to Underwriters                         $9,890
Compensation to Broker-Dealers                       $   22
Compensation to Sales Personnel                      $    0
Interest, carrying, or other financial charges       $    0
                                                     ---------
Total                                                $9,912


     Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act and the Investment Company Act of 1940. The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees.

     The Distributor for the Fund, is an affiliated person of the Manager and the Fund and received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 1998.


Name of            Net Underwriting  Compensation of
Principal          Discounts and     on Redemptions    Brokerage    Other
UNDERWRITER        COMMISSIONS       AND REPURCHASES   COMMISSIONS  COMPENSATION
-----------        -----------       ---------------   -----------  ------------
Adviser Dealer
Services, Inc.       $10,040            $5,715            $0           $0



                         FLEX-PARTNERS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution;

penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $30,000 for 1998. If you are married and file a joint tax return, your AGI Threshold Level is $50,000 for 1998. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

      ($10,000* - EXCESS AGI )    Maximum Allowable    =  Deduction
       ---------------------   X      Deduction            Limit
             $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

   *For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER


     Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Muirfield Investors, Inc. and a sister company of R. Meeder & Associates, Inc., provides accounting, stock transfer, dividend disbursing, and shareholder services to the Fund. The minimum annual fee for accounting services for the Fund is $30,000. Subject to the applicable minimum fee, the Fund's annual fee, payable monthly, is computed at the rate of 0.03% of the first $100 million, 0.02% of the next $150 million, and 0.01% in excess of $250 million of the Fund's average net assets. Subject to a $4,000 annual minimum fee, the Fund will incur an annual fee of the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

     Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of
 .05% of the Fund's average net assets subject to a minimum annual fee of $30,000. These fees are reviewable annually by the Trustees of the Trust.


     For the year ended December 31, 1998, total payments to Mutual Funds Service Co. by the Fund amounted to $54,458 ($15,515 for the period from the Fund's inception on September 2, 1997 through December 31, 1997).



     General Counsel for the Manager performed substantially all of the legal services in connection with the organization and registration of the Fund with the Securities and Exchange Commission. The Fund paid the Manager $25,415 for these legal services.

                             ADDITIONAL INFORMATION

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of the assets of the Fund. The custodian is responsible for the safekeeping of the Fund's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215, serves as the trust's independent auditors. The auditors audit financial statements for the Fund and provide other assurance, tax, and related services.

                              FINANCIAL STATEMENTS

     The financial statements for the Fund are presented on the following pages.

                             Growth Stock Portfolio
                Portfolio of Investments as of December 31, 1998


INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

   COMMON STOCKS - 94.3%

      ADVERTISING SALES - 0.4%
      Outdoor Systems, Inc. #                           7,600 $       228,000

      AEROSPACE/DEFENSE - 1.3%
      B.F. Goodrich Co.                                 1,891          67,840
      Boeing Co.                                        3,900         127,481
      General Dynamics Corp.                              440          25,960
      Lockheed Martin Corp.                               820          69,495
      Northrup Grumman Corp.                              250          18,281
      Raytheon Co. - Class B #                          2,000         106,500
      Textron, Inc.                                     1,240          94,163
      United Technologies Corp.                         1,480         160,950
                                                                      670,670

      AIR TRANSPORTATION - 0.3%
      AMR Corp. #                                         910          54,031
      Delta Air Lines, Inc.                               770          40,040
      Southwest Airlines                                1,685          38,228
      USAir Group #                                       470          24,440
                                                                      156,739

      ALUMINUM - 0.2%
      Aluminum Company of America                       1,230          91,712

      AUTO & TRUCK - 1.5%
      Ford Motor Co.                                    6,500         381,469
      General Motors Corp.                              5,000         357,812
      TRW, Inc.                                           620          34,759
                                                                      774,040

      BANKING - 0.2%
      Washington Mutual Savings Bank                    2,303          88,378

      BEVERAGE--ALCOHOLIC - 0.6%
      Anheuser-Busch Cos., Inc.                         2,400         157,500
      Canadaigua Wine Co. #                             2,400         138,750
                                                                      296,250

      BEVERAGE--SOFT DRINK - 1.8%
      Coca-Cola Co.                                     6,000         402,000
      Pepsico, Inc.                                     7,300         298,388
      Whitman Corp.                                     9,400         238,525
                                                                      938,913

      BUILDING MATERIALS - 0.2%
      Crane Co.                                           495          14,943
      Masco Corp.                                       1,860          53,475
      Willbros Group #                                  1,500           8,344
                                                                       76,762


      CAPITAL GOODS - 0.1%
      Ingersoll-Rand                                      611          28,870

      CHEMICAL--DIVERSIFIED - 1.1%
      Air Products & Chemicals, Inc.                    1,550          62,000
      E.I. du Pont de Nemours & Co.                     4,780         255,730
      Monsanto Corp.                                    2,950         140,125
      Praxair, Inc.                                     1,140          40,185
      Rohm & Haas Co.                                   1,685          50,761
                                                                      548,801

      CHEMICAL--SPECIALTY - 0.1%
      Sigma Aldrich                                       910          26,731

      COMMERCIAL SERVICES - 0.1%
      Dun & Bradstreet                                  1,470          46,397

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      COMPUTERS & PERIPHERALS - 4.5%
      Allied Waste Industries, Inc. #                   1,260          29,768
      Compaq Computer Corp.                             8,850         371,700
      Dell Computer Corp. #                             6,100         446,444
      EMC Corp./Mass #                                  2,825         240,125
      Gateway 2000, Inc. #                                600          30,712
      IBM                                               4,890         901,594
      Micron Technology, Inc. #                         1,270          64,214
      Seagate Technology, Inc. #                        1,470          44,468
      Sun Microsystems #                                1,880         160,975
                                                                    2,290,000

      COMPUTER SOFTWARE & SERVICES - 4.6%
      America Online, Inc. #                              210          32,550
      BMC Software, Inc. #                              1,260          56,149
      Ceridian Co. #                                      420          29,321
      Computer Associates International, Inc.           2,895         123,399
      Computer Sciences Corp. #                           600          38,550
      Electronic Data System Corp.                      1,700          85,319
      Microsoft Corp. #                                12,110       1,679,506
      National Data Corp.                                 770          37,489
      Network Associates, Inc. #                          400          26,500
      Novell, Inc. #                                    1,800          32,625
      Oracle Corp. #                                    4,940         213,038
      Parametric Technology Co. #                       1,400          22,750
                                                                    2,377,196

      CONSTRUCTION - 0.1%
      Centex Corp.                                        830          37,402

      CONSUMER NON-DURABLE - 2.7%
      Fortune Brands, Inc.                              7,800         246,675
      Haggar Corp.                                     11,500         131,531
      Procter & Gamble Co.                             10,000         913,125
      Tupperware Corp.                                  6,500         106,844
                                                                    1,398,175

      CONTAINERS - METAL/GLASS - 0.0%
      Crown Cork & Seal Co., Inc.                         670          20,644

      COPPER - 0.0%
      Phelps Dodge Corp.                                  380          19,332

      COSMETICS - 1.3%
      International Flavors & Fragrances, Inc.          6,700         296,056
      Playtex Products, Inc. #                         23,300         374,256
                                                                      670,312

      DATA PROCESSING - 0.6%
      Automatic Data Processing, Inc.                   1,800         144,337
      Fiserv, Inc. #                                      920          47,323
      First Data Corp.                                  2,820          89,888
                                                                      281,548

      DIVERSIFIED - 1.2%
      Allied Signal, Inc.                               2,190          97,044
      Minnesota Mining & Manufacturing Co.              1,650         117,356
      National Service Industries                         500          19,000
      Norfolk Southern Corp.                            1,830          57,988
      PPG Industries, Inc.                              1,130          65,752
      Tyco International                                3,483         262,749
                                                                      619,889

      DRUG - 8.2%
      Abbott Labs                                       6,700         328,300
      Bristol Myers Squibb                              5,940         794,846
      Elan Corp. plc #                                    451          31,507
      Eli Lilly & Co.                                   4,290         381,274
      Merck & Co., Inc.                                 5,800         855,500
      Pfizer, Inc.                                      7,780         972,500
      Schering Plough Corp.                            10,500         580,125
      Warner Lambert Co.                                3,730         280,449
                                                                    4,224,501

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      DRUGSTORE - 0.1%
      Longs Drug Stores                                 2,000          75,000

      ELECTRIC--INTEGRATED - 0.4%
      Edison International                              1,830          51,011
      FPL Group, Inc.                                     860          52,998
      Texas Utilities Co.                               1,930          90,107
                                                                      194,116

      ELECTRIC UTILITY - 0.6%
      AES Corp.                                         3,850         182,394
      American Electric Power, Inc.                       740          34,826
      Duke Power Co.                                    1,690         108,266
                                                                      325,486

      ELECTRICAL EQUIPMENT - 3.3%
      General Electric Corp.                           16,519       1,684,938


      ELECTRONIC COMPONENT SEMICONDUCTORS - 3.3%
      Applied Materials, Inc. #                         1,880          80,252
      Intel                                             9,880       1,171,398
      KLA -Tencor Corp. #                                 700          30,362
      Linear Tech Corp.                                   250          22,391
      Motorola, Inc.                                    2,960         180,745
      STMicroelectronic NV #                              250          19,516
      Texas Instruments, Inc.                           2,300         196,938
                                                                    1,701,602

      ELECTRONIC COMPONENTS - 0.4%
      AMP, Inc.                                           900          46,856
      Emerson Electric                                  2,544         153,912
                                                                      200,768

      ELECTRONICS - 0.1%
      Rockwell International Corp.                      1,360          66,045

      FINANCE - 9.4%
      Banc One Corp.                                    8,926         455,784
      Bank of Boston Corp.                              3,300         128,494
      Chase Manhattan Corp.                             3,900         276,900
      Citigroup, Inc,                                   7,997         397,351
      Equifax, Inc.                                     1,250          42,734
      Federal Home Loan Mortgage Corp.                  5,700         367,294
      Federal National Mortgage Corp.                   6,600         488,400
      First Union Corp.                                 7,968         484,554
      Fleet Financial Group, Inc.                       3,100         138,531
      Lehman Brothers Holdings, Inc.                    1,500          66,094
      Mellon Bank Corp.                                 3,600         247,500
      Merrill Lynch & Co.                                 800          53,400
      Morgan Stanley Dean Witter & Co.                  1,800         127,800
      Metris Cos., Inc.                                 2,200         110,687
      PNC Bank Corp.                                    3,100         167,400
      Providian Financial Corp.                         7,350         551,250
      Ryder Systems, Inc.                                 360           9,360
      SunTrust Banks, Inc.                                900          68,850
      Wells Fargo & Co.                                15,900         635,006
                                                                    4,817,389

      FINANCIAL SERVICES - 3.9%
      American Express Co.                              1,700         174,250
      Associates First Capital                         10,400         440,700
      Avery Dennison Corp.                                620          27,939
      BankAmerica Corp.                                10,214         614,117
      Capital One Financial Corp.                       6,200         713,000
      H&R Block, Inc.                                   1,370          61,650
                                                                    2,031,656

      FOOD - MISCELLANEOUS - 0.5%
      International Home Foods, Inc. #                 14,900         251,437

      FOREST PRODUCTS - 0.2%
      Georgia Pacific Corp.                               430          25,182
      Weyerhauser Co.                                   1,120          56,910

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

     Willamette Industries, Inc.                         640          21,440
                                                                      103,532

      HEALTH - 1.4%
      American Home Products                            5,670         319,646
      Johnson & Johnson                                 5,040         422,730
                                                                      742,376

      INSTRUMENTS--CONTROLS - 0.2%
      Honeywell, Inc.                                     500          37,656
      Parker Hannifin Corp.                             1,770          57,967
                                                                       95,623

      INSTRUMENTS--SCIENTIFIC - 0.0%
      Perkin Elmer Corp.                                  190          18,537

      INSURANCE--LIFE - 0.5%
      AFLAC, Inc.                                       2,000          87,750
      SunAmerica, Inc.                                  2,000         164,000
                                                                      251,750

      INSURANCE--MULTILINE - 1.6%
      Allstate                                          4,400         169,400
      American International Group                      6,725         649,803
                                                                      819,203

      MACHINERY - 0.4%
      Caterpillar, Inc.                                 1,499          68,954
      Deere & Co.                                       2,484          81,662
      Dover Corp.                                         840          30,765
      Lancer Corp. #                                    3,700          40,700
                                                                      222,081

      MACHINERY--CONSTRUCTION & MINING - 0.2%
      Case Corp.                                        3,192          69,626
      Halliburton Co.                                   1,900          56,287
                                                                      125,913

      MANUFACTURING - 0.2%
      Corning, Inc.                                     1,110          49,950
      Mueller Industries, Inc. #                        1,750          35,547
      Owens Illinois #                                    780          23,888
                                                                      109,385

      MARKETING SERVICES - 0.1%
      Omnicom Group, Inc.                               1,135          65,830

      MATERIALS & SERVICES - 0.7%
      Champion International Corp.                        425          17,213
      Dana Corp.                                          970          39,649
      Deluxe Corp.                                        910          33,272
      Ecolab, Inc.                                      1,970          71,289
      Hercules, Inc.                                      660          17,985
      Illinois Tool Works, Inc.                         1,730         100,340
      Service Corp. International                       1,570          59,758
      Sherwin-Williams Co.                              1,070          31,431
                                                                      370,937

      MEDICAL PRODUCTS - 1.0%
      Algos Pharmaceutical Corp. #                      2,240          58,240
      Amgen, Inc. #                                       900          94,106
      Centor, Inc. #                                    1,500          67,688
      GelTex Pharmaceuticals, Inc. #                    5,140         116,293
      IDEC Pharmaceuticals Corp. #                      1,020          47,940
      MedImmune, Inc. #                                 1,550         154,128
                                                                      538,395

      MEDICAL SERVICES - 0.8%
      Columbia/HCA Healthcare Corp.                     2,620          64,845
      Genzyme Corp. #                                   2,050         101,987
      Genzyme Molecular Oncology #                          1               2
      HBO & Co.                                         3,940         113,029
      IMS Health, Inc.                                    540          40,736
      Shared Medical Systems                              490          24,439
      Tenet Healthcare Corp. #                          1,820          47,775
                                                                      392,813

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      MEDICAL SUPPLIES - 0.5%
      Boston Scientific Co. #                           1,000          26,813
      IDEXX Laboratories, Inc. #                        1,370          36,862
      Medtronic, Inc.                                   2,860         212,444
                                                                      276,119

      MINING - 0.1%
      Barrick Gold Corp.                                2,090          40,755
      Newmont Mining Corp.                              1,510          27,558
                                                                       68,313

      MULTIMEDIA - 0.5%
      CBS Corp. #                                       7,300         239,531


      NATURAL GAS DISTRIBUTOR - 0.1%
      Williams Companies, Inc.                          1,300          40,544

      NETWORKING PRODUCTS - 1.6%
      3Com Corp. #                                      1,900          85,144
      Cisco Systems, Inc. #                             8,027         745,006
                                                                      830,150

      OFFICE AUTOMATION & EQUIPMENT - 1.1%
      Hewlett Packard                                   5,770         394,163
      Pitney Bowes, Inc.                                1,325          87,533
      Xerox Corp.                                         890         105,020
                                                                      586,716

      OIL/GAS--DOMESTIC - 1.7%
      Amoco Corp.                                       4,000         238,000
      Atlantic Richfield                                1,100          71,912
      Baker Hughes                                      1,640          28,905
      Burlington Resources                              1,500          53,719
      Devon Energy                                      1,200          36,825
      Enron Corp.                                         400          22,825
      Mobil Corp.                                       4,000         348,500
      Murphy Oil Corp.                                    400          16,500
      Noble Drilling Co. #                              1,300          16,819
      USX Marathon Group                                1,800          54,225
                                                                      888,230

      OIL/GAS--INTERNATIONAL - 2.1%
      Chevron Corp.                                     3,500         290,281
      Exxon Corp.                                      11,050         808,031
                                                                    1,098,312

      OILFIELD SERVICES/EQUIPMENT - 0.4%
      Coastal Corp.                                     1,900          66,737
      Kerr-McGee Corp.                                  1,000          38,250
      Schlumberger LTD                                  2,200         101,888
      Union Pacific Resources                           1,500          13,594
                                                                      220,469

      OIL & NATURAL GAS - 0.4%
      Amerada Hess                                        500          24,875
      K N Energy, Inc. #                                1,100          41,319
      MCN Energy Group, Inc.                            4,840          92,263
      Ocean Energy, Inc. #                              1,560           9,945
      Seagull Energy Corp. #                            2,900          18,306
                                                                      186,708

      PAPER & FOREST PRODUCTS - 0.3%
      Bemis Co., Inc.                                     360          13,657
      Fort James Corp.                                  1,060          42,400
      International Paper                               1,615          72,372
      Mead Corp.                                          840          24,623
                                                                      153,052

      PETROLEUM--INTEGRATED - 1.6%
      Occidental Petroleum Corp.                        1,600          27,000
      Phillips Petroleum                                1,600          68,200

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      Royal Dutch Petroleum                            11,400         545,775
      Texaco                                            2,900         153,700
      Unocal Corp.                                      1,000          29,188
                                                                      823,863

      PROTECTION--SAFETY EQUIPMENT - 0.6%
      Lo-Jack Corp. #                                  25,500         302,812

      PUBLISHING - 0.7%
      The Reader's Digest Association, Inc.            14,000         352,625

      RADIO - 0.8%
      Chancellor Media Corp. #                          4,900         234,587
      Infinity Broadcasting Corp. #                     6,200         169,725
                                                                      404,312

      RAILROAD TRANSPORTATION - 0.3%
      Burlington Northern Santa Fe                      2,370          81,172
      Union Pacific Corp.                               1,240          55,877
                                                                      137,049

      RENTAL--AUTO/EQUIPMENT - 0.6%
      Budget Group Inc. #                               9,400         149,225
      The Hertz Corp.                                   3,600         164,250
                                                                      313,475

      RESTAURANT - 1.2%
      Brinker International, Inc. #                     8,300         239,662
      Wendy's International, Inc.                      17,100         372,994
                                                                      612,656

      RETAIL GROCERY - 0.6%
      Albertsons, Inc.                                  5,000         318,438

      RETAIL STORE - 3.4%
      Kmart #                                          40,000         612,500
      PETsMART, Inc. #                                 22,500         247,500
      Sears, Roebuck & Co.                              5,000         212,500
      WalMart Stores, Inc.                              8,000         651,500
                                                                    1,724,000

      SERVICES - 0.1%
      Paychex, Inc.                                     1,397          71,858

      TELECOMMUNICATION EQUIPMENT - 1.0%
      General Instrument Corp. #                          620          21,041
      Loral Space & Communications Ltd. #               5,460          97,256
      Newbridge Networks Corp. #                        1,700          51,638
      Nokia Corp. - ADR - A                               380          45,766
      Northern Telecom LTD                              2,470         123,500
      P-Com, Inc. #                                     8,760          34,903
      QUALCOMM, Inc. #                                  2,550         132,122
                                                                      506,226

      TELECOMMUNICATION SERVICES - 10.5%
      Airtouch Communications #                         2,730         197,754
      Ameritech Corp.                                   5,510         349,196
      Ascend Communications, Inc. #                     1,280          84,160
      AT&T                                              9,000         681,750
      BCE, Inc.                                         3,420         129,746
      Bell Atlantic Corp.                               7,730         417,420
      BellSouth Corp.                                   9,600         478,800
      Frontier Corp.                                    3,470         117,980
      GTE Corp.                                         4,580         297,700
      Leap Wireless International, Inc. #                 550           3,987
      Lucent Technologies, Inc.                         6,205         682,162
      MediaOne Group, Inc. #                            3,130         147,110
      MCI Communication                                10,288         738,164
      PT Indosat - ADR                                  7,370          90,282
      Qwest Communications International, Inc. #        4,240         212,000

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

      SBC Communications                                7,550         404,869
      Sprint Corp.                                      1,890         158,996
      Sprint Corp. - PCS Group #                          945          21,853
      Tellabs, Inc. #                                     820          56,221
      U.S. West, Inc.                                   1,825         117,941
                                                                    5,388,091

      TOBACCO - 3.2%
      Gallaher Group, plc - ADR                         7,200         195,750
      Imperial Tobacco                                  5,000         105,625
      Philip Morris Companies                          16,900         904,150
      UST, Inc.                                        12,000         418,500
                                                                    1,624,025

      TRANSPORTATION - 0.1%
      FDX Corp. #                                         738          65,820

      TRUCKING/TRANSPORTATION LEASING - 0.1%
      CSX, Corp.                                        1,097          45,525

      WASTE DISPOSAL--NON-HAZARDOUS - 0.3%
      Waste Management, Inc.                            3,048         142,113

--------------------------------------------------------------------------------
   TOTAL COMMON STOCKS
      (Cost 37,878,933 )                                           48,537,106
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 0.8%

   U.S. Treasury Bills
   ** 5.02%, 01/07/99                                   6,000           5,996
   *  4.33%, 02/04/99                                 200,000         199,182
   *  4.37%, 03/04/99                                 200,000         198,470

--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
      (Cost 403,673 )                                                 403,648
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 4.9%

      Prudential Securities, 5.10%, 01/04/99,
      (Collateralized by $2,468,000 FNMA Remic Series
      Pool #93020J, 7.00%, 03/25/23,
      market value - $2,557,465)                    2,509,000       2,509,000

--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENT
      (Cost 2,509,000 )                                             2,509,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
      (Cost 40,791,606 )                                           51,449,754
--------------------------------------------------------------------------------


FUTURES CONTRACTS                                     CONTRACTS      VALUE

   Long, S&P 500 Futures, face amount $2,055,875
   expiring March 1999                                    7         2,179,625

--------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                                             2,179,625
--------------------------------------------------------------------------------

TRUSTEE DEFERRED COMPENSATION***
      Flex-funds Highlands Growth Fund                  230             4,888
      Flex-funds Muirfield Fund                         247             1,702
      Flex-funds Total Return Utilities Fund             30               573
      Flex-Partners International Equity Fund           154             2,234

--------------------------------------------------------------------------------
TOTAL TRUSTEE DEFERRED COMPENSATION
  (Cost 8,594)                                                          9,397
--------------------------------------------------------------------------------

ADR   American Depositary Receipt
FNMA  Federal National Mortgage Association
Remic Real Estate Mortgage Investment Conduit
#  Represents non-income producing securities.
*  Pledged as collateral on futures contracts.
** Pledged as collateral on Letter of Credit.
***Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                             Mutual Fund Portfolio
                Portfolio of Investments as of December 31, 1998


   INDUSTRIES/CLASSIFICATIONS               SHARES OR FACE AMOUNT     VALUE
   --------------------------               ---------------------     -----

   MUTUAL FUNDS - 96.6%
      Federated S&P 500 Maxcap Fund                 632,669  $     16,057,133
      Fidelity OTC Portfolio Fund                   856,653        37,375,785
      Gabelli Growth                                720,481        25,505,045
      Janus Twenty Fund                             546,887        29,149,088
      MFS Investor Growth - Class A                 690,955        10,993,091
      Mutual Shares Fund                                352             6,870
      Rydex OTC Fund                                375,152        15,516,274

--------------------------------------------------------------------------------
      TOTAL MUTUAL FUNDS
      (Cost $111,404,738)                                         134,603,286
--------------------------------------------------------------------------------

   MONEY MARKET MUTUAL FUNDS - 1.9%
      Charles Schwab Money Market Fund              889,006           889,006
      Fidelity Core Money Market Fund             1,771,471         1,771,471

--------------------------------------------------------------------------------
      TOTAL MONEY MARKET MUTUAL FUNDS
      (Cost $2,660,477 )                                            2,660,477
--------------------------------------------------------------------------------

   U.S.TREASURY BILLS - 1.4%
   ** 5.02%, due 01/07/99                            30,100            30,075
   *  4.39%, due 02/04/99                        $2,000,000         1,991,708

--------------------------------------------------------------------------------
      TOTAL U.S. TREASURY BILLS
      (Cost $2,021,783 )                                            2,021,783
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENT - 0.1%
          Prudential Securities, 5.10%, 01/04/99,
          (Collateralized by $90,000 FNMA Remic
          Series Pool #93020J, 7.00%, 03/25/23,
          market value - $93,263)                    91,000            91,000

--------------------------------------------------------------------------------
      TOTAL REPURCHASE AGREEMENT
      (Cost    $91,000 )                                               91,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   TOTAL INVESTMENTS - 100.0%
   (Cost $116,177,998)                                           $139,376,546
--------------------------------------------------------------------------------



   FUTURES CONTRACT                                  CONTRACTS      VALUE

      Long, S&P 500 Futures, face amount $6,274,000
         expiring March 1999                             20        $6,227,500

--------------------------------------------------------------------------------
      TOTAL FUTURES CONTRACT                                       $6,227,500
--------------------------------------------------------------------------------

   TRUSTEE DEFERRED COMPENSATION***
         Flex-funds Highlands Growth Fund               687            14,585
         Flex-funds Muirfield Fund                      778             5,355
         Flex-funds Total Return Utilities Fund          76             1,437
         Flex Partners International Equity Fund        442             6,390

--------------------------------------------------------------------------------
      TOTAL TRUSTEE DEFERRED COMPENSATION
      (Cost    $25,368 )                                              $27,767
--------------------------------------------------------------------------------

FNMA   Federal National Mortgage Association
Remic  Real Estate Mortgage Investment Conduit
*  Pledged as collateral on futures contracts.
** Pledged as collateral on Letter of Credit.
***Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                           Utilities Stock Portfolio
                Portfolio of Investments as of December 31, 1998


INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

COMMON STOCKS - 97.5%

        ELECTRIC/GAS UTILITY - 8.0%
              AGL Resources, Inc.                          12,100  $    279,056
              MDU Resources Group, Inc.                     5,000       131,562
              NIPSCO Industries, Inc.                       9,400       286,113
              UtiliCorp United, Inc.                       10,000       366,875
                                                                      1,063,606

        ELECTRIC UTILITY - 10.9%
              Cinergy Corp.                                 7,800       268,125
              LG&E Energy Corp.                            13,944       394,789
              New Century Energies, Inc.                    5,600       273,000
              PacifiCorp                                    9,800       206,413
              TECO Energy, Inc.                            10,400       293,150
                                                                      1,435,477

        NATURAL GAS (DISTRIBUTOR) - 21.1%
              Bay State Gas Co.
              Consolidated Natural Gas Co.                  8,200       442,800
              KeySpan Energy Corp.                         22,100       685,100
              MCN Corp.                                    22,270       424,522
              Peoples Energy Corp.                          6,990       278,726
              TransCanada Pipelines Ltd.                    8,100       119,475
              WICOR, Inc.                                  11,200       244,300
              Williams Cos., Inc.                          19,140       596,929
                                                                      2,791,852

        OIL/GAS (DOMESTIC) - 11.8%
              El Paso Natural Gas Co.                       8,440       293,817
              Enron Corp.                                   5,830       332,674
              Kinder Morgan Energy Partners, L.P.          14,824       537,370
              Questar Corp.                                20,200       391,375
                                                                      1,555,236

        TELECOMMUNICATION EQUIPMENT - 2.9%
              Loral Space & Communications Ltd.            14,890       265,228
              P-Com, Inc. #                                30,000       119,531
                                                                        384,759

        TELECOMMUNICATION SERVICES - 40.0%
              AT&T Corp.                                    4,000       303,000
              AirTouch Communications, Inc. #               5,400       391,162
              Alltel Corp.                                  7,900       472,519
              BCE, Inc.                                    12,040       456,768
              Frontier Corp.                               19,300       656,200
              GTE Corp.                                     5,000       325,000
              MCI WorldCom, Inc. #                          7,420       532,385
              Qwest Communications International, Inc.#    13,491       674,550
              SBC Communications, Inc.                     12,740       683,183
              Sprint Corp.                                  4,300       361,737
              Sprint Corp. - PCS Group #                    2,150        49,719
              U.S. West Communications Group                5,900       381,288
                                                                      5,287,511

        WATER UTILITY - 2.8%
              American Water Works Co., Inc.               10,900       367,875

--------------------------------------------------------------------------------
        TOTAL COMMON STOCKS
        (Cost        $9,492,932 )                                   $12,886,316
--------------------------------------------------------------------------------

U.S. TREASURY BILLS - 0.0%

     *  5.02%, due 01/07/99                                 1,000           999

--------------------------------------------------------------------------------
        TOTAL U.S. TREASURY BILLS
        (Cost  $999 )                                                       999
--------------------------------------------------------------------------------

INDUSTRIES/CLASSIFICATIONS                     SHARES OR FACE AMOUNT    VALUE
--------------------------                     ---------------------    -----

REPURCHASE AGREEMENT - 2.5%

      Prudential Securities, 5.10%, 01/04/99,
      (Collateralized by $320,00 FNMA Remic
      Series Pool #93020J, 7.00%, 03/25/23,
      market value - $331,600                             325,000       325,000

--------------------------------------------------------------------------------
        TOTAL REPURCHASE AGREEMENT
        (Cost  $325,000 )                                               325,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
(Cost    $9,818,931 )                                               $13,212,315
--------------------------------------------------------------------------------


        TRUSTEE DEFERRED COMPENSATION**
              Flex-funds Highlands Growth Fund                120         2,550
              Flex-funds Muirfield Fund                       120           826
              Flex-funds Total Return Utilities                14           274
              Flex Partners International Equit                85         1,231

--------------------------------------------------------------------------------
        TOTAL TRUSTEE DEFERRED COMPENSATION
        (Cost   $4,465 )                                                 $4,881
--------------------------------------------------------------------------------

  FNMA  Federal National Mortgage Association

 Remic  Real Estate Mortgage Investment Conduit

     #  Represents non-income producing securities.

     *  Pledged as collateral on Letter of Credit.

    ** Assets of affiliates to the Utility Stock Portfolio held for the benefit with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

                           International Equity Fund
                Portfolio of Investments as of December 31, 1998


INDUSTRIES/CLASSIFICATIONS                               SHARES OR FACE
                                                              AMOUNT     VALUE

COMMON STOCKS - 96.5%

   AEROSPACE/DEFENSE - 1.2%
               British Aerospace plc                           10,207  $  86,700
               Finmeccanica SpA #                              97,100     99,697
               Rolls-Royce plc                                  5,064     20,812
                                                                         207,209

   AGRICULTURE & FOOD - 0.0%
               Kuala Lumpur Kepong Bhd                          2,000      2,431

   AIR TRANSPORT - 0.4%
               BAA plc                                          2,577     29,929
               British Airways plc                              1,262      8,546
               Japan Airlines Co. #                             9,000     23,777
               Singapore Airlines Ltd.                          1,500     11,182
                                                                          73,434

   APPAREL - 0.7%
               Alexon Group plc                                 3,181     10,136
               Castellum AB                                     5,700     61,884
               Espirit Holdings Ltd.                           20,000      8,649
               Onward Kashiyama Co., Ltd.                       3,000     40,374
                                                                         121,043

   AUTO & TRUCK - 2.6%
               Daimler Chrysler AG #                            1,906    188,254
               Honda Motor Co., Ltd.                            3,000     98,673
               Nissan Motor Co., Ltd.                           4,000     12,270
               Toyota Motor Corp.                               6,000    163,303
                                                                         462,500

   AUTOPARTS - 0.5%
               Denso Corp.                                      2,000     37,058
               GKN plc                                          3,824     51,125
               Torotrak plc #                                   2,831      4,027
                                                                          92,210

   BANKING - 13.2%
               Abbey National plc                               3,259     69,789
               Argentaria, Caja Postal y Banco Hipotecar        4,000    103,747
               Asahi Bank Ltd.                                 11,000     40,374
               Australia & New Zealand Banking Group L          3,300     21,354
               Banca Nazionale del Lavoro #                    26,600     79,773
               Bank of East Asia, Ltd.                          3,000      5,247
               Bank of Tokyo-Mitsubishi Ltd.                    8,000     82,981
               Banque Cantonale de Geneve                         320     80,379
               Banque Nationale de Paris                        2,335    192,368
               Barclays plc                                     3,741     80,484
               Compahnie Financiere de Paribas                    800     69,560
               Credito Italiano                                25,000    148,509
               Credit Suisse Group                                500     78,267
               Dai-Ichi Kangyo Bank Ltd.                        6,000     32,022
               Den Danske Bank                                    400     53,737
               Development Bank of Singapore Ltd.               1,200     10,982
               HSBC Holdings plc                                4,596    125,186
               Halifax plc                                      2,574     36,511
               Hang Seng Bank Ltd.                              3,400     30,502
               ING Groep NV                                     2,764    168,635
               Industrial Bank of Japan Ltd.                    7,000     32,333
               Istituto Bancario San Paolo di Torino SpA        5,600     99,170
               Julius Baer Holding AG                              24     79,767
               Malayan Banking Bhd                              4,000      5,746
               National Australia Bank Ltd.                     2,760     41,305
               National Bank of Greece SA                         816    183,573
               National Westminster Bank plc                    1,732     33,372
               Overseas-Chinese Banking Corp., Ltd.             2,000     13,455
               Royal Bank of Scotland Group plc                 2,334     37,554
               Sanwa Bank Ltd.                                  4,000     30,887

               Schroders plc                                      975     17,618
               Sumitomo Bank Ltd.                               6,000     61,704
               Tokai Bank Ltd.                                  6,000     28,405
               Union Bank of Switzerland #                        618    189,877
               United Overseas Bank Ltd.                        1,000      6,485
                                                                       2,371,658

   BEVERAGE -- ALCOHOLIC - 2.2%
               Diageo plc                                       9,030    101,494
               Foster's Brewing Group Ltd.                      8,300     22,247
               Fraser & Neave Ltd.                              1,000      2,897
               Heineken NV                                      1,800    108,382
               Kirin Brewery Co., Ltd.                          2,000     25,533
               Pernod Ricard                                    1,600    103,974
               Scottich & Newcastle plc                         3,062     34,721
                                                                         399,248

   BROADCASTING -- CABLE TV - 0.4%
               British Sky Broadcasting Group plc               4,966     38,071
               Reuters Holdings plc                             2,832     29,710
                                                                          67,781

   BROADCASTING & PUBLISHING - 0.5%
               News Corporation Ltd.                            6,600     43,395
               Pearson plc                                      2,146     42,777
                                                                          86,172


   BUILDING & CONSTRUCTION - 2.6%
               Blue Circle Industries plc                       3,444     19,885
               Grupo Acciona Sa                                 1,500    122,696
               Obayashi Corp.                                  15,000     72,077
               RMC Group plc                                    1,064     14,517
               Sekisui House Ltd.                               3,000     31,783
               Suez Lyonnaise des Eaux                            840    172,632
               Taisei Corp.                                    10,000     19,238
               Tostem Corp.                                     1,000     19,859
                                                                         472,687

   BUILDING MATERIALS - 0.6%
               CRH plc                                          5,000     86,477
               Wolseley plc                                     4,385     27,689
                                                                         114,166

   CHEMICALS - 0.6%
               Laporte plc                                      2,490     19,307
               Shin-Etsu Chemical Co., Ltd.                     4,000     96,457
                                                                         115,764

   CHEMICALS -- DIVERSIFIED - 2.4%
               Henkel KGaA                                      2,200    196,818
               Hoechst AG                                       2,200     91,276
               Montedison SpA                                 100,000    133,120
               Sekisui Chemical Co., Ltd.                       4,000     26,951
                                                                         448,165

   COMPUTERS & PERIPHERALS - 1.6%
               Cap Gemini                                       1,122    180,171
               Fujitsu Ltd.                                     5,000     66,713
               SAP AG                                              75     35,809
                                                                         282,693

   CONSUMER DURABLES - 0.4%
               Unilever plc                                     6,900     77,553

   COSMETICS - 1.0%
               Kao Corp.                                        4,000     90,428
               L'OREAL                                            115     83,172
                                                                         173,600

   DATA PROCESSING - 0.1%
               Industri-Matematik International
                  Corp. ADR #                                   2,000     10,000

   DISTRIBUTION WHOLESALER - 0.4%
               Marubeni Corp.                                   7,000     12,039
               Mitsui & Co.                                    12,000     67,130
                                                                          79,169

   DIVERSIFIED - 1.3%
               Arriva plc                                       2,100     13,208
               BTR plc                                          5,400     11,052
               Brambles Industries Ltd.                         1,050     25,438
               Broken Hill Proprietary Co., Ltd.                2,350     17,008
               Granada Group plc                                3,639     64,576
               Hutchison Whampoa Ltd.                           7,500     52,762
               Keppel Corp., Ltd.                               2,000      5,430
               Rio Tinto Ltd.                                   1,590     18,627
               Swire Pacific Ltd.                               3,000     13,631
               Williams plc                                     1,100      6,177
                                                                         227,909

   DRUG - 3.0%
               Rhone-Poulenc SA                                 2,800    144,160
               Sankyo Co., Ltd.                                 2,000     43,796
               Sanofi SA                                          945    155,639
               Smithkline Beecham plc                          13,860    194,524
                                                                         538,119

   ELECTRIC PRODUCTION -- MISCELLANEOUS - 2.2%
               CLP Holdings Ltd.                                5,000     25,042
               Chubu Electric Power Co., Inc.                   4,000     80,853
               Endesa SA                                        3,400     90,224
               Hitachi Ltd.                                     6,000     37,235
               National Grid Group plc                          7,307     58,115
               Scottish Power plc                               3,683     37,719
               Sharp Corp.                                      2,000     18,068
               Tenaga Nasional Bhd                              3,000      3,812
               Tokyo Electric Power Co.                         1,400     34,629
                                                                         385,697

   ELECTRONIC COMPONENT -- MISCELLANEOUS - 2.4%
               Fanuc Ltd.                                       1,000     34,310
               Hirose Electric Co., Ltd.                          600     42,076
               Johnson Electric Holdings Ltd.                   2,000      5,137
               Mabuchi Motor Co., Ltd.                            900     69,018
               Matsushita Electric Industrial Co., Ltd.         4,000     70,889
               Omron Corp.                                      3,000     41,171
               Sony Corp.                                       1,000     72,963
               Toshiba Corp.                                   11,000     65,631
               Yokogawa Electric Corp.                          4,000     19,859
                                                                         421,054

   ENGINEERING RESEARCH & DEVELOPMENT - 0.1%
               Sembcorp Industries Ltd. #                       3,000      3,454
               Singapore Technologies Engineering Ltd.          6,000      5,636
                                                                           9,090

   FINANCE - 1.8%
               Credit Saison Co., Ltd.                          2,900     71,602
               Garban plc #                                        67        258
               Lend Lease Corp., Ltd.                           2,200     29,483
               Lloyds TSB Group plc                            13,412    190,357
               Nomura Securities Co., Ltd.                      3,000     26,198
                                                                         317,898

   FINANCIAL SERVICES - 0.9%
               Acom Co., Ltd.                                     500     32,182
               Legal & General Group plc                        1,831     23,840
               Northern Rock plc                                1,636     15,625
               Unidanmark A/S                                   1,000     90,348
                                                                         161,995

   FOOD -- DIVERSIFIED - 3.1%
               Associated British Foods plc                     2,100     19,602
               Cadbury Schweppes plc                            2,060     35,099
               Danone                                             300     85,929
               J Sainsbury plc                                  1,200      9,339
               Nestle SA                                           60    130,615
               Royal Canin SA                                   3,300    206,767
               Tesco plc                                       21,367     61,328
                                                                         548,679

  FOOD -- RETAIL - 1.3%
               Koninklijke Ahold NV                             2,500     92,450
               Laurus NV                                        1,279     32,304
               Nissin Food Products                             3,000     75,667
               Somerfield plc                                   1,500      9,996
               Whitbread plc                                    1,293     16,480
                                                                         226,897

   HOTEL/GAMING - 0.7%
               Accor SA                                           560    121,303
               Genting Bhd                                      1,400      2,166
               Ladbroke Group plc                               2,173      8,678
                                                                         132,147

   HOUSEHOLD PRODUCTS - 1.3%
               Asahi Glass Co., Ltd.                           11,000     68,362
               Benckiser NV                                     1,900    124,527
               Nippon Sheet Glass Co., Ltd.                    13,000     36,650
                                                                         229,539

   HUMAN RESOURCES  - 0.4%
               Vedior                                           4,000     78,862

   INSURANCE -- MULTILINE - 1.6%
               Allied Zurich AG #                               5,597     83,761
               CNP Assurances #                                 3,080     93,624
               ERGO Versicherungs Gruppe AG                       570     94,116
               Royal & Sun Alliance Insurance Group plc         2,162     17,501
                                                                         289,002

   INSURANCE -- PROPERTY/CASUALTY - 0.0%
               Allianz AG                                          12      4,402

   INSURANCE - 3.5%
               AMP Ltd. #                                       1,800     22,522
               Assicurazioni Generali                           4,356    182,282
               Fortis AG #                                        500    181,208
               Guardian Royal Exchange plc                      3,459     19,338
               Prudential Corp., plc                            3,625     54,797
               Skandia Forsakrings AB                           9,100    139,214
               Tokio Marine & Fire Insurance Co.                3,000     35,905
                                                                         635,266

   INVESTMENT COMPANIES - 0.6%
               Corp. Financiera Reunida SA #                    7,000    102,018
               Sime Darby Bhd                                   4,000      3,300
                                                                         105,318

   MACHINERY - 2.1%
               Kubota Corp.                                    20,000     59,754
               Mannesmann AG                                    2,300    263,765
               Toshiba Machine Co., Ltd.                       23,000     47,102
                                                                         370,621

   MANUFACTURING - 2.7%
               FKI plc                                         12,045     26,956
               General Electric Co. plc                         7,728     69,436
               Mitsubishi Heavy Industries Ltd.                18,000     70,215
               Morgan Crucible Co., plc                         1,923      8,879
               RWE AG                                           2,400    131,492
               Siemens AG                                       2,600    167,817
               TI Group plc                                     1,200      6,474
                                                                         481,269

   MEDICAL PRODUCTS - 6.2%
               Glaxo Wellcome plc                               9,153    313,882
               Hoya Corp.                                       1,000     48,760
               Novartis AG                                        250    491,445
               Takeda Chemical Industries                       2,000     77,130
               Yamanouchi Pharmaceutical Co., Ltd.              3,000     96,811
               Zeneca Group plc                                 2,049     89,495
                                                                       1,117,523

   MINING - 0.2%
               Rio Tinto plc                                    1,800     20,785
               Sumitomo Metal Mining Co.                        7,000     22,776
                                                                          43,561

   OIL & NATURAL GAS - 4.9%
               Australia Gas & Light                            1,300      9,337
               BG plc                                          11,180     70,642
               British Petroleum Co., plc                      21,612    322,562
               Centrica plc #                                  17,585     35,331
               Elf Aquitain SA                                  1,300    150,340
               Hong Kong & China Gas Co., Ltd.                  8,000     10,068
               Nippon Oil Co.                                   6,000     20,958
               Royal Dutch Petroleum Co.                        2,450    122,063
               Tokyo Gas Co.                                   26,000     68,460
               Total SA                                           700     70,927
                                                                         880,688

   PAPER & FOREST PRODUCTS - 0.8%
               Nippon Paper Industries Co.                      6,000     27,341
               Stora Kopparbergs Bergslags Aktiebolag          10,250    113,812
                                                                         141,153

   PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.4%
               Fuji Photo Film                                  2,000     74,470

   PRINTING -- COMMERCIAL - 0.2%
               Dai Nippon Printing Co., Ltd.                    2,000     31,951

   PROTECTION -- SAFETY EQUIPMENT - 0.5%
               Secom Co., Ltd.                                  1,000     82,981

   PUBLISHING - 1.1%
               Johnston Press plc                               5,266     18,882
               Reed International plc                           2,541     20,231
               Singapore Press Holdings Ltd.                      946     10,263
               South China Morning Post Holdings Ltd.           9,000      4,647
               United News & Media plc                            673      5,829
               Verenigde Nederlandse Uitgeversbedrijven
                  Verenigd Bezit                                3,700    139,585
                                                                         199,437

   REAL ESTATE MANAGEMENT & INVESTMENT - 1.2%
               British Land Co., plc                            1,233      9,119
               Cheung Kong Holdings Ltd.                        4,000     29,302
               City Developments Ltd.                           4,000     17,454
               HKR International Ltd.                          12,080      7,446
               Henderson Land Development Co., Ltd.             1,000      5,215
               Hysan Development Co., Ltd.                      3,000      4,511
               Land Securities plc                              1,094     13,106
               Mitsubishi Estate Co., Ltd.                      8,000     71,846
               New World Development Co., Ltd.                  4,000     10,146
               Sun Hung Kai Properties Ltd.                     5,000     36,950
               Westfield Holdings Ltd.                          2,700     13,579
                                                                         218,674

   RECREATION - 0.2%
               TAB Ltd. #                                       9,590     18,705
               TABCORP Holdings Ltd.                            2,800     17,174
                                                                          35,879

   RETAIL - 0.3%
               Great Universal Stores plc                       2,832     29,663
               JUSCO Co., Ltd.                                  1,000     20,258
                                                                          49,921
   RETAIL GROCERY - 2.0%
               Ito-Yokado Co., Ltd.                             1,000     70,038
               Superdiplo SA #                                  9,500    267,853
               Woolworths Ltd.                                  5,000     16,775
                                                                         354,666

   RETAIL STORE - 1.7%
               ASDA Group plc                                   3,900     10,399

               Debenhams plc                                    1,627      9,719
               Family Mart Co., Ltd.                            1,000     50,002
               Kingfisher plc                                   3,347     36,199
               Marks & Spencer                                  4,608     31,474
               Marui Co.                                        3,000     57,847
               Metro AG                                         1,300    103,813
                                                                         299,453

   STEEL -- INTEGRATED - 0.4%
               Nippon Steel Corp.                              30,000     54,523
               Sumitomo Metal Industries Ltd.                  18,000     20,586
                                                                          75,109

   TELECOMMUNICATIONS - 3.7%
               Cable & Wireless plc                             3,591     44,185
               Nippon Telegraph & Telephone Corp.                  25    193,268
               Singapore Telecommunications Ltd.               12,000     18,764
               Societe Europeenne des Satellites #                500     81,944
               Swisscom AG #                                      300    125,591
               Telecom Corporation of New Zealand Ltd.          6,900     30,910
               Telecom Italia SpA                              18,850    161,190
               Telefonica SA bonus rights                       2,000         14
                                                                         655,866

   TELECOMMUNICATION EQUIPMENT - 4.2%
               Alcatel Alsthom                                    340     41,633
               Nokia Oyj                                        1,000    122,450
               Olivetti SpA #                                  60,000    209,231
               Storebrand ASA #                                13,250     99,999
               Telefonaktiebolaget LM Ericsson                  1,400     33,335
               Telefonica de Espana                             2,000     89,067
               Vodafone Group plc                               9,388    152,145
                                                                         747,860

   TELECOMMUNICATION SERVICES - 4.7%
               Barry Callebaut AG #                               450    102,221
               British Telecommunications plc                  15,268    229,782
               China Telecom Ltd. #                             4,000      6,945
               Hong Kong Telecommunications Ltd.               22,000     38,479
               Panafon Hellenic Telecom SA #                    6,730    178,439
               Sonera Group Oyj #                               8,600    152,865
               Telecel-Comunicacaoes Pessoais SA                  500    102,210
               Telekom Malaysia Bhd                             2,000      3,297
               Telestra Corp., Ltd. #                           5,900     27,322
                                                                         841,560

   TIRE & RUBBER - 0.3%
               Bridgestone Corp.                                2,000     45,480

   TOBACCO - 1.5%
               BAT Industries plc                               1,221     10,834
               Gallaher Group plc                               3,147     21,325
               Japan Tobacco, Inc.                                  4     40,072
               Rothmans of Pall Mall Bhd                          400      1,606
               Tabacalera SA                                    8,000    202,130
                                                                         275,967

   TRANSPORTATION - 1.5%
               East Japan Railway Co.                              13     72,724
               FirstGroup plc                                   2,601     17,246
               Malaysia International Shipping Bhd              1,000        913
               National Express Group plc                         989     18,365
               Nippon Yusen Kabushiki Kaisha                    5,000     15,825
               Peninsular and Oriental Steam
                  Navigation Co.                                3,449     40,745
               Railtrack Group plc                              1,049     27,438
               Tokyu Corp.                                      7,000     18,431
               Yamato Transport Co., Ltd.                       4,000     56,030
                                                                         267,717

   WATER UTILITY - 0.1%
               Anglian Water plc                                  950     13,183
               Pennon Group plc                                   543     10,499
                                                                          23,682

   TOTAL COMMON STOCKS
     (Cost  $15,062,948 )                                             17,284,845

REPURCHASE AGREEMENTS - 3.5%

     State Street Bank, 4.35%, 01/04/99,
     (Collateralized by $455,000 U.S. Treasury
     Notes, 8.75%, 05/15/17, market value - $633,232)         622,000    622,000

   TOTAL REPURCHASE AGREEMENTS
   (Cost  $622,000 )                                                     622,000

TOTAL INVESTMENTS - 100.0%
(Cost  $15,684,948 )                                                  17,906,845

TRUSTEE DEFERRED COMPENSATION*

         Flex-funds Highlands Growth Fund                         105       2222
         Flex-funds Muirfield Fund                                103        705
         Flex-funds Total Return Utilities Fund                    16        297
         Flex Partners International Equity Fund                   68        986

   TOTAL TRUSTEE DEFERRED COMPENSATION
   (Cost     $3,860 )                                                     $4,210


# Represents non-income producing securities.

ADR   American Depositary Receipt

* Assets of affiliates to the International Equity Fund held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

Portfolio Composition by Country of Domicile as of 12/31/98.

   United Kingdom - 21.5%                            Hong Kong - 1.7%
   Japan - 21.4%                                     Finland - 1.6%
   France - 10.8%                                    Belgium - 1.5%
   Switzerland - 7.4%                                Denmark - 0.8%
   Germany - 7.4%                                    Portugal - 0.6%
   Italy - 6.4%                                      Norway - 0.6%
   Spain - 5.7%                                      Singapore - 0.6%
   Netherlands - 5.0%                                Ireland - 0.5%
   Sweden - 2.1%                                     New Zealand - 0.2%
   Greece - 2.1%                                     Malaysia - 0.1%
   Australia - 2.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                           CORE      TACTICAL ASSET   UTILITY
                                          EQUITY      ALLOCATION       GROWTH
                                           FUND          FUND           FUND
Assets:
 Investment in corresponding
  portfolio, at value                    $7,995,706   $15,089,067    $2,847,030
 Receivable for capital stock issued         12,144           ---         1,130
 Receivable from investment adviser           3,232           666        10,834
 Unamortized organization costs               7,167        11,938         8,508
 Other assets                                 5,080         4,445         6,655
 Total Assets                             8,023,329    15,106,116     2,874,157

Liabilites:
 Payable for capital stock redeemed         115,672         7,665         1,000
 Dividends payable                              618           ---           199
 Accrued transfer agent and
  administrative fees                           994         2,399           527
 Accrued 12b-1 and shareholder
  service fees -- Class A                     4,483             7         2,038
 Accrued 12b-1 and shareholder
  service fees -- Class C                     5,754        43,103         2,363
 Organizational costs due to adviser          2,108           ---           ---
 Other accrued liabilities                   53,201        12,661        18,578
 Total Liabilities                          182,830        65,835        24,705

Net Assets                                7,840,499    15,040,281     2,849,452

Components of Net Assets:
 Capital                                  7,158,137    12,949,926     1,975,562
 Accumulated undistributed (distributions
   in excess of) net investment income       (1,235)          ---           576
 Accumulated undistributed net realized
   gains (losses) from investment
   transactions                             175,738       277,971        (5,391)
 Net unrealized appreciation of investments
  (depreciation) of investments             507,859     1,812,384       878,705
 Total Net Assets                        $7,840,499   $15,040,281    $2,849,452

Net Assets:
 Class A Shares                          $5,374,630       $58,746    $1,550,272
 Class C Shares                           2,465,869    14,981,535     1,299,180
                                          7,840,499    15,040,281     2,849,452

Outstanding units of beneficial interest (shares):
 (indefinite number of shares authorized, $0.10 par value)
 Class A Shares                             350,901         4,235        83,391
 Class C Shares                             160,913       977,102        70,701
                                            511,814       981,337       154,092

Net asset value -- redemption price per share:
 Class A Shares                              $15.32        $13.87        $18.59
 Class C Shares  *                           $15.32        $15.33        $18.38

Sales charge -- Class A Shares                 4.00%         4.00%         4.00%

Maximum offering price per share -- Class A Shares
 (100%/(100% - sales charge) of net asset value
 adjusted to nearest cent)                   $15.96        $14.45        $19.36

*  Redemption price varies based upon holding period.


See accompanying notes to financial statements.

 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1998

                                           CORE      TACTICAL ASSET   UTILITY
                                          EQUITY      ALLOCATION      GROWTH
                                           FUND          FUND          FUND

 Net Investment Income from Corresponding Portfolio:
  Interest                                  $12,886      $303,199        $5,356
  Dividends                                  26,342        40,988        81,912
  Expenses                                  (25,581)     (126,061)      (39,182)
 Total Net Investment Income from
   Corresponding Portfolio                   13,647       218,126        48,086

 Fund Expenses:
  Administrative fee                          1,045         6,846         1,318
  Transfer agent fees                         8,019        17,922         7,676
  Shareholder service -- Class A Shares       2,787           119         3,466
  Shareholder service -- Class C Shares       2,440        34,112         3,122
  Audit fees                                  2,710         3,744         2,465
  Legal fees                                  1,685           739           912
  Printing                                    2,455         5,206           806
  Amortization of organizational costs        2,017         8,308         5,611
  Postage                                     1,118         4,637         1,994
  12b-1 fees -- Class A Shares                2,787           119         3,546
  12b-1 fees -- Class C Shares                7,319       102,337         9,443
  Registration and filing fees               10,052        22,179        25,156
  Insurance                                       1         1,087           739
  Other expenses                              2,353        13,716         5,305
 Total Expenses                              46,788       221,071        71,559

  Expenses reimbursed
   by investment adviser                    (33,064)      (56,876)      (52,712)

 Net Expenses                                13,724       164,195        18,847

 NET INVESTMENT INCOME                          (77)       53,931        29,239

 NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gains (losses) from
   futures contracts                        112,828       433,446           ---
  Net realized gains (losses) from
   investment transactions                  178,827       468,724        (5,391)
  Net change in unrealized appreciation
   (depreciation) of investments            502,895     2,504,806       288,302
 NET GAIN (LOSS) FROM INVESTMENTS           794,550     3,406,976       282,911

 NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                $794,473    $3,460,907      $312,150


 See accompanying notes to financial statements.

 STATEMENT OF ASSETS AND LIABILITIES
 DECEMBER 31, 1998

                                             INTERNATIONAL
                                                EQUITY
                                                 FUND
  Assets:
   Investments, at value (cost $15,062,948)   $17,284,845
   Repurchase agreements, at cost                 622,000
   Cash and foreign currency, at value (cost      304,795
   Receivable for capital stock issued             10,183
   Receivable for investments sold                628,867
   Dividends, interest and tax reclaims
      receivable, at value                         48,651
   Receivable from investment adviser               9,883
   Unamortized organization costs                  21,378
   Trustee Deferred Compensation Plan asset,        4,210
   Other assets                                     4,467
   Total Assets                                18,939,279

  Liabilites:
   Payable for investments purchased              622,000
|| Payable for capital stock redeemed                 ---
   Dividends payable                                   30
   Accrued management fees                         15,014
   Accrued fund accounting fees                     2,362
   Accrued transfer agent fees                      1,427
    Accrued administrative fees                     1,179
   Accrued 12b-1 distribution and shareholder       9,591
   Trustee Deferred Compensation Plan, at val       4,210
   Other accrued liabilities                       10,098
   Total Liabilities                              665,911

  Net Assets                                  $18,273,368

  Components of Net Assets:
   Capital                                    $16,013,374
   Accumulated undistributed (distributions in excess
      of) net investment income                   (80,139)
   Accumulated undistributed net realized gains (losses)
      from investment and foreign currency tr     120,522
   Net unrealized appreciation (depreciation) of
      investments and foreign currency          2,219,611
  Total Net Assets                            $18,273,368

  Net Assets:                                 $18,273,368

  Outstanding units of beneficial interest (s   1,263,154

  Net asset value -- redemption price per sha      $14.47

  Maximum sales charge                               4.00%

  Maximum offering price per share
   (100%/(100% - sales charge) of net asset value
   adjusted to nearest cent)                       $15.07



 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDED DECEMBER 31, 1998
                                             INTERNATIONAL
                                                 EQUITY
                                                  FUND
 Investment Income:
  Interest                                         $36,933
  Dividends                                        280,472
  Foreign taxes withheld                           (25,981)
 Total Investment Income                           291,424

 Expenses:
  Investment management fees                       160,304
  Administration fees                                8,429
  Distribution (12b-1) fees                         20,998
  Fund accounting fees                              29,999
  Transfer agent fees                               16,030
  Audit fees                                         6,476
  Legal fees                                           569
  Custody fees                                      72,672
  Trustees fees and expenses                         8,091
  Postage expense                                      640
  Registration expense                              12,650
  Printing expense                                   1,329
  Amortization of organizational costs               5,825
  Other expenses                                     4,516
 Total Expenses                                    348,528

  Expenses reimbursed by investment adviser        (27,903)

 Net Expenses                                      320,625

 NET INVESTMENT INCOME (LOSS)                      (29,201)

 NET REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gains (losses) from investments
   and foreign currency transactions               381,420
  Net change in unrealized appreciation
   (depreciation) of investments                 2,333,615
 NET GAIN (LOSS) FROM INVESTMENTS                2,715,035

 NET INCREASE (INCREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $2,685,834


 See accompanying notes to financial statements.

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1998


                                       CORE EQUITY FUND                    TACTICAL ASSET ALLOCATION FUND
                                          TOTAL      CLASS A     CLASS C      TOTAL       CLASS A     CLASS C

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income (loss)               ($77)       $983     ($1,060)     $53,931        $216      $53,715
  Net realized gains (losses) from investment
    and futures contract transactions     291,655     189,663     101,992      902,170       3,583      898,587
  Net change in unrealized appreciation
   (depreciation) of investments          502,895     390,385     112,510    2,504,806       9,221    2,495,585
  Net increase in net assets
  resulting from operations               794,473     581,031     213,442    3,460,907      13,020    3,447,887

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (983)       (983)        ---      (53,931)       (216)     (53,715)
  In excess of net investment income         (175)       (175)        ---          ---         ---          ---
  From net realized gains                (115,378)    (76,889)    (38,489)    (288,528)     (1,127)    (287,401)
   Net decrease in net assets resulting
   from dividends and distributions      (116,536)    (78,047)    (38,489)    (342,459)     (1,343)    (341,116)

 CAPITAL TRANSACTIONS:
  Issued                                9,795,113   4,836,253   4,958,860    1,537,614       9,651    1,527,963
  Reinvested                              113,551      76,538      37,013      343,504       1,343      342,161
  Redeemed                             (3,071,047)   (286,572) (2,784,475)  (4,496,048)         (5)  (4,496,043)
  Net increase (decrease) in net assets
   resulting from capital share
   transactions                         6,837,617   4,626,219   2,211,398   (2,614,930)     10,989   (2,625,919)

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                        7,515,554   5,129,203   2,386,351      503,518      22,666      480,852

 NET ASSETS - Beginning of period         324,945     245,427      79,518   14,536,763      36,080   14,500,683

 NET ASSETS - End of period            $7,840,499  $5,374,630  $2,465,869  $15,040,281     $58,746  $14,981,535


 SHARE TRANSACTIONS:
  Issued                                  702,814     347,932     354,882      124,826         875      123,951
  Reinvested                                7,470       5,036       2,434       23,573         101       23,472
  Redeemed                               (224,121)    (21,437)   (202,684)    (354,387)        ---     (354,387)

 Change in shares                         486,163     331,531     154,632     (205,988)        976     (206,964)


                                                    UTILITY GROWTH FUND              INTERNATIONAL
                                               TOTAL      CLASS A     CLASS C         EQUITY FUND
 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income (loss)                $29,239     $17,208     $12,031            ($29,201)
  Net realized gains (losses) from
    investment and futures contract
    transactions                               (5,391)    (22,770)     17,379             381,420
  Net change in unrealized appreciation
   (depreciation) of investments              288,302     206,323      81,979           2,333,615
 Net increase in net assets
  resulting from operations                   312,150     200,761     111,389           2,685,834

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (28,275)    (16,244)    (12,031)                ---
  In excess of net investment income            (388)        ---        (388)             (50,938)
  From net realized gains                        ---         ---         ---              (98,118)
  Net decrease in net assets resulting
   from dividends and distributions          (28,663)    (16,244)    (12,419)            (149,056)

 CAPITAL TRANSACTIONS:
  Issued                                   1,234,768     899,057     335,711            5,048,139
  Reinvested                                  27,166      15,269      11,897              149,026
  Redeemed                                (1,264,535)   (833,891)   (430,644)          (1,650,643)

 Net increase (decrease) in net assets
   resulting from capital share
   transactions                               (2,601)     80,435     (83,036)           3,546,522

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                             280,886     264,952      15,934            6,083,300

 NET ASSETS - Beginning of period          2,568,566   1,285,320   1,283,246           12,190,068

 NET ASSETS - End of period               $2,849,452  $1,550,272  $1,299,180           18,273,368


 SHARE TRANSACTIONS:
  Issued                                      76,704      57,353      19,351              376,007
  Reinvested                                   1,567         876         691               10,299
  Redeemed                                   (72,921)    (48,837)    (24,084)            (123,624)

 Change in shares                              5,350       9,392      (4,042)             262,682

 See accompanying notes to financial statements.

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997


                                       CORE EQUITY FUND *                  TACTICAL ASSET ALLOCATION FUND
                                          TOTAL      CLASS A     CLASS C      TOTAL      CLASS A     CLASS C
 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income                        71        $112        ($41)   $128,691        $991    $127,700
  Net realized gains (losses) from investment
   transactions, futures contracts
   and foreign currency                     1,363       1,001         362   2,929,816       7,934   2,921,882
  Net change in unrealized appreciation (depreciation)
   of investments and foreign currency      4,964       3,709       1,255    (664,958)     15,665    (680,623)

 Net increase (decrease) in net assets
  resulting from operations                 6,398       4,822       1,576   2,393,549      24,590   2,368,959

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                 (112)       (112)        ---    (128,691)       (991)   (127,700)
  From net realized gains                  (1,363)     (1,001)       (362) (2,929,816)     (7,934) (2,921,882)
  In excess of net realized gains            (539)       (436)       (103)   (335,671)       (926)   (334,745)

  Net decrease in net assets resulting
   from dividends and distributions        (2,014)     (1,549)       (465) (3,394,178)     (9,851) (3,384,327)

 CAPITAL TRANSACTIONS:
  Issued                                  641,428     563,486      77,942     983,507      11,333     972,174
  Reinvested                                2,014       1,549         465   3,352,428       9,851   3,342,577
  Redeemed                               (322,881)   (322,881)        ---  (2,877,993)   (136,573) (2,741,420)

 Net increase (decrease) in net assets resulting from
  capital share transactions              320,561     242,154      78,407   1,457,942    (115,389)  1,573,331

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                          324,945     245,427      79,518     457,313    (100,650)    557,963

 NET ASSETS - Beginning of period             ---         ---         ---  14,079,450     136,730  13,942,720

 NET ASSETS - End of period              $324,945    $245,427     $79,518 $14,536,763     $36,080 $14,500,683


 SHARE TRANSACTIONS:
  Issued                                   50,902      44,658       6,244      64,263         786      63,477
  Reinvested                                  159         122          37     271,118         864     270,254
  Redeemed                                (25,410)    (25,410)        ---    (190,148)     (9,279)   (180,869)

 Change in shares                          25,651      19,370       6,281     145,233      (7,629)    152,862



 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                UTILITY GROWTH FUND         INTERNATIONAL
                                                           TOTAL      CLASS A     CLASS C    EQUITY FUND*
 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income                                   $33,999     $16,465     $17,534      ($15,575)
  Net realized gains (losses) from investment
   transactions, futures contracts
   and foreign currency                                   234,211     116,754     117,457      (163,883)
  Net change in unrealized appreciation (depreciation)
   of investments and foreign currency                    363,380     167,064     196,316      (114,004)
 Net increase (decrease) in net assets
  resulting from operations                               631,590     300,283     331,307      (293,462)

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (33,999)    (16,465)    (17,534)          ---
  From net realized gains                                (234,211)   (116,754)   (117,457)          ---
  In excess of net realized gains                             ---         ---         ---           ---
  Net decrease in net assets resulting
   from dividends and distributions                      (268,210)   (133,219)   (134,991)          ---

 CAPITAL TRANSACTIONS:
  Issued                                                  376,081     155,854     220,227    12,536,720
  Reinvested                                              260,528     128,843     131,685           ---
  Redeemed                                             (1,323,208)   (543,220)   (779,988)      (53,190)
 Net increase (decrease) in net assets resulting from
  capital share transactions                             (686,599)   (258,523)   (428,076)   12,483,530

 TOTAL INCREASE (DECREASE)
   IN NET ASSETS                                         (323,219)    (91,459)   (231,760)   12,190,068

 NET ASSETS - Beginning of period                       2,891,785   1,376,779   1,515,006           ---

 NET ASSETS - End of period                            $2,568,566  $1,285,320  $1,283,246   $12,190,068

 SHARE TRANSACTIONS:
  Issued                                                   24,093       9,531      14,562     1,004,830
  Reinvested                                               15,263       7,494       7,769           ---
  Redeemed                                                (83,469)    (34,239)    (49,230)       (4,358)

 Change in shares                                         (44,113)    (17,214)    (26,899)    1,000,472

* For the period from commencement of operations, August 1, 1997, and September 2, 1997 for the Core Equity Fund and International Equity Fund, respectively, through December 31, 1997.

 See accompanying notes to financial statements.

 FINANCIAL HIGHLIGHTS
 CORE EQUITY FUND

                                               Year ended                August 1, 1997* to
                                           December 31, 1998             December 31, 1997
                                          CLASS A      CLASS C          CLASS A      CLASS C

 Net Asset Value, Beginning of Period      $12.67       $12.66          $12.50       $12.50

 Income from Investment Operations:
  Net investment income                       ---        (0.01)           0.01        (0.01)
  Net gains (losses) from investments        2.88         2.90            0.24         0.24
  Total from investment operations           2.88         2.89            0.25         0.23

 Less Dividends and Distributions:
  From net investment income                  ---          ---           (0.01)         ---
  From net realized gains                   (0.23)       (0.23)          (0.05)       (0.05)
  In excess of net realized gains             ---          ---           (0.02)       (0.02)

  Total distributions                       (0.23)       (0.23)          (0.08)       (0.07)

 Net Asset Value, End of Period            $15.32       $15.32          $12.67       $12.66

 Total Return                               22.78%       22.85%           2.00%(2)     1.88%(2)

 Ratios/Supplementary Data
  Net assets, end of period ($000)         $5,375       $2,466            $245          $80
  Ratio of expenses to
   average net assets                        1.80%        1.97%           2.00%(3)     2.25%(3)
  Ratio of net investment income to
   average net assets                        0.09%       -0.11%           0.10%(3)    (0.13%)(3)
  Ratio of expenses to average net assets
   before waiver of fees                     3.13%        3.85%           9.50%(3)    16.67%(3)
  Ratio of net investment income to average
   net assets before waiver of fees         -1.24%       -1.99%          (7.40%)(3)  (14.55%)(3)
  Portfolio turnover(1)                     79.98%       79.98%         129.79%      129.79%

* Date of commencement of operations
(1) Represents turnover rate of corresponding portfolio
(2) Not Annualized
(3) Annualized

See accompanying notes to financial statements.

 FINANCIAL HIGHLIGHTS
 TACTICAL ASSET ALLOCATION FUND

                                               Year ended               Year ended               Year ended          June 1, 1995*
                                            December 31, 1998        December 31, 1997        December 31, 1996     to Dec. 31, 1995
                                           CLASS A     CLASS C      CLASS A     CLASS C     CLASS A**     CLASS C       CLASS C

 Net Asset Value, Beginning of Period       $11.07     $12.25        $12.56     $13.52       $12.50        $13.26        $12.50

 Income from Investment Operations:
  Net investment income                       0.05       0.05          0.40       0.14         0.14          0.10         (0.02)
  Net gains (losses) from investments         3.07       3.38          1.78       2.26         0.55          0.57          1.84
  Total from investment operations            3.12       3.43          2.18       2.40         0.69          0.67          1.82

 Less Dividends and Distributions:
  From net investment income                 (0.05)     (0.05)        (0.40)     (0.14)       (0.14)        (0.10)          ---
  From net realized gains                    (0.27)     (0.30)        (2.93)     (3.17)       (0.49)        (0.31)        (1.06)
  In excess of net realized gains              ---        ---         (0.34)     (0.36)         ---           ---           ---

  Total distributions                        (0.32)     (0.35)        (3.67)     (3.67)       (0.63)        (0.41)        (1.06)

 Net Asset Value, End of Period             $13.87     $15.33        $11.07     $12.25       $12.56        $13.52        $13.26

 Total Return                                28.38%     28.13%        17.29%     17.71%        5.51%(2)      5.07%        14.57%(2)

 Ratios/Supplementary Data
  Net assets, end of period ($000)             $59    $14,982           $36    $14,501         $137       $13,943       $11,524
  Ratio of expenses to
   average net assets                         2.00%      2.10%         2.00%      2.10%        1.73%(3)      2.00%         1.97%(3)
  Ratio of net investment income to
   average net assets                         0.45%      0.39%         0.99%      0.86%        2.60%(3)      0.75%        (0.29%)(3)
  Ratio of expenses to average net assets
   before waiver of fees                     10.38%      2.48%         6.16%      2.50%        5.23%(3)      2.40%         2.80%(3)
  Ratio of net investment income to average
   net assets before waiver of fees          -7.93%      0.01%        (3.17%)     0.46%       (0.90%)(3)     0.35%        (1.12%)(3)
  Portfolio turnover(1)                     128.31%    128.31%       395.42%    395.42%      297.41%       297.41%       186.13%

* Date of commencement of operations
** August 1, 1996 (date of commencement of operations) to December 31, 1996
(1) Represents turnover rate of corresponding portfolio.
(2) Not Annualized
(3) Annualized

 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
UTILITY GROWTH FUND

                                              Year ended            Year ended           Year ended            July 11, 1995*
                                           December 31, 1998      December 31, 1997    December 31, 1996      to Dec. 31, 1995
                                          CLASS A    CLASS C     CLASS A    CLASS C    CLASS A   CLASS C     CLASS A     CLASS C

 Net Asset Value, Beginning of Period      $17.37    $17.17       $15.09    $14.91     $14.26    $14.27       $12.50     $12.50

 Income from Investment Operations:
  Net investment income                      0.23      0.16         0.22      0.19       0.29      0.26         0.12       0.10
  Net gains (losses) from investments        1.20      1.21         4.03      3.99       1.48      1.49         1.76       1.77
  Total from investment operations           1.43      1.37         4.25      4.18       1.77      1.75         1.88       1.87

 Less Dividends and Distributions:
  From net investment income                (0.21)    (0.16)       (0.22)    (0.19)     (0.29)    (0.26)       (0.12)     (0.10)
  From net realized gains                     ---       ---        (1.75)    (1.73)     (0.65)    (0.85)         ---        ---

  Total distributions                       (0.21)    (0.16)       (1.97)    (1.92)     (0.94)    (1.11)       (0.12)     (0.10)

 Net Asset Value, End of Period            $18.59    $18.38       $17.37    $17.17     $15.09    $14.91       $14.26     $14.27

 Total Return                                8.34%     8.08%       28.41%    28.25%     12.61%    12.45%       15.11%(2)  15.07%(2)

 Ratios/Supplementary Data
  Net assets, end of period ($000)         $1,550    $1,299       $1,285    $1,283     $1,377    $1,515         $641       $782
  Ratio of expenses to
   average net assets                        2.00%     2.25%        2.00%     2.25%      1.75%     2.00%        1.75%(3)   2.00%(3)
  Ratio of net investment income to
   average net assets                        1.20%     0.93%        1.36%     1.21%      2.03%     1.85%        2.17%(3)   1.72%(3)
  Ratio of expenses to average net assets
   before waiver of fees                     3.80%     4.31%        4.03%     4.51%      4.37%     4.65%       22.70%(3)  13.37%(3)
  Ratio of net investment income to average
   net assets before waiver of fees         -0.60%    -1.13%       (0.67%)    (1.05%)   (0.59%)   (0.80%)     (18.78%)(3) (9.55%)(3)
  Portfolio turnover(1)                     51.36%    51.36%       41.22%     41.22%    50.79%    50.79%        5.06%      5.06%

* Date of commencement of operations
(1) Represents turnover rate of corresponding portfolio
(2) Not Annualized
(3) Annualized

 See accompanying notes to financial statements.

 FINANCIAL HIGHLIGHTS
 INTERNATIONAL EQUITY FUND

                                           Year ended     Sept. 2, 1997* to
                                          Dec. 31, 1998     Dec. 31, 1997

 Net Asset Value, Beginning of Period         $12.18          $12.50

 Income from Investment Operations:
  Net investment income                        (0.02)          (0.02)
  Net gains (losses) from investments           2.43           (0.30)
  Total from investment operations              2.41           (0.32)

 Less Dividends and Distributions:
  In excess of net investment income           (0.04)            ---
  From net realized gains                      (0.08)            ---

  Total distributions                          (0.12)            ---

 Net Asset Value, End of Period               $14.47          $12.18

 Total Return                                  19.78%          (2.56%)(1)

 Ratios/Supplementary Data
  Net assets, end of period ($000)           $18,273         $12,190
  Ratio of expenses to
   average net assets                           2.00%           2.00%(2)
  Ratio of net investment income to
   average net assets                          -0.18%          (0.43%)(2)
  Ratio of expenses to average net assets
   before waiver of fees                        2.17%           2.68%(2)
  Ratio of net investment income to average
   net assets before waiver of fees            -0.35%          (1.11%)(2)
  Portfolio turnover                           86.13%          12.71%

* Date of commencement of operations
(1) Not Annualized
(2) Annualized


 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1.   ORGANIZATION

The Flex-Partners Trust (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five series, and it is presently comprised of five separate funds as follows: Core Equity Fund, Tactical Asset Allocation Fund (formerly TAA Fund), Utility Growth Fund (formerly BTB Fund), International Equity Fund (each a "Fund" and collectively the "Funds") and Institutional Fund. Each Fund, except International Equity Fund, invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                         Percentage of Portfolio
                                                           Owned by Fund as of
Fund                             Portfolio                  December 31, 1998
----                             ---------                  -----------------
Core Equity Fund                 Growth Stock Portfolio            16%
Tactical Asset Allocation Fund   Mutual Fund Portfolio             11%
Utility Growth Fund              Utilities Stock Portfolio         21%

The investment objective of the International Equity Fund is to seek long-term growth from investing primarily in equity securities of foreign issuers.

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund. The financial statements of the Institutional Fund are are separately reported.

2.   SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Each Fund, except International Equity Fund, values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

Securities owned by the International Equity Fund are valued at 3:00 pm Eastern Time based on the last sales price, or, lacking any sales, at the closing bid prices.

Deferred Trustee Compensation

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amount are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Foreign Currency Translation

Accounting records of the Funds are maintained in U.S. dollars. The value of securities, other assets and liabilities of the International Equity Fund denominated in foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

Forward Currency Contracts

The International Equity Fund may enter into forward foreign currency exchange contracts ("forwards") for purposes of hedging against either specific transactions or portfolio positions. Forwards are agreements between two parties to exchange currencies at a set price on a future date. The market value of forwards fluctuates with changes in currency exchange rates. The forward is marked-to-market daily, and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is offset by entry into a closing transaction or extinguished by delivery of the currency, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering forwards from the potential inability of counterparties to meet the terms of the forwards or from unanticipated fluctuations in the value of the foreign currency relative to the U.S. dollar.

Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Core Equity Fund and Tactical Asset Allocation Fund declare dividends from net investment income on a quarterly basis. Utility Growth Fund declares dividends from net investment income on a monthly basis. International Equity Fund declares dividends from net investment income on an annual basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio, and differing treatment of gains and losses realized in transactions denominated in foreign currency. Permanent book and tax basis differences have been reclassified among the components of net assets.

Organizational Costs

The costs related to the organization of each of the four Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period.

Investment Income & Expenses

The funds record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. Expenses of each Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder services plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc., Miller/Howard Investments, Inc., and Commercial Union Investment Management, LTD serve as subadvisor of the Growth Stock Portfolio, the Utilities Stock Portfolio, and the International Equity Fund, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc. For such services, the International Equity Fund pays RMA monthly fees at the annual rate of 1.00% of the average daily net asset value of the Fund.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

RMA has voluntarily agreed to reimburse the Funds for the amount by which annual expenses of each Fund including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed certain limitations. Such reimbursement is limited to the total of fees charged the Fund by RMA and MFSCo. The limitations currently in place are as follows:



                                            Annual expense limitation as a
Fund                                     percentage of average daily net assets

Core Equity Fund -- Class A                             1.80%*
Core Equity Fund -- Class C                             1.95%*
Tactical Asset Allocation Fund -- Class A               2.00%
Tactical Asset Allocation Fund -- Class C               2.10%
Utility Growth Fund -- Class A                          2.00%
Utility Growth Fund -- Class C                          2.25%
International Equity Fund -- Class A                    2.00%

* Prior to March 31, 1998, the annual expense limitation had been 2.00% and 2.25% of average daily net assets of the Core Equity Fund Class A shares and Class C shares, respectively.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted two Distribution Plans (the "Plans") with Advisor Dealer Services (the "Distributor"). Under the provisions of the Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% and 0.75% of average daily net assets of Class A shares and Class C shares, respectively, to aid in the distribution of Fund shares. Additionally, each Fund has adopted two Service Plans with the Distributor. Under the provisions of the Service Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of Class A shares and Class C shares, to reimburse securities dealers for personal services or maintenance of shareholder accounts.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1998, the cost of purchases and proceeds from sales or maturities of long-term investments for the International Equity Fund were $16,273,751 and $12,981,439, respectively. The cost of investments for federal income tax purposes and for financial reporting purposes is substantially the same.

5. FEDERAL INCOME TAX INFORMATION (unaudited)

At December 31, 1998, the Utility Growth Fund had unused capital loss carryforwards of $7,287 available to offset future gains, if any, for Federal income tax purposes. The capital loss carryforward expires 2006.

Capital gain distributions from long-term capital gains for the year ended December 31, 1998 were as follows:

Core Equity Fund                                $115,378
Tactical Asset Allocation Fund                   281,319
International Equity Fund                         19,961

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The Flex-Partners Trust

We have audited the accompanying statements of assets and liabilities of The Flex-Partners Trust (including, respectively, the Core Equity Fund, Tactical Asset Allocation Fund, Utility Growth Fund and International Equity Fund), including the portfolio of investments for the International Equity Fund, as of December 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Flex-Partners Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. With respect to the International Equity Fund, our procedures included verification of securities owned as of December 31, 1998, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-Partners Trust at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                  KPMG LLP
                                                  Columbus, Ohio
                                                  February 19, 1999

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998


                                                    MUTUAL        GROWTH       UTILITIES
                                                     FUND          STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO
Assets:
  Investments, at market value*                  $139,285,546   $48,940,754   $12,887,315
  Repurchase agreements, at cost*                      91,000     2,509,000       325,000
  Trustee deferred compensation investments, at        27,767         9,397         4,881
    market value
  Cash                                                  3,600         3,954         3,499
  Receivable for securities sold                   12,500,000           ---           ---
  Receivable for net variation margin on futures       16,350         5,300           ---
  Interest receivable                                   8,018           356            46
  Dividends receivable                                    ---        45,431        22,698
  Prepaid/Other assets                                 13,925         1,819         3,437

Total Assets                                      151,946,206    51,516,011    13,246,876


Liabilites:
  Payable for securities purchased                 11,000,000       262,923           ---
  Payable for Trustee Deferred Compensation Plan       27,767         9,397         4,881
  Payable to investment adviser                        92,531        43,454        10,658
  Accrued audit fees                                    6,136         5,775         6,356
  Accrued legal fees                                      919           458           915
  Accrued custodian fees                                3,293         5,131           799
  Accrued trustee fees                                  2,108           ---           ---
  Accrued fund accounting fees                          4,447         3,470         1,547
  Other accrued liabilities                             1,318        17,660         2,175

Total Liabilities                                  11,138,519       348,268        27,331


Net Assets                                       $140,807,687   $51,167,743   $13,219,545

Net Assets:
  Capital                                         117,592,789    40,504,295     9,826,161
  Net unrealized appreciation (depreciation)       23,214,898    10,663,448     3,393,384
    from investments
  Net Assets                                     $140,807,687   $51,167,743   $13,219,545

  *Securities at cost                            $116,177,998   $40,791,606    $9,818,931


  See accompanying notes to financial statements

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                    MUTUAL       GROWTH     UTILITIES
                                                     FUND        STOCK        STOCK
                                                  PORTFOLIO    PORTFOLIO    PORTFOLIO
NET INVESTMENT INCOME
  Interest                                        $2,842,845     $351,842      $24,854
  Dividends                                          385,119      526,542      375,953

Total Investment Income                            3,227,964      878,384      400,807


Expenses:
  Investment advisory fees                         1,058,035      435,886      126,301
  Audit fees                                           9,823        9,599       10,135
  Custodian fees                                      13,496       27,603        3,257
  Trustees fees and expenses                          44,320       15,022        7,382
  Legal fees                                           1,576       10,572        1,066
  Amortization of organization cost                      224          ---        8,357
  Accounting fees                                     50,050       38,204       18,154
  Insurance                                            1,918          373           88
  Other expenses                                       7,553       10,278        9,568

Total Expenses                                     1,186,995      547,537      184,308

  Investment advisory fees waived                        ---       (4,431)         ---
  Directed brokerage payments received                   ---          ---       (2,246)

Total Net Expenses                                 1,186,995      543,106      182,062

NET INVESTMENT INCOME                              2,040,969      335,278      218,745

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gain from futures contracts         3,842,750    1,087,862          ---
  Net realized gain (loss) from investments        4,379,433    3,495,938     (364,390)
  Net change in unrealized appreciation
    (depreciation) of investments                 23,909,375    4,790,713    1,126,399

NET GAIN ON INVESTMENTS                           32,131,558    9,374,513      762,009

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $34,172,527   $9,709,791     $980,754


  See accompanying notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998


                                                     MUTUAL         GROWTH       UTILITIES
                                                      FUND          STOCK          STOCK
                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                             $2,040,969       $335,278       $218,745
  Net realized gain (loss) from investments
    and futures contracts                            8,222,183      4,583,800       (364,390)
  Net change in unrealized appreciation
    (depreciation) of investments                   23,909,375      4,790,713      1,126,399
Net increase in net assets
  resulting from operations                         34,172,527      9,709,791        980,754

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                     21,876,913     74,136,798      6,977,776
  Withdrawals                                      (59,774,446)   (66,072,809)    (5,408,703)
Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                        (37,897,533)     8,063,989      1,569,073

TOTAL INCREASE (DECREASE) IN NET ASSETS             (3,725,006)    17,773,780      2,549,827

NET ASSETS - Beginning of period                   144,532,693     33,393,963     10,669,718

NET ASSETS - End of period                        $140,807,687    $51,167,743    $13,219,545



                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                                    MUTUAL        GROWTH       UTILITIES
                                                     FUND          STOCK         STOCK
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                            $2,965,765      $264,643      $158,538
  Net realized gain (loss) from investments
    and futures contracts                          22,734,137     5,302,202       769,055
  Net change in unrealized appreciation
    (depreciation) of investments                  (1,244,081)    2,709,218     1,487,258
Net increase in net assets
  resulting from operations                        24,455,821     8,276,063     2,414,851

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                    27,375,051    40,513,401     2,517,724
  Withdrawals                                     (42,837,747)  (39,809,183)   (2,227,211)
Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                       (15,462,696)      704,218       290,513

TOTAL INCREASE (DECREASE) IN NET ASSETS             8,993,125     8,980,281     2,705,364

NET ASSETS - Beginning of period                  135,539,568    24,413,682     7,964,354

NET ASSETS - End of period                       $144,532,693   $33,393,963   $10,669,718

  See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS

MUTUAL FUND PORTFOLIO

                                                                   Year Ended December 31,
                                                 1998           1997             1996         1995         1994

   Net Assets, End of Period ($000)            $140,808       $144,533         $135,540     $122,109      $83,185
   Ratio of Expenses to Average Net Assets        0.91%          0.89%            0.87%        0.95%        1.01%
   Ratio of Net Investment Income to
      Average Net Assets                          1.56%          2.08%            1.86%        1.26%        2.76%
   Portfolio Turnover Rate                      128.31%        395.42%          297.41%      186.13%      168.17%


GROWTH STOCK PORTFOLIO

                                                                    Year Ended December 31,
                                                 1998             1997             1996         1995         1994

   Net Assets, End of Period ($000)            $51,168          $33,394          $24,414      $24,537      $22,169
   Ratio of Expenses to Average Net Assets       1.25%            1.34%            1.24%        1.25%        1.23%
   Ratio of Net Investment Income to
      Average Net Assets                         0.77%            0.83%            2.33%        3.78%        2.35%
   Ratio of Expenses to Average Net Assets
      before waiver of fees                      1.26%            1.34%            1.24%        1.25%        1.23%
   Ratio of Net Investment Income to Average
      Net Assets before waiver of fees           0.76%            0.83%            2.33%        3.78%        2.35%
   Portfolio Turnover Rate                       79.98%          129.79%           81.66%      337.57%      102.76%


UTILITIES STOCK PORTFOLIO

                                                                                                             Period
                                                              Year Ended December 31,                   June 21, 1995* to
                                                      1998               1997                1996       December 31, 1995

   Net Assets, End of Period ($000)                 $13,220            $10,670              $7,964            $4,291
   Ratio of Expenses to Average Net Assets            1.44%              1.60%               1.61%             2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                              1.73%              1.79%               2.24%             2.09%(1)
   Ratio of Expenses to Average Net Assets
      before directed brokerage payments              1.46%              1.65%               1.66%             2.40%(1)
   Ratio of Net Investment Income to Average Net
      Assets before directed brokerage payments       1.71%              1.74%               2.19%             2.01%(1)
   Portfolio Turnover Rate                           51.36%             41.22%              50.79%             5.06%

(1) Annualized
* Date of commencement of operations


See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1.   ORGANIZATION

Each Fund of The Flex-Partners Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Deferred Trustee Compensation

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

Futures & Options

Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as a gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded in as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the year ended December 31, 1998, the Portfolios had the following activity in futures contracts and written option contracts:

                                                     LONG CONTRACTS
                                        NUMBER OF CONTRACTS    NOTIONAL AMOUNT
--------------------------------------------------------------------------------
MUTUAL FUND PORTFOLIO:
Outstanding, beginning of year                110               $25,064,900
Contracts opened                            1,282               132,898,050
Contracts closed                           (1,372)             (151,688,950)
Outstanding, end of year                       20                 6,274,000

Growth Stock Portfolio:
Outstanding, beginning of year                  7                $1,711,037
Contracts opened                              321                82,010,900
Contracts closed                             (321)              (81,666,062)
Outstanding, end of year                        7                 2,055,875


Letter of Credit

Each Portfolio has pledged as collateral a U.S. Government security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

Income Taxes

The Portfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Organizational Costs

The costs related to the organization of each Portfolio have been deferred and are being amortized by the Portfolio on a straight-line basis over a five-year period. Such costs for Mutual Fund Portfolio and Growth Stock Portfolio have been fully amortized.

Securities Transactions

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadvisor of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million..

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of: a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or b. $7,500.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 1998, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

Portfolio                             Purchases               Sales
---------                             ---------               -----
Mutual Fund Portfolio                $199,485,528         $145,269,691
Growth Stock Portfolio                 37,169,893           29,958,979
Utilities Stock Portfolio               7,985,042            6,219,080

As of December 31, 1998, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax was as follows:

                                                                  Net unrealized
                       Cost basis of   Unrealized    Unrealized    appreciation
Portfolio               investments   appreciation  depreciation  (depreciation)
---------               -----------   ------------  ------------  --------------
Mutual Fund Portfolio   $116,197,093   $23,275,127     ($79,324)    $23,195,803
Growth Stock Portfolio    40,817,038    11,886,639   (1,248,623)     10,638,016
Utilities Stock Portfolio  9,818,931     3,663,864     (270,480)      3,393,384

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Growth Stock Portfolio, Mutual Fund Portfolio and Utilities Stock Portfolio

We have audited the accompanying statements of assets and liabilities of the Growth Stock Portfolio, Mutual Fund Portfolio and Utilities Stock Portfolio (Portfolios), including the portfolios of investments, as of December 31, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1998, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Stock Portfolio, Mutual Fund Portfolio and Utilities Stock Portfolios at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                  KPMG LLP
                                                  Columbus, Ohio
                                                  February 19, 1999

                                THE FLEX-PARTNERS
                       CROSS REFERENCE SHEET TO FORM N-1A
                           FOR THE INSTITUTIONAL FUND

PART B.

ITEM NO.          STATEMENT OF ADDITIONAL INFORMATION

10(a)             Front Cover Page
10(b)             Table of Contents

11                Description of the Trust

12(a)             Description of the Trust
12(b)(c)(d)(e)    Investment Policies and Related Matters

13(a)             Description of the Trust
                  Officers and Trustees
13(b)(c)(d)       Officers and Trustees
13(e)             Not applicable

14(a)             Principal Holders of Outstanding Shares
14(b)             Not applicable
14(c)             Officers and Trustees

15(a)             Investment Adviser and Manager
15(b)(c)(d)(e)(f) Not applicable
15(g)             Distribution Plan
15(h)             Additional Information

16                Not applicable

17(a)             Investment Policies and Related Matters
17(b)             Not applicable

18(a)             Investment Policies and Related Matters
18(b)             Not applicable
18(c)             Investment Policies and Related Matters
18(d)             Description of the Trust

19                Not applicable

20                Not applicable

21(a)             Investment Policies and Related matters
21(b)             Not applicable

22                Financial Statements

                             THE INSTITUTIONAL FUND
                               6000 Memorial Drive
                               Dublin, Ohio 43017
            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1999

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of The Institutional Fund dated April 30, 1999. A copy of the Prospectus may be obtained from The Institutional Fund c/o
R. Meeder & Associates Inc. at the above address or by calling: 1-800-325-FLEX or (614) 760-2159. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


                                TABLE OF CONTENTS
                                                                      PAGE


     Description of the Trust
     Investment Policies and Related Matters
         General
         The Portfolio
         Money Market Instruments
         Ratings
         Investment Restrictions
         Purchase and Sale of Portfolio Securities
         Valuation of Portfolio Securities
         Calculation of Yield
     Investment Adviser and Manager
     Officers and Trustees
     Distribution Plan
     Other Services
     Additional Information
     Financial Statements

                            DESCRIPTION OF THE TRUST

BACKGROUND

     The Flex-Partners (the "Trust") was organized as a Massachusetts business trust on June 22, 1992. All of the Trust's constituent funds are diversified open-end management companies. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has not retained an investment adviser for The Institutional Fund because the Trust seeks to achieve the investment objectives of the Fund by investing the Fund's assets in its corresponding Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, The Institutional Fund seeks to achieve its investment objectives by investing all of its assets in the Money Market Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     The Portfolio, in which all the assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds that have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of the Fund from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Fund's Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     As stated in "Investment Policies and Other Matters," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Policies and Other Matters." For descriptions of the management and expenses of the Portfolio, see "Investment Adviser and Manager" and "Officers and Trustees."

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing Funds and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the funds will continue indefinitely.

TRUSTEE LIABILITY

     The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


                     INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

     As described in the Prospectus, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Money Market Portfolio (the "Portfolio"), a corresponding open-end management investment company having the same investment objective, policies and restrictions as the Fund. Since the investment characteristics of the Fund correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio.

     The investment policies set forth below in this section represent the Portfolio's policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees of the Portfolio without shareholder approval.

THE PORTFOLIO

     The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. To do so, the Portfolio utilizes the amortized cost method of valuing its portfolio securities pursuant to a rule adopted by the Securities and Exchange Commission. The rule also prescribes portfolio quality and maturity standards. The Portfolio will be managed in accordance with the requirements of this rule.

MONEY MARKET INSTRUMENTS

     The Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities:

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Portfolio, which is subject to specific quality criteria and diversification requirements, may invest in commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services, or, if not rated, guaranteed by a company having commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services.

     * Private Placement Commercial Paper - Private placement commercial paper ("Rule 144A securities") consist of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     * Repurchase Agreements Pertaining to the Above - The Portfolio may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities might bear maturities exceeding one year. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Portfolio may enter into repurchase agreements with its custodian (Firstar Bank, N.A., Cincinnati) when it is advantageous to do so. The Portfolio will not invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days.


     * Funding Agreements - also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Portfolio invests an amount of cash with an insurance company, and the insurance company credits such investment on a monthly basis with guaranteed interest that is based on an index. Funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. Funding agreements also provide for adjustment of the interest rate monthly and are considered variable rate instruments. The Portfolio will only purchase a funding agreement (i) when the Manager has determined that the funding agreement presents minimal credit risks to the Portfolio and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the Investment Company Act of 1940, of the issuer, or any insurer, guarantor, or provider of credit support for the instrument, and (ii) if it may receive all principal of, and accrued interest on, a funding agreement upon written notice and within a period of time not to exceed 397 days. Because the Portfolio may not receive the principal amount of a funding agreement from the insurance company on seven days' notice or less, the funding agreement is considered an illiquid investment and, together with other investments in the Portfolio that are not readily marketable, may not exceed 10% of the Portfolio's assets. In determining average weighted portfolio maturity, a funding agreement will be deemed to have a maturity equal to the number of days remaining until the principal amount can be recovered through demand or the next interest reset date, whichever is earlier.


     R. Meeder & Associates, Inc. (the "Manager") exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A- 1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - A repurchase transaction occurs when an investor buys a security and simultaneously agrees to resell it at a later date to the person from whom it was bought, at a higher price. The price differential represents interest for the period the security is held. Repurchase transactions will normally be entered into with banks and securities brokers. The Portfolio could suffer a loss if the bank or securities broker with which the Portfolio had a repurchase agreement were to default.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed accepted when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs, and funding agreements.


     Funding Agreements - see "Money Market Instruments - Funding Agreements" above.



INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Fund and by the Portfolio as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Vote"). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by the shareholders.

     Provided that nothing in the following investment restrictions shall prevent the Fund from investing all or part of its assets in an open-end management investment company with the same investment objective as the Fund, neither the Fund nor the Portfolio may:

     (a)  Issue senior securities;

     (b) Borrow money except as a temporary measure, and then only in an amount not to exceed 5% of the value of its net assets (whichever is less) taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its gross assets taken at cost;

     (c)  Act as underwriter of securities of other issuers;

     (d)  Invest in real estate except for office purposes;

     (e) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes;

     (f) Lend its funds or other assets to any other person, however, the purchase of a portion of publicly distributed bonds, debentures or other debt instruments, the purchase of certificates of deposit, U.S. Treasury Debt Securities, and the making of repurchase agreements are permitted, provided repurchase agreements with fixed maturities in excess of 7 days do not exceed 10% of its total assets;

     (g) Purchase more than 10% of any class of securities, including voting securities of any issuer, except that the purchase of U.S. Treasury debt instruments shall not be subject to this limitation;

     (h) Invest more than 5% of its total assets (taken at value) in the securities of any one issuer, other than obligations of the U.S.
          Treasury: provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies;

     (i) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions;

     (j) Make any so-called short sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities;

     (k) Invest more than 25% of its total assets at time of purchase (taken at value) in the securities of companies in any one industry; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies;

     (l) Invest in securities of other investment companies, except for purchases by the Portfolio (or the Fund) in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation or other acquisition; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies;

     (m) Purchase or retain any securities of an issuer, any of whose officers, directors or security holders is an officer or director of the Trust or a Portfolio if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities;

     (n) Invest in securities of companies which have a record of less than three years continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested;

     (o) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

     (p)  Invest in warrants; and

     (q) Invest more than 10% of its assets in restricted securities and securities for which market quotations are not readily available and repurchase agreements which mature in excess of seven days; however, this shall not prohibit the purchase of money market instruments or other securities which are not precluded by other particular restrictions.

     In order to comply with certain state investment restrictions, each of the Fund's and the Portfolio's operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral leases or programs; and (c) Purchase real estate limited partnerships.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

     The Portfolio's purchases and sales of securities usually are principal transactions. Securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolio does not anticipate paying brokerage commissions. Any transaction for which the Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers are purchased at the offered price.

     Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the investors in the Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for the Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Portfolio and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. When purchases or sales of the same security for the Portfolio and for investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

VALUATION OF PORTFOLIO SECURITIES

     The Money Market Portfolio will value its securities by the amortized cost method as it maintains a dollar-weighted average portfolio maturity of 90 days or less. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees.

     Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

CALCULATION OF YIELD

     The Fund will calculate its yield quotations based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The following is an example of the yield calculations for the seven days ended December 31, 1998.


Simple yield:

Value of hypothetical account at end of period             $1.00097808

Value of hypothetical account at beginning of period        1.00000000

Base period return                                        $  .00097808
                                                          ------------
Current seven day yield (.00097808 x (365/7))                   5.10%
Effective yield:

Effective yield [(.00097808 + 1)365/7 ] - 1                     5.22%

     Yields reflect the Manager's agreement to limit expenses to the extent necessary to limit the Fund's annual operating expenses to 0.25%. The Manager may terminate this limitation after December 31, 1999. Investors should recognize that yields are not necessarily representative of future results, but will vary as a function of market conditions and expenses incurred.


                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for the Money Market Portfolio. The Investment Advisory Contract for the Portfolio was approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the

Investment Company Act of 1940) of the Portfolio. The contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of outstanding shares of the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund. Costs, expenses and liabilities which are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the limitation of each Fund's Distribution Plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Administrative Services Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Adviser under the Advisory Contract and other miscellaneous expense.

     The Board of Trustees of the Trust believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments, at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.



     For the year ended December 31, 1998, the Money Market Portfolio paid fees to the Manager totaling $2,029,468 ($1,436,168 in 1997; $1,060,982 in 1996).

     The Manager has agreed to limit expenses to the extent necessary to limit the Fund's annual operating expenses to 0.26%. The Manager may terminate this limitation after December 31, 1999.

     For the year ended December 31, 1998, the Manager waived fees totaling $901,787 (661,390 in 1997; 512,876 in 1996) in the Money Market Portfolio.


     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MII conducts business only through its six subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert S. Meeder, Jr., President; Thomas E. Line, Chief Operating Officer; Michael J. Sullivan, Vice President of Sales and Marketing, and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and the Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Trust and the Portfolio. Each of Messrs. Donald F. Meeder and Wesley F. Hoag is an officer of the Trust and the Portfolio.


                              OFFICERS AND TRUSTEES

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex or the Fund Manager are indicated by an asterisk (*).


NAME, ADDRESS AND AGE         POSITION HELD        PRINCIPAL OCCUPATION


ROBERT S. MEEDER, SR.*+, 70   Trustee/President    Chairman of R. Meeder &
                                                   Associates, Inc., an
                                                   investment adviser; Chairman
                                                   and Director of Mutual Funds
                                                   Service Co., the Fund's
                                                   transfer agent.

MILTON S. BARTHOLOMEW, 70     Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                        practicing attorney in
Worthington, OH  43235                             Columbus, Ohio; member of
                                                   each Fund's Audit Committee.

ROGER D. BLACKWELL, 58        Trustee              Professor of Marketing and
Blackwell Associates, Inc.                         Consumer Behavior, The Ohio
3380 Tremont Road                                  State University; President
Columbus, OH  43221                                of Blackwell Associates,
                                                   Inc., a strategic consulting
                                                   firm.

ROBERT S. MEEDER, JR.*, 38    Trustee and          President of R. Meeder &
                              Vice President       Associates, Inc.

WALTER L. OGLE, 60            Trustee              Executive Vice President of
400 Interstate North Parkway                       Aon Consulting, an employee
Suite 1630                                         benefits consulting group.
Atlanta, GA  30339

CHARLES A. DONABEDIAN, 56     Trustee              President, Winston Financial,
Winston Financial, Inc.                            Inc., which provides a
200 TechneCenter Drive                             variety of marketingand
Suite 200                                          consulting services to
Milford, OH  45150                                 investment management
                                                   companies; CEO, Winston
                                                   Advisors, Inc., an investment
                                                   adviser.

JAMES W. DIDION, 68           Trustee              Retired; formerly Executive
8781 Dunsinane Drive                               Vice President of Core
Dublin, OH  43017                                  Source, Inc., an employee
                                                   benefit and Workers'
                                                   Compensation administration
                                                   and consulting firm
                                                   (1991-1997).

JACK W. NICKLAUS II, 38       Trustee              Designer, Nicklaus Design,
11780 U.S. Highway #1                              a golf course design firm and
North Palm Beach, FL 33408                         division of Golden Bear
                                                   International, Inc.

PHILIP A. VOELKER*+, 45       Trustee and Vice     Senior Vice President and
                              President            Chief Investment Officer of
                                                   R. Meeder & Associates, Inc.

JAMES B. CRAVER*, 55          Assistant Secretary  Practicing Attorney; Special
42 Miller Hill Road                                Counsel to Flex-Partners,
Box 811                                            Flex-funds and their
Dover, MA  02030                                   Portfolios; Senior Vice
                                                   President of Signature
                                                   Financial Group, Inc.
                                                  (January 1991 to August 1995).

DONALD F. MEEDER*+, 60        Secretary/Treasurer  Vice President of R. Meeder &
                                                   Associates, Inc.; Secretary
                                                   of Mutual Funds Service Co.,
                                                   the Fund's transfer agent.

WESLEY F. HOAG*+, 42          Vice President       Vice President and General
                                                   Counsel of R. Meeder &
                                                   Associates, Inc. and Mutual
                                                   Funds Service Co. (since July
                                                   1993); Attorney, Porter,
                                                   Wright, Morris & Arthur, a
                                                   law firm (October 1984 to
                                                   June 1993).

RICHARD A. CLEMENS*+, 31      Assistant Treasurer  Manager/Financial Reporting,
                                                   Mutual Funds Service Co.
                                                   (since March 1997), the
                                                   Funds' transfer agent;
                                                   Manager, Financial
                                                   Administration, BISYS Fund
                                                   Services (May 1995 to
                                                   February 1997); Supervising
                                                   Senior Accountant, Ernst &
                                                   Young LLP (October 1990 to
                                                   May 1995)


* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

         The following table shows the compensation paid by the Portfolios and the Fund Complex as a whole to the Trustees of the Portfolio and the Fund Complex during the fiscal year ended December 31, 1998.


                               COMPENSATION TABLE


                                       Pension or                 Total
                                       Retirement                 Compensation
                                       Benefits                   from
                        Aggregate      Accrued as  Estimated      Registrant and
                        Compensation   Part of     Annual         Fund Complex
TRUSTEE                 from the       Portfolio   Benefits Upon  Paid TO
                        PORTFOLIO(1)   EXPENSE     RETIREMENT     TRUSTEE(1)(2)
                        -----------    -------     -------------  -----------

Robert S. Meeder, Sr.   None           None        None           None

Milton S. Bartholomew   $2,737         None        None           $13,525

Robert S. Meeder, Jr.   None           None        None           None

John M. Emery           $1,743         None        None           $ 9,867

Richard A. Farr         $1,365         None        None           $ 9,367

Russel G. Means         $1,115         None        None           $ 7,867

Walter L. Ogle          $3,499         None        None           $14,525

Philip A. Voelker       None           None        None           None

Roger A. Blackwell      $2,741         None        None           $13,525

Charles A. Donabedian   $2,851         None        None           $12,525

James Didion            None           None        None           None

Jack W. Nicklaus II     $1,110         None        None           $6,325

William L. Gurner       None           None        None           None

Lowell G. Miller        None           None        None           None

1 Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 1998, participating non-interested Trustees accrued deferred compensation from the funds as follows: Milton S. Bartholomew - $1,505, Roger A. Blackwell - $2,741, Charles A. Donabedian - $2,851, and Jack W. Nicklaus II - $1,110.

2 The Fund Complex consists of 15 investment companies.

     Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.0025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Members of the Audit and Strategic Planning Committees for each of The Flex-Partners and The Flex-funds Trusts, and the Portfolios are paid $500 for each Committee meeting attended. Trustees fees for the Portfolio totaled $19,126 for the year ended December 31, 1998 ($9,598 in 1997). All other officers and Trustees serve without compensation from any Portfolio.


     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.

                                DISTRIBUTION PLAN

     Rule 12b-1 (the Rule) under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Fund may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Fund shares.

     The Fund has adopted a Distribution Plan (the "Plan") which authorizes, among other things, payment of incentives in the form of commissions and fees advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Fund may expend as much as, but not more than, 3/100 of 1% of the Fund's average net assets annually pursuant to the Plan. A report of the amounts so expended in the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not interested persons of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan is terminable at any time by vote of a majority of the Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of the Plan or by vote of a majority of the Fund's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not interested persons and who have no direct or indirect financial interest in the operation of any of the Plans, upon not more than 60 days written notice to the service organization, or by the vote of the holders of a majority of the Fund's shares, or, upon 15 days notice, by a party to a service agreement.

     The Plan was approved by the Fund's Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund. The Plan has been approved by shareholders and will continue in effect only if approved at least annually by the Board of Trustees.



     Total payments made by the Fund to parties with service agreements for the year ended December 31, 1998 amounted to $164,123 ($63,003 in 1997; $37,963 in
1996). In addition, expenditures were approved by the Board of Trustees in the amount of $14,655 ($18,087 in 1997; $6,566 in 1996 for printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors. Other expenditures amounted to $162 for the year ended December 31, 1997 ($0 in 1997; $0 in 1996).



                                 OTHER SERVICES

     CUSTODIAN - Firstar Bank, N.A., Firstar Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of all of the Portfolio's assets.

     AUDITORS - KPMG LLP, Two Nationwide Plaza, Columbus, Ohio, 43215, has been retained as independent auditors for the Fund.

     STOCK TRANSFER AGENT - Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Muirfield Investors, Inc. and a sister company of R. Meeder & Associates, Inc., provides to the Fund and Portfolio accounting, administrative, stock transfer, dividend disbursing, and shareholder services. The minimum annual fee for the Money Market Portfolio is $30,000. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. The fee for The Money Market Fund is the greater of $20 per shareholder account or 0.06% of the Fund's average net assets.


     Mutual Funds Service Co. also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of 0.05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 1998, total payments to Mutual Funds Service Co. amounted to $749,751 for the Fund and Portfolio collectively.



     REPORTS TO SHAREHOLDERS - The Fund provides shareholders with quarterly reports of investments and other information, semi-annual financial statements, and annual reports.


                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of April 29, 1999, the following persons owned 5% or more of the Fund's outstanding shares of the Fund:

Name and Address                    Amount of Shares           Percent
OF RECORD OWNER                     of Record                  OF FUND
-------------------                 ----------------           -------

Salomon Smith Barney, Inc.          843,062,564                  94%
Book Entry Account
Mutual Funds, 22nd Floor
388 Greenwich St.
New York, NY 10013

     To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS

     Financial statements for The Institutional Fund and the Money Market Portfolio are presented on the following pages. Persons interested in obtaining information about any of the other Funds and/or Portfolios should contact the Investment Adviser to obtain a copy of the Fund or Portfolio's current Registration Statement.

                     Money Market Portfolio
        Portfolio of Investments as of December 31, 1998


                                                                COUPON/                FACE
                                                                YIELD    MATURITY     AMOUNT        AMORTIZED COST
                                                                -----    --------     ------        --------------
COMMERCIAL PAPER - 56.2%
   AlliedSignal, Inc.                                             5.60%  01/29/99   30,000,000  $     29,869,333
   American Home Products Corp.***                                5.10%  02/19/99    5,000,000         4,965,292
   American Home Products Corp.***                                5.00%  03/12/99    3,000,000         2,970,833
   American Honda Finance Corp.                                   5.20%  01/29/99   22,000,000        21,911,022
   Bankers Trust Corp.                                            5.04%  05/10/99   25,000,000        24,548,500
   CSW Credit, Inc.                                               5.22%  03/12/99   32,650,000        32,318,603
   Carolina Power & Light Co.                                     4.82%  08/20/99   20,000,000        19,381,433
   Credit Suisse First Boston                                     5.20%  02/24/99   15,350,000        15,230,270
   Duff & Phelps Utility and Corporate Bond Trust, Inc.           5.00%  04/20/99    1,000,000           984,861
   Duff & Phelps Utility and Corporate Bond Trust, Inc.           5.00%  04/28/99    6,815,000         6,704,256
   Duff & Phelps Utility and Corporate Bond Trust, Inc.           4.92%  05/13/99    5,000,000         4,909,800
   Duff & Phelps Utility and Corporate Bond Trust, Inc.           4.95%  05/17/99    7,000,000         6,869,100
   Eaton Corp.***                                                 5.38%  03/02/99   10,000,000         9,910,333
   Eaton Corp.***                                                 4.87%  07/19/99    7,475,000         7,273,771
   Edison International***                                        5.51%  01/22/99   22,227,000        22,156,722
   Ford Motor Credit Co.                                          5.46%  02/17/99   30,000,000        29,786,150
   General Electric Capital Corp.                                 5.44%  03/09/99   20,000,000        19,797,511
   Greenwich Asset Funding, Inc.***                               5.34%  01/14/99   30,000,000        29,942,150
   J.P. Morgan & Co., Inc.                                        5.05%  02/19/99   18,311,000        18,185,137
   LG&E Capital Corp.                                             4.92%  05/21/99   25,000,000        24,521,667
   Monsanto Co.                                                   5.10%  03/02/99   21,300,000        21,109,897
   S.C. Johnson & Son, Inc.                                       5.20%  03/09/99   20,000,000        19,806,445
   Signet Finance***                                              5.51%  01/26/99   25,000,000        24,904,340
   Toronto-Dominion Holdings USA, Inc.                            5.46%  02/02/99   35,000,000        34,830,133
   Xerox Credit Corp.                                             5.47%  02/03/99    7,000,000         6,964,901
   Xerox Credit Corp.                                             5.40%  05/03/99    7,000,000         6,871,900

----------------------------------------------------------------------------------------------------------------
   TOTAL COMMERCIAL PAPER
   (Cost$446,724,360 )                                                                               446,724,360
----------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 41.1%
   ABT 95 Series A-3                                              5.54%* 01/15/99   20,000,000        20,000,000
   Aquarium Holdings KY***                                        5.60%* 01/07/99   12,000,000        12,000,000
   Bank One Corp.                                                 5.75%  05/17/99      500,000           500,060
   Bank One Wisconsin                                             5.74%  05/11/99    1,000,000         1,000,082
   Bear Stearns Corp.                                             5.24%* 01/05/99   20,000,000        20,000,000
   Boeing Capital Corp.                                           5.87%* 02/27/99    5,000,000         5,011,669
   Care Life Project***                                           5.30%* 01/07/99    1,225,000         1,225,000
   Caterpillar Financial Services Corp.                           6.07%  02/09/99    2,135,000         2,135,556
   Caterpillar, Inc.                                              6.80%  08/24/99      500,000           503,499
   Chase Manhattan Bank                                           8.50%  02/15/99    8,300,000         8,326,515
   Chase Manhattan Bank                                          10.00%  06/15/99    3,750,000         3,819,869
   Chrysler Financial Corp.                                       6.37%  06/21/99    2,700,000         2,708,468
   Clark Grave Vault Co.***                                       5.60%* 01/07/99    2,700,000         2,700,000
   Comerica                                                       9.75%  05/01/99    5,000,000         5,061,659
   Consolidated Edison***                                         5.44%* 01/04/99    8,250,000         8,251,244
   Coughlin Family Properties, Inc.***                            5.60%* 01/07/99    4,220,000         4,220,000
   D.E.D.E. Realty***                                             5.60%* 01/07/99    3,850,000         3,850,000
   Danis Construction Co.***                                      5.60%* 01/07/99      900,000           900,000
   Doren, Inc.***                                                 5.30%* 01/07/99      500,000           500,000
   Eaton Corp.                                                    6.38%  04/01/99    1,742,000         1,745,032
   Espanola/Nambe***                                              5.30%* 01/07/99    2,115,000         2,115,000
   First USA/Bank One                                             5.75%  01/15/99    1,000,000           999,996
   First USA/Bank One                                             5.42%  01/15/99    5,000,000         5,000,313
   Ford Motor Credit Co.                                          5.63%  01/15/99    1,100,000         1,099,938
   General America Life Insurance****                             5.35%* 03/21/99   10,000,000        10,000,000
   General Motors Acceptance Corp.                                7.75%  01/15/99      100,000           100,068
   General Motors Acceptance Corp.                                6.55%  06/04/99    2,400,000         2,408,192
   General Motors Acceptance Corp.                                8.63%  06/15/99    5,420,000         5,489,411
   Hancor, Inc.***                                                5.30%* 01/07/99      600,000           600,000
   Household Finance                                              7.13%  04/30/99   10,000,000        10,044,817
   Isaac Tire, Inc.***                                            5.60%* 01/07/99    1,000,000         1,000,000
   J.C. Penney Co., Inc.                                          6.88%  06/15/99    1,000,000         1,004,847
   John Deere                                                     6.43%  08/09/99   10,000,000        10,044,974
   Key Corp.                                                      6.63%  06/01/99   20,000,000        20,103,102
   Merrill Lynch                                                  7.75%  03/01/99    1,650,000         1,655,294




                                                                COUPON/                FACE
                                                                YIELD    MATURITY     AMOUNT        AMORTIZED COST
                                                                -----    --------     ------        --------------

   Merrill Lynch                                                  6.38%  03/30/99      500,000           501,270
   Merrill Lynch                                                  5.49%* 02/25/99   10,280,000        10,292,233
   Morgan Stanley                                                 5.63%  03/01/99    4,850,000         4,849,711
   Mubea, Inc.***                                                 5.30%* 01/07/99    5,400,000         5,400,000
   Mubea, Inc.***                                                 5.30%* 01/07/99    3,750,000         3,750,000
   National City Bank                                             6.00%  03/23/99   14,200,000        14,211,842
   NationsBank Corp.                                              5.39%* 03/17/99    3,000,000         3,003,134
   NationsBank Corp.                                              8.50%  03/01/99    1,095,000         1,099,645
   O.K.I. Supply Co.***                                           5.60%* 01/07/99    2,150,000         2,150,000
   Osco Industries, Inc.***                                       5.30%* 01/07/99    2,700,000         2,700,000
   Presrite Corp.***                                              5.30%* 01/07/99    1,870,000         1,870,000
   Pro Tire, Inc.***                                              5.60%* 01/07/99    1,200,000         1,200,000
   R.I. Lampus Co.***                                             5.30%* 01/07/99    2,275,000         2,275,000
   RSD Technology***                                              5.30%* 01/07/99    4,305,000         4,305,000
   Seariver Maritime, Inc.                                        5.20%* 01/04/99    6,400,000         6,400,000
   Surgery Financing Co.***                                       5.30%* 01/07/99    6,585,000         6,585,000
   Signa Finance                                                  5.71%  03/02/99    3,000,000         3,000,660
   Signature Brands (called 8/15/99)                             13.00%  08/15/02   18,500,000        20,767,190
   SunAmerica, Inc.                                               9.00%  01/15/99    2,500,000         2,502,839
   Transamerica Finance                                           6.80%  03/15/99    6,435,000         6,452,728
   Travelers                                                      5.50%  01/15/99      500,000           500,002
   Triangle Funding                                               5.32%* 03/29/99    7,500,000         7,500,000
   Westpac Banking Corp.                                          5.67%  01/07/99   10,000,000         9,999,787
   White Castle Project***                                        5.30%* 01/07/99    9,000,000         9,000,000
   World Trade Finance                                            5.48%* 03/01/99   20,000,000        20,000,000

----------------------------------------------------------------------------------------------------------------
   TOTAL CORPORATE OBLIGATIONS
   (Cost$326,440,646 )                                                                               326,440,646
----------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.5%

   Student Loan Marketing Assoc.                                  4.89%  08/03/99    4,350,000         4,350,856

----------------------------------------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost  $4,350,856 )                                                                                 4,350,856
----------------------------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 0.0%

** U.S. Treasury Bill                                             5.02%  01/07/99       63,100            63,048

----------------------------------------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS
   (Cost     $63,048 )                                                                                    63,048
----------------------------------------------------------------------------------------------------------------


REPURCHASE AGREEMENTS - 2.2%

   Prudential Securities, 5.10%, 01/04/99,
   (Collateralized by $16,750,00001/04/99
   FNMA Remic Series Pool #93020J, 7.00%, 03/25/23,
   market value - $17,357,188)                                   5.10%  01/04/99    17,022,000        17,022,000

----------------------------------------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENTS
   (Cost $17,022,000 )                                                                                17,022,000
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.0%
(Cost$794,600,910 )(a)                                                                              $794,600,910
----------------------------------------------------------------------------------------------------------------

   TRUSTEE DEFERRED COMPENSATION*****                                                    SHARES            VALUE
             Flex-funds Highlands Growth Fund                                              260             5,573
             Flex-funds Muirfield Fund                                                     351             2,429
             Flex-funds Total Return Utilities Fund                                         56             1,074
             Flex Partners International Equity Fund                                       167             2,429

----------------------------------------------------------------------------------------------------------------
        TOTAL TRUSTEE DEFERRED COMPENSATION
        (Cost  $10,454 )                                                                                 $11,505
----------------------------------------------------------------------------------------------------------------

(a)Cost for federal income tax and financial reporting purposes are the same.

FNMA   Federal National Mortgage Association

Remic  Real Estate Mortgage Investment Conduit

* Variable rate security. Interest rate is as of December 31, 1998. Maturity date reflects the next rate change date.

**   Pledged as collateral on Letter of Credit.

***Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees.

****Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at which the Fund has valued the security.

*****Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                                INSTITUTIONAL
                                                                    FUND
Assets:
  Investment in corresponding portfolio at value                $644,168,647
  Unamortized organization costs                                       1,545
  Other assets                                                       547,809

Total Assets                                                     644,718,001

Liabilites:
  Dividends payable                                                2,803,759
  Accrued transfer agent and administrative fees                      60,185
  Accrued 12b-1 distribution fees                                     18,714
  Other accrued liabilities                                            4,064

Total Liabilities                                                  2,886,722

Net Assets                                                       641,831,279

Net Assets:
  Capital                                                        641,831,279

Net Assets                                                      $641,831,279


  Capital Stock Outstanding (indefinite shares authorized,       641,831,279
    $0.100 par value)

  Net Asset Value, Offering and
    Redemption Price Per Share                                         $1.00



                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                INSTITUTIONAL
                                                                    FUND
Net Investment Income from Corresponding Portfolio:
  Interest                                                       $32,365,749
  Expenses net of waivers                                         (1,042,949)
Total Net Investment Income from Corresponding Portfolio          31,322,800

Fund Expenses:
  Administrative fee                                                 289,804
  Transfer agent fees                                                347,768
  Audit fees                                                           5,889
  Legal fees                                                           5,065
  Printing                                                               974
  Amortization of organizational costs                                 3,194
  Distribution plan                                                  150,681
  Postage                                                                617
  Registration and filing fees                                        64,008
  Insurance                                                            2,070
  Other expenses                                                      14,108
Total Expenses                                                       884,178

  Expenses reimbursed by investment adviser                         (534,049)
Net Expenses                                                         350,129

NET INVESTMENT INCOME                                             30,972,671

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $30,972,671


See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                   Year ended       Year ended
                                                  Dec. 31, 1998    Dec. 31, 1997
                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                            $30,972,671      $20,394,527
  Net increase in net assets
    resulting from operations                       30,972,671       20,394,527

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                            (30,972,671)     (20,394,527)
  Net decrease in net assets resulting
    from dividends and distributions               (30,972,671)     (20,394,527)

CAPITAL TRANSACTIONS:
  Issued                                         3,426,758,647    3,337,084,529
  Reinvested                                         1,615,388        3,043,438
  Redeemed                                      (3,202,537,096)  (3,156,276,005)
Net increase in net assets resulting from
  capital share transactions                       225,836,939      183,851,962

TOTAL INCREASE IN NET ASSETS                       225,836,939      183,851,962

NET ASSETS - Beginning of period                   415,994,340      232,142,378

NET ASSETS - End of period                        $641,831,279     $415,994,340

SHARE TRANSACTIONS:
  Issued                                         3,426,758,647    3,337,084,529
  Reinvested                                         1,615,388        3,043,438
  Redeemed                                      (3,202,537,096)  (3,156,276,005)

Change in shares                                   225,836,939      183,851,962



FINANCIAL HIGHLIGHTS

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                            1998       1997       1996       1995    June 15, 1994*
                                                                                                     to Dec. 31, 1994

Net Asset Value, Beginning of Period                        $1.000    $1.000    $1.000     $1.000       $1.000

Income from Investment Operations
  Net investment income                                      0.054     0.054     0.053      0.059        0.026
  Total from investment operations                           0.054     0.054     0.053      0.059        0.026
Less Distributions
  Dividends from net investment income                      (0.054)   (0.054)   (0.053)    (0.059)      (0.026)
  Total distributions                                       (0.054)   (0.054)   (0.053)    (0.059)      (0.026)
Net Asset Value, End of Period                              $1.000    $1.000    $1.000     $1.000       $1.000
Total Return                                                  5.49%    5.53%      5.43%     6.01%        4.80%(1)

Ratios/Supplementary Data
  Net assets, end of period ($000)                         $641,831  $415,994  $232,142   $113,205     $59,494
  Ratio of expenses to average net assets                     0.24%    0.25%      0.25%     0.25%        0.20%(1)
  Ratio of net investment income to average net assets        5.34%    5.41%      5.30%     5.87%        4.51%(1)
  Ratio of expenses to average net assets before
    waiver of fees (2)                                        0.45%    0.47%      0.46%     0.55%        0.46%(1)
  Ratio of net investment income to average net assets
    before waiver of fees (2)                                 5.13%    5.19%      5.09%     5.57%        4.25%(1)

(1) Annualized
(2) Ratio includes fees waived in corresponding portfolio.
 *  Date of commencement of operations.

  See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1.   ORGANIZATION

The Flex-Partners Trust (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five series, and it is presently comprised of five separate funds. The Institutional Fund (the "Fund") invests all of its investable assets in a corresponding open-end management investment company (the "Portfolio") having the same investment objective as the Fund. The Fund, the Portfolio into which the Fund invests and the percentage of the Portfolio owned by the Fund is as follows:

                                                     Percentage of Portfolio
                                                      Owned by Fund as of
Fund                    Portfolio                      December 31, 1998
----                    ---------                      -----------------
Institutional Fund      Money Market Portfolio                 81%

The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

2.   SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

The Fund values its investment in the corresponding Portfolio at fair value. Valuation of securities held by the Portfolio is further described at Note 2 of the Portfolio's Notes to Financial Statements.

Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders

The Fund declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. The Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences have been reclassified among the components of net assets.

Organizational Costs

The costs related to the organization of the Fund have been deferred and are being amortized by the Fund on a straight-line basis over a five-year period.

Investment Income & Expenses

The fund records daily its proportionate share of the Portfolios' income, expense, and realized and unrealized gains and losses. In addition, the fund accrues its own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides the Portfolio with investment management, research, statistical and advisory services.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for the Fund. In compensation for such services, the Fund pays MFSCo an annual fee equal to the greater of $20 per active shareholder account or 0.06% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for the Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, the Fund pays MFSCo an annual fee equal to 0.05% of the Fund's average daily net assets.

RMA has voluntarily agreed to reimburse the Fund for the amount by which annual expenses of the Fund including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses) exceed 0.25% of average daily net assets of the Fund. Such reimbursement is limited to the total of fees charged the Fund by RMA and MFSCo.

Pursuant to Rule 12b-1 of the Act, the Fund has adopted a Distribution Plan (the "Plan"). Under the terms of the Plan, the Fund may incur certain expenses associated with the distribution of fund shares in amounts not to exceed 0.03% of the average daily net assets of the Fund on an annual basis.

Certain officers of the Fund and trustees of the Trust and the Portfolio are also officers or directors of MII, RMA and MFSCo.

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
The Flex-Partners Trust

We have audited the accompanying statement of assets and liabilities of The Flex-Partners Trust-The Institutional Fund (Fund) as of December 31, 1998, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Flex-Partners Trust-The Institutional Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                  KPMG LLP
                                                  Columbus, Ohio
                                                  February 19, 1999

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                      MONEY
                                                     MARKET
                                                    PORTFOLIO
Assets:
  Investments, at market value*                   $777,578,910
  Repurchase agreements, at cost*                   17,022,000
  Trustee deferred compensation investments, at         11,505
    market value
  Cash                                                  59,912
  Receivable for securities sold                           ---
  Receivable for net variation margin on futures           ---
  Interest receivable                                4,790,576
  Dividends receivable                                     ---
  Prepaid/Other assets                                   8,722

Total Assets                                       799,471,625

Liabilites:
  Payable for securities purchased                         ---
  Payable for Trustee Deferred Compensation Plan        11,505
  Payable to corresponding Fund                      1,055,191
  Payable to investment adviser                        107,200
  Accrued audit fees                                     9,231
  Accrued legal fees                                       660
  Accrued custodian fees                                 6,635
  Accrued trustee fees                                     ---
  Accrued fund accounting fees                          10,510
  Other accrued liabilities                              1,370

Total Liabilities                                    1,202,302

Net Assets                                        $798,269,323

Net Assets:
  Capital                                          798,269,323
  Net unrealized appreciation (depreciation)               ---
    from investments
  Net Assets                                      $798,269,323

  *Securities at cost                             $794,600,910



                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                     MONEY
                                                     MARKET
                                                   PORTFOLIO
NET INVESTMENT INCOME
  Interest                                        $41,916,923
  Dividends                                               ---

Total Investment Income                            41,916,923


Expenses:
  Investment advisory fees                          2,029,468
  Audit fees                                           15,235
  Custodian fees                                       49,680
  Trustees fees and expenses                           24,375
  Legal fees                                            5,664
  Amortization of organization cost                       ---
  Accounting fees                                     112,179
  Insurance                                             5,759
  Other expenses                                        9,492

Total Expenses                                      2,251,852

  Investment advisory fees waived                    (901,787)
  Directed brokerage payments received                    ---

Total Net Expenses                                  1,350,065

NET INVESTMENT INCOME                              40,566,858

REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:

  Net realized gain from futures contracts                ---
  Net realized gain (loss) from investments               ---
  Net change in unrealized appreciation
    (depreciation) of investments                         ---

NET GAIN ON INVESTMENTS                                   ---

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                       $40,566,858

See accompanying notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   Year ended       Year ended
                                                  Dec. 31, 1998    Dec. 31, 1997
                                                  -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income                             $40,566,858     $28,315,164
  Net realized gain (loss) from investments
    and futures contracts                                   ---             ---
  Net change in unrealized appreciation
    (depreciation) of investments                           ---             ---
Net increase in net assets
  resulting from operations                          40,566,858      28,315,164

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
  Contributions                                   3,894,846,315   3,784,994,914
  Withdrawals                                    (3,724,162,497) (3,579,221,656)
Net increase (decrease) in net assets resulting
  from transactions of investors' beneficial
  interests                                         170,683,818     205,773,258

TOTAL INCREASE (DECREASE) IN NET ASSETS             211,250,676     234,088,422

NET ASSETS - Beginning of period                    587,018,647     352,930,225

NET ASSETS - End of period                         $798,269,323    $587,018,647


MONEY MARKET PORTFOLIO

                                                                      Year Ended December 31,
                                                  1998            1997            1996         1995         1994

   Net Assets, End of Period ($000)            $798,269        $587,019        $352,930     $256,126     $224,523
   Ratio of Expenses to Average Net Assets        0.18%           0.18%           0.19%        0.21%        0.19%
   Ratio of Net Investment Income to
      Average Net Assets                          5.39%           5.47%           5.34%        5.87%        4.28%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                       0.30%           0.31%           0.33%        0.37%        0.39%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees           5.27%           5.34%           5.20%        5.70%        4.08%


  See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1.   ORGANIZATION

The Institutional Fund (the "Fund") invests all of its investable assets in a corresponding open-end management investment company (a "Portfolio") having the same investment objective as the Fund. The Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Fund, the Portfolio into which the Fund invests and the percentage of the Portfolio owned by the Fund is as follows:

The investment objective of the Money Market Portfolio is to seek current income and stable net asset values through investment in a portfolio of money market instruments. The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Money market securities held in the Portfolio are valued at amortized cost, which approximates market value.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Deferred Trustee Compensation

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of the Flex-funds and Flex-Partners Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

Letter of Credit

The Portfolio has pledged as collateral a U.S. Government security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolio's fidelity bond coverage.

Income Taxes

The Portfolio will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfoliosl ordinary income and capital gains. It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Securities Transactions

The Portfolio records security transactions on the trade date. Interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides the Portfolio with investment management, research, statistical and advisory services. For such services the Portfolio pays monthly a fee at the following annual rates: 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the six months ended June 30, 1998, RMA voluntarily waived a portion of its investment advisory fees in the Portfolio.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for the Portfolio. In compensation for such services the Portfolio pays MFSCo an annual fee equal to the greater of: a) 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or b) $30,000.

Certain officers and trustees of the Portfolio are also officers or directors of MII, RMA and MFSCo.

4.   SECURITIES TRANSACTIONS

As of December 31, 1998, the aggregate cost basis of investments for Federal income tax was $794,600,910.

INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
The Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities of the Money Market Portfolio (Portfolio), including the portfolio of investments, as of December 31, 1998, and the related statement of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1998, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.


                                                  KPMG LLP
                                                  Columbus, Ohio
                                                  February 19, 1999

                                     PART C

                               OTHER INFORMATION

Item 23. EXHIBITS - TACTICAL ASSET ALLOCATION FUND, UTILITY GROWTH FUND, CORE EQUITY FUND AND INTERNATIONAL EQUITY FUND:

     (a) Declaration of Trust (effective June 22, 1992) -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

     (b) By-laws of the Trust -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

     (c)  Not Applicable.

     (d)  Not Applicable.

     (e) Underwriting Agreement between the Trust and Adviser Dealer Services, Inc. and specimen dealer agreement between Adviser Dealer Services, Inc. and dealers -- filed as an exhibit to Registrant's Fifteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on June 18, 1997, which exhibit is incorporated herein by reference.

     (f) Deferred Compensation Plan for Independent Trustees -- filed as an exhibit to Registrant's Nineteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on March 2, 1999, which exhibit is incorporated herein by reference.

     (g) Custodian Agreement between the Registrant and Firstar Bank, N.A. -- filed as an exhibit to Registrant's First Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on April 12, 1993, which exhibit is incorporated herein by reference. Custodian Agreement between the Registrant and State Street Bank and Trust Company -- filed as an exhibit to Registrant's Sixteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on August 28, 1997, which exhibit is incorporated herein by reference.

     (h) Administrative Services Agreement between the Tactical Asset Allocation and Utility Growth Funds and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Seventh Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on February 18, 1995, which exhibit is incorporated herein by reference. Administrative Services and Accounting Services Agreements between the Core Equity Fund and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Thirteenth Post-Effective Amendment to the

          Registration Statement on Form N-1A filed with the Commission on March 13, 1997, which exhibit is incorporated herein by reference. Administration and Accounting Services Agreements between the International Equity Fund and Mutual Funds Service Co. -- filed as an exhibit to Registrant's Fifteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on June 18, 1997, which exhibit is incorporated herein by reference.

     (i) Opinion and Consent of Counsel -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

     (j)  Consent of KPMG LLP, Independent Auditors is filed herewith.

     (k)  Not Applicable.

     (l) Investment Representation Letter of Initial Shareholder filed as an exhibit to Registrant's Eighth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on April 29, 1995, which exhibit is incorporated herein by reference.

     (m) 12b-1 and Service Plans for the Class A Shares and Class C Shares of Utility Growth Fund -- reference is made to the exhibits referred to in Part C, Item 24(b)(15) of Registrant's Fourth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about October 3, 1994, and is incorporated herein by reference. 12b-1 and Service Plans for the Class A Shares and Class C Shares of The Tactical Asset Allocation Fund -- reference is made to the exhibits referred to in Part C, Item 24(b)(15) of the Registrant's Seventh Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about February 18, 1995, and is incorporated herein by reference. 12b-1 and Service Plans for Class A Shares and Class C Shares of the Core Equity Fund (formerly The CEF
          Fund) dated September 23, 1996 -- filed as an exhibit to Registrant's Thirteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on March 13, 1997, which exhibit is incorporated herein by reference. 12b-1 and Service Plan for the International Equity Fund dated February 8, 1997 -- filed as an exhibit to Registrant's Fifteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on June 18, 1997, which exhibit is incorporated herein by reference.

     (n) Financial Data Schedules for Core Equity, Utility Growth, Tactical Asset Allocation and International Equity Funds are filed herewith.

     (o) Multiple Class Plans for Utility Growth Fund and Tactical Asset Allocation Fund are filed as an exhibit to Registrant's Ninth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about April 28, 1995, which exhibit is incorporated herein by reference. Multiple Class Plan for the Core Equity Fund (formerly the CEF Fund) -- filed as an exhibit to Registrant's Thirteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on March 13, 1997, which exhibit is incorporated herein by reference.

     (p) Powers of Attorney of Trustees of Registrant and each Portfolio are incorporated by reference herein.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

Item 25. INDEMNIFICATION

     Reference is made to Section 5.3 of the Declaration of Trust filed as an exhibit to the Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992. As provided therein, each Fund is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of each Fund, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. Each Fund is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of each Fund, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, each Fund will comply with the provisions of Investment Company Act.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Not applicable.

Item 27. PRINCIPAL UNDERWRITERS.

     (a) Jefferson Funds

(b)                                   Positions and          Positions and
         Name and Principal           Offices with           Offices with
         BUSINESS ADDRESS             UNDERWRITER            REGISTRANT
         ----------------             -----------            ----------

         Robert S. Meeder, Sr.*         Director               Trustee,
                                                               President

         Philip A. Voelker*             Director,              Trustee,
                                        Vice President         Vice President

         Joseph A. Zarr*                President              None

         Donald F. Meeder*              Secretary              Secretary,
                                                               Treasurer

         Ronald C. Paul*                Treasurer              None

         James B. Craver               Asst. Secretary,        Assistant
         P. O. Box 811                 Asst. Treasurer         Secretary
         Dover, MA  02030-0811

         Mark D. Maxwell*              Asst. Secretary         None


         *6000 Memorial Drive, Dublin, OH  43017


     (c) Not Applicable


Item 28. LOCATION OF ACCOUNTS AND RECORDS.

     Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or R. Meeder & Associates, Inc., at 6000 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of Firstar Bank, N.A., custodian of the Core Equity, Utility Growth and Tactical Asset Allocation Funds, at 425 Walnut Street, Cincinnati, Ohio 45202; and State Street Bank and Trust Company, custodian of the International Equity Fund, at 225 Franklin Street, Boston, Massachusetts 02110. All other records are kept in the custody of R. Meeder & Associates, Inc. and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 29. MANAGEMENT SERVICES.

     None.

Item 30. UNDERTAKINGS

     Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

     Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

Item 23. EXHIBITS - THE INSTITUTIONAL FUND:

     (a) Declaration of Trust (effective June 22, 1992) -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

     (b) By-laws of the Trust -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

     (c)  Not Applicable.

     (d)  Not Applicable.

     (e)  Not Applicable.

     (f) Deferred Compensation Plan for Independent Trustees -- filed as an exhibit to Registrant's Nineteenth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on March 2, 1999, which exhibit is incorporated herein by reference.

     (g) Custodian Agreement -- Between the Registrant and Firstar Bank, N.A. filed as an exhibit to Registrant's First Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on April 12, 1993, which exhibit is incorporated herein by reference.

     (h) Administration Services Agreement between the Fund and Mutual Funds Service Co. filed as an exhibit to Registrant's Seventh Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or before February 18, 1995, which exhibit is incorporated herein by reference.

     (i) Opinion and Consent of Counsel -- filed as an exhibit to Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992, which exhibit is incorporated herein by reference.

     (j)  Consent of KPMG LLP, Independent Auditors is filed herewith.

     (k)  Not Applicable.

     (l) Investment Representation Letter of Initial Shareholder filed as an exhibit to Registrant's Eighth Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on April 29, 1995, which exhibit is incorporated herein by reference.

     (m) 12b-1 Plan for The Institutional Fund -- reference is made to the exhibits referred to in Part C, Item 24(b)(15) of Registrant's Second Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about April 18, 1994, and is incorporated herein by reference.

     (n)  Financial Data Schedule for The Institutional Fund is filed herewith.

     (o)  Not Applicable.

     (p) Powers of Attorney of Trustees of Registrant and each Portfolio are incorporated by reference herein.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.

Item 25. INDEMNIFICATION

     Reference is made to Section 5.3 of the Declaration of Trust filed as an exhibit to the Registrant's initial Registration Statement on Form N-1A filed with the Commission on June 25, 1992. As provided therein, the Fund is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Fund, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Fund is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to in or not opposed to the best interest of the Fund, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Fund will comply with the provisions of Investment Company Act.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Not applicable.

Item 27. PRINCIPAL UNDERWRITERS.

     Not Applicable.

Item 28. LOCATION OF ACCOUNTS AND RECORDS.

     Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or R. Meeder & Associates, Inc., at 6000 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of Firstar Bank, N.A., the Fund's custodian, at 425 Walnut Street, Cincinnati, Ohio 45202. All other records are kept in the custody of R. Meeder & Associates, Inc. and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 29. MANAGEMENT SERVICES.

     None.

Item 30. UNDERTAKINGS

     Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

     Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment to its Registration Statement meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dublin, and the State of Ohio on the 30th day of April, 1999.

                                              THE FLEX-PARTNERS

                                              BY:  /s/ Wesley F. Hoag
                                                  -----------------------------
                                                   Wesley F. Hoag
                                                   Vice President

     Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        APRIL 30, 1999                               /s/ Wesley F. Hoag
   --------------------------                __________________________________
        Date Signed                                    Wesley F. Hoag
                                                      Vice President


                         Pursuant to Powers of Attorney
                for Robert S. Meeder, Sr., Milton S. Bartholomew,
           Roger D. Blackwell, James W. Didion, Charles A. Donabedian,
                    Robert S. Meeder, Jr., Jack Nicklaus II,
                      Walter L. Ogle and Philip A. Voelker
                          Trustees of The Flex-Partners


             APRIL 30, 1999                         /s/ Wesley F. Hoag
         ------------------                  --------------------------------
               Date Signed                   Wesley F. Hoag
                                             Executed by Wesley F. Hoag
                                             Pursuant to Powers of Attorney

                                   SIGNATURES

     Mutual Fund Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of The Flex-Partners (File No. 33-48922) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 1999.

                                                 MUTUAL FUND PORTFOLIO

                                             By:  /s/ Wesley F. Hoag
                                                 ----------------------------
                                                   Wesley F. Hoag

     This Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-Partners (File No. 33-48922) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30,
 1999.

     SIGNATURE                                       TITLE

Robert S. Meeder, Sr.*                      President and Trustee
--------------------------
ROBERT S. MEEDER, SR.

Milton S. Bartholomew*                      Trustee
--------------------------
MILTON S. BARTHOLOMEW

Roger D. Blackwell*                         Trustee
--------------------------
ROGER D. BLACKWELL

James W Didion*                             Trustee
--------------------------
JAMES W. DIDION

Charles A. Donabedian*                      Trustee
--------------------------
CHARLES A. DONABEDIAN

Thomas E. Line*                             Principal Financial Officer and
--------------------------                  Principal Accounting Officer
THOMAS E. LINE

/S/ Donald F. Meeder                        Secretary/Treasurer
--------------------------
DONALD F. MEEDER

Robert S. Meeder, Jr.*                      Vice President and Trustee
--------------------------
ROBERT S. MEEDER, JR.

Jack W. Nicklaus II*                        Trustee
--------------------------
JACK W. NICKLAUS II

Walter L. Ogle*                             Trustee
--------------------------
WALTER L. OGLE

Philip A. Voelker*                          Vice President and Trustee
--------------------------
PHILIP A. VOELKER

*By: /S/  Wesley F. Hoag
    ----------------------
    Wesley F. Hoag
    Executed by Wesley F. Hoag on behalf
    of those indicated pursuant to Powers of Attorney

                                   SIGNATURES

     Utilities Stock Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-Partners to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 1999.

                                              UTILITIES STOCK PORTFOLIO

                                              By:   /s/ Wesley F. Hoag
                                                  ----------------------------
                                                       Wesley F. Hoag

     This Registration Statement on Form N-1A of The Flex-Partners has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 1999.

     SIGNATURE                                       TITLE

Robert S. Meeder, Sr.*                      President and Trustee
--------------------------
ROBERT S. MEEDER, SR.

Milton S. Bartholomew*                      Trustee
--------------------------
MILTON S. BARTHOLOMEW

Roger D. Blackwell*                         Trustee
--------------------------
ROGER D. BLACKWELL

James W Didion*                             Trustee
--------------------------
JAMES W. DIDION

Charles A. Donabedian*                      Trustee
--------------------------
CHARLES A. DONABEDIAN

Thomas E. Line*                             Principal Financial Officer and
--------------------------                  Principal Accounting Officer
THOMAS E. LINE

/S/ Donald F. Meeder                        Secretary/Treasurer
--------------------------
DONALD F. MEEDER

Robert S. Meeder, Jr.*                      Vice President and Trustee
--------------------------
ROBERT S. MEEDER, JR.

Jack W. Nicklaus II*                        Trustee
--------------------------
JACK W. NICKLAUS II

Walter L. Ogle*                             Trustee
--------------------------
WALTER L. OGLE

Philip A. Voelker*                          Vice President and Trustee
--------------------------
PHILIP A. VOELKER

*By: /S/  Wesley F. Hoag
    ----------------------
    Wesley F. Hoag
    Executed by Wesley F. Hoag on behalf
    of those indicated pursuant to Powers of Attorney

                                   SIGNATURES

     Growth Stock Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-Partners to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 1999.

                                               GROWTH STOCK PORTFOLIO

                                               By: /s/ Wesley F. Hoag
                                                  -----------------------------
                                                        Wesley F. Hoag

     This Registration Statement on Form N-1A of The Flex-Partners has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 1999.

     SIGNATURE                                       TITLE

Robert S. Meeder, Sr.*                      President and Trustee
--------------------------
ROBERT S. MEEDER, SR.

Milton S. Bartholomew*                      Trustee
--------------------------
MILTON S. BARTHOLOMEW

Roger D. Blackwell*                         Trustee
--------------------------
ROGER D. BLACKWELL

James W Didion*                             Trustee
--------------------------
JAMES W. DIDION

Charles A. Donabedian*                      Trustee
--------------------------
CHARLES A. DONABEDIAN

Thomas E. Line*                             Principal Financial Officer and
--------------------------                  Principal Accounting Officer
THOMAS E. LINE

/S/ Donald F. Meeder                        Secretary/Treasurer
--------------------------
DONALD F. MEEDER

Robert S. Meeder, Jr.*                      Vice President and Trustee
--------------------------
ROBERT S. MEEDER, JR.

Jack W. Nicklaus II*                        Trustee
--------------------------
JACK W. NICKLAUS II

Walter L. Ogle*                             Trustee
--------------------------
WALTER L. OGLE

Philip A. Voelker*                          Vice President and Trustee
--------------------------
PHILIP A. VOELKER

*By: /S/ Wesley F. Hoag
    ----------------------
    Wesley F. Hoag
    Executed by Wesley F. Hoag on behalf
    of those indicated pursuant to Powers of Attorney

                                   SIGNATURES

     Money Market Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-Partners to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 1999.

                                                  MONEY MARKET PORTFOLIO

                                                  By:  /s/ Wesley F. Hoag
                                                       ------------------------
                                                           Wesley F. Hoag

     This Registration Statement on Form N-1A of The Flex-Partners has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 1999.

     SIGNATURE                                       TITLE

Robert S. Meeder, Sr.*                      President and Trustee
--------------------------
ROBERT S. MEEDER, SR.

Milton S. Bartholomew*                      Trustee
--------------------------
MILTON S. BARTHOLOMEW

Roger D. Blackwell*                         Trustee
--------------------------
ROGER D. BLACKWELL

James W Didion*                             Trustee
--------------------------
JAMES W. DIDION

Charles A. Donabedian*                      Trustee
--------------------------
CHARLES A. DONABEDIAN

Thomas E. Line*                             Principal Financial Officer and
--------------------------                  Principal Accounting Officer
THOMAS E. LINE

/S/ Donald F. Meeder                        Secretary/Treasurer
--------------------------
DONALD F. MEEDER

Robert S. Meeder, Jr.*                      Vice President and Trustee
--------------------------
ROBERT S. MEEDER, JR.

Jack W. Nicklaus II*                        Trustee
--------------------------
JACK W. NICKLAUS II

Walter L. Ogle*                             Trustee
--------------------------
WALTER L. OGLE

Philip A. Voelker*                          Vice President and Trustee
--------------------------
PHILIP A. VOELKER

*By: /S/  Wesley F. Hoag
    ----------------------
    Wesley F. Hoag
    Executed by Wesley F. Hoag on behalf
    of those indicated pursuant to Powers of Attorney